As Filed with the Securities and Exchange Commission on April 27, 2007
REGISTRATION NO. 333-119154
811-04440

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Post-Effective Amendment No. 6

and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 45

SUN LIFE (N.Y.) VARIABLE ACCOUNT C
(Exact Name of Registrant)

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(Name of Depositor)

60 East 42nd Street, Suite 1115
New York, New York 10165
(Address of Depositor's Principal Executive Offices)

Depositor's Telephone Number, including Area Code: (212) 983-6352

Bruce A. Teichner, Assistant Vice President and Senior Counsel
Sun Life Assurance Company of Canada (U.S.)
One Sun Life Executive Park, SC 1335
Wellesley Hills, Massachusetts 02481
(Name and Address of Agent for Service)

Copies of Communications to:
Thomas C. Lauerman, Esq.
Jorden Burt LLP
1025 Thomas Jefferson Street, N.W.
Suite 400 East
Washington, D.C. 20007-0805

It is proposed that this filing will become effective (check appropriate box)

☐ immediately upon filing pursuant to paragraph (b) of Rule 485
☑ on May 1, 2007 pursuant to paragraph (b) of Rule 485
☐ 60 days after filing pursuant to paragraph (a)(1) of Rule 485
☐ on (date) pursuant to paragraph (a)(1) of Rule 485.

If appropriate, check the following box:
☐ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

No filing fee is due because an indefinite amount of securities is deemed to have been registered in reliance on Section 24(f) of the Investment Company Act of 1940.

PART A

PROSPECTUS
MAY 1, 2007
SUN LIFE FINANCIAL MASTERS® SELECT NY

Sun Life Insurance and Annuity Company of New York and Sun Life (N.Y.) Variable Account C offer the flexible payment deferred annuity contracts described in this Prospectus to individuals.

You may choose among a number of variable investment options and fixed interest options. The variable options are Sub-Accounts in the Variable Account, each of which invests in shares of one of the following funds (the "Funds"):

Large-Cap Equity Funds	Emerging Markets Bond Fund
Columbia Marsico 21st Century Fund, Variable Series -	PIMCO VIT Emerging Markets Bond Portfolio -
B Class	Admin. Class
Columbia Marsico Growth Fund, Variable Series -	International/Global Small/Mid-Cap Equity Funds
B Class	First Eagle Overseas Variable Series
Mutual Shares Securities Fund - Class 2	Mid-Cap Equity Funds
Lord Abbett Series Fund All Value Portfolio - Class VC	Lord Abbett Series Fund Mid-Cap Value Portfolio
Lord Abbett Series Fund Growth & Income Portfolio -	Fidelity® VIP Mid Cap Portfolio - Service Class 2
Class VC	Lord Abbett Series Fund Growth Opportunities
MFS®/ Sun Life Core Equity Series - S Class	Portfolio - Class VC
MFS®/ Sun Life Value Series - S Class	Small-Cap Equity Funds
Oppenheimer Capital Appreciation Fund/VA -	Franklin Small Cap Value Securities Fund - Class 2
Service Shares	SCSM Oppenheimer Main Street Small Cap Fund
Oppenheimer Main Street Fund®/VA - Service Shares	- S Class
SCSM Davis Venture Value Fund - S Class	Multi-Cap Equity Funds
SCSM FI Large Cap Growth Fund - S Class	Sun Capital® All Cap Fund - S Class
Van Kampen LIT Comstock II Fund	Specialty Sector Equity Funds
Asset Allocation Funds	MFS®/ Sun Life Utilities Series - S Class
Fidelity® VIP Balanced Portfolio - Service Class 2	Specialty Sector Commodity Funds
Franklin Income Securities Fund - Class 2	PIMCO VIT CommodityRealReturn Strategy
MFS®/ Sun Life Total Return Series - S Class	Portfolio - Admin. Class
PIMCO VIT All Asset Portfolio - Admin. Class	Real Estate Equity Funds
Oppenheimer Balanced Fund/VA - Service Shares	Sun Capital Real Estate Fund® - S Class
International/Global Equity Funds	Short-Term Bond Funds
Columbia Marsico International Opportunities	PIMCO VIT Low Duration Portfolio - Admin. Class
Fund, Variable Series - B Class	Multi-Sector Bond Funds
Templeton Foreign Securities Fund - Class 2	Franklin Strategic Income Securities Fund - Class 2
Templeton Growth Securities Fund - Class 2	Intermediate-Term Bond Funds
MFS®/ Sun Life International Growth Series - S Class	MFS®/ Sun Life Bond Series - S Class
MFS®/ Sun Life International Value Series - S Class	MFS®/ Sun Life Government Securities Series -
MFS®/ Sun Life Research International Series - S Class	S Class
Oppenheimer Global Securities Fund/VA -	PIMCO VIT Total Return Portfolio - Admin. Class
Service Shares	Sun Capital Investment Grade Bond Fund® -
Target Date Funds	S Class
Fidelity® VIP Freedom 2010 Portfolio - Service Class 2	Inflation-Protected Bond Funds
Fidelity® VIP Freedom 2015 Portfolio - Service Class 2	PIMCO VIT Real Return Portfolio - Admin. Class
Fidelity® VIP Freedom 2020 Portfolio - Service Class 2	High Yield Bond Funds
Emerging Markets Equity Funds	MFS®/ Sun Life High Yield Series - S Class
Templeton Developing Markets Securities Fund -	Money Market Funds
Class 2	MFS®/ Sun Life Money Market Series - S Class

Arnhold and S. Bleichroeder Advisers, LLC advises the First Eagle Variable Funds Trust. Columbia Management Advisors, LLC, advises the Columbia Funds (with Marsico Capital Management, LLC, sub-advising the Columbia Marsico Funds). Fidelity® Management & Research Company advises Fidelity VIP Balanced Portfolio and Fidelity VIP Mid Cap Portfolio (with Fidelity Research & Analysis Company, Fidelity Management & Research (U.K.) Inc., Fidelity International Investment Advisors, Fidelity International Investment Advisors (U.K.) Limited, and Fidelity Investments Japan Limited serving as sub-advisers). Franklin® Advisers, Inc. advises Franklin Small Cap Value Securities Fund, Franklin Income Securities Fund and Franklin Strategic Income Securities Fund. Franklin® Mutual Advisers, LLC advises Mutual Shares Securities Fund. Lord, Abbett & Co. LLC advises the Lord Abbett Series Fund Portfolios. Massachusetts Financial Services Company, our affiliate, advises the MFS®/Sun Life Funds. Pacific Investment Management Company LLC advises the PIMCO VIT Portfolios. OppenheimerFunds, Inc. advises the Oppenheimer Funds. Strategic Advisers®, Inc. advises the Fidelity VIP Freedom Portfolios. Sun Capital Advisers LLC, our affiliate, advises the Sun Capital Funds; SCSM Davis Venture Value Fund (sub-advised by Davis Advisors); SC FI Large Cap Growth Fund (sub-advised by Pyramis Global Advisors, LLC) SCSM Oppenheimer Main Street Small Cap Fund (sub-advised by OppenheimerFunds, Inc.). Templeton® Asset Management Ltd. advises the Templeton Developing Markets Securities Fund. Templeton® Investment Counsel, LLC advises Templeton Foreign Securities Fund and Templeton Growth Securities Fund. Van Kampen Asset Management advises the Van Kampen LIT Fund.

Please refer to the appendix entitled "Previously Available Investment Options" for information about certain Funds that are no longer available in connection with new Contracts being issued, but that are still available under certain Contracts that are already outstanding.

The fixed account options are available for specified time periods, called Guarantee Periods, and pay interest at a guaranteed rate for each period.

Please read this Prospectus and the Fund prospectuses carefully before investing and keep them for future reference. They contain important information about the Contracts and the Funds.

We have filed a Statement of Additional Information dated May 1, 2007 (the "SAI") with the Securities and Exchange Commission (the "SEC"), which is incorporated by reference in this Prospectus. The table of contents for the SAI is on page 54 of this Prospectus. You may obtain a copy without charge by writing to us at the address shown below (which we sometimes refer to as our "Annuity Service Address") or by telephoning (800) 752-7215. In addition, the SEC maintains a website (http://www.sec.gov) that contains the SAI, material incorporated by reference, and other information regarding companies that file with the SEC.

The Contracts are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency.

The SEC has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Any reference in this Prospectus to receipt by us means receipt at the following service address:

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
P.O. Box 9133
Wellesley Hills, Massachusetts 02481

TABLE OF CONTENTS

SPECIAL TERMS
PRODUCT HIGHLIGHTS
FEES AND EXPENSES
EXAMPLE
CONDENSED FINANCIAL INFORMATION
THE ANNUITY CONTRACT
COMMUNICATING TO US ABOUT YOUR CONTRACT
SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
THE VARIABLE ACCOUNT
VARIABLE ACCOUNT OPTIONS: THE FUNDS
THE FIXED ACCOUNT
THE FIXED ACCOUNT OPTIONS:  THE GUARANTEE PERIODS
THE ACCUMULATION PHASE
Issuing Your Contract
Amount and Frequency of Purchase Payments
Allocation of Net Purchase Payments
Your Account
Your Account Value
Variable Account Value
Fixed Account Value
Transfer Privilege
Waivers; Reduced Charges; Credits; Special Guaranteed Interest Rates
Other Programs
WITHDRAWALS. WITHDRAWAL CHARGE AND MARKET VALUE ADJUSTMENT
Cash Withdrawals
Withdrawal Charge
Types of Withdrawals Not Subject to Withdrawal Charge
Market Value Adjustment
CONTRACT CHARGES
Account Fee
Administrative Expense Charge and Distribution Fee
Mortality and Expense Risk Charge
Charges for Optional Benefit Riders
Premium Taxes
Fund Expenses
OPTIONAL LIVING BENEFIT RIDER: SECURED RETURNS FOR LIFE PLUSSM
Designated Funds
Guaranteed Minimum Accumulation Benefit ("AB") Plan
Guaranteed Minimum Withdrawal Benefit ("WB") Plan
Cost of the Secured Returns for Life Plus Benefit
Withdrawals Under the Secured Returns for Life Plus Benefit
Annuitization Under the WB Plan
Cancellation of the Secured Returns for Life Plus Benefit
Revocation of the Secured Returns for Life Plus Benefit
Step-Up
Subsequent Purchase Payments After a Step-Up
Renewal of the Secured Returns for Life Plus Benefit
Refund of Secured Returns for Life Plus Charges Under the AB Plan
Your Death Under the AB Plan
Your Death Under the WB Plan
Certain Tax Considerations
OPTIONAL LIVING BENEFIT RIDER: Income ON DemandSM BENEFIT
Determining Your Income Benefit Base
Determining Your Stored Income Balance
How the Income ON Demand Benefit Works
Withdrawals Under the Income ON Demand Benefit
Cost of the Income ON Demand Benefit
Tenth-Year Credit
Designated Funds
Cancellation of the Income ON Demand Benefit
Your Death Under the Income ON Demand Benefit
Annuitization Under the Income ON Demand Benefit
Certain Tax Considerations
OPTIONAL LIVING BENEFIT RIDER: RETIREMENT ASSET PROTECTORSM
Cost of the Retirement Asset Protector Rider
How the Retirement Asset Protector Rider Works
Withdrawals Under the Retirement Asset Protector Rider
Step-Up Under the Retirement Asset Protector Rider
Renewal of the Retirement Asset Protector Rider
Designated Funds
Cancellation of the Retirement Asset Protector Rider
Your Death Under the Retirement Asset Protector Rider
Certain Tax Considerations
BUILD YOUR PORTFOLIO
TAX ISSUES UNDER OPTIONAL LIVING BENEFIT RIDERS
Tax Issues Under the Secured Returns for Life Plus Benefit
Tax Issues Under the Income ON Demand Benefit
Tax Issues Under the Retirement Asset Protector Rider
DEATH BENEFIT
Amount of Death Benefit
The Basic Death Benefit
Optional Death Benefit Rider
Spousal Continuance
Calculating the Death Benefit
Method of Paying Death Benefit
Non-Qualified Contracts
Selection and Change of Beneficiary
Payment of Death Benefit
THE INCOME PHASE -- ANNUITY PROVISIONS
Selection of Annuitant(s)
Selection of the Annuity Commencement Date
Annuity Options
Selection of Annuity Option
Amount of Annuity Payments
Exchange of Variable Annuity Units
Account Fee
Annuity Payment Rates
Annuity Options as Method of Payment for Death Benefit
OTHER CONTRACT PROVISIONS
Exercise of Contract Rights
Change of Ownership
Voting of Fund Shares
Reports to Owners
Substitution of Securities
Change in Operation of Variable Account
Splitting Units
Modification
Reservation of Rights
Right to Return
TAX CONSIDERATIONS
ADMINISTRATION OF THE CONTRACT
DISTRIBUTION OF THE CONTRACT
AVAILABLE INFORMATION
INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE
STATE REGULATION
LEGAL PROCEEDINGS
FINANCIAL STATEMENTS
TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION
APPENDIX A - GLOSSARY
APPENDIX B - CALCULATIONS OF WITHDRAWAL CHARGES & MARKET VALUE ADJUSTMENT
APPENDIX C - CALCULATION OF BASIC DEATH BENEFIT
APPENDIX D - SECURED RETURNS FOR LIFE BENEFIT
APPENDIX E - PREVIOUSLY AVAILABLE INVESTMENT OPTIONS
APPENDIX F - SECURED RETURNS 2 BENEFIT
APPENDIX G - SECURED RETURNS FOR LIFE PLUS BENEFIT EXAMPLES
APPENDIX H - BUILD YOUR PORTFOLIO
APPENDIX I - CONDENSED FINANICAL INFORMATION

SPECIAL TERMS

Your Contract is a legal document that uses a number of specially defined terms. We explain most of the terms that we use in this Prospectus in the context where they arise, and some are self-explanatory. In addition, for convenient reference, we have compiled a list of these terms in the Glossary included at the back of this Prospectus as Appendix A. If, while you are reading this Prospectus, you come across a term that you do not understand, please refer to the Glossary for an explanation.

PRODUCT HIGHLIGHTS

The headings in this section correspond to headings in the Prospectus under which we discuss these topics in more detail.

The Annuity Contract

The Sun Life Financial Masters® Select NY Variable and Fixed Annuity Contract provides a number of important benefits for your retirement planning. During the Accumulation Phase, you make Payments under the Contract and allocate them to one or more Variable Account or Fixed Account options. During the Income Phase, we make annuity payments to you or someone else based on the amount you have accumulated. The Contract provides tax-deferral so that you do not pay taxes on your earnings until you withdraw them. When purchased in connection with a tax-qualified plan, the Contract provides no additional tax-deferral benefits because tax-qualified plans confer their own tax-deferral. The Contract also provides a basic death benefit if you die during the Accumulation Phase. You may enhance the basic death benefit by purchasing an optional death benefit rider.

The Accumulation Phase

Under most circumstances, you can buy the Contract with an initial Purchase Payment of $10,000 or more, and you can make additional Purchase Payments at any time during the Accumulation Phase. Currently there is no minimum amount required for additional Purchase Payments. However, we reserve the right to limit additional Purchase Payments to at least $1,000. We will not normally accept a Purchase Payment if your Account Value is over $2 million or, if the Purchase Payment would cause your Account Value to exceed $2 million.

Variable Account Options: The Funds

You can allocate your Purchase Payments among Sub-Accounts investing in a number of Fund options. Each Fund is either a mutual fund registered under the Investment Company Act of 1940 or a separate securities portfolio of shares of such a mutual fund. The investment returns on the Funds are not guaranteed. You can make or lose money. You can make transfers among the Funds and the Fixed Account Options.

The Fixed Account Options: The Guarantee Periods

You can allocate your Purchase Payments to the Fixed Account and elect to invest in one or more of the Guarantee Periods we make available from time to time. Each Guarantee Period earns interest at a Guaranteed Interest Rate that we publish. We may change the Guaranteed Interest Rate from time to time, but no Guaranteed Interest Rate will ever be less than the minimum guaranteed rate permitted by law. Once we have accepted your allocation to a particular Guarantee Period, we promise that the Guaranteed Interest Rate applicable to that allocation will not change for the duration of the Guarantee Period. We may offer Guarantee Periods of different durations or stop offering some Guarantee Periods. Once we stop offering a Guarantee Period of a particular duration, future allocations, transfers or renewals into that Guarantee Period will not be permitted.

Fees and Expenses

The Contract has insurance features and investment features, and there are costs related to each.

If your Account Value is less than $100,000 on your Contract Anniversary, we deduct a $30 Annual Account Fee. We will waive the Account Fee if your Contract was fully invested in the Fixed Account during the entire Contract Year.

During the Accumulation Phase, we deduct a mortality and expense risk charge at an annual rate of 1.05% of the average daily value of the Contract invested in the Variable Account. If you purchased your Contract prior to March 5, 2007 and you were 76 years or older on the Open Date, we deduct a mortality and expense risk charge at an annual rate of 1.25% of the average daily value of the Contract invested in the Variable Account. We also deduct an administrative charge at an annual rate of 0.15% of the average daily value and a distribution fee at an annual rate of 0.15% of the average daily value of the Contract invested in the Variable Account.

If you take more than a specified amount of money out of your Contract, we assess a withdrawal charge against each Purchase Payment withdrawn. For each Purchase Payment, the withdrawal charge (also known as a "contingent deferred sales charge") starts at 7% and declines to 0% after the Purchase Payment has been in the Contract for seven complete years.

Currently, you can make 12 free transfers each year; however, we reserve the right to impose a charge of up to $15 per transfer.

If you elect the optional death benefit rider, we will deduct, during the Accumulation Phase, an additional charge from the assets of the Variable Account equal to an annual rate of 0.20% of the average daily value of your Contract.

If you elect an optional living benefit rider, we will assess a periodic charge at a rate that differs among the optional living benefit riders. Currently, however, the annual amount of the charge in no case exceeds 0.65% of the highest Account Value (or other benefit base for the rider in question) during the year.

In addition to the charges we impose under the Contract, there are also charges (which include management fees and operating expenses) imposed by the Funds. The charges vary depending upon which Fund(s) you have selected.

Optional Living Benefit Riders

At issue, you may choose to participate in one of three optional living benefits available under your Contract. Each option provides the living benefits guarantee in a different way:

●	Secured Returns for Life Plus offers a choice between a guaranteed minimum accumulation benefit ("GMAB") and a guaranteed minimum withdrawal benefit ("GMWB").

●
The Income ON Demand Benefit offers an income storage benefit ("ISB") rider that differs from Secured Returns for Life Plus in that, among other things, it allows you to store the annual withdrawal payments, rather than requiring you to take the payments or lose them.

●	The Retirement Asset Protector Rider offers a stand-alone GMAB.

The optional living benefits are available only if you are age 80 or younger on the Open Date. Your optional living benefit terminates if you annuitize or if you transfer any portion of your Account Value to an investment option other than one of the "Designated Funds" listed in "Appendix I -- Build Your Portfolio". In addition, a change of ownership may also terminate your living benefit. Under the Income ON Demand Benefit and the Retirement Asset Protector Rider, you may make Purchase Payments only during your first Contract Year. All three of the optional living benefits allow you to "step-up" your guaranteed amount on an annual basis. Not all of the optional living benefits are available in all states.

In addition to the currently available optional living benefit rider listed above, two other optional living benefit riders were previously available. Although these three riders are no longer being issued, they are still in force under many Contracts that are already outstanding. These three riders are discussed in the following Appendices at the end of this prospectus:
Appendix D - Secured Returns for Life
Appendix F - Secured Returns 2 Benefit

The Income Phase: Annuity Provisions

If you want to receive regular income from your annuity after the Annuity Commencement Date, you can select one of several Annuity Options. You can choose to receive annuity payments from either the Fixed Account or from the available Variable Account options. If you choose to have any part of your annuity payments come from the Variable Account, the dollar amount of the payments may fluctuate with the performance of the Funds. Subject to the maximum Annuity Commencement Date, you decide when your Income Phase will begin but, once it begins, you cannot change your choice of annuity payment options.

During the Income Phase, the total insurance charges are deducted on a daily basis at an annual rate of 1.60% of your Account Value invested in the Variable Account.

Death Benefit

If you die before the Contract reaches the Income Phase, the Beneficiary will receive a death benefit. The amount of the death benefit depends upon whether you choose the basic death benefit or, for a fee, the optional death benefit rider. The basic death benefit pays the greatest of your Account Value, your total Purchase Payments (adjusted for withdrawals), or your Surrender Value, all calculated as of your Death Benefit Date. You may enhance the basic death benefit by electing the optional death benefit rider. The Maximum Anniversary Account Value Rider pays the greater of your basic death benefit or your highest Account Value on any Contract Anniversary before your 81st birthday. You must make your election before the date on which your Contract becomes effective. The rider is only available if you are younger than 80 on the Open Date. The optional death benefit rider election may not be changed after your Contract is issued.

Withdrawals, Withdrawal Charge and Market Value Adjustment

You can withdraw money from your Contract during the Accumulation Phase. You may withdraw a portion of your Account Value each year without the imposition of a withdrawal charge. For the first Contract Year, this "free withdrawal amount" equals 15% of the amount of all Purchase Payments you have made. For all other Contract Years, the "free withdrawal amount" is equal to the amount of all Purchase Payments made and not withdrawn prior to the last 7 Contract Years plus the greater of (1) 15% of all Purchase Payments made within the past seven Contract Years or (2) all earnings minus any free withdrawals taken during the life of the Contract. All other Purchase Payments will be subject to a withdrawal charge. Withdrawals made from the Fixed Account may also be subject to a Market Value Adjustment (see "Market Value Adjustment"). You may also have to pay income taxes and tax penalties on money you withdraw.

Right to Return

Your Contract contains a "free look" provision. If you cancel your Contract within 10 days after receiving it (or later, if required by your state), we will send you, depending upon the laws of your state, either the full amount of all your Purchase Payments or your Account Value as of the day we receive your cancellation request. (This amount may be more or less than the original Purchase Payment). We will not deduct a withdrawal charge or a Market Value Adjustment.

Tax Considerations

Your earnings are not taxed until you take them out. If you withdraw money during the Accumulation Phase, earnings come out first and are taxed as income. If your Contract is a Non-Qualified Contract, it is possible that the election of an optional living benefit rider might increase the taxable portion of any withdrawal you make from the Contract. If you are younger than 59½ when you take money out, you may be charged a 10% federal tax penalty.

NOTE ABOUT OTHER ANNUITY CONTRACTS THAT WE OFFER: In addition to the Contracts, we currently offer many other forms of annuity contracts with a wide variety of features, benefits and charges. Depending on your circumstances and needs, some of these other contracts may be at lower cost to you. Not all of the annuity contracts that we offer are available in all jurisdictions or through all of the selling agents who offer the contracts. You should consider with your selling agent what annuity contract or financial product is most consistent with your needs and preferences.

If you have any questions about your Contract or need more information, please contact us at:

          Sun Life Insurance and Annuity Company of New York
          P. O. Box 9133
          Wellesley Hills, Massachusetts 02481
          Toll Free (800) 752-7215

FEES AND EXPENSES

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract.

The table below describes the fees and expenses that you will pay at the time that you buy the Contract, surrender the Contract, or transfer cash value between investment options.

Contract Owner Transaction Expenses

Sales Load Imposed on Purchases (as a percentage of purchase payments):		0%

Maximum Withdrawal Charge (as a percentage of purchase payments):		7%[1]

Number of Complete Contract Years Since Purchase Payment has been in the Account	Withdrawal Charge
0-1	7%
1-2	6%
2-3	5%
3-4	4%
4-5	3%
5-6	2%
6-7	1%
7 or more	0%

Maximum Fee Per Transfer (currently $0):		$15

Premium Taxes (as a percentage of Account Value or total purchase payments):		0% - 3.5%[2]

The tables below describe the fees and expenses that you will pay periodically during the time that you own the Contract, not including Fund fees and expenses.

Annual Account Fee	$ 30[3]

Variable Account Annual Expenses (as a percentage of net Variable Account assets) 4

Mortality and Expense Risks Charge:	1.05%[5]
Administrative Expenses Charge:	0.15%
Distribution Fee:	0.15%

Total Variable Account Annual Expenses (without optional benefits):	1.35%

Charges for Optional Death Benefit Features

Maximum Charge for Optional Death Benefit Rider (MAV) (as a percentage of average daily net assets):	0.20%[6]

Charges for Optional Living Benefit Features

Riders Available[7]	Maximum Annual Fee[8]
Secured Returns for Life Plus Living Benefit Rider (as a percentage of the highest Account Value during the Contract Year):	0.50%
Income ON Demand Living Benefit Rider (as a percentage of the highest Income Benefit Base during the Contract Year):	0.65%
Retirement Asset Protector Living Benefit Rider (as a percentage of the highest Retirement Asset Protector Benefit Base during the Contract Year):	0.35%

Previously Available Riders[9]	Maximum Annual Fee
Maximum Charge for Secured Returns for Life or Secured Returns 2 (as a percentage of the highest Account Value during the Contract Year):	0.50%

Maximum Annual Charge for an Optional Living Benefit Rider (as a percentage of highest Account Value or Benefit Base during the Contract Year):	0.65%[10]

Total Variable Account Annual Expenses with Maximum Charges for an Optional Death and an Optional Living Benefit Rider (as a percentage of Account Value):	2.20%[10,11]

The next table shows the minimum and maximum total operating expenses charged by the Funds that you may pay periodically during the time that you own the Contract. More detail concerning each Fund's fees and expenses is contained in the prospectus for each Fund.

Total Annual Fund Operating Expenses	Minimum	Maximum
(expenses as a percentage of average daily Fund net assets that are deducted from Fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)
Prior to any fee waiver or expense reimbursement[9]	0.65%	2.62%

[1]
A portion of your Account may be withdrawn each year without imposition of any withdrawal charge and, after a Purchase Payment has been in your Account for 7 Contract Years, it may be withdrawn free of the withdrawal charge. (See "Withdrawal Charges.")

[2]
The premium tax rate and base vary by your state of residence and the type of Certificate you own. Currently, we deduct premium taxes from Certificate Value upon full surrender (including a surrender for the death benefit) or annuitization. (See "Contract Charges -- Premium Taxes.")

[3]
The Annual Account Fee is waived if 100% of your Account Value has been allocated to the Fixed Account during the entire Contract Year or if your Account Value is $100,000 or more on your Contract Anniversary. (See "Account Fee.")

[4]
All of the Variable Account Annual Expenses, except for the charges for optional living benefit riders, are assessed as a percentage of average daily net Variable Account assets. The charge for each optional living benefit rider is assessed on a quarterly basis.

[5]
For Contracts purchased prior to March 5, 2007, the rate of this charge is 1.25% if you were age 76 or older on the Contract's Open Date. In that case, the rate for "Total Variable Expenses (without optional benefits)" would be 1.55%.

[6]	The optional death benefit rider is defined under "Death Benefit." This rider is available only if you are younger than age 80 on the Open Date.

[7]
The optional living benefit riders, including the charges therefore, are described in detail under "OPTIONAL LIVING BENEFIT RIDER: SECURED RETURNS FOR LIFE PLUS," "OPTIONAL LIVING BENEFIT RIDER: Income ON Demand BENEFIT," and "OPTIONAL LIVING BENEFIT RIDER: RETIREMENT ASSET PROTECTOR." As discussed in those portions of this prospectus, if, after you acquire one of these riders, you elect to increase or renew certain benefits under the rider, we have the right to increase the rate of the charge to what we are then charging on newly issued riders of the same type or to a rate based on then-current market conditions.

[8]
The charges shown are assessed and deducted quarterly based upon the Account Value or benefit base on the last day of each Account Quarter. Your actual charges may be less than the maximum stated above. See "Cost of the Secured Returns for Life Plus Benefit," "Cost of the Income ON Demand Benefit," "Cost of the Retirement Asset Protector Benefit," "APPENDIX D - SECURED RETURNS FOR LIFE" and "APPENDIX F - SECURED RETURNS 2 BENEFIT."

[9]
Although these riders are no longer being issued, these previously available riders are still in force under many outstanding Contracts. For more information on these previously issued optional riders, including how the fees are calculated, please see "APPENDIX D - SECURED RETURNS FOR LIFE BENEFIT" and "APPENDIX F - SECURED RETURNS 2 BENEFIT." As discussed in Appendix D and Appendix F, if you elect to increase certain benefits under the Secured Returns for Life or Secured Returns 2 riders, we have the right to increase the rate of the charge based on then-current market conditions.

[10]
This amount assumes that the living benefit rider’s initial benefit base is equal to the Account Value. If the benefit base changes, your Total Variable Account Annual Expenses would be higher or lower.

[11]
This chart shows your insurance charges before you annuitize your Contract. As explained in "Amount of Annuity Payments," after you annuitize your Contract, the sum of your insurance charges will never be greater than an annual rate of 1.70% of average daily net Variable Account assets, regardless of your age on the Open Date.

[12]
The expenses shown are for the year ended December 31, 2006, and do not reflect any fee waiver or expense reimbursement. The advisers and/or other service providers of certain Funds have agreed to reduce their fees and/or reimburse the Funds' expenses in order to keep the Funds' expenses below specified limits. The minimum and maximum Total Annual Fund Operating Expenses for all Funds after all fee reductions and expense reimbursement arrangements are taken into consideration are 0.65% and 1.78%, respectively. Each fee reduction and/or expense reimbursement arrangement is described in the relevant Fund's prospectus.

THE ABOVE EXPENSES FOR THE FUNDS WERE PROVIDED BY THE FUNDS. WE HAVE NOT INDEPENDENTLY VERIFIED THE ACCURACY OF THE INFORMATION.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner transaction expenses, contract fees, variable account annual expenses, and Fund fees and expenses, and are based on a sample Contract with the maximum possible fees.

The Example assumes that you invest $10,000 in the Contract for the time periods indicated and that your Contract includes the maximum charges for the optional death benefit (MAV) and an optional living benefit (Income ON Demand). If these optional benefits were not elected or fewer options were elected, the expense figures shown below would be lower. The Example also assumes that your investment has a 5% return each year and assumes the maximum fees and expenses of any of the Funds. For purposes of converting the annual contract fee to a percentage, the Example assumes an average Contract size of $50,000. In addition, this Example assumes no transfers were made and no premium taxes were deducted. If these arrangements were considered, the expenses shown would be higher. This Example also does not take into consideration any fee waiver or expense reimbursement arrangement of the Funds. If these arrangements were taken into consideration, the expenses shown would be lower.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

(1)	If you surrender your Contract at the end of the applicable time period:

1 year	3 years	5 years	10 years

$1,088	$1,904	$2,721	$4,940

(2)	If you annuitize your Contract at the end of the applicable time period:

1 year	3 years	5 years	10 years

$492	$1,478	$2,465	$4,940

(3)	If you do not surrender your Contract :

1 year	3 years	5 years	10 years

$492	$1,478	$2,465	$4,940

The fee table and Example should not be considered a representation of past or future expenses and charges of the Sub-Accounts. Your actual expenses may be greater or less than those shown. The Example does not include the deduction of state premium taxes, which may be assessed upon full surrender, death or annuitization, or any taxes and penalties you may be required to pay if you surrender the Contract. Similarly, the 5% annual rate of return assumed in the Example is not intended to be representative of past or future investment performance. For more information about Fund expenses, including a description of any applicable fee waiver or expense reimbursement arrangement, see the prospectuses for the Funds.

CONDENSED FINANCIAL INFORMATION

Historical information about the value of the units we use to measure the variable portion of your Contract ("Variable Accumulation Units") is included in the back of this Prospectus as Appendix I.

THE ANNUITY CONTRACT

Sun Life Insurance and Annuity Company of New York and Sun Life (N.Y.) Variable Account C (the "Variable Account") offer the Contract on an individual basis for use in connection with retirement planning. We issue the Contract directly to the individual Owner of the Contract.

In this Prospectus, unless we state otherwise, we address Owners of Individual Contracts as "you." For the purpose of determining benefits under the Contracts, we establish an Account for each Owner, which we will refer to as "your" Account.

Your Contract provides a number of important benefits for your retirement planning. It has an Accumulation Phase, during which you make Payments under the Contract and allocate them to one or more Variable Account or Fixed Account options, and an Income Phase, during which we make annuity payments based on the amount you have accumulated. Your Contract provides tax deferral, so that you do not pay taxes on your earnings under your Contract until you withdraw them. However, if you purchase your Contract in connection with a tax-qualified plan, your purchase should be made for reasons other than tax-deferral. Tax-qualified plans provide tax-deferral without the need for purchasing an annuity contract.

Your Contract also provides a basic death benefit if you die during the Accumulation Phase. You may enhance the basic death benefit by electing the optional death benefit rider and paying an additional charge for the optional death benefit rider. Finally, if you so elect, during the Income Phase we will make annuity payments to you or someone else for life or for another period that you choose.

You choose these benefits on a variable or fixed basis or a combination of both. When you choose Variable Account investment options or a Variable Annuity option, your Account Value will change in response to changes in the return available from the different types of investments you select under your Contract. With these variable options, you assume all investment risk under your Contract. When you choose a Guarantee Period in our Fixed Account or a Fixed Annuity option, we assume the investment risk, except in the case of early withdrawals in the Accumulation Phase, where you bear the risk of unfavorable interest rate changes. You may also bear the risk that the interest rates we will offer in the future and the rates we will use in determining your Fixed Annuity may not exceed our minimum guaranteed rate. Our minimum guaranteed interest rate will never be less than that permitted by law.

The Contract is designed for use in connection with personal retirement and deferred compensation plans, some of which qualify for favorable federal income tax treatment under Sections 401, 403, 408 or 408A of the Internal Revenue Code. The Contract is also designed so that it may be used in connection with certain non-tax-qualified retirement plans, such as payroll savings plans and such other groups (trusteed or non-trusteed) as may be eligible under applicable law. We refer to Contracts used with plans that receive favorable tax treatment as "Qualified Contracts," and all other Contracts as "Non-Qualified Contracts." A qualified retirement plan generally provides tax-deferral regardless of whether the plan invests in an annuity contract. A decision to purchase an annuity contract should not be based on the assumption that the purchase of an annuity contract is necessary to obtain tax-deferral benefits under a qualified retirement plan.

Some broker/dealers may limit their clients from purchasing some optional benefits based upon the client's age. Your individual representative will describe any such limitations. You should work with your registered representative to decide whether an optional benefit is appropriate for you based on a thorough analysis of your particular insurance needs, financial objectives, investment goals, time horizons and risk tolerance.

COMMUNICATING TO US ABOUT YOUR CONTRACT

All materials sent to us, including Purchase Payments, must be sent to our Annuity Mailing Address as set forth on the first page of this Prospectus. For all telephone communications, you must call (800) 752-7215.

Unless this Prospectus states differently, we will consider all materials sent to us and all telephone communications to be received on the date we actually receive them at our Annuity Mailing Address. However, we will consider all financial transactions, including Purchase Payments, withdrawal requests and transfer instructions, to be received on the next Business Day if we receive them (1) on a day that is not a Business Day or (2) after 4:00 p.m., Eastern Time. In some cases, receipt of financial transactions by the broker-dealer of record will be deemed to be constructive receipt by us.

When we specify that notice to us must be in writing, we reserve the right, at our sole discretion, to accept notice in another form.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

We are a stock life insurance company incorporated under the laws of New York on May 25, 1983. We do business primarily in New York. Our Home Office is located at 60 East 42nd Street, Suite 1115, New York, New York 10165.

We are ultimately controlled by Sun Life Financial Inc. ("Sun Life Financial"). Sun Life Financial, a corporation organized in Canada, is a reporting company under the Securities Exchange Act of 1934 with common shares listed on the Toronto, New York, and Philippine stock exchanges.

THE VARIABLE ACCOUNT

We established the Variable Account as a separate account on October 18, 1985, pursuant to a resolution of our Board of Directors. The Variable Account funds the Contract and various other variable annuity product contracts which are offered by the Company and other affiliated and unaffiliated offerors. These other products may have features, benefits and charges that are different from those under the Contract.

Under New York insurance law and the Contract, the income, gains or losses of the Variable Account are credited to or charged against the assets of the Variable Account without regard to the other income, gains, or losses of the Company. These assets are held in relation to the Contract and other variable annuity contracts that provide benefits that vary in accordance with the investment performance of the Variable Account. Although the assets maintained in the Variable Account will not be charged with any liabilities arising out of any other business we conduct, all obligations arising under a Contract, including the promise to make annuity payments, are general corporate obligations of the Company.

The assets of the Variable Account are divided into Sub-Accounts. Each Sub-Account invests exclusively in shares of a specific Fund. All amounts allocated by you to a Sub-Account will be used to purchase Fund shares at their net asset value. Any and all distributions made by the Funds with respect to the shares held by the Variable Account will be reinvested to purchase additional Fund shares at their net asset value. Deductions from the Variable Account for cash withdrawals, annuity payments, death benefits, Account Fees, Contract charges against the assets of the Variable Account for the assumption of mortality and expense risks, administrative expenses, optional benefit riders, and any applicable taxes will, in effect, be made by redeeming the number of Fund Shares at their net asset value equal in total value to the amount to be deducted. The Variable Account will be fully invested in Fund shares at all times.

VARIABLE ACCOUNT OPTIONS: THE FUNDS

The Contract offers Sub-Accounts that invest in a number of Fund investment options. Each Fund is a mutual fund registered under the Investment Company Act of 1940, or a separate series of shares of such a mutual fund.

More comprehensive information about the Funds, including a discussion of their management, investment objectives, expenses, and potential risks, is found in the current prospectuses for the Funds (the "Fund Prospectuses"). The Fund Prospectuses should be read in conjunction with this Prospectus before you invest. A copy of each Fund Prospectus, as well as a Statement of Additional Information for each Fund, may be obtained without charge from the Company by calling (800) 752-7215 or by writing to Sun Life Insurance and Annuity Company of New York, P.O. Box 9133, Wellesley Hills, Massachusetts 02481.

The Funds may also be available to registered separate accounts offering variable annuity and variable life products of other affiliated and unaffiliated insurance companies, as well as to the Variable Account and other separate accounts of the Company. Although we do not anticipate any disadvantages to this, there is a possibility that a material conflict may arise between the interests of the Variable Account and one or more of the other separate accounts participating in the Funds. A conflict may occur due to a change in law affecting the operations of variable life and variable annuity separate accounts, differences in the voting instructions of the Owners and Payees and those of other companies, or some other reason. In the event of conflict, we will take any steps necessary to protect Owners and Payees, including withdrawal of the Variable Account from participation in the underlying Funds which are involved in the conflict or substitution of shares of other Funds.

Certain of the investment advisers, transfer agents, or underwriters to the Funds may reimburse us for administrative costs in connection with administering the Funds as options under the Contracts. These amounts are not charged to the Funds or Owners, but are paid from assets of the advisers, transfer agents, or underwriters, except for the administrative costs of the Lord Abbett Series Trust Portfolios, which are paid from Fund assets and reflected under "Fees and Expenses."

Certain publicly available mutual funds may have similar investment goals and principal investment policies and risks as one or more of the Funds, and may be managed by a Fund's portfolio manager(s). While a Fund may have many similarities to these other funds, its investment performance will differ from their investment performance. This is due to a number of differences between a Fund and these similar products, including differences in sales charges, expense ratios and cash flows.

THE FIXED ACCOUNT

The Fixed Account is made up of all the account assets of the Company other than those allocated to any separate account. Amounts you allocate to Guarantee Periods become part of the Fixed Account and are available to fund the claims of all classes of our customers, including claims for benefits under the Contracts.

We will invest the assets of the Fixed Account in those assets we choose that are allowed by New York State insurance laws. In general, these laws permit investments, within specified limits and subject to certain qualifications, in federal, state and municipal obligations, corporate bonds, preferred and common stocks, real estate mortgages, real estate and certain other investments. We intend to invest primarily in investment-grade fixed income securities (i.e., rated by a nationally recognized rating service within the 4 highest grades) or instruments we believe are of comparable quality.

We are not obligated to invest amounts allocated to the Fixed Account according to any particular strategy, except as may be required by applicable New York state insurance laws. You will not have a direct or indirect interest in the Fixed Account investments.

THE FIXED ACCOUNT OPTIONS:  THE GUARANTEE PERIODS

You may elect one or more Guarantee Period(s) from those we make available from time to time. We may offer Guarantee Periods of different durations or stop offering some Guarantee Periods. Once we stop offering a Guarantee Period of a particular duration, allocations, transfers or renewals into that Guarantee Period will not be permitted. In addition, we reserve the right not to make any Guarantee Periods available. In such event, renewals will be made into the Money Market Sub-Account. We may choose to exercise this right before the Open Date or at some later time. At any time, we can reverse our decision to exercise this right.

We determine Guaranteed Interest Rates at our discretion. We do not have a specific formula for establishing the rates for different Guarantee Periods. Our determination will be influenced by the interest rates on fixed income investments in which we may invest amounts allocated to the Guarantee Periods. We will also consider other factors in determining these rates, including regulatory and tax requirements, sales commissions and administrative expenses borne by us, general economic trends and competitive factors. We cannot predict the level of future interest rates.

We may from time to time at our discretion offer special interest rates for new Purchase Payments that are higher than the rates we are then offering for renewals or transfers.

Early withdrawals from your allocation to a Guarantee Period, including cash withdrawals, transfers and commencement of an annuity option, may be subject to a Market Value Adjustment, which could decrease or increase the value of your Account. (See "Withdrawals, Withdrawal Charge and Market Value Adjustment.")

THE ACCUMULATION PHASE

During the Accumulation Phase of your Contract, you make Payments into your Account, and your earnings accumulate on a tax-deferred basis. The Accumulation Phase begins with our acceptance of your first Purchase Payment and ends the Business Day before your Annuity Commencement Date. The Accumulation Phase will end sooner if you surrender your Contract or if the Owner dies before the Annuity Commencement Date.

Issuing Your Contract

When we accept your Application, we "open" the Contract. We refer to this date as the "Open Date." When we receive your initial Purchase Payment, we "issue" your Contract. We refer to this date as the "Issue Date."

We will credit your initial Purchase Payment to your Account within 2 Business Days of receiving your completed Application. If your Application is not complete, we will notify you. If we do not have the necessary information to complete the Application within 5 Business Days, we will send your money back to you or ask your permission to retain your Purchase Payment until the Application is made complete. Then we will apply the Purchase Payment within 2 Business Days of when the Application is complete.

Amount and Frequency of Purchase Payments

The amount of Purchase Payments may vary; however, we will not accept an initial Purchase Payment of less than $10,000 and, although there is currently no minimum amount for additional Purchase Payments, we reserve the right to limit each additional Purchase Payment to at least $1,000. In addition, we will not accept a Purchase Payment if your Account Value is over $2 million, or if the Purchase Payment would cause your Account Value to exceed $2 million, unless we have approved the Payment in advance. We reserve the right to refuse Purchase Payments received more than 5 years after your Issue Date or after your 70th birthday, whichever is later. Within these limits, you may make Purchase Payments at any time during the Accumulation Phase.

Allocation of Net Purchase Payments

You may allocate your Purchase Payments among the different Sub-Accounts and Guarantee Periods currently available, but we reserve the right to limit any allocation to a Guarantee Period to at least $1,000.

In your Application, you may specify the percentage of each Purchase Payment to be allocated to each Sub-Account or Guarantee Period. These percentages are called your allocation factors. You may change the allocation factors for future Payments by sending us notice of the change as required. We will use your new allocation factors for the first Purchase Payment we receive with or after we have received notice of the change, and for all future Purchase Payments, until we receive another change notice.

Although it is currently not our practice, we may deduct applicable premium taxes or similar taxes from your Purchase Payments (see "Contract Charges -- Premium Taxes"). In that case, we will credit your Net Purchase Payment, which is the Purchase Payment minus the amount of those taxes.

Your Account

When we accept your first Purchase Payment, we establish an Account for you, which we maintain throughout the Accumulation Phase of your Contract.

Your Account Value

Your Account Value is the sum of the value of the 2 components of your Contract: the Variable Account portion of your Contract ("Variable Account Value") and the Fixed Account portion of your Contract ("Fixed Account Value"). These 2 components are calculated separately, as described under "Variable Account Value" and "Fixed Account Value."

Variable Account Value

     Variable Accumulation Units

In order to calculate your Variable Account Value, we use a measure called a Variable Accumulation Unit for each Sub-Account. Your Variable Account Value is the sum of your Account Value in each Sub-Account, which is the number of your Variable Accumulation Units for that Sub-Account times the value of each Unit.

     Variable Accumulation Unit Value

The value of each Variable Accumulation Unit in a Sub-Account reflects the net investment performance of that Sub-Account. We determine that value once on each day that the New York Stock Exchange is open for trading, at the close of trading, which is currently 4:00 p.m., Eastern Time. (The close of trading is determined by the New York Stock Exchange.) We also may determine the value of Variable Accumulation Units of a Sub-Account on days the Exchange is closed if there is enough trading in securities held by that Sub-Account to materially affect the value of the Variable Accumulation Units. Each day we make a valuation is called a "Business Day." The period that begins at the time Variable Accumulation Units are valued on a Business Day and ends at that time on the next Business Day is called a "Valuation Period." On days other than Business Days, the value of a Variable Accumulation Unit does not change.

To measure these values, we use a factor -- which we call the "Net Investment Factor" -- which represents the net return on the Sub-Account's assets. At the end of any Valuation Period, the value of a Variable Accumulation Unit for a Sub-Account is equal to the value of that Sub-Account's Variable Accumulation Units at the end of the previous Valuation Period, multiplied by the Net Investment Factor. We calculate the Net Investment Factor by dividing (1) the net asset value of a Fund share held in the Sub-Account at the end of that Valuation Period, plus the per share amount of any dividend or capital gains distribution made by that Fund during the Valuation Period, by (2) the net asset value per share of the Fund share at the end of the previous Valuation Period; then, for each day in the Valuation Period, we deduct a factor representing the asset-based insurance charges (the mortality and expense risk charges, the administrative expense charge and distribution fee) plus the applicable asset-based charge for certain optional benefit riders.

For a hypothetical example of how we calculate the value of a Variable Accumulation Unit, see the Statement of Additional Information.

     Crediting and Canceling Variable Accumulation Units

When we receive an allocation to a Sub-Account, either from a Net Purchase Payment or a transfer of Account Value, we credit that amount to your Account in Variable Accumulation Units. Similarly, we cancel Variable Accumulation Units when you transfer or withdraw amounts from a Sub-Account, or when we deduct certain charges under the Contract. We determine the number of Units credited or canceled by dividing the dollar amount by the Variable Accumulation Unit value for that Sub-Account at the end of the Valuation Period during which the transaction or charge is effective.

Fixed Account Value

Your Fixed Account Value is the sum of all amounts allocated to Guarantee Periods, either from Net Purchase Payments, transfers or renewals, plus interest credited on those amounts, and minus withdrawals, transfers out of Guarantee Periods, and any deductions for charges under the Contract taken from your Fixed Account Value.

A Guarantee Period begins the day we apply your allocation and ends when all calendar years (or months if the Guarantee Period is less than one year) in the Guarantee Period (measured from the end of the calendar month in which the amount was allocated to the Guarantee Period) have elapsed. The last day of the Guarantee Period is its Expiration Date.

Each additional Purchase Payment, transfer or renewal credited to your Fixed Account Value will result in a new Guarantee Period with its own Expiration Date. Amounts allocated at different times to Guarantee Periods of the same duration may have different Expiration Dates.

     Crediting Interest

We credit interest on amounts allocated to a Guarantee Period at the applicable Guaranteed Interest Rate for the duration of the Guarantee Period. During the Guarantee Period, we credit interest daily at a rate that yields the Guaranteed Interest Rate on an annual effective basis.

     Guarantee Amounts

Each separate allocation you make to a Guarantee Period, together with interest credited thereon, is called a Guarantee Amount. Each Guarantee Amount is treated separately for purposes of determining the Market Value Adjustment. We may restrict a Guarantee Period that will extend beyond your maximum Annuity Commencement Date. Renewals into a Guarantee Period that extends beyond your maximum Annuity Commencement Date will result in an application of a Market Value Adjustment upon annuitization or withdrawals. We reserve the right to limit each new allocation to a Guarantee Period to at least $1,000.

     Renewals

We will notify you in writing between 45 and 75 days before the Expiration Date of any Guarantee Amount. If you would like to change your Fixed Account option, we must receive from you prior to the Expiration Date:

●	written notice from you electing a different Guarantee Period from among those we then offer, or

●	written instructions to transfer the Guarantee Amount to one or more Sub-Accounts, in accordance with the transfer privilege provisions of the Contract (see "Transfer Privilege").

If we receive no instructions from you prior to the Expiration Date, we will automatically renew your Fixed Account allocation into a new Guarantee Period of the same duration as the last Guarantee Period. If we are no longer offering a Guarantee Period of the same duration, we will automatically transfer your Fixed Account allocation into the Money Market Sub-Account.

A Guarantee Amount will not renew into a Guarantee Period that will extend beyond your maximum Annuity Commencement Date. In that case, unless you notify us otherwise, we will automatically transfer your Guarantee Amount into the Money Market Sub-Account.

These automatic transfers of Fixed Account Value into the Money Market Sub-Account will not count as a transfer for purposes of the transfer restrictions described under "Transfer Privilege."

     Early Withdrawals

If you withdraw, transfer, or annuitize an allocation from a Guarantee Period more than 30 days prior to the Renewal Date, we will apply a Market Value Adjustment to the transaction. This could result in an increase or a decrease of your Account Value, depending on interest rates at the time. You bear the risk that you will receive less than your principal if the Market Value Adjustment applies.

Transfer Privilege

     Permitted Transfers

During the Accumulation Phase, you may transfer all or part of your Account Value to one or more Sub-Accounts or Guarantee Periods then available, subject to the following restrictions:

●	you may not make more than 12 transfers in any Contract Year;

●	the amount transferred from a Guarantee Period must be the entire Guarantee Amount, except for transfers of interest credited during the current Contract Year;

●	at least 30 days must elapse between transfers to and from Guarantee Periods;

●	at least 6 days must elapse between transfers to and from the Sub-Accounts,

●	transfers to or from Sub-Accounts are subject to terms and conditions that may be imposed by the Funds; and

●	we impose additional restrictions on market timers, which are further described below.

These restrictions do not apply to transfers made under any approved Optional Program. At our discretion, we may waive some or all of these restrictions. Additional restrictions apply to transfers made under any of the Optional Living Benefit Riders.

We reserve the right to waive these restrictions and exceptions at any time, as discussed under "Short-Term Trading," or to change them. Any change will be applied uniformly. We will notify you of any change prior to its effectiveness.

There is currently no charge imposed on transfers; however, we reserve the right to impose a transfer charge of $15 for each transfer. Transfers out of a Guarantee Period more than 30 days before the Renewal Date or any time after the Renewal Date will be subject to the Market Value Adjustment described below. Under current law, there is no tax liability for transfers.

     Requests for Transfers

You may request transfers in writing or by telephone. If the request is received before the earlier of (a) 4:00 p.m. Eastern Time on a Business Day, or (b) the close of the New York Stock Exchange on days that the Stock Exchange closes before 4:00 p.m., the transfer will be effective that day. The telephone transfer privilege is available automatically during regular business hours before 4:00 p.m. Eastern Time and does not require your written election. We will require personal identifying information to process a request for a transfer made by telephone. We will not be liable for following instructions communicated by telephone that we reasonably believe are genuine.

Your transfer request will be effective as of the close of the Business Day if we receive your transfer request before the earlier of (a) 4:00 p.m. Eastern Time on a Business Day, or (b) the close of the New York Stock Exchange on days that the Stock Exchange closes before 4:00 p.m. Otherwise, your transfer request will be effective on the next Business Day.

     Short-Term Trading

The Contracts are not designed for short-term trading. If you wish to employ such strategies, do not purchase a Contract. Transfer limits and other restrictions, described below, are subject to our ability to monitor transfer activity. Some Contract Owners and their third party intermediaries engaging in short-term trading may employ a variety of strategies to avoid detection. Despite our efforts to prevent short-term trading, there is no assurance that we will be able to identify such Contract Owners or intermediaries or curtail their trading. A failure to detect and curtail short-term trading could result in adverse consequences to the Contract Owners. Short-term trading can increase costs for all Contract Owners as a result of excessive portfolio transaction fees. In addition, short-term trading can adversely affect a Fund's performance. If large amounts of money are suddenly transferred out of a Fund, the Fund's investment adviser cannot effectively invest in accordance with the Fund's investment objectives and policies.

The Company has policies and procedures to discourage frequent transfers of contract value. As described under "Transfer Privilege," such policies include limiting the number and timing of certain transfers, subject to exceptions described in that section and exceptions designed to protect the interests of individual Contract Owners. The Company also reserves the right to charge a fee for transfers.

Short-term trading activities whether by the Contract Owner or a third party authorized to initiate transfer requests on behalf of Contract Owner(s) may be subject to other restrictions as well. For example, we reserve the right to take actions against short-term trading which restrict your transfer privileges (including transfers to and from the Fixed Account) more narrowly than the policies described under "Transfer Privilege," such as requiring transfer requests to be submitted in writing through regular first-class U.S mail (e.g., no overnight, priority or courier delivery allowed), and refusing any and all transfer instructions.

If we determine that a third party acting on your behalf is engaging (alone or in combination with transfers effected by you directly) in a pattern of short-term trading, we may refuse to process certain transfers requested by such a third party. We impose additional administrative restrictions on third parties that engage in transfers of Contract Values on behalf of multiple Contract Owners at one time. Specifically, we limit the form of such large group transfers to fax or mail delivery only, require the third party to provide us with advance notice of any possible large group transfer so that we can have additional staff ready to process the request, and require that the amount transferred out of a Sub-Account for each Contract Owner be equal to 100% of that Contract Owner's value in the Sub-Account.

We will provide you written notification of any restrictions imposed.

We reserve the right to waive short-term trading restrictions, where permitted by law and not adverse to the interests of the relevant underlying Fund and other shareholders, in the following instances:

●	when a new broker of record is designated for the Contract;

●	when the Participant changes;

●	when control of the Contract passes to the designated beneficiary upon the death of the Participant or Annuitant;

●	when necessary in our view to avoid hardship to a Participant; or

●	when underlying Funds are dissolved or merged or substituted.

If short-term trading results as a consequence of waiving the restrictions against short-term trading, it could expose Contract Owners to certain risks. The short-term trading could increase costs for all Contract Owners as a result of excessive portfolio transaction fees. In addition, the short-term trading could adversely affect a Fund’s performance. If large amounts of money are suddenly transferred out of a Fund, the Fund’s investment adviser cannot effectively invest in accordance with the Fund’s investment objectives and policies. Unless the short-term trading policy and the permitted waivers of that policy are applied uniformly, some Contract Owners may experience a different application of the policy and therefore may experience some of these risks. We uniformly apply the short-term trading policy and the permitted waivers of that policy to all Contracts. If we did not do so, some Contract Owners could experience a different application of the policy and therefore may be treated unfairly. Too much discretion on our part in allowing the waivers of short-term trading policy could result in an unequal treatment of short-term traders by permitting some short-term traders to engage in short-term trading while prohibiting others from doing the same.

     Funds' Shareholder Trading Policies

In addition to the restrictions that we impose (as described under "Permitted Transfers" and "Short-Term Trading"), most of the Funds have adopted restrictions or other policies about transfers or other purchases and sales of the Fund's shares. These policies (the "Funds' Shareholder Trading Policies") are intended to protect the Fund from short-term trading or other trading practices that are potentially harmful to the Fund. The Funds' Shareholder Trading Policies may be more restrictive in some respects than the restrictions that we otherwise would impose, and the Funds may modify their Shareholder Trading Policies from time to time.

We are legally obligated to provide (at the Funds' request) information about each amount you cause to be deposited into a Fund (including by way of Purchase Payments and transfers under your Contract) or removed from the Fund (including by way of withdrawals and transfers under your Contract). If a Fund identifies you as having violated the Fund's Shareholder Trading Policies, we are obligated, if the Fund requests, to restrict or prohibit any further deposits or exchanges by you (or a third party acting on your behalf) in respect of that Fund. Any such restriction or prohibition may remain in place indefinitely.

Accordingly, if you do not comply with any Fund's Shareholder Trading Policies, you (or a third party acting on your behalf) may be prohibited from directing any additional amounts into that Fund or directing any transfers or other exchanges involving that Fund. You should review and comply with each Fund's Shareholder Trading Policies, which are disclosed in the Funds' current prospectuses.

Funds may differ significantly as to such matters as: (a) the amount, format, and frequency of information that the Funds request from us about transactions that our customers make; and (b) the extent and nature of any limits or restrictions that the Funds request us to impose upon such transactions. As a result of these differences, the costs borne by us and (directly or indirectly) by our customers may be significantly increased. Any such additional costs may outweigh any additional protection that would be provided to our customers, particularly in view of the protections already afforded by the trading restrictions that we impose as described under "Permitted Transfers" and under " Short-Term Trading." Also, if a Fund imposes more strict trading restrictions than are reasonably necessary under the circumstances, you could be deprived of potentially valuable flexibility to make transactions with respect to that Fund. For these and other reasons, we may disagree with the timing or substance of a Fund's requests for information from us or with any transaction limits or restrictions that the Fund requests us to impose upon our customers. If any such disagreement with respect to a Fund cannot be satisfactorily resolved, the Fund might be restricted or, subject to obtaining any required regulatory approval, replaced as a variable investment option.

Waivers; Reduced Charges; Credits; Special Guaranteed Interest Rates

We may reduce or waive the withdrawal charge or the annual Account Fee, credit additional amounts, grant special Guaranteed Interest Rates in certain situations, or offer other options or benefits. These situations may include sales of Contracts (1) where selling and/or maintenance costs associated with the Contracts are reduced, such as the sale of several Contracts to the same Owner, sales of large Contracts, and certain group sales, and (2) to officers, directors and employees of the Company or its affiliates, registered representatives and employees of broker-dealers with a current selling agreement with the Company and affiliates of such representatives and broker-dealers, employees of affiliated asset management firms, and persons who have retired from such positions ("Eligible Employees") and immediate family members of Eligible Employees. Eligible Employees and their immediate family members may also purchase a Contract without regard to minimum Purchase Payment requirements. For other situations in which withdrawal charges may be waived, see "Withdrawals, Withdrawal Charge and Market Value Adjustment. "

Other Programs

     Monitoring Service

You may elect, no later than your Issue Date, to participate in the Privacy Guard program offered through Affinion Services Group, Inc. ("Affinion"). This program is designed to help you access and monitor personal information that is recorded by national credit reporting agencies, by supplying you with a credit report and providing periodic monitoring of any new activity on your credit accounts. To participate in this program, you must authorize us to release certain information to Affinion. This will allow Affinion to set up your participation in Privacy Guard. If you elect Privacy Guard, your participation in this program will be free of charge for a period of twelve months from your Issue Date or until you cancel your Contract, if sooner. After the initial twelve-month period, you will be billed directly by Affinion for this service. You may terminate your participation in this program at any time. If you surrender your Contract within the first year, your participation in the program will automatically end.

You may participate in any of the following Optional Programs free of charge. Transfers made pursuant to the provisions of the following optional programs will not be charged a transfer fee, nor will such transfers count as one of the 12 free transfers per year allowed under the section entitled "Transfer Privilege."

     Dollar-Cost Averaging

Dollar-cost averaging allows you to invest gradually, over time, in up to 12 Sub-Accounts. You may select a dollar-cost averaging program at no extra charge by allocating a minimum amount to a designated Sub-Account or to a Guarantee Period we make available in connection with the program. (We reserve the right to limit minimum investments to at least $1,000.) Amounts allocated to the Fixed Account under the program will earn interest at a rate declared by the Company for the Guarantee Period you select. Previously applied amounts may not be transferred to a Guarantee Period made available in connection with this program. At regular time intervals, we will transfer the same amount automatically to one or more Sub-Accounts that you choose, up to a maximum of 12 Sub-Accounts. The program continues until your Account Value allocated to the program is depleted or you elect to stop the program. The final amount transferred from the Fixed Account will include all interest earned.

No Market Value Adjustment (either positive or negative) will apply to amounts automatically transferred from the Fixed Account under the dollar-cost averaging program. However, if you discontinue or alter the program prior to completion, amounts remaining in the Fixed Account will be transferred to the Money Market Fund investment option under the Contract, unless you instruct us otherwise, and the Market Value Adjustment will be applied. Any new allocation of a Purchase Payment to the program will be treated as commencing a new dollar-cost averaging program and may be subject to the $1,000 minimum.

The main objective of a dollar-cost averaging program is to minimize the impact of short-term price fluctuations on Account Value. In general, since you transfer the same dollar amount to the variable investment options at set intervals, dollar-cost averaging allows you to purchase more Variable Accumulation Units (and, indirectly, more Fund shares) when prices are low and fewer Variable Accumulation Units (and, indirectly, fewer Fund shares) when prices are high. Therefore, you may achieve a lower average cost per Variable Accumulation Unit over the long term. A dollar-cost averaging program allows you to take advantage of market fluctuations. However, it is important to understand that a dollar-cost averaging program does not ensure a profit or protect against loss in a declining market. We do not allow transfers into any of the Guarantee Periods pursuant to the dollar-cost averaging program.

     Asset Allocation

One or more asset allocation programs may be available in connection with the Contract, at no extra charge. Asset allocation is the process of investing in different asset classes -- such as equity funds, fixed income funds, and money market funds -- depending on your personal investment goals, tolerance for risk, and investment time horizon. By spreading your money among a variety of asset classes, you may be able to reduce the risk and volatility of investing, although there are no guarantees, and asset allocation does not ensure a profit or protect against loss in a declining market.

You may select one of the available asset allocation models, each of which represents a combination of Sub-Accounts with a different level of risk. These asset allocation models, as well as the terms and conditions of the asset allocation program, are fully described in a separate brochure. We may add or delete such programs in the future.

Our asset allocation programs are "static" programs. That is to say, if you elect an asset allocation program, we automatically rebalance your Account Value among the Sub-Accounts represented in the model you chose, but we do not change your original percentage allocations among the Sub-Accounts in your chosen model, unless you advise us to do so. Nevertheless, we have selected an independent third-party administrator who reviews the existing models annually to determine whether the investment objective of the model is being met in light of changing markets. Based upon this review, the third-party administrator may recommend that new models be substituted for the existing models. If so, the new models will only be offered to Contracts issued on or after the date the new model goes into effect or to Owners who elect an asset allocation program on or after that date. Owners of any existing asset allocation programs may make an independent decision to change their asset allocations at any time. You should consult your financial adviser periodically to consider whether the model you have selected is still appropriate for you.

     Systematic Withdrawal and Interest Out Programs

You may select our Systematic Withdrawal Program or our Interest Out Program. Under the Systematic Withdrawal Program, you determine the amount and frequency of regular withdrawals you would like to receive from your Fixed Account Value and/or Variable Account Value and we will effect them automatically. Under the Interest Out Program, we automatically pay you or reinvest interest credited for all Guarantee Periods you have chosen. The withdrawals under these programs may be subject to surrender charges and a Market Value Adjustment. They may also be included as income and subject to a 10% federal tax penalty as well as charges applicable on withdrawal. You should consult a qualified tax professional before choosing these options. We reserve the right to limit the election of either of these programs to Contracts with a minimum Account Value of $10,000.

You may change or stop either program at any time, by written notice to us or other means approved by us.

     Portfolio Rebalancing Program

Under the Portfolio Rebalancing Program, we transfer funds among all Sub-Accounts to maintain the percentage allocation you have selected among these Sub-Accounts. At your election, we will make these transfers on a quarterly, semi-annual or annual basis.

No transfers to or from any Guarantee Period are permitted while this program is in effect.

     Secured Future Program

Under the Secured Future Program, we divide your Purchase Payments and Purchase Payment Interest between the Fixed Account and the Variable Account. For the Fixed Account portion, you choose a Guarantee Period from among those we offer. We then allocate to that Guarantee Period the portion of your Purchase Payment and Purchase Payment Interest necessary so that, at the end of the Guarantee Period, your Fixed Account allocation, including interest, will equal the entire amount of your original Purchase Payment. The remainder of the original Purchase Payment and Purchase Payment Interest will be invested in the Sub-Accounts of your choice. At the end of the Guarantee Period, you will be guaranteed the amount of your original Purchase Payment and Purchase Payment Interest (assuming no withdrawals or transfers), plus you will have the benefit, if any, of the investment performance of the Sub-Accounts you have chosen.

WITHDRAWALS. WITHDRAWAL CHARGE AND MARKET VALUE ADJUSTMENT

Cash Withdrawals

     Requesting a Withdrawal

At any time during the Accumulation Phase, you may withdraw in cash all or any portion of your Account Value. To make a withdrawal, other than a Systematic Withdrawal, you must send us a written request at our Annuity Service Address. Your request must specify whether you want to withdraw the entire amount of your Account or, if less, the amount you wish to receive.

All withdrawals may be subject to a withdrawal charge (see "Withdrawal Charge"), and withdrawals from your Fixed Account Value also may be subject to a Market Value Adjustment (see "Market Value Adjustment"). Upon request, we will notify you of the amount we would pay in the event of a full withdrawal. Withdrawals also may have adverse federal income tax consequences, including a 10% penalty tax (see "Tax Considerations"). You should carefully consider these tax consequences before requesting a cash withdrawal.

     Full Withdrawals

If you request a full withdrawal, we calculate the amount we will pay you as follows: we start with tyour Account Value at the end of the Valuation Period during which we receive your withdrawal request; we deduct the Account Fee, if applicable, for the Contract Year in which the withdrawal is made; we calculate and then add or subtract the amount of any Market Value Adjustment applicable to your Fixed Account Value; and finally, we calculate and then deduct any applicable withdrawal charge.

A full withdrawal results in the surrender of your Contract, and cancellation of all rights and privileges under your Contract, except as may be otherwise provided under the terms of any optional living benefit rider that you have selected.

     Partial Withdrawals

Unless you specify otherwise, when you request a partial withdrawal, we will pay you the actual amount specified in your request and then adjust the value of your Account by the total of the amount paid, adding or deducting any Market Value Adjustment applicable to amounts withdrawn from the Fixed Account and deducting any applicable withdrawal charge.

You may specify the amount you want withdrawn from each Sub-Account and/or Guarantee Amount to which your Account is allocated. If you do not so specify, we will deduct the total amount you request pro rata, based on your Account Value at the end of the Valuation Period during which we receive your request. If you have elected "Build Your Portfolio," withdrawals out of your portfolio model will be taken pro-rata from each of your selected Funds.

Withdrawals may significantly reduce the death benefit and/or living benefit amount. In calculating the amount payable under the living benefit or death benefit, we may reduce the benefit by an that is greater than the amount of the withdrawal, depending on the circumstances. Accordingly, you should refer to the more detailed discussions of the optional living benefit and the optional death benefit riders that appear elsewhere in this Prospectus (and in the Appendices hereto) for information about the effects that withdrawals will have on those benefits.

If you request a partial withdrawal that would result in your Account Value being reduced to an amount less than the Account Fee for the Contract Year in which you make the withdrawal, we reserve the right to treat it as a request for a full withdrawal.

     Time of Payment

We will pay you the applicable amount of any full or partial withdrawal within 7 days after we receive your withdrawal request, except in cases where we are permitted, and choose, to defer payment under the Investment Company Act of 1940 and New York state insurance law. Currently, we may defer payment of amounts you withdraw from the Variable Account only for the following periods:

●	when the New York Stock Exchange is closed (except weekends and holidays) or when trading on the New York Stock Exchange is restricted;

●	when it is not reasonably practical to dispose of securities held by a Fund or to determine the value of the net assets of a Fund, because an emergency exists; or

●	when an SEC order permits us to defer payment for the protection of Owners.

We also may defer payment of amounts you withdraw from the Fixed Account for up to 6 months from the date we receive your withdrawal request. We do not pay interest on the amount of any payments we defer.

     Withdrawal Restrictions for Qualified Plans

If your Contract is a Qualified Contract, you should carefully check the terms of your retirement plan for limitations and restrictions on cash withdrawals.

Special restrictions apply to withdrawals from Contracts used for Section 403(b) annuities. (See "Tax Considerations -- Tax-Sheltered Annuities.")

Withdrawal Charge

We do not deduct any sales charge from your Purchase Payments when they are made. However, we may impose a withdrawal charge (known as a "contingent deferred sales charge") on certain amounts you withdraw. We impose this charge to primarily defray some of our expenses related to the sale of the Contracts, such as commissions we pay to agents, the cost of sales literature, and other promotional costs and transaction expenses.

     Free Withdrawal Amount

In each Contract Year you may withdraw a portion of your Account Value -- which we call the "free withdrawal amount" -- before incurring the withdrawal charge.

For convenience in discussing free withdrawal amounts, we refer to Purchase Payments made during the last 7 Contract Years, including the current Contract Year, as "New Payments," and we refer to Purchase Payments made before the last 7 Contract Years as "Old Payments."

For the first Contract Year, the free withdrawal amount is equal to 15% of the amount of all Purchase Payments you have made. For all other Contract Years, the free withdrawal amount is equal to the greater of:

●	your Contract's earnings (defined below), minus any free withdrawals taken during the life of your Contract, or

●	15% of the amount of all New Payments minus any free withdrawals taken during the current Contract Year.

Your Contract's earnings are equal to:

●	your Account Value as of the close of business on the previous business day, minus

●	all Purchase Payments made, plus

●	all partial withdrawals and charges taken.

For an example of how we calculate the "free withdrawal amount," see Appendix B.

     Withdrawal Charge on Purchase Payments

If you withdraw more than the free withdrawal amount in any Contract Year, we consider the excess amount to be withdrawn first from Payments that you have not previously withdrawn. We impose the withdrawal charge on the amount of New Payments withdrawn. Thus, the maximum amount on which we will impose the withdrawal charge in any Contract Year will never be more than the total of all New Payments that you have not previously withdrawn.

     Order of Withdrawal

When you make a withdrawal, we consider the free withdrawal amount to be withdrawn first. We consider Purchase Payments that you have not already withdrawn (beginning with the oldest remaining Purchase Payment) to be withdrawn next. Once all Purchase Payments are withdrawn, the balance withdrawn is considered to be earnings and is not subject to a withdrawal charge.

     Calculation of Withdrawal Charge

We calculate the amount of the withdrawal charge by multiplying the Purchase Payments you withdraw by a percentage. The percentage varies according to the number of Contract Years the Purchase Payment has been held in your Account, including the Contract Year in which you made the Payment, but not the Contract Year in which you withdraw it. Each Payment begins a new 7-year period and moves down the declining surrender charge scale as shown below at each Contract Anniversary. Payments received during the current Contract Year will be charged 7%, if withdrawn. On your next scheduled Contract Anniversary, that Payment, along with any other Payments made during that Contract Year, will be considered to be in their second Contract Year and will have a 6% withdrawal charge. On the next Contract Anniversary, these Payments will move into their third Contract Year and will have a withdrawal charge of 5%, if withdrawn. This withdrawal charge decreases according to the number of Contract Years the Purchase Payment has been held in your Account. The declining Withdrawal Charge scale is as follows:

Number of Contract Years
Payment Has Been	Withdrawal
In Your Account	Charge
0-1	7%
1-2	6%
2-3	5%
3-4	4%
4-5	3%
5-6	2%
6-7	1%
7 or more	0%

The withdrawal charge will never be greater than 7% of the excess of your Account Value over the "free withdrawal amount," as defined above.

For additional examples of how we calculate withdrawal charges, see Appendix B.

Types of Withdrawals Not Subject to Withdrawal Charge

     Minimum Distributions

For each Qualified Contract, the free withdrawal amount in any Contract Year will be the greater of the free withdrawal amount described above or any amounts required to be withdrawn to comply with the minimum distribution requirement of the Internal Revenue Code. This waiver of the withdrawal charge applies only to the portion of the required minimum distribution attributable to that Qualified Contract.

     Other Withdrawals

We do not impose the withdrawal charge on amounts you apply to provide an annuity, amounts withdrawn from a Non-Qualified Contract as part of our non-qualified stretch program, amounts we pay as a death benefit, or amounts you transfer among the Sub-Accounts, between the Sub-Accounts and the Fixed Account, or within the Fixed Account.

Market Value Adjustment

We will apply a Market Value Adjustment if you withdraw or transfer amounts from your Fixed Account Value more than 30 days before the end of the applicable Guarantee Period. For this purpose, using Fixed Account Value to provide an annuity is considered a withdrawal, and the Market Value Adjustment will apply. However, we will not apply the Market Value Adjustment to automatic transfers to a Sub-Account from a Guarantee Period as part of our dollar-cost averaging program.

We apply the Market Value Adjustment separately to each Guarantee Amount in the Fixed Account, that is to each separate allocation you have made to a Guarantee Period together with interest credited on that allocation. However, we do not apply the adjustment to the amount of interest credited during your current Contract Year. Any withdrawal from a Guarantee Amount is attributed first to such interest.

A Market Value Adjustment may decrease, increase or have no effect on your Account Value. This will depend on changes in interest rates since you made your allocation to the Guarantee Period and the length of time remaining in the Guarantee Period. In general, if the Guaranteed Interest Rate we currently declare for Guarantee Periods equal to the balance of your Guarantee Period (or your entire Guarantee Period for Guarantee Periods of less than one year) is higher than your Guaranteed Interest Rate, the Market Value Adjustment is likely to decrease your Account Value. If our current Guaranteed Interest Rate is lower, the Market Value Adjustment is likely to increase your Account Value.

We determine the amount of the Market Value Adjustment by multiplying the amount that is subject to the adjustment by the following formula:

[(1 + I) ÷ (1 + J + b)](N/12)  -  1

where:

I	is the Guaranteed Interest Rate applicable to the Guarantee Amount from which you withdraw, transfer or annuitize;

J
is the Guaranteed Interest Rate we declare at the time of your withdrawal, transfer or annuitization for Guarantee Periods equal to the length of time remaining in the Guarantee Period applicable to your Guarantee Amount, for Guarantee Periods of one year or more. If the length of time remaining in the Guarantee Period applicable to your Guarantee Amount is not a complete number of years, J will be determined by straight line interpolation between the Guaranteed Interest Rates of the next highest and next lowest Guarantee Periods. For any Guarantee Periods of less than one year, J is the Guaranteed Interest Rate we declare at the time of your withdrawal, transfer or annuitization for a Guarantee Period of the same length as your Guarantee Period. If, at that time, we do not offer the applicable Guarantee Period we will use an interest rate determined by straight-line interpolation of the Guaranteed Interest Rates for the Guarantee Periods we do offer;

N	is the number of complete months remaining in your Guarantee Period; and

b
is a factor that currently is 0%, but that in the future we may increase to up to 0.25%. Any increase would be applicable only to Participants who purchase their Contracts after the date of that increase. The "b" factor is the amount that will be used to cover market volatility (i.e., credit risk), basis risk, and/or liquidity costs.

We will apply the Market Value Adjustment to the amount being withdrawn after deduction of any Account Fee, if applicable, but before we impose any withdrawal charge on the amount withdrawn.

For examples of how we calculate the Market Value Adjustment, see Appendix B.

CONTRACT CHARGES

Account Fee

During the Accumulation Phase of your Contract, we will deduct from your Account an annual Account Fee of $30 to help cover the administrative expenses we incur related to the issuance of Contracts and the maintenance of Accounts. We deduct the Account Fee on each Contract Anniversary. We deduct the Account Fee pro rata from each Sub-Account and each Guarantee Period, based on the allocation of your Account Value on your Contract Anniversary.

We will not charge the Account Fee if:

●	your Account Value has been allocated only to the Fixed Account during the applicable Contract Year; or

●	your Account Value is $100,000 or more on your Contract Anniversary.

If you make a full withdrawal of your Account, we will deduct the full amount of the Account Fee at the time of the withdrawal. In addition, on the Annuity Commencement Date we will deduct a pro rata portion of the Account Fee to reflect the time elapsed between the last Contract Anniversary and the day before the Annuity Commencement Date.

After the Annuity Commencement Date, we will deduct an annual Account Fee of $30 in the aggregate in equal amounts from each Variable Annuity payment we make during the year. We do not deduct any Account Fee from Fixed Annuity payments.

Administrative Expense Charge and Distribution Fee

We deduct an administrative expense charge from the assets of the Variable Account at an annual effective rate equal to 0.15% of your average daily Variable Account Value during both the Accumulation Phase and the Income Phase. This charge is designed to reimburse us for expenses we incur in administering the Contracts, Owner Accounts and the Variable Account that are not covered by the annual Account Fee.

We also deduct a distribution fee from the assets of the Variable Account at an effective annual rate equal to 0.15% of your average daily Variable Account Value during both the Accumulation Phase and the Income Phase. This charge is designed to reimburse us for the expenses associated with distributing and issuing the Contracts.

Depending on the amount of expenses that we incur, we expect that we may earn a profit from these charges. If so, we may use the profit for any proper corporate purpose, including paying any other expenses in connection with the Contracts or adding to our corporate surplus.

Mortality and Expense Risk Charge

During the Accumulation Phase, we deduct a mortality and expense risk charge from the assets of the Variable Account at an effective annual rate equal to 1.05% of your Variable Account Value. If your Purchase Payments or Account Value exceeds $1 million on your Contract Anniversary, an amount equal to 0.15% of your Account Value will be credited to your Account on that date and on every subsequent Contract Anniversary during the Accumulation Phase. (This credit is paid out of our general account and is the result of cost savings that we expect on larger-sized Contracts.) We assume numerous mortality and expense risks under the Contracts. These risks include, but are not limited to, (1) the risk that arises from our contractual obligation to continue to make annuity payments to each Annuitant, regardless of how long the Annuitant lives and regardless of how long all Annuitants as a group live; (2) the risk that arises from our contractual obligation to pay a death benefit upon the death of the Owner prior to the Annuity Commencement Date, including in cases where the death benefit is greater than a Contract's Account Value; (3) the risk that our cost of providing benefits according to the terms of any optional death benefit riders and any optional living benefit riders will exceed the amount of the charges we deduct for those riders; and (4) the risk that the annual Account Fee and the administrative expense charge, and the distribution fee we assess under the Contract may be insufficient to cover the actual total administrative expenses we incur. If the amount of the charge is insufficient to cover our costs resulting from these and other mortality and expense risks, we will bear the loss. If the amount of the charge is more than sufficient to cover such costs, we will make a profit on the charge. We may use this profit for any proper corporate purpose, including the payment of marketing and distribution expenses for the Contract. In setting the rate of this charge, we not only consider our expected mortality and expense risks, but also our objective to earn a profit from the Contracts, after all of the costs, expenses, credits, and benefits we expect to pay in connection with the Contracts.

For Contracts purchased prior to March 5, 2007, the rate of the mortality and expense risk charge is 1.25% (rather than 1.05%), if you were age 76 or older on the Contract's Open Date. Also, during the Income Phase of a Contract, the total insurance charges are at an annual rate of 1.60% of the average daily net value of the Contract invested in the Variable Account, regardless of your age on the Open Date

Charges for Optional Benefit Riders

If you elect an optional living benefit rider, we will deduct, during the Accumulation Phase, an annual charge from your Account Value. The maximum amount of the charge depends upon the rider you elect as shown in the following chart. (The chart shows the charges for the forms of optional living benefit riders that are currently being offered. For more information about these charges, as well as the charges for forms of optional living benefit riders that are no longer being offered but remain in force under currently outstanding Contracts, please see "FEES AND EXPENSES.")

Riders Currently Available	Maximum Annual Fee

Secured Returns for Life Plus	0.50% of highest Account Value during Contract Year*
Income ON Demand Benefit	0.65% of highest Income Benefit Base during Contract Year**
Retirement Asset Protector	0.35% of highest Retirement Asset Protector Benefit Base during Contract Year***

* If your Secured Returns for Life Plus rider is cancelled, you will continue to pay the charge for the rider until your 7th Contract Anniversary.

** The Income Benefit Base is defined under "Determining Your Annual Income Amount and Your Stored Income Balance."

*** The Retirement Asset Protector Benefit Base is defined under "OPTIONAL LIVING BENEFIT RIDER: RETIREMENT ASSET PROTECTOR."

One quarter of the annual rider fee will be deducted on the last valuation day of each Account Quarter, based on the Account Value (for Secured Returns for Life Plus) or other applicable benefit base indicated in the foregoing table (for the other two riders) at that time.

If you elect the optional death benefit rider, we will deduct, during the Accumulation Phase, a charge from the assets of the Variable Account equal to 0.20% of the average daily Variable Account Value of your Contract.

Premium Taxes

In New York, there is no premium tax. However, if an Owner or Payee is not a New York State resident, a premium tax may be imposed, depending upon where the Owner or Payee resides. We believe that the amounts of applicable premium taxes currently range from 0% to 3.5%. You should consult a qualified tax professional to find out if you could be subject to a premium tax and the amount of any tax.

In order to reimburse us for the premium tax we may pay on Purchase Payments, our policy is to deduct the amount of such taxes from the amount you apply to provide an annuity at the time of annuitization. However, we reserve the right to deduct the amount of any applicable tax from your Account at any time, including at the time you make a Purchase Payment or make a full or partial withdrawal. We do not make any profit on the deductions we make to reimburse premium taxes.

Fund Expenses

There are fees and charges deducted from each Fund. These fees and expenses are described in the Fund prospectuses and related Statements of Additional Information.

OPTIONAL LIVING BENEFIT RIDER: SECURED RETURNS FOR LIFE PLUSSM

At issue, you may elect to participate in an optional living benefit rider: Secured Returns for Life Plus ("Secured Returns for Life Plus" or a "Benefit"). The Benefit provides a guarantee of a return of your initial Purchase Payment (adjusted for subsequent Purchase Payments and withdrawals), during the accumulation period. (You should note that the benefit does not, in all cases, guarantee payments "for Life." Certain actions you take may reduce, or even exhaust, your benefit.) You may elect the Benefit on or before the Issue Date, provided:

●	the rider is available for sale in both the state where the Contract is sold and in the state where the Owner resides;

●	you limit the allocation of your Purchase Payments and Account Value to the investment options, known as "Designated Funds" that we make available with each rider;

●	the oldest Owner has not attained age 81 on the Open Date; and

●	you do not elect any other optional living benefit rider available under your Contract.

You have the option of choosing between two different payment options under Secured Returns for Life Plus: the Guaranteed Minimum Accumulation Benefit ("AB Plan") and the Guaranteed Minimum Withdrawal Benefit ("WB Plan"). These options are described in detail under captions containing those names.

We use the following definitions to describe how Secured Returns for Life Plus works:

AB Plan Maturity Date
The date when the AB Plan matures which is on the 10th Contract Anniversary, or if you elect to "step-up" your guaranteed values under the rider, 10 years from the date of the most recent step-up. If you are 80 on the Issue Date, your AB Plan Maturity Date is your maximum Annuity Commencement Date.

GMAB Maturity Date:
The date when the AB Plan matures. If you are younger than 85 on the Issue Date, your AB Plan Maturity Date is the later of your 10th Account Anniversary or 10 years from the date of your last step-up. (See "Step-Up.") If you are 85 on the Issue Date, your AB Maturity Date is your maximum Annuity Commencement Date.

Plus 5 Period:	The period of time equal in length to the first 10 Contract Years; or, if less than 10 years, the period of time up to the Contract Year in which the oldest Contract Owner attains age 80.

Bonus Base:
An amount that is equal to the initial Purchase Payment on the date the Contract is issued, and later is adjusted for any subsequent Purchase Payments, step-ups, and partial withdrawals made during the Plus 5 Period.

Guaranteed Living Benefit Amount (the "GLB amount"):
The minimum amount guaranteed under the Contract while you are participating in the AB Plan. The GLB amount is initially equal to your initial Purchase Payment, which is adjusted for any subsequent Purchase Payments, step-ups, and partial withdrawals. The GLB amount is also used to set the RGLB amount on the date you elect the WB Plan.

Remaining Guaranteed Living Benefit (the "RGLB amount"):
The minimum amount guaranteed if you elected the WB Plan. The RGLB amount equals the GLB amount plus any accrued bonus amount on the date you choose to participate in the WB Plan. This amount will be adjusted for subsequent Purchase Payments, step-ups, bonus amounts, and partial withdrawals.

Guaranteed Living Benefit Base (the "GLB Base"):
A value equal to the RGLB amount on the date you elect to participate in the WB Plan. The GLB Base is adjusted later for any subsequent Purchase Payments, step-ups, bonus amounts, and partial withdrawals. The GLB Base is used to establish the Maximum WB Amount.

Lifetime Income Base:
A value equal to the RGLB amount on the WB Plan election date, if you are age 60 or older on said date. A value equal to the RGLB amount on the Contract Anniversary on or immediately following your 59th birthday, if you are less than age 60 on the WB Plan election date. The Lifetime Income Base is adjusted later for any subsequent Purchase Payments, step-ups, bonus amounts, and partial withdrawals. The Lifetime Income Base is used to establish the Maximum WB for Life Amount.

Maximum WB Amount:	The maximum guaranteed amount available for annual withdrawal until your RGLB amount has been reduced to zero. The annual Maximum WB Amount is equal to 5% of the GLB Base.

Maximum WB For Life Amount:
The maximum guaranteed amount available for annual withdrawal during your lifetime. The Maximum WB for Life Amount is equal to 4% or 5% of the current Lifetime Income Base depending upon the age of the Contract Owner on the date of the first withdrawal under the WB Plan or most recent Step-Up Date. If your Contract is co-owned, the age of the oldest co-owner will be used to determine the Maximum WB for Life Amount. (You should be aware that the Maximum WB for Life Amount is not a guaranteed amount. Certain actions you take could reduce the value of your Maximum WB for Life Amount to zero.)

You and Your:
Under this optional living benefit rider, the terms "you" and "your" refer to the oldest Owner or the surviving spouse of the oldest Owner as described under "Your Death Under the AB Plan" and "Your Death Under the WB Plan." In the case of a non-natural owner, these terms refer to the oldest annuitant.

We also use the following acronyms when discussing the features of Secured Returns for Life Plus:

WB Plan	Guaranteed Minimum Withdrawal Benefit Plan

AB Plan	Guaranteed Minimum Accumulation Benefit Plan

GLB Amount	Guaranteed Living Benefit Amount

RGLB Amount	Remaining Guaranteed Living Benefit Amount

Maximum WB Amount	Maximum Guaranteed Minimum Withdrawal Benefit Amount

Maximum WB for Life Amount	Maximum Guaranteed Minimum Withdrawal Benefit for Life Amount

Secured Returns for Life Plus may not be appropriate for all investors. Before purchasing tSecured Returns for Life Plus, you should carefully consider the following:

Secured Returns for Life Plus may be appropriate for investors who :

●	want to protect their initial purchase payment from market declines (subsequent purchase payments may not be fully protected).
●	want the option of receiving a steady stream of income for life beginning on your first Account Anniversary after your 59th birthday.
●	are not prepared to decide at issue between participation in the AB Plan and participation in WB Plan.

Secured Returns for Life Plus may be inappropriate for investors who:

●	want multiple Owners.
●	want the flexibility to invest in funds other than the "Designated Funds."
●	want the flexibility to withdraw more than a fixed amount each year.

You may combine your Secured Returns for Life Plus rider with any optional death benefit rider other than the EEB Premier Plus rider. Upon annuitization, Secured Returns for Life Plus and any elected optional death benefit rider automatically terminate.

Secured Returns for Life Plus guarantees a return of your initial Purchase Payment regardless of the investment performance of the underlying funds, provided that you comply with certain requirements. The amount guaranteed can be greater than or less than your Account Value. The guaranteed amount can be paid out under a Guaranteed Minimum Accumulation Benefit ("AB") Plan, which provides for a return of your guaranteed amount on the AB Plan Maturity Date, or a Guaranteed Minimum Withdrawal Benefit ("WB") Plan, which provides for a return of your guaranteed amount through periodic withdrawals or, if you meet certain conditions, payments for life.

In addition, Secured Returns for Life Plus includes a bonus feature (called the "Plus 5 Program") that may increase the guaranteed amount under the WB Plan provided no withdrawals are taken during a Contract Year. These bonuses will not increase your guaranteed amount under the AB Plan. But we will keep track of any bonuses while you are in the AB Plan and apply them to the WB Plan, if and when you transfer into the WB Plan. The bonuses under the Plus 5 Program are discussed further under "Plus 5 Program."

If you elect Secured Returns for Life Plus, you are automatically enrolled in the AB Plan. At any time, you may elect instead to receive your benefit under the WB Plan, provided that you make the election prior to the earliest of the date your AB Plan matures, the Contract's maximum Annuity Commencement Date (the first day of the month following the youngest Annuitant's 90th birthday), and the date you annuitize. Once you elect to participate in the WB Plan, you may not change your election to the AB Plan. If you do not specifically elect the WB Plan, you will be deemed to have elected to remain in the AB Plan.

Designated Funds

To participate in Secured Returns for Life Plus, all of your Account Value must be invested in one or more of the "Designated Funds" during the entire term of the plan: a 10-year period under the AB Plan or, if you elected the WB Plan, until the RGLB amount is reduced to zero and the Lifetime Income Base is zero. The only Funds, dollar-cost averaging program options, and asset allocation models that currently qualify as "Designated Funds" are as follows:

Asset Allocation Models	Funds
Conservative Asset Allocation	Fidelity VIP Freedom 2010 Portfolio Service - Class 2
Conservative Moderate Asset Allocation	Fidelity VIP Freedom 2015 Portfolio Service - Class 2
Moderate Asset Allocation	Fidelity VIP Freedom 2020 Portfolio Service - Class 2
Moderate Aggressive Asset Allocation	Fidelity VIP Balanced Portfolio - Service Class 2
Sun Capital Balanced Return Model	MFS®/Sun Life Total Return - S Class
Build Your Portfolio	Oppenheimer Balanced Fund/VA - Service Shares

Dollar-Cost Averaging Program Options
6-Month DCA Guarantee Option
12-Month DCA Guarantee Option

One of the asset allocation models that qualifies as a Designated Fund is the portfolio model that applies to our "build your portfolio" program. That portfolio model and the "build your portfolio" program are described in "BUILD YOUR PORTFOLIO" and in "APPENDIX I -- BUILD YOUR PORTFOLIO."
We reserve the right to change the available Designated Funds on new and existing Contracts without prior notice. Any time there is a change in the Designated Funds, your Account Value will remain in the previously available Designated Funds. However, any future transfers or Purchase Payments you make may only be allocated to the Designated Funds then available.

Guaranteed Minimum Accumulation Benefit ("AB") Plan

Under its terms, the AB Plan matures on the AB Plan Maturity Date. On that date, we will credit your Account Value with any excess of your GLB amount over your Account Value after adjusting for any Contract charges or credits. Any such amount will be allocated on a pro rata basis to all Designated Funds in which you are invested at that time.

Your GLB amount and your Bonus Base are equal to the sum of 100% of your initial Purchase Payment plus a specified percentage of any subsequent Purchase Payments, adjusted in amount for step-ups (described under "Step -Up") and partial withdrawals. If you make one or more subsequent Purchase Payments during the 10-year period, the period will not restart. Rather, the percentage of guaranteed return for each subsequent Purchase Payment after the second Contract Anniversary will be reduced depending upon the Contract Year in which it was made, as follows:

Contract Year in which Purchase Payment was made	Percentage added to the GLB amount and to the Bonus Base
1-2	100%
3-5	85%
6-8	70%
9-10	60%

Note that the timing and amount of subsequent Purchase Payments and withdrawals may significantly affect the total Secured Returns for Life Plus Benefit. In particular, Purchase Payments made after the second Contract Year may significantly reduce the value of this Benefit to you.

If your Account Value is greater than your GLB amount on the AB Plan Maturity Date, we will credit your Account Value with an amount equal to the charges you paid for Secured Returns for Life Plus. (See "Refund of Secured Returns for Life Plus Charges Under the AB Plan.") For examples of how we calculate benefits under the AB Plan, see "Appendix H - Secured Returns for Life Plus Benefit Examples."

Guaranteed Minimum Withdrawal Benefit ("WB") Plan

Under the terms of the WB Plan, you are guaranteed a return of your RGLB amount even if your Account Value becomes zero. Each Contract Year during which the WB Plan is in effect, you can withdraw up to your Maximum WB Amount until your RGLB amount has been depleted. Once the RGLB amount is reduced to zero, your GLB Base is permanently set to zero as well. However, if you exceed your Maximum WB Amount in any one Contract Year, your RGLB and future guaranteed withdrawals will be reduced in the manner described under "Withdrawals Under the Secured Returns for Life Plus Benefit."

The WB Plan also guarantees that, if you have chosen the WB Plan and if you are age 60 or older, you can withdraw up to your Maximum WB for Life Amount every Contract Year that you are alive, even if your Account Value has been depleted. If you are younger than age 60, you may withdraw up to your Maximum WB for Life Amount every Contract Year after your first Contract Anniversary following your 59th birthday. If you exceed your Maximum WB for Life Amount in any one Contract Year, the amount of your subsequent guaranteed lifetime withdrawals will be reduced in the manner discussed under "Withdrawals Under the Secured Returns for Life Plus Benefit."

Your Maximum WB Amount is a set dollar amount equal to 5% of your GLB Base. On the day you elect to participate in the WB Plan, we set your RGLB amount to equal your GLB amount as described under "Guaranteed Minimum Accumulation Benefit ("AB") Plan" plus any accrued bonuses. Your GLB Base is also set equal to the RGLB amount on the date you elect to participate in the WB Plan. This value is used to determine your Maximum WB Amount as discussed further below.

To calculate your Maximum WB for Life Amount, we must first determine your Lifetime Income Base. The Lifetime Income Base is an amount equal to the RGLB amount on:

●	the date you elected to participate in the WB Plan if you are age 60 or older on that date, or

●	your first Contract Anniversary after your 59th birthday, if you are 59 or younger on the date you elect to participate in the WB Plan.

The Maximum WB for Life Amount will then be calculated, based upon your age on the date of the first withdrawal under the WB Plan, as follows:

Your Age on Date of First Withdrawal under WB Plan	Maximum WB for Life Amount
65 or older	5% of the Lifetime Income Base
64 or younger	4% of the Lifetime Income Base

You are not required to make any withdrawals after you have elected the WB Plan; however, each time you make a withdrawal, we determine whether the withdrawal has exceeded the Maximum WB Amount, the Maximum WB for Life Amount, or both. If you have exceeded the Maximum WB Amount or the Maximum WB for Life Amount, we determine the new maximum amount(s) for future withdrawals. In any one Contract Year, withdrawals in excess of your Maximum WB Amount or your Maximum WB for Life Amount may reduce or eliminate your future guaranteed withdrawals, possibly reducing the guaranteed minimum withdrawal benefit to an amount less than the sum of your Purchase Payments. (See "Withdrawals Under the Secured Returns for Life Plus Benefit.")

Provided your RGLB amount and Account Value have not been reduced to zero, any Purchase Payment made after you have elected the WB Plan, and before your fourth Contract Anniversary, will increase your RGLB amount, your GLB Base, your Bonus Base, and your Lifetime Income Base each by 100% of such Purchase Payment. Therefore, your Maximum WB Amount will equal 5% of your new GLB Base. Your Maximum WB for Life Amount will equal 4% or 5% of your new Lifetime Income Base, depending upon your age on the date of your first withdrawals under the WB Plan as shown in the above chart or your most recent "Step-Up Date," described under "Step-Up." Under the WB Plan, after your fourth Contract Anniversary, you may not make any additional Purchase Payments unless your benefit under the rider has been cancelled, terminated, or revoked. After the fourth Contract Anniversary, any Purchase Payments submitted by an Owner while participating in the WB Plan will be treated as "Not in Good Order" and returned to the Owner, unless the Owner instructs us to terminate his participation in the rider.

For examples of how we calculate benefits under the WB Plan, see "Appendix H - Secured Returns for Life Plus Benefit Examples."

     Plus 5 Program

The Plus 5 Program gives you the opportunity to increase your Secured Returns for Life Plus benefit if you defer taking withdrawals. That is to say, if you have selected the Benefit and you do not take any withdrawals in the early Contract Years, you will be able to take larger withdrawals in the later Contract Years. Under Secured Returns for Life Plus, the Plus 5 Program is automatically available to you during your first 10 Contract Years (the "Plus 5 Period"). However, if you are 70 or older on the Issue Date, the Plus 5 Period ends on your 80th birthday. Under the Plus 5 Program, if you do not take any withdrawals during any one or more Contract Years, we will automatically calculate a bonus based upon your initial Purchase Payment (the "Bonus Base") and adjusted for additional Purchase Payments, step-ups, and partial withdrawals. Although we calculate the amount of your bonus each year regardless of whether you are participating in the AB Plan or the WB Plan, you can benefit from any bonus amount only if you choose to participate in the WB Plan, as follows:

●
Assume you are participating in the AB Plan. Under this Plan, you only have the potential for increasing the amount of your withdrawals in later Contract Years. For each year you do not take a withdrawal during the Plus 5 Period, we will calculate a bonus equal to 5% of your Bonus Base and add it to an existing accrued bonus amount. The bonuses you earn will accumulate but will not increase your Account Value, your GLB amount, or any guarantee payments you receive under the AB Plan. If you choose to switch to the WB Plan, that potential for larger withdrawals will be realized. When you switch to the WB Plan, we will set your RGLB amount to equal your GLB amount plus any bonuses accumulated under your Contract while you were participating in the AB Plan.

●
Assume you are participating in the WB Plan. Under this Plan, the potential for larger withdrawals will be realized. Each year you do not take a withdrawal during the Plus 5 Period, we will not only calculate a bonus equal to 5% of your Bonus Base, but we will add that bonus to your RGLB amount on your Contract Anniversary. In this way, your withdrawals under the WB Plan will be larger in the later years than they would have been without the Plus 5 Program. Each time we add a bonus to the RGLB amount, we will also recalculate your GLB Base and Lifetime Income Base as described below.

After the addition of any bonus, your new GLB Base will be the greater of:

●	your GLB Base prior to the addition of the amount of any bonus, and

●	your RGLB amount after the addition of any applicable bonus.

If your age is within our age limitations, we will calculate a new Lifetime Income Base. Your new Lifetime Income Base will be equal to the greater of:

●	your Lifetime Income Base prior to the addition of the bonus amount, and

●	the lesser of:

●	your RGLB amount after the addition of the bonus amount, and

●	your previous Lifetime Income Base plus the addition of any bonus amount.

While you are participating in the AB Plan during the Plus 5 Period, any bonuses that apply to your Contract will only accumulate and will not increase your GLB amount or any guarantee payments you receive under the AB Plan. However, for each Contract Year that you do not take a withdrawal during the Plus 5 Period, the bonus will be calculated and added to the existing accrued bonus amount. Before taking a withdrawal during the Plus 5 Period, you should carefully consider the negative effect this will have on your Plus 5 bonuses.

When and if you elect to participate in the WB Plan, your RGLB amount is set equal to your GLB amount plus any bonuses accumulated under your Contract while you were participating in the AB Plan. Your accrued bonus amount will then be set at zero. Any future bonus amounts, if applicable, while you are participating in the WB Plan, will be added each year, as described above.

Bonuses under the Plus 5 Program do not increase your Account Value; you can benefit from any such bonus only if you choose the WB Plan.

Cost of the Secured Returns for Life Plus Benefit

Unlike other Contract charges, the charge for Secured Returns for Life Plus will not be calculated as a percentage of average daily net assets as described under "Variable Accumulation Unit Value." Instead, the charge for the Benefit will be made as a specific deduction from the Account Value, taken on the last valuation day of the Account Quarter. The charge per year for Secured Returns for Life Plus is currently equal to 0.50% of your Account Value. The quarterly charge will be determined by multiplying the Account Value at the end of the Account Quarter by 0.00125. (See "Appendix H - Secured Returns for Life Plus Benefit Examples.") The specific amount of the quarterly charge will be reflected on your quarterly account statement. The maximum charge you can pay for Secured Returns for Life Plus in any one Contract Year is equal to 0.50% of the highest Account Value at any point in that Contract Year.

We will continue to deduct this charge until:

●	you annuitize or

●	under the provisions of Secured Returns for Life Plus;

●	your benefit matures;

●	your benefit is revoked (see "Revocation of the Secured Returns for Life Plus Benefit"); or

●	your RGLB amount and your Lifetime Income Base are both reduced to zero under the WB Plan.

Cancellation of the Benefit (caused by a transfer out of the Designated Funds, a Purchase Payment allocation to a non-Designated Fund, or an assignment) will not terminate the charge, until the 7th Contract Anniversary. (See "Cancellation of the Secured Returns for Life Plus Benefit.")

Withdrawals Under the Secured Returns for Life Plus Benefit

All withdrawals under Secured Returns for Life Plus are subject to withdrawal charges if they are in excess of the annual free withdrawal amount. (See "Free Withdrawal Amount" under "Withdrawal Charge.") In addition, any withdrawals you take under Secured Returns for Life Plus will reduce the value of your benefit under the rider. Such withdrawals affect your benefit differently depending upon whether you are participating in the AB Plan or the WB Plan. In either case, however, a withdrawal may reduce the value of the Benefit by an amount greater than the amount of the withdrawal.

Assume you are participating in the AB Plan. Any withdrawals you make will reduce the dollar value of your benefit under this rider proportionally to the amount withdrawn. For example, after a partial withdrawal, the new GLB amount will equal

old GLB amount	X	Account Value immediately after partial withdrawal Account Value immediately before partial withdrawal

Therefore, on your AB Maturity Date, instead of crediting your Account Value with the full amount of your benefit, we will reduce the amount we credit proportionally to the amount withdrawn. We will also proportionally reduce your Bonus Base and any accrued bonuses using a similar calculation. (See "Appendix H - Secured Returns for Life Plus Benefit Examples.") However, as discussed in detail under "Plus 5 Program," even though the Bonus Base and accrued bonuses are calculated while you are in the AB Plan, you can benefit from any bonus amount only if you choose to participate in the WB Plan.

Assume you are participating in the WB Plan and you want to receive the full amount of your guaranteed benefit over a period of years. To maximize your guaranteed benefit, you may withdraw no more than a specified amount each year. In other words, each year, you may withdraw no more than your Maximum WB Amount. Your guaranteed benefit amount (the RGLB amount) will be reduced dollar for dollar, but your Maximum WB Amount will remain unchanged. In other words, you will be able to take the same maximum amount each year until your guaranteed benefit amount is completely withdrawn.

If, however, in any one Contract Year, you withdraw more than the current Maximum WB Amount, the dollar value of your guaranteed benefits will be reduced and the amount of each future annual guaranteed withdrawal will be less. Here is how we calculate the benefit reduction. Your new RGLB amount will be the lesser of:

●	your previous RGLB amount, reduced dollar for dollar by the amount of the withdrawal, and

●	your Account Value after the withdrawal.

Your new GLB Base will be the lesser of:

●	your previous GLB Base reduced dollar for dollar by the amount of the excess withdrawal, and

●	your Account Value after the withdrawal.

Your new Bonus Base will be the lesser of:

●	your previous Bonus Base reduced dollar for dollar by the amount of the excess withdrawal, and

●	your Account Value after the withdrawal.

Your new Maximum WB Amount will be 5% of your new reduced GLB Base. Going forward, this will be the maximum amount that you can withdraw annually without further reducing your benefit.

The Maximum WB Amount is not cumulative. If you withdraw less than the Maximum WB Amount in any one Contract Year, you cannot add that unused portion to withdrawals made in future years to increase the Maximum WB Amount.

Assume you are participating in the WB Plan and, instead, you want to receive a guaranteed annual amount for the rest of your life. To maximize your guaranteed benefit, you may withdraw no more than a specified amount each year. Under this scenario, you may withdraw no more than your Maximum WB for Life Amount. Your guaranteed benefit amount (the RGLB amount) will be reduced dollar for dollar, but your Maximum WB for Life Amount will remain unchanged. In other words, you will be able to take the same maximum amount each year as long as you are alive, subject to the other terms and conditions described herein.

If, however, in any one Contract Year, you withdraw more than the current Maximum WB for Life Amount, the dollar value of your guaranteed benefits will be reduced and the amount of each future annual guaranteed withdrawal will be less. Here is how we calculate the benefit reduction. Your new Lifetime Income Base will be the lesser of

●	your previous Lifetime Income Base reduced dollar for dollar by the amount of the excess withdrawal, and

●	the Account Value after the withdrawal.

A new Maximum WB for Life Amount will be determined based upon your age on the date of the first withdrawal under the WB Plan (or your age on the most recent "Step-Up Date," if later) as follows:

Your Age on the later of Date of First Withdrawal under WB Plan or Most Recent Step-Up Date	New Maximum WB for Life Amount
65 or older	5% of the new Lifetime Income Base
64 or younger	4% of the new Lifetime Income Base

The Maximum WB for Life Amount is not cumulative. That is to say, the unused portion in any Contract Year cannot be applied in future years to increase the Maximum WB for Life Amount.

In general when participating in the WB Plan, you should keep the following in mind:

●	A withdrawal in excess of the Maximum WB Amount or the Maximum WB for Life Amount might reduce or eliminate your Secured Returns for Life Plus Benefits.

●
If your Account Value drops to zero and, in the same year, you withdraw more than your Maximum WB Amount or your Maximum WB for Life Amount, your benefits under Secured Returns for Life Plus will terminate.

●
If your Account Value drops to zero but you did not, in the same year, withdraw more than your Maximum WB Amount or your Maximum WB for Life Amount, your benefits under Secured Returns for Life will continue. However, no subsequent Purchase Payment will be accepted, no death benefit or annuity benefits will be payable, and all benefits under your Contract, except the right to continue annual withdrawals under this rider, will terminate. You will have two choices:

(1)
You could choose to receive the Maximum WB for Life Amount, if any, until you die. In that case, after your death, your beneficiary receives the Maximum WB Amount until the RGLB amount, if any, is reduced to zero; or

(2)	You (or your beneficiary if you have died) could choose to receive the Maximum WB Amount until the RGLB amount, if any, is reduced to zero.

If you do not make a choice, we will default you to option 1.

For examples showing how withdrawals affect your benefits under the WB Plan, see "Appendix H - Secured Returns for Life Plus Benefit Examples."

Annuitization Under the WB Plan

Under the WB Plan, if your RGLB Amount and your Account Value are greater than zero on the maximum Annuity Commencement Date, you may annuitize your Contract rather than receiving periodic payments under the WB plan. If no prior election to annuitize is on file with the Company, on the maximum Annuity Commencement Date you may elect to:

●	annuitize your Contract;

●	surrender your Contract;

●	receive the Maximum WB Amount each year until the RGLB amount is reduced to zero; or

●	receive the Maximum WB for Life Amount each year until an Owner dies and, thereafter, allow the beneficiary to receive the Maximum WB Amount until the RGLB amount, if any, is reduced to zero.

Regardless of whether you elect to annuitize, surrender or receive payments under the WB plan, all other Contract benefits, including the Death Benefit, will terminate on the Annuity Commencement Date. If you fail to make an election, we will automatically annuitize your Contract and provide a life annuity with 120 monthly payments certain.

Cancellation of the Secured Returns for Life Plus Benefit

Transfers among the Designated Funds are permitted as described under "Transfer Privilege." If, however, you transfer some or all of your Account Value out of the Designated Funds, the Secured Returns for Life Plus benefits will be automatically cancelled. Likewise, if you allocate one or more subsequent Purchase Payments to an investment option other than one of the Designated Funds, the Secured Returns for Life Plus benefits will be cancelled.

An assignment of ownership of the Contract will also cancel Secured Returns for Life Plus.

Once Secured Returns for Life Plus has been cancelled, it cannot be reinstated. After cancellation of the benefits, you will continue to pay the annual charge for Secured Returns for Life Plus until your 7th Contract Anniversary.

Revocation of the Secured Returns for Life Plus Benefit

Anytime after your 7th Contract Anniversary, you may revoke Secured Returns for Life Plus. Once revoked, Secured Returns for Life Plus may not be reinstated. After Secured Returns for Life Plus has been revoked, all benefits and charges will end.

Step-Up

On or after your first Contract Anniversary, you may elect to increase your guaranteed amount to your then current Account Value. Currently, this step-up election may be made on any day after your first Contract Anniversary. (We reserve the right to require step-up elections to occur only within 30 days following the first or any subsequent Contract Anniversary.)

If you are participating in the AB Plan, on the day we receive your step-up election notice in good order (the "Step-Up Date"), we will increase your GLB amount and Bonus Base to an amount equal to your Account Value on the Step-Up Date, if eligible. If you elect to step-up, at least one full year from the Step-Up Date must pass before you can elect another step-up. You can only elect to step-up if:

●	your current Account Value is greater than the current GLB amount, and

●	your Account Value is $5,000,000 or less on your Step-Up Date.

If you are participating in the WB Plan on the Step-Up Date, we will step up your GLB Base, your Bonus Base, your RGLB amount, and your Lifetime Income Base to an amount equal to your Account Value on the Step-Up Date, if eligible. If you elect to step-up, at least one full year from the Step-Up date must pass before you can elect another Step-Up. You can only elect to step-up if:

●	your current Account Value is greater than the current GLB Base and the current Lifetime Income Base, and

●	your Account Value is $5,000,000 or less on your Step-Up Date.

For purposes of determining the above $5,000,000 limits, we reserve the right to aggregate your Account Value with the account values of all other Sun Life variable annuity contracts you own.

If you are in the AB Plan, your Step-Up Date must be at least 10 years prior to your maximum Annuity Commencement Date. If you have selected an Annuity Commencement Date that is prior to the maximum Annuity Commencement Date but is less than 10 years after your Step-Up Date, we will automatically extend your Annuity Commencement Date to equal your AB Plan Maturity Date.

Without a step-up, your benefit under the AB Plan will "mature" on the 10th Contract Anniversary (the date we credit your Account with any excess of your GLB amount over your Account Value or refund your Secured Returns for Life Plus Rider charge, i.e. the "AB Plan Maturity Date"). If you elect to step-up your GLB amount, the term of your benefit under the AB Plan will change. After you make a step-up election, your benefit under the AB Plan will mature 10 years from the Step-Up Date, unless you elect the WB Plan any time before the AB Plan matures. (See "Appendix H - Secured Returns for Life Plus Benefit Examples.") Accrued bonus amounts after step-up under the AB Plan will be equal to the greater of:

●	the accrued bonus amount before step-up less the difference between the GLB amount after and before step up, and

●	zero.

Thus, a step-up while the AB Plan is in effect will cause a reduction in the amount of any accrued bonuses.

Following your step-up election, the rider fee will be changed to an amount equal to the Secured Returns for Life Plus fee charged on newly issued Contracts at that time. This fee may be higher than your current fee as set forth under "Cost of the Secured Returns for Life Plus Benefit." If we are no longer issuing new Contracts with the Secured Returns for Life Plus Rider, then the rider fee after the step-up will be set by us, based upon current market conditions at the time of the step-up.

If you have been receiving benefits under the WB Plan, a step-up will change your Maximum WB Amount and your Maximum WB for Life Amount. Your Step-Up Date must be a date prior to your maximum Annuity Commencement Date. After the step up, your Maximum WB Amount will be 5% of the new GLB Base, and your Maximum WB for Life Amount will be 4% or 5% of your new Lifetime Income Base depending upon your age. If you are 65 or older on the Step-Up Date and your Maximum WB for Life Amount has been equal to 4% of your GLB Base, your Maximum WB for Life Amount will be increased to 5% of your GLB Base. Note that, if you step-up in a particular Contract Year, any withdrawals previously made in that Contract Year are applied against your new Maximum WB Amount and your new Maximum WB for Life Amount. (See "Appendix H - Secured Returns for Life Plus Benefit Examples.")

If your benefit is under the AB Plan, at the time of step-up, you can still change to the WB Plan at a later date, subject to the applicable age restrictions described under "Guaranteed Minimum Withdrawal Benefit ('WB') Plan". (See "Appendix H - Secured Returns for Life Plus Benefit Examples.")

Subsequent Purchase Payments After a Step-Up

Under the WB Plan, subsequent Purchase Payments will increase, on a dollar-for-dollar basis, the RGLB amount, the GLB Base, the Bonus Base, and the Lifetime Income Base, if applicable. After your fourth Contract Anniversary, if you are participating in the WB Plan, subsequent Purchase Payments are not allowed.

Under the AB Plan, after your step-up election, any subsequent Purchase Payment will increase the GLB amount and the Bonus Base under your AB Plan by a specified percentage of the subsequent Purchase Payment. The percentage guaranteed depends upon the "Step-Up Year" in which the Payment was made. (A "Step-Up Year" is the 365-day period (366, if a leap year) commencing on your Step-Up Date.) The example below illustrates how we determine the percentage guaranteed after a subsequent Purchase Payment:

Assume you purchased a Contract on July 1, 2005, and elected to step-up your Contract on October 1, 2010. Under the AB Plan that you have elected, your benefit matures on October 1, 2020. For any subsequent Purchase Payments you make, your GLB amount and your Bonus Base would increase by the following percentages of such Purchase Payments:

Step-Up Year	Payments Made Between	Percentage Added to the GLB amount and the Bonus Base
1	10/02/10 - 10/01/11	100%
2	10/02/11 - 10/01/12	100%
3	10/02/12 - 10/01/13	85%
4	10/02/13 - 10/01/14	85%
5	10/02/14 - 10/01/15	85%
6	10/02/15 - 10/01/16	70%
7	10/02/16 - 10/01/17	70%
8	10/02/17 - 10/01/18	70%
9	10/02/18 - 10/01/19	60%
10	10/02/19 - 10/01/20	60%

Thus, only 70% of a subsequent Purchase Payment made on October 2, 2015, would be guaranteed whereas 85% of a subsequent Purchase Payment made on October 1, 2015, would be guaranteed. It may be to your disadvantage to make any such Purchase Payments that increase the GLB amount by less that 100% of the payment.

Renewal of the Secured Returns for Life Plus Benefit

If you elect to participate in the AB Plan and you remain in the Plan until it matures, you may elect to renew your participation in Secured Returns for Life Plus, provided that we are still offering the Benefit to new Owners. Upon renewal, the annual charge for participation in the Benefit will be extended under the terms and conditions applicable to new Owners at that time. If renewal in the Secured Returns for Life Plus Benefit is not available, or is available but you make no election to renew your participation in the Benefit, all further benefits under Secured Returns for Life Plus will be discontinued. We reserve the right to stop offering the Secured Returns for Life Plus Benefit to new Owners. If we do so, renewals will no longer be available.

Once you elect to participate in the WB Plan, you may not renew your participation in Secured Returns for Life Plus.

Refund of Secured Returns for Life Plus Charges Under the AB Plan

If your Contract remains in the AB Plan until the AB Plan Maturity Date, and the Account Value is greater than or equal to the GLB amount, then we will refund the charges you have paid for Secured Returns for Life Plus ("Refund Amount") by crediting the Refund Amount to your Account Value. The Refund Amount will be allocated on a pro rata basis to the Designated Funds in which you are invested on such AB Plan Maturity Date. No refund of the Secured Returns for Life Plus rider charges will be made if you change from the AB Plan to the WB Plan.

Your Death Under the AB Plan

If you die while participating in the AB Plan, all benefits and charges under Secured Returns for Life Plus will automatically terminate when we receive Due Proof of Death, unless your surviving spouse is the sole Beneficiary and elects to continue the Contract. In that case, your surviving spouse has three options under the Contract (assuming at the time of such election that the rider is available to new Participants and your surviving spouse meets certain eligibility requirements).

(1)
Your spouse can automatically continue in the AB Plan even though the Account Value may have been enhanced under the provisions of the death benefit. (See "Spousal Continuance" under "DEATH BENEFIT.") The charges under Secured Returns for Life Plus will be assessed against the enhanced Account Value. The GLB amount, however, will not be reset.

(2)
Your surviving spouse can elect to switch to the WB Plan; however, such election must be made prior to the earliest of annuitization, the maximum Annuity Commencement Date, and the scheduled AB Plan Maturity Date. The same WB Plan benefits will apply, except the surviving spouse will not be entitled to receive lifetime withdrawal benefits under the original optional living benefit rider.

(3)
Your surviving spouse can elect to participate in a new Secured Returns for Life Plus rider on the original Contract and, thus, be eligible to receive lifetime withdrawal benefits. If the surviving spouse makes such election: (a) the rider charge will be equal to the rider charge on newly issued Contracts; (b) the GLB amount and the Bonus Base will be equal to the Account Value after the death benefit has been credited; and (c) the spouse will be enrolled in the AB Plan. If the spouse elects to switch to the WB Plan, the GLB Base and the RGLB amount will be the GLB amount on the date the spouse elected to participate in the WB Plan. The Lifetime Income Base will be the RGLB amount on:

●	the date the surviving spouse elected to participate in the WB Plan, if the spouse is age 60 or older on that date, or

●	the Contract Anniversary after the surviving spouse reaches age 59, if the spouse is 59 or younger on the date of the WB Plan Election.

If the Contract is not continued by your surviving spouse following your death while participating in the AB Plan, your Beneficiary may elect any available option under the Death Benefit provisions of the Contract.

Your Death Under the WB Plan

If you die while participating in the WB Plan, your Beneficiary may elect to exercise any of the available options under the Death Benefit provisions of the Contract or, alternatively, to receive the Maximum WB Amount on an annual basis until the RGLB amount has been reduced to zero. If your surviving spouse is the sole Beneficiary and elects to continue the Contract, your spouse has two additional options under the Contract:

(1)
Your surviving spouse can automatically continue to participate in the WB Plan, but lifetime withdrawal benefits will not be available to your spouse. All other benefits under the WB Plan will continue, for your surviving spouse, even though the Account Value may have been enhanced under the provisions of the death benefit. (See "Spousal Continuance" under "DEATH BENEFIT.") The charges under Secured Returns for Life Plus will be assessed against the enhanced Account Value. The RGLB amount, however, will not be reset.

(2)
Your surviving spouse can elect to participate in a new Secured Returns for Life Plus rider on the original contract (subject to the terms and conditions described under "Your Death Under the AB Plan") and, thus, be eligible to receive lifetime withdrawal benefits.

Certain Tax Considerations

Certain tax considerations may be important to you in connection with a living benefit rider, such as Secured Returns for Life Plus. For a discussion of some of these considerations, please refer to "TAX ISSUES UNDER OPTIONAL LIVING BENEFIT RIDERS" and "TAX CONSIDERATIONS - Impact of Optional Death Benefit and Optional Living Benefit Riders."

OPTIONAL LIVING BENEFIT RIDER: Income ON DemandSM BENEFIT

On or before the Issue Date, you may elect to participate in an optional living benefit rider known as the Income ON Demand Benefit (the "Income ON Demand Benefit" or "Income ON Demand Rider"). To describe how the Income ON Demand Benefit works, we use the following definitions:

Income ON Demand Coverage Date:	Your Issue Date if you are at least age 59½ at issue, otherwise the first Contract Anniversary following your 59th birthday.

Annual Income Amount:	The amount added to your Stored Income Balance on each Contract Anniversary beginning on the Income ON Demand Coverage Date; it is equal to 5% of your Income Benefit Base on the date of crediting.

Stored Income Balance:	The amount you may withdraw at any time after age 59 ½ without reducing the Benefit.

Income Benefit Base:	The amount used to calculate your Annual Income Amount and your cost for the Income ON Demand Benefit.

You and Your:
The terms "you" and "your" refer to the oldest Participant or the surviving spouse of the oldest Participant, as described under "Your Death Under the Income ON Demand Benefit." In the case of a non-natural Participant, these terms refer to the oldest annuitant.

The Income ON Demand Benefit may not be appropriate for all investors. Before purchasing the Income ON Demand Benefit, you should carefully consider the following:

The Income ON Demand Benefit may be appropriate for investors who:

●	want a steady stream of income for life beginning at age 59½.
●	want the flexibility to store income for later years, rather than having to take a specified percentage every year.
●	who can wait until age 59½ to begin receiving that income.

The Income ON Demand Benefit may be inappropriate for investors who:

●
anticipate the need for excess withdrawals (i.e., withdrawals in excess of those permitted annually under the terms of the Income ON Demand Benefit) or early withdrawals (i.e., withdrawals prior to age 59½).

●	want the flexibility to invest in funds other than the "Designated Funds."
●	are significantly younger than 59½ on the Issue Date, because the Income ON Demand Benefit does not begin to accrue lifetime benefits until you are age 59½.
●	are invested in contributory plans, because the Income ON Demand Benefit prohibits any Purchase Payments after the first Contract Anniversary.

You may elect to participate in the Income ON Demand Benefit, provided that:

●	the rider is available for sale both in the state where the Contract is sold, and in the state where the Owner resides;

●
neither the oldest Participant nor the oldest Annuitant has attained age 81 on or before the date we receive your application in good order (in the case of a non-natural Participant, the oldest Annuitant has not attained age 81 on or before that date);

●	you limit the allocation of your Purchase Payments and Account Value to the investment options, known as "Designated Funds," that we make available with the Income ON Demand Benefit; and

●	you do not elect any other optional living benefit rider available under your Contract.

The Income ON Demand Benefit allows you to withdraw a guaranteed amount each year, beginning at age 59½, until the death of any Participant , regardless of the investment performance of the Funds, provided that you comply with certain requirements. The amount you can withdraw, in any one year, is based on 5% of your Income Benefit Base. Any amount that you do not withdraw in a given year will be stored in the Stored Income Balance and can be used for later withdrawals. The amount you can withdraw each year can be increased or decreased as described under "Determining Your Stored Income Balance."

In addition, if you make no withdrawals during the first 10 Contract Years, regardless of your age on the Issue Date, we will credit to your Account Value an amount equal to the excess, if any, of your total Purchase Payments over your then Account Value. If you are participating in the Income ON Demand Benefit, you may not make Purchase Payments after the first year following your Issue Date.

Determining Your Income Benefit Base

On the Issue Date, we set your Income Benefit Base equal to your initial Purchase Payment. Thereafter, your Income Benefit Base is:

●	decreased following any withdrawals you take prior to becoming age 59½;

●	decreased following any withdrawals you take after becoming age 59½, if such withdrawal is in excess of the Stored Income Balance at the time of the withdrawal;

●	increased by any step-ups as described under "Step-Up Under the Income ON Demand Benefit";

●
increased to the extent you exercise your one-time option to use any amount of your Stored Income Balance to increase your Income Benefit Base, as described under "How the Income ON Demand Benefit Works"; and

●	increased by any subsequent Purchase Payments you make during the first year following the Issue Date.

Determining Your Stored Income Balance

On the Income ON Demand Coverage Date, your Stored Income Balance will equal your Annual Income Amount (i.e., 5% of your Income Benefit Base on that Date). After the initial Stored Income Balance has been set, your Stored Income Balance

●	increases by 5% of any subsequent Purchase Payments you make during the first year following the Issue Date,

●	increases on each Contract Anniversary by the amount of your Annual Income Amount determined on that Anniversary,

●	decreases by the amount of any withdrawals you take, and

●	decreases by the amount you use in exercising your "one-time" option to increase your Income Benefit Base (described under "How the Income ON Demand Benefit Works").

How the Income ON Demand Benefit Works

Under the terms of the Income ON Demand Benefit, you can take withdrawals up to the amount of your Stored Income Balance at any time, subject to the terms and conditions discussed below. If your Account Value is reduced to zero, as long as your Income Benefit Base is greater than zero, you will receive an amount equal to your Annual Income Amount every year of your life unless you choose to cancel the Rider. Although your Stored Income Balance will begin accumulating on the Income ON Demand Coverage Date, you may not begin withdrawing your Stored Income Balance until you are at least age 59½ without reducing your Income Benefit Base. You can continue to withdraw your Stored Income Balance until your Annuity Commencement Date.

Note that the timing and amount of your withdrawals may significantly decrease your total Income ON Demand Benefit, as described further under "Withdrawals Under the Income ON Demand Benefit" and "Tenth-Year Credit." Note also that investing in any Funds, other than the "Designated Funds," will cancel the Income ON Demand Benefit as described under "Cancellation of the Income ON Demand Benefit."

Your Stored Income Balance can be used in two ways. You can withdraw all or a portion of your Stored Income Balance through partial withdrawals, or you can use all or a portion of your Stored Income Balance to effect a "one-time" increase of your Income Benefit Base.

Withdrawals from your Stored Income Balance can be taken at any time after age 59½ without affecting your Income Benefit Base. If, at any time prior to your Annuity Commencement Date, you make a withdrawal that does not exceed your Stored Income Balance:

●	your Stored Income Balance will be decreased by the amount withdrawn in that Contract Year, and

●	the withdrawal will not be subject to surrender charges.

You also have the option to use all or a portion of your Stored Income Balance to increase your Income Benefit Base. This option allows you to increase your future Annual Income Amount. This option may be exercised only once and must occur prior to your Annuity Commencement Date and prior to the later of your tenth Contract Anniversary and the Contract Anniversary following your 70th birthday. If you choose to use any portion of your Stored Income Balance to increase your Income Benefit Base:

●	your Stored Income Balance will be decreased by the amount used;

●	the amount of Stored Income Balance used will be added to your Income Benefit Base; and

●	your Annual Income Amount will be reset on your next Contract Anniversary to equal 5% of the then Income Benefit Base.

After you exercise this "one-time" option, your new Annual Income Amount will be added to your Stored Income Balance on each Contract Anniversary, unless and until there is another occurrence (as noted in this section) that changes your Annual Income Amount.

Here is an example of how the Income ON Demand Benefit works.

Assume that you are age 60 when your Contract is issued with an initial Purchase Payment of $100,000. Assume you elected to participate in the Income ON Demand Benefit. Your Income Benefit Base is equal to your initial Purchase Payment on your Issue Date. Your Annual Income Amount is $5,000 (5% of your Income Benefit Base). Therefore, $5,000 will be added each year to your Stored Income Balance.

Year	Annual Income Amount		Stored Income Balance
	(Amount Added to Stored Income Balance)		(Cumulative Balance if No Withdrawals Taken)

1	$5,000	→	$5,000
2	$5,000	→	$10,000
3	$5,000	→	$15,000
4	$5,000	→	$20,000
5	$5,000	→	$25,000
6	$5,000	→	$30,000
7	$5,000	→	$35,000
8	$5,000	→	$40,000
9	$5,000	→	$45,000
10	$5,000	→	$50,000

Assume that, immediately prior to your tenth Contract Anniversary, you decide to use the full amount of your Stored Income Balance ($50,000) to increase your Income Benefit Base. Your Income Benefit Base will be increased to $150,000. Your Annual Income Amount will be $7,500 (5% of your Income Benefit Base). Therefore $7,500 will be added each year to your Stored Income Balance.

Year	Annual Income Amount		Stored Income Balance
	(Amount Added to Stored Income Balance)		(Cumulative Balance if No Withdrawals Taken)

11	$7,500	→	$7,500
12	$7,500	→	$15,000
13	$7,500	→	$22,500
14	$7,500	→	$30,000
15	$7,500	→	$37,500

Assume instead that you decide to take a lump sum withdrawal of $50,000, thus depleting your Stored Income Balance. Your Income Benefit Base will remain at $100,000. Your Annual Income Amount remains at $5,000 (5% of your Income Benefit Base). Therefore $5,000 will be added each year to your Stored Income Balance.

Year	Annual Income Amount		Stored Income Balance
	(Amount Added to Stored Income Balance)		(Cumulative Balance if No Additional Withdrawals)

11	$5,000	→	$5,000
12	$5,000	→	$10,000
13	$5,000	→	$15,000
14	$5,000	→	$20,000
15	$5,000	→	$25,000

Withdrawals Under the Income ON Demand Benefit

     Withdrawals After Age 59½

Starting at age 59½, you may take annual withdrawals up to your Stored Income Balance without affecting your Income ON Demand Benefit. These withdrawals will reduce your Stored Income Balance dollar for dollar, but will not change your Income Benefit Base. Withdrawals taken after you reach age 59½ are subject to withdrawal charges only to the extent they are in excess of the greatest of:

●	the free withdrawal amount permitted under your Contract,

●	your Stored Income Balance, or

●	your yearly Required Minimum Distribution Amount (subject to conditions discussed under "Tax Issues Under the Income ON Demand Benefit").

Here is an example of a partial withdrawal that does not exceed your Stored Income Balance.

Using the facts of the first example, assume that, immediately prior to your tenth Contract Anniversary, you decide to take a lump sum withdrawal of $30,000 from the $50,000 in your Stored Income Balance, thus reducing your Stored Income Balance to $20,000. Your Income Benefit Base will remain at $100,000. Your Annual Income Amount will remain at $5,000 (5% of your Income Benefit Base). Therefore $5,000 will be added each year to your Stored Income Balance.

Year	Annual Income Amount		Stored Income Balance
	(Amount Added to Stored Income Balance)		(Cumulative Balance if No Additional Withdrawals)

11	$5,000	→	$25,000
12	$5,000	→	$30,000
13	$5,000	→	$35,000
14	$5,000	→	$40,000
15	$5,000	→	$45,000

     Excess Withdrawals

If you take a withdrawal that exceeds your Stored Income Balance (or your Required Minimum Distribution Amount, if higher), your Income Benefit Base will be reset to equal the lesser of:

●
the Income Benefit Base prior to the withdrawal reduced dollar for dollar by the amount of the withdrawal in excess of the Stored Income Balance (or your yearly Required Minimum Distribution Amount, if higher), and

●	the Account Value after the withdrawal.

Your Annual Income Amount will be recalculated based on the reduced Income Benefit Base. Here is an example of a withdrawal that exceeds your Stored Income Balance, thus reducing future Annual Income Amounts even if the market has performed well.

Using the facts of the first example, assume that, immediately prior to your tenth Contract Anniversary, you decide to take a lump sum payment of $60,000 thus exceeding your Stored Income Balance of $50,000. Assume also that your Account Value immediately prior to the withdrawal is $120,000. Your Income Benefit Base will be reset to the lesser of (a) your old Income Benefit Base reduced by the excess of your withdrawal over the Stored Income Balance [$100,000 - ($60,000 - $50,000) = $90,000)] or (b) your new Account Value after the withdrawal ($120,000 - $60,000 = $60,000) or $60,000. Your new Annual Income Amount will be $3,000 (5% of your Income Benefit Base). Therefore $3,000 will be added each year to your Stored Income Balance.

Year	Annual Income Amount		Stored Income Balance
	(Amount Added to Stored Income Balance)		(Cumulative Balance if No Additional Withdrawals)

11	$3,000	→	$3,000
12	$3,000	→	$6,000
13	$3,000	→	$9,000
14	$3,000	→	$12,000
15	$3,000	→	$15,000

Excess withdrawals taken in a down market could even more severely reduce your Income ON Demand Benefit. Here is an example of an excess withdrawal taken after the investment performance of the underlying funds has reduced your Account Value:

Using the facts of the preceding example, assume that your Account Value immediately prior to the withdrawal is $80,000. Your Income Benefit Base will be reset to equal the lesser of (a) your previous Income Benefit Base reduced by the excess of your withdrawal over the Stored Income Balance [$100,000 - ($60,000 - $50,000) = $90,000)] and (b) your Account Value immediately after the withdrawal ($80,000 - $60,000 = $20,000) or $20,000. Your new Annual Income Amount will be $1,000 (5% of your Income Benefit Base). Therefore, only $1,000 will be added each year to your Stored Income Balance.

Year	Annual Income Amount		Stored Income Balance
	(Amount Added to Stored Income Balance)		(Cumulative Balance if No Additional Withdrawals)

11	$1,000	→	$2,000
12	$1,000	→	$3,000
13	$1,000	→	$4,000
14	$1,000	→	$5,000
15	$1,000	→	$6,000

     Withdrawals Prior to Age 59½ (Early Withdrawals)

All withdrawals taken before age 59½, including any "free withdrawal amounts" or Required Minimum Distribution Amounts, will be treated as excess withdrawals and the Income Benefit Base will be reset to equal the lesser of:

●	the Income Benefit Base prior to the withdrawal reduced dollar for dollar by the amount of the withdrawal, and

●	the Account Value after the withdrawal.

In addition, withdrawals prior to age 59½ will also be subject to withdrawal charges, to the extent such withdrawals are in excess of the "free withdrawal amount" permitted under your Contract. Early withdrawals could severely reduce (or even exhaust) your Income ON Demand Benefit. Here is an example of an early withdrawal taken after the investment performance of the underlying funds has reduced your Account Value.

Assume that you are age 50 when your Contract is issued with an initial Purchase Payment of $100,000 and that you elected to participate in the Income ON Demand Benefit. Your Income Benefit Base is set equal to your initial Purchase Payment on your Issue Date ($100,000), but benefits under the Income ON Demand Benefit do not begin to accrue until the first Contract Anniversary after your 59th birthday (your Income ON Demand Coverage Date). Assume also that poor investment performance of your underlying funds has reduced your Account Value to $85,000 by the end of your second Contract Year. At that time, you decide to withdraw $5,000, further reducing your Account Value to $80,000. Your Income Benefit Base will be reset to $80,000 which is the lesser of (1) your previous Income Benefit Base reduced by the full amount of the early withdrawal ($100,000 - $5,000 = $95,000) and (2) your Account Value immediately after the withdrawal ($85,000 - $5,000 = $80,000). Assuming you take no additional withdrawals prior to your Income ON Demand Coverage Date, your Annual Income Amount will be $4,000 (5% of your Income Benefit Base.)

Year	Annual Income Amount		Stored Income Balance
	(Amount Added to Stored Income Balance)		(Cumulative Balance if No Withdrawals Taken)

1	$0	→	$0
2	$0	→	$0
3	$0	→	$0
4	$0	→	$0
5	$0	→	$0
6	$4,000	→	$4,000
7	$4,000	→	$8,000
8	$4,000	→	$12,000
9	$4,000	→	$16,000
10	$4,000	→	$20,000

In addition to reducing your Income ON Demand Benefit, any withdrawal before age 59½ could have adverse tax consequences. You should consult a qualified tax professional for more information.

     Depleting Your Account Value

If your Account Value is reduced to zero as a result of an "excess withdrawal" or an "early withdrawal" (as described above), your Stored Income Balance and your Income Benefit Base will both be reduced to zero. Therefore, your Contract, as well as your Income ON Demand Benefit, will end.

If, on the other hand, your Account Value is reduced to zero through any combination of poor investment performance of the underlying funds, Contract charges, and withdrawals other than excess or early withdrawals, your Income Benefit Base will not be reduced. Your Contract will therefore end, but the Income ON Demand Benefit will continue. That is to say, regardless of your age on the day the Account Value is reduced to zero, you will be entitled to receive annual payments. These payments will be equal to 5% of the amount of your Income Benefit Base, as determined on the day your Account Value is reduced to zero and increased (if you choose) by any remaining Stored Income Balance as described below. These payments will begin on the first Contract Anniversary after you reach age 59½ and continue for as long as you live. If you have any remaining Stored Income Balance on the day your Account Value is reduced to zero, you will be notified that, before you begin to receive your "annual lifetime payments," you must deplete your Stored Income Balance by:

(a)	taking a lump sum withdrawal of your remaining Stored Income Balance,

(b)
using the remaining amount of your Stored Income Balance to increase your Income Benefit Base (and thus the amount of your "annual lifetime payments"), if you have not already exercised this one-time option as described under "How the Income ON Demand Benefit Works," or

(c)	using a combination of (a) and (b).

Because the Contract has ended, a lump sum withdrawal will not be subject to any withdrawal charges. You should be aware, however, that a lump sum withdrawal could be subject to certain tax consequences. You should consult a qualified tax professional for more information.

Cost of the Income ON Demand Benefit

If you elect the Income ON Demand Benefit Rider, we will deduct a quarterly fee from your Account Value ("Income ON Demand Fee"). The Income ON Demand Fee will be taken as a specific deduction from your Account Value on the last valuation day of each Account Quarter. The Fee will be a percentage of your Income Benefit Base. This percentage rate will equal 0.1625% of your Income Benefit Base on the last day of the Account Quarter. The maximum Income ON Demand Fee you can pay in any one Contract Year is equal to 0.65% of the highest Income ON Demand Benefit Base at any point in that Contract Year.

Your Income ON Demand Fee will not change during a Contract Year, unless you take one of three specific actions:

●	If you make an additional Purchase Payment during your first Contract Year, you will increase your Income Benefit Base and thus your Income ON Demand Fee.

●	If you take advantage of the one-time option to use all or a portion of your Stored Income Balance to increase your Income Benefit Base and thus your Income ON Demand Fee.

●	If you make a withdrawal prior to age 59½ or a withdrawal in excess of your Stored Income Balance, you will decrease your Income Benefit Base and thus your Income ON Demand Fee.

The investment performance of the underlying funds will not affect your Income ON Demand Fee during a Contract Year. However, as stated under "Step-Up Under the Income ON Demand Benefit," favorable investment performance may cause the Income Benefit Base to increase on a Contract Anniversary. That would also increase your Income ON Demand Fee.

We will continue to deduct the Income ON Demand Fee until you annuitize your Contract, your Account Value reduces to zero, or your Income ON Demand Benefit is cancelled as described under "Cancellation of the Income ON Demand Benefit".

Tenth-Year Credit

If you make no withdrawals during your first ten Contract Years, on your tenth Contract Anniversary, we will credit your Account Value with an amount equal to the excess, if any, of your total Purchase Payments over your then Account Value. Your Income Benefit Base will not change. This tenth-year credit will be allocated on a pro rata basis to all Designated Funds in which you are invested at the time.

Step-Up Under the Income ON Demand Benefit

Regardless of your age on the Issue Date, on each Contract Anniversary prior to your maximum Annuity Commencement Date, you have the opportunity to step-up your Income Benefit Base, provided that you satisfy certain requirements. First, you must meet eligibility requirements:

●
Your Account Value less your Stored Income Balance must equal no more than $5,000,000. (For purposes of determining the $5,000,000 limit, we reserve the right, in our sole discretion, to aggregate your Account Value with the account values of all other variable annuity contracts you own issued by Sun Life Assurance Company of Canada (U.S.) or its affiliates.)

●
Your Account Value less your Stored Income Balance must be greater than your current Income Benefit Base. (If you have not yet reached your Income ON Demand Coverage Date and therefore do not yet have a Stored Income Balance, your Account Value must only be greater than your current Income Benefit Base.)

If you satisfy the eligibility requirements, we then consider whether if market conditions have caused us to increase the percentage rate used to calculate the Income ON Demand Fee on newly issued Contracts. If we are no longer issuing Contracts with the Income ON Demand rider then the percentage rate we use to calculate your Income ON Demand Fee will be set based upon current market conditions at that time.

●
If we have not had to increase the percentage rate as described above, the percentage rate we use to calculate your Income ON Demand Fee will remain unchanged and we will automatically step-up your Income Benefit Base.

●
If we have had to increase the percentage rate as described above, we offer you the opportunity to step-up at the higher percentage rate. In this case, your written consent is required to accept the higher percentage rate used to calculate your Income ON Demand Fee and step-up your Income ON Demand Benefit.

If you are 59½ or older at the time of step-up, the step-up will increase your Income Benefit Base to an amount equal to your Account Value less your Stored Income Balance. If you are younger than 59½ at the time of step-up, the step-up will increase your Income Benefit Base to an amount equal to your Account Value. After the step-up, your Annual Income Amount will be 5% of your new Income Benefit Base.

Designated Funds

To participate in the Income ON Demand Benefit, all of your Account Value must be invested in one or more of the "Designated Funds" during the entire term of the Income ON Demand Benefit. (The term of the Income ON Demand Benefit is for life, unless your Income Benefit Base is reduced to zero or your Income ON Demand Benefit is terminated or cancelled as described under "Cancellation of the Income ON Demand Benefit," "Depleting Your Account Value," and "Annuitization Under the Income ON Demand Benefit.") The only Funds, dollar-cost averaging program options, and asset allocation models that currently qualify as "Designated Funds" are as follows:

Asset Allocation Models	Funds
Conservative Asset Allocation	Fidelity VIP Freedom 2010 Portfolio Service - Class 2
Conservative Moderate Asset Allocation	Fidelity VIP Freedom 2015 Portfolio Service - Class 2
Moderate Asset Allocation	Fidelity VIP Freedom 2020 Portfolio Service - Class 2
Moderate Aggressive Asset Allocation	Fidelity VIP Balanced Portfolio - Service Class 2
Sun Capital Balanced Return Model	MFS®/Sun Life Total Return - S Class
Build Your Portfolio	Oppenheimer Balanced Fund/VA - Service Shares

Dollar-Cost Averaging Program Options
6-Month DCA Guarantee Option
12-Month DCA Guarantee Option

One of the asset allocation models that qualifies as a Designated Fund is the portfolio model that applies to our "build your portfolio" program. That portfolio model and the "build your portfolio" program are described in "BUILD YOUR PORTFOLIO" and in "APPENDIX I -- BUILD YOUR PORTFOLIO."

We reserve the right, in our sole discretion, to change the available Designated Funds on new and existing Contracts without prior notice. Any time there is a change in the Designated Funds, your Account Value will remain in the previously available Designated Funds. However, any future transfers or Purchase Payments you make may only be allocated to the Designated Funds then available.

Cancellation of the Income ON Demand Benefit

Should you decide that the Income ON Demand Benefit is no longer appropriate for you, you may cancel the Income ON Demand Benefit at any time. Upon cancellation, all benefits and charges under the Income ON Demand Rider shall cease. Once cancelled, the Rider cannot be reinstated.

Although transfers among the Designated Funds are permitted as described under "Transfer Privilege," the Income ON Demand Rider will be cancelled automatically:

●	if any Purchase Payment is allocated to an investment option other than a Designated Fund; or

●	if any portion of Account Value maintained in a Designated Fund is transferred into an investment option other than a Designated Fund.

A change of ownership of the Contract will also cancel the Benefit.

Your Death Under the Income ON Demand Benefit

The Rider terminates on the death of any Participant and the Beneficiary may elect to exercise any of the available options under the Death Benefit provisions of the Contract. Alternately, the Beneficiary may elect to receive the Stored Income Balance. If your surviving spouse is the sole Beneficiary and elects to continue the Contract, your spouse has the additional option of electing to participate in a new Income ON Demand Benefit Rider on the original Contract (assuming that, at the time of such election, the Income ON Demand Benefit is available to new Participants and your surviving spouse meets certain eligibility requirements). If the surviving spouse makes such election:

●	the new Account Value will be the greater of the Stored Income Balance on the original Contract or the Death Benefit;

●	the new Income ON Demand Fee will be set by us based on market conditions at the time and may be higher than the current Income ON Demand Fee;

●	the new Income Benefit Base will be equal to the Account Value after any Death Benefit has been credited; and

●	the new Stored Income Balance will be reset to zero.

Annuitization Under the Income ON Demand Benefit

Under the terms of the Income ON Demand Benefit, if your Account Value is greater than zero on your Maximum Annuity Commencement Date, you may elect to:

(1)	surrender your Contract and receive your Cash Surrender Value,

(2)	annuitize your Account Value under one of the then currently available Annuity Options, or

(3)
(a) receive any remaining Stored Income Balance in a single sum and (b) annuitize your remaining Account Value as a single-life annuity with an annualized annuity payment of not less than 5% of your then current Income Benefit Base.

If you make no election, we will default your choice to option 3.

If your Account Value has been reduced to zero (other than as a result of an "early withdrawal" or an "excess withdrawal"), and your Income Benefit Base is greater than zero on or before your maximum Annuity Commencement Date, you will receive your full Annual Income Amount until you die. For a more complete discussion of this, see "Depleting Your Account Value."

Certain Tax Considerations

Certain tax considerations may be important to you in connection with a living benefit rider, such as Income ON Demand. For a discussion of some of these considerations, please refer to "TAX ISSUES UNDER OPTIONAL LIVING BENEFIT RIDERS" and "TAX CONSIDERATIONS - Impact of Optional Death Benefit and Optional Living Benefit Riders."

OPTIONAL LIVING BENEFIT RIDER: RETIREMENT ASSET PROTECTORSM

On or before the Issue Date, you may elect to participate in an optional living benefit rider known as the Retirement Asset Protector Rider. To describe how the Retirement Asset Protector Rider works, we use the following definitions:

Retirement Asset Protector Benefit Base:
An amount equal to the sum of all Purchase Payments made during the first year following your Issue Date, decreased by any partial withdrawals taken and increased by any step-ups as described under "Step-Up Under the Retirement Asset Protector Rider."

GMAB Maturity Date:
The date when the Retirement Asset Protector Rider matures. If you are younger than 80 on the Issue Date, your GMAB Maturity Date is the later of your 10th Contract Anniversary or 10 years from the date of your most recent step-up. (See "Step-Up Under the Retirement Asset Protector Rider.") If you are 80 on the Issue Date, your GMAB Maturity Date is your maximum Annuity Commencement Date.

You and Your:
Under the Retirement Asset Protector Rider, the terms "you" and "your" refer to the oldest Participant or the surviving spouse of the oldest Participant as described under "Your Death Under the Retirement Asset Protector Rider." In the case of a non-natural Participant, these terms refer to the oldest annuitant.

The Retirement Asset Protector Rider is designed for long-term investors. It provides them with the security of knowing that their investments will be protected during down markets or, if that guarantee is not needed, that their Retirement Asset Protector Fees will be refunded. The Retirement Asset Protector Rider guarantees a return of the greater of:

●	the excess of your Retirement Asset Protector Benefit Base over your Account Value or
●	your total fees paid for the Retirement Asset Protector Rider ("Retirement Asset Protector Fees"),

regardless of the investment performance of the Funds, provided that you have reached the GMAB Maturity Date.

The Retirement Asset Protector Rider may be appropriate for investors who:

●	want to protect their principal and who can afford to wait at least 10 years before withdrawing from their investment.
●	want a refund of their fees if the guarantee is not needed.

The Retirement Asset Protector Rider may be inappropriate for investors who:

●	want lifetime income guarantees.
●	want the flexibility to invest in funds other than the "Designated Funds."
●	are invested in contributory plans, because the Retirement Asset Protector Benefit prohibits any Purchase Payments after the first Contract Anniversary.

You may elect to participate in the Retirement Asset Protector Rider, if:

●	the rider is available for sale both in the state where the Contract is sold, and in the state where the Owner resides;

●
neither the oldest Participant nor the oldest Annuitant has attained age 81 on or before the date we receive your application in good order (in the case of a non-natural Participant, the oldest Annuitant has not reached age 81 on or before that date);

●	you limit the allocation of your Purchase Payments and Account Value to the investment options, known as "Designated Funds," that we make available with the Retirement Asset Protector Rider; and

●	you do not elect any other optional living benefit rider available under your Contract.

If you are participating in the Retirement Asset Protector Rider, you may not make Purchase Payments after the first year following your Issue Date.

Cost of the Retirement Asset Protector Rider

If you elect the Retirement Asset Protector Rider, we will deduct a quarterly fee from your Account Value ("Retirement Asset Protector Fee"). The Retirement Asset Protector Fee will be taken as a specific deduction from your Account Value on the last valuation day of each Account Quarter. The Fee will be a percentage of your Retirement Asset Protector Benefit Base. This percentage rate will equal 0.0875% of your Retirement Asset Protector Benefit Base on the last day of the Account Quarter. The maximum Retirement Asset Protector Fee you can pay in any one Contract Year is equal to 0.35% of the highest Retirement Asset Protector Benefit Base at any point in that Contract Year.

Your Retirement Asset Protector Fee will not change, unless you take one of these specific actions:

●	If you made an additional Purchase Payment during your first Contract Year, you will increase your Retirement Asset Protector Benefit Base and thus your Retirement Asset Protector Fee.

●	If you make a partial withdrawal, you will decrease your Retirement Asset Protector Benefit Base and thus your Retirement Asset Protector Fee.

●	If you elect a "step-up" of your Retirement Asset Protector Benefit Base, your Retirement Asset Protector Fee will increase.

The investment performance of the underlying funds will not affect your Retirement Asset Protector Fee unless you elect a step-up of your Retirement Asset Protector Benefit Base.

We will continue to deduct the Retirement Asset Protector Fee until:

●	you annuitize your Contract;

●	the Retirement Asset Protector Rider matures on the GMAB Maturity Date;

●	your Retirement Asset Protector Rider is cancelled as described under "Cancellation of the Retirement Asset Protector Rider;" or

●	your Account Value is reduced to zero.

How the Retirement Asset Protector Rider Works

On the GMAB Maturity Date, we will credit your Account Value with an amount equal to the greater of (a) any excess of your Retirement Asset Protector Benefit Base over your Account Value after adjusting for any Contract charges and (b) the total amount of Retirement Asset Protector Fees paid between the Issue Date and the GMAB Maturity Date. To determine the value of (b), we multiply

●	the sum of the value of the Retirement Asset Protector Benefit Base on the last day of each Account Quarter since the Issue Date times

●	one quarter of the annual Retirement Asset Protector Fee (0.35% ÷ 4).

The greater of the two amounts will be allocated on a pro rata basis to all Designated Funds in which you are invested at that time. Here is an example of how we calculate benefits under the Retirement Asset Protector Rider:

●
Assume that you purchased a Contract on January 2, 2007 with an initial Purchase Payment of $100,000 and you selected the Retirement Asset Protector Rider. Your Retirement Asset Protector Benefit Base equals your Purchase Payment amount of $100,000.

●	Assume you make an additional Purchase Payment of $50,000 on February 2, 2007, thus increasing your Retirement Asset Protector Benefit Base to $150,000.
●	Assume you make no withdrawals or additional Purchase Payments prior to the GMAB Maturity Date on January 2, 2017.
●
Assume that, because of poor investment performance, your Account Value on January 2, 2017 is $140,000. The excess of your Retirement Asset Protector Benefit Base over your Account Value is $10,000 ($150,000 - $140,000). The total amount of Retirement Asset Protector Fees paid is equal to the sum of the value of the Retirement Asset Protector Benefit Bases on the last day of each Account Quarter since the Inception Date ($150,000 x 40) times one quarter of the annual Retirement Asset Protector Fee (0.35% ÷ 4). In this case, the total amount of rider fees paid is $5,250. Therefore, we will credit $10,000 to your Account Value.

●
Assume instead that, because of better investment performance, your Account Value on January 2, 2017, is $155,000. Because your Account Value is greater than your Retirement Asset Protector Benefit Base, your Account Value will be credited with the total amount of Retirement Asset Protector Fees paid. In this case, the amount will be $5,250.

Withdrawals Under the Retirement Asset Protector Rider

All withdrawals you take, including any free withdrawal amounts or Required Minimum Distribution Amounts, will reduce the dollar value of the Retirement Asset Protector Benefit Base proportionally to the amount withdrawn. For example, after a partial withdrawal, the new Retirement Asset Protector Benefit Base will equal:

Retirement Asset Protector Benefit Base immediately before partial withdrawal	X	Account Value immediately after partial withdrawal Account Value immediately before partial withdrawal

Taking withdrawals may reduce the value of your Retirement Asset Protector Rider by an amount greater than the amount of the withdrawal. Here is an example of how we handle withdrawals under the Retirement Asset Protector Rider:

●
Assume that you purchased a Contract on January 2, 2007 with an initial Purchase Payment of $100,000 and you selected the Retirement Asset Protector Rider. Your Retirement Asset Protector Benefit Base equals your Purchase Payment amount of $100,000.

●
Assume that, on March 10, 2009, your Account Value is $80,000. Assume further that you take a withdrawal of $10,000 on that date, thus reducing your Account Value to $70,000. Your Retirement Asset Protector Benefit Base is reduced proportionally to the amount withdrawn. Therefore your new Retirement Asset Protector Benefit Base is $100,000 x ($70,000 ÷ $80,000), or $87,500.

●	Assume you make no additional withdrawals prior to the GMAB Maturity Date on January 2, 2017.
●
Assume that, because of investment performance, your Account Value on January 2, 2017 is $80,000. The excess of your Retirement Asset Protector Benefit Base over your Account Value is $7,500 ($87,500 - $80,000). The total amount of Retirement Asset Protector Fees paid is equal to the sum of the value of your Retirement Asset Protector Benefit Bases on the last day of each Account Quarter since the Issue Date [($100,000 x 8) + ($87,500 x 32)] times one quarter of your annual Retirement Asset Protector Fee (0.35% ÷ 4). In this case, the total amount of rider fees paid is $3,150. Therefore, we will credit $7,500 to your Account Value.

Step-Up Under the Retirement Asset Protector Rider

On or after your first Contract Anniversary, you may elect to increase your Retirement Asset Protector Benefit Base to your then current Account Value. The step-up election may be made on any day on or after your first Contract Anniversary. (We reserve the right, in our sole discretion, to require step-up elections to occur only on Account Anniversaries.)

If you are participating in the Retirement Asset Protector Rider, on the day we receive your step-up election notice in good order (the "Step-Up Date"), we will increase your Retirement Asset Protector Benefit Base to an amount equal to your Account Value if eligible. If you elect to step-up, at least 1 full year from the Step-Up Date must pass before you can elect another step-up. You can only elect to step-up if:

●	your current Account Value is greater than the current Retirement Asset Protector Benefit Base, and

●	your Account Value is $5,000,000 or less on your Step-Up Date.

For purposes of determining the $5,000,000 limit, we reserve the right, in our sole discretion, to aggregate your Account Value with the account values of all other variable annuity contracts you own that have been issued by Sun Life Assurance Company of Canada (U.S.) or its affiliates.

Under the Retirement Asset Protector Rider, your Step-Up Date must be at least 10 years prior to your maximum Annuity Commencement Date. If you have selected an Annuity Commencement Date that is prior to the maximum Annuity Commencement Date but is less than 10 years after your Step-Up Date, then we will automatically extend your Annuity Commencement Date to equal your GMAB Maturity Date.

Without a step-up, your benefit under the Retirement Asset Protector Rider will "mature" on your 10th Contract Anniversary. If you elect to step-up your Retirement Asset Protector Benefit Base, your benefit under the Retirement Asset Protector Rider will mature 10 years from the most recent Step-Up Date. In either case, on the day your Retirement Asset Protector Rider matures (the "GMAB Maturity Date"), we will credit the greater of:

●	any excess of your Retirement Asset Protector Benefit Base over your Account Value, or

●	the total amount of fees you paid for the Retirement Asset Protector Rider.

●
Assume that you purchased a Contract on January 2, 2007 with an initial Purchase Payment of $100,000 and you selected the Retirement Asset Protector Rider. Assume further that your Retirement Asset Protector Fees remain constant until the GMAB Maturity Date. Your Retirement Asset Protector Benefit Base equals your Purchase Payment amount of $100,000.

●
Assume that, on January 2, 2008, your Account Value is $118,000. Because your Account Value is greater than your Retirement Asset Protector Benefit Base, you elect to step-up to a new ten-year period with a new Retirement Asset Protector Benefit Base of $118,000. Your new GMAB Maturity Date will be January 2, 2018.

●	Assume you make no withdrawals prior to the GMAB Maturity Date on January 2, 2018.
●
Assume that your Account Value on January 2, 2018 is $112,000. The excess of your Retirement Asset Protector Benefit Base over your Account Value is $6,000 ($118,000 - $112,000). The total amount of Retirement Asset Protector Fees paid is equal to the sum of the value of your Retirement Asset Protector Benefit Bases on the last day of each Account Quarter since the Issue Date [($100,000 x 4) + ($118,000 x 40)] times one quarter of your annual Retirement Asset Protector Fee (0.35% ÷ 4). In this case, the total amount of rider fees paid is $4,480. Therefore, we will credit $6,000 to your Account Value.

We reserve the right to discontinue offering the step-up provision of the Retirement Asset Protector Rider if we determine that, based upon market conditions at the time of the step-up, we can no longer offer the Retirement Asset Protector Rider to new Contracts at the current percentage rate used to calculate the Retirement Asset Protector Fee as set forth under "Cost of the Retirement Asset Protector Rider." In that case, we will send notification that the step-up provision under your Contract has been discontinued unless you elect to begin a new step-up provision at the higher percentage rate. Your written consent is required to accept the higher percentage rate and continue to step-up.

Renewal of the Retirement Asset Protector Rider

If you elect to participate in the Retirement Asset Protector Rider and you remain in the Rider until it matures, you may elect to renew your participation in the Retirement Asset Protector Rider, provided that we are still offering the Retirement Asset Protector Rider to new Participants. Upon renewal, the annual charge for participation in the Retirement Asset Protector Rider will be extended under the terms and conditions applicable to new Participants at that time. We reserve the right, in our sole discretion, to stop offering the Retirement Asset Protector Rider to new Participants, in which case renewals will no longer be available.

Designated Funds

To participate in the Retirement Asset Protector Rider, all of your Account Value must be invested in one or more of the "Designated Funds" during the entire term of the GMAB Maturity Date. Your application package contains a list of the only Funds, Guarantee Period dollar cost averaging programs, and asset allocation models that currently qualify as "Designated Funds." The only Funds, dollar-cost averaging program options, and asset allocation models that currently qualify as "Designated Funds" are as follows:

Asset Allocation Models	Funds
Conservative Asset Allocation	Fidelity VIP Freedom 2010 Portfolio Service - Class 2
Conservative Moderate Asset Allocation	Fidelity VIP Freedom 2015 Portfolio Service - Class 2
Moderate Asset Allocation	Fidelity VIP Freedom 2020 Portfolio Service - Class 2
Moderate Aggressive Asset Allocation	Fidelity VIP Balanced Portfolio - Service Class 2
Sun Capital Balanced Return Model	MFS®/Sun Life Total Return - S Class
Build Your Portfolio	Oppenheimer Balanced Fund/VA - Service Shares

Dollar-Cost Averaging Program Options
6-Month DCA Guarantee Option
12-Month DCA Guarantee Option

One of the asset allocation models that qualifies as a Designated Fund is the portfolio model that applies to our "build your portfolio" program. That portfolio model and the "build your portfolio" program are described in "BUILD YOUR PORTFOLIO" and in "APPENDIX I -- BUILD YOUR PORTFOLIO."

We reserve the right, in our sole discretion, to change the available Designated Funds on new and existing Contracts without prior notice. Any time there is a change in the Designated Funds, your Account Value will remain in the previously available Designated Funds. However, any future transfers or Purchase Payments you make may only be allocated to the Designated Funds then available.

Cancellation of the Retirement Asset Protector Rider

You may cancel the Retirement Asset Protector Rider at any time. Upon cancellation, all benefits and charges under the Rider shall cease. Once cancelled, the Rider cannot be reinstated.

Although transfers among the Designated Funds are permitted as described under "Transfer Privilege," the Retirement Asset Protector Rider will be cancelled automatically:

●	if any Purchase Payment is allocated to an investment option other than a Designated Fund; or

●	if any portion of Account Value maintained in a Designated Fund is transferred into any investment option other than a Designated Fund.

A change of ownership of the Contract will also cancel the Benefit.

Your Death Under the Retirement Asset Protector Rider

If the Owner dies while participating in the Retirement Asset Protector Rider, all benefits and charges under the Rider will automatically terminate when we receive Due Proof of Death, unless the surviving spouse is the sole Beneficiary and elects to continue the Contract. The surviving spouse has two options under the Contract (assuming at the time of such election that the rider is available to new Participants and your surviving spouse meets certain eligibility requirements).

(1)
The spouse can automatically continue in the Retirement Asset Protector Rider even though the Account Value may have been enhanced under the provisions of the death benefit. (See "Spousal Continuance" under "DEATH BENEFIT.") The GMAB Maturity Date does not change.

(2)
The surviving spouse can elect to participate in a new Retirement Asset Protector Rider on the original Contract. The Retirement Asset Protector Fee may be higher than your current fee. The Retirement Asset Protector Fee will be set by us based upon market conditions at the time of election. The Retirement Asset Protector Benefit Base will be equal to the Account Value after the death benefit has been credited. The new GMAB Maturity Date will be 10 years after the Retirement Asset Protector Rider has been re-elected.

Certain Tax Considerations

Certain tax considerations may be important to you in connection with a living benefit rider, such as Retirement Asset Protector. For a discussion of some of these considerations, please refer to "TAX ISSUES UNDER OPTIONAL LIVING BENEFIT RIDERS" and "TAX CONSIDERATIONS - Impact of Optional Death Benefit and Optional Living Benefit Riders."

BUILD YOUR PORTFOLIO

Among the choices of "Designated Funds" is a selection of funds ("portfolio model") that you design yourself using certain broad guidelines that we provide. To "build your portfolio," you pick funds from each of five asset classes: cash and short-term bond funds; intermediate and long-term bond funds; core equity funds; growth equity funds; and specialty funds. Altogether you must choose at least three funds but no more than 18 funds for your portfolio model. The amount you may invest in each asset class is determined by a percentage range that we provide for each asset class. The sum of the percentages you invest in the five asset classes altogether must total 100%. A chart showing the Funds available in each asset class and the percentage range assigned to each asset class is included in Appendix I.

You may transfer funds within the asset classes as long as your allocations remain within the percentage ranges we have established, and you adhere to the transfer provisions of your Contract. (See "Transfer Privilege," Short-Term Trading," and "The Funds' Harmful Trading Policies.") Withdrawals out of your portfolio model will be taken pro-rata from each of your selected Funds. Any additional Purchase Payments will be allocated proportionally to your current Fund selection. At any time you can change your Fund selection by providing new allocation instructions. (Under the terms of the living benefit riders, however, there are certain limits on the times when you can make additional Purchase Payments.) Your new instructions will change your existing allocations accordingly. Your portfolio will be rebalanced quarterly to maintain your percentage allocations in line with the performance of the Funds over the prior quarter.

If at any time, a fund is closed to new business, no new payments or transfers into the fund will be permitted. However, portfolio rebalancing of the fund will continue. To make a payment into your portfolio model after a fund within the model has been closed, you must redesign your portfolio model without the closed fund. Your entire Account Value will then be reallocated to your new portfolio model.

TAX ISSUES UNDER OPTIONAL LIVING BENEFIT RIDERS

If your Contract is a Non-Qualified Contract, it is possible that the election of an optional living benefit rider might increase the taxable portion of any withdrawal you make from the Contract.

If your Contract is a Qualified Contract, the retirement plan governing that Qualified Contract may be subject to certain Required Minimum Distribution ("RMD") provisions imposed by the Internal Revenue Code (the "Code") and IRS regulations (collectively, the "Federal Tax Laws"). These RMD provisions require that a yearly amount be distributed from the retirement plan beginning generally in the calendar year in which you attain age 70½. Your failure to withdraw your yearly RMD amount from your retirement plan could result in adverse tax treatment. Because for certain retirement plans we do not know what assets are held by the plan, we assume for all plans that the Qualified Contract is the only asset and we determine a yearly RMD amount for only this Contract ("Yearly RMD Amount").

Please refer to "Tax Considerations - Impact of Optional Death Benefit and Optional Living Benefit Riders" for more information regarding these and other tax issues that you should consider before electing to participate in an optional living benefit rider.

Tax Issues Under the Secured Returns for Life Plus Benefit

When you elect to participate in the WB Plan, we will inform you that you may withdraw annual amounts up to your Yearly RMD Amount without reducing your guaranteed withdrawal benefit. To assist you in complying with the RMD requirements, each year, we will notify you in early January of your calculated Yearly RMD Amount and inform you that you may withdraw annual amounts up to your Yearly RMD Amount without reducing your guaranteed withdrawal benefit.

In the event that your Yearly RMD Amount attributable to your Contract is greater than the maximum withdrawal amount permitted each year under the WB Plan, we are currently waiving withdrawal provisions under Secured Returns for Life Plus as follows. If you withdraw all or a portion of your Qualified Contract's Yearly RMD Amount from the Contract while participating in the WB Plan, we reduce your Account Value and your RGLB amount, dollar for dollar, by the amount of the withdrawal. We will not, however, penalize you if the current Federal Tax Laws require you to withdraw from your Contract an amount greater than either your Maximum WB Amount, or your Maximum WB for Life Amount. In other words, we will not reduce your GLB Base, Lifetime Income Base, or Bonus Base, if a Yearly RMD Amount exceeds either your Maximum WB Amount or your Maximum WB for Life Amount, provided that

●
you withdraw your Qualified Contract's first Yearly RMD Amount in the calendar year you attain age 70½ rather than postponing the withdrawal of that Amount until the first quarter of the next calendar year, and

●	you do not make any withdrawal from your Qualified Contract that would result in you receiving, in any Contract Year, more than one calendar year's Yearly RMD Amount.

If there is any change to the current Code or IRS rules governing the timing or determination of RMD amounts (including, but not limited to, amendments to the current IRS regulations or the issuance of IRS guidance), then we reserve the right to reduce GLB Base, Lifetime Income Base, Bonus Base, or all of these amounts, per the terms of the rider regarding excess withdrawals, when a Yearly RMD Amount withdrawn from your Contract exceeds either your Maximum WB Amount or your Maximum WB for Life Amount.

If you withdraw all or a portion of your Qualified Contract's Yearly RMD Amount from the Contract while participating in the AB Plan, we reduce your Account Value by the amount of the withdrawal and your GLB amount, Bonus Base and any accrued bonus amounts proportionally (see "Withdrawals Under the Optional Living Benefit Rider").

Tax Issues Under the Income ON Demand Benefit

When you elect to participate in the Income ON Demand Benefit, you may withdraw annual amounts up to the Yearly RMD Amount without affecting your Income ON Demand Benefit, subject to the conditions stated below. In the event that your Yearly RMD Amount attributable to your Contract is greater than your Stored Income Balance, we are currently waiving the withdrawal provisions under the Income ON Demand Benefit as follows. If you withdraw all or a portion of your Qualified Contract's Yearly RMD Amount from the Contract while participating in the Income ON Demand Benefit, we reduce your Account Value and your Stored Income Balance, dollar for dollar, by the amount of the withdrawal to a value not less than zero. We will not, however, penalize you if the current Federal Tax Laws require you to withdraw from your Contract an amount greater than your Stored Income Balance. In other words, if a Yearly RMD Amount exceeds your Stored Income Balance, we will reduce your Stored Income Balance, but we will not reduce your Income Benefit Base, provided that:

●
you withdraw your Qualified Contract's first Yearly RMD Amount in the calendar year you attain age 70½ rather than postponing the withdrawal of that Amount until the first quarter of the next calendar year, and

●	you do not make any withdrawal from your Qualified Contract that would result in you receiving, in any Contract Year, more than one calendar year's Yearly RMD Amount.

If there is any change to the current Code or IRS rules governing the timing or determination of RMD Amounts (including, but not limited to, amendments to the current IRS regulations or the issuance of IRS guidance), we reserve the right, in our sole discretion, to reduce your Stored Income Balance and your Income Benefit Base, or both of these amounts, per the terms of the Income ON Demand Rider regarding excess withdrawals (see "Withdrawals Under the Income ON Demand Benefit"), when a Yearly RMD Amount withdrawn from your Contract exceeds your Stored Income Balance.

Tax Issues Under the Retirement Asset Protector Rider

If you withdraw all or a portion of your retirement plan's yearly RMD amount from the your Qualified Contract while participating in the Retirement Asset Protector Rider, we reduce your Account Value by the amount of the withdrawal and your Retirement Asset Protector Benefit Base proportionally (see "Withdrawals Under the Retirement Asset Protector Rider").

DEATH BENEFIT

If the Owner dies during the Accumulation Phase, we may pay a death benefit to the designated Beneficiary(ies), using the payment method elected (a single cash payment or one of our Annuity Options). If the Beneficiary is not living on the date of death of the Owner, we may pay the death benefit to the surviving Owner, if any, or, if there is no Owner, in one sum to your estate. We do not pay a death benefit if the Owner dies during the Income Phase. However, the Beneficiary will receive any annuity payments provided under an Annuity Option that is in effect. If the Contract names more than one Owner, we will pay the death benefit upon the first death of such Owner.

Amount of Death Benefit

To calculate the amount of the death benefit, we use a "Death Benefit Date." The Death Benefit Date is the date we receive Due Proof of Death of the Owner in an acceptable form, if you have elected a death benefit payment method before the death of the Owner and it remains in effect. Otherwise, the Death Benefit Date is the later of the date we receive Due Proof of Death or the date we receive the Beneficiary's election of either payment method or, if the Beneficiary is your spouse, Contract continuation. If we do not receive the Beneficiary's election within 60 days after we receive Due Proof of Death, we reserve the right to provide a lump sum to your Beneficiary.

The amount of the death benefit is determined as of the Death Benefit Date.

The Basic Death Benefit

In general the death benefit will be the greater of the following amounts:

(1)	your Account Value for the Valuation Period during which the Death Benefit Date occurs;

(2)	the amount we would pay if you had surrendered your entire Account on the Death Benefit Date; and

(3)
your total Adjusted Purchase Payments (Purchase Payments x (Account Value after withdrawal divided by Account Value before withdrawal) as of the Death Benefit Date. See "Calculating the Death Benefit." Because of the way that Adjusted Purchase Payments are computed, a withdrawal may cause the basic death benefit to decrease by more than the amount of the withdrawal.

For examples of how to calculate this basic death benefit, see Appendix C.

If you were 86 or older on your Open Date, the death benefit is equal to amount (2) above. Because this amount will reflect any applicable withdrawal charges and Market Value Adjustment, it may be less than your Account Value.

Optional Death Benefit Rider

You may enhance the "basic death benefit" by electing an optional death benefit rider known as the Maximum Anniversary Account Value Rider ("MAV"). You must make your election on or before the Issue Date. You will pay a charge for the optional death benefit rider. (For a description of the charge, see "Charges for Optional Benefit Riders.") The rider is available only if you are younger than 80 on the Open Date. The optional death benefit election may not be changed after the Contract's Issue Date. The death benefit under the optional death benefit rider will be adjusted for all partial withdrawals as described in the Prospectus under the heading "Calculating the Death Benefit."

Under the MAV, the death benefit will be the greater of:

●	the amount payable under the basic death benefit (above), or

●
your Highest Account Value on any Contract Anniversary before Owner's 81st birthday, adjusted for any subsequent Purchase Payments and partial withdrawals made between that Contract Anniversary and the Death Benefit Date.

In determining the Highest Account Value, on the second and each subsequent Contract Anniversary, the current Account Value is compared to the previous Highest Account Value, adjusted for any Purchase Payments and partial withdrawals made during the Contract Year ending on that Contract Anniversary. If the current Account Value exceeds the adjusted Highest Account Value, the current Account Value will become the new Highest Anniversary Account Value.

If your Contract is a Qualified Contract, required minimum distributions under the Internal Revenue Code may affect the value of this optional Benefit to you. Please refer to "Impact of Optional Death Benefit and Optional Living Benefit Riders" under "TAX CONSIDERATIONS" for more information regarding tax issues that you should consider before electing this optional Benefit.

Spousal Continuance

If you are the Owner and your spouse is the sole Beneficiary, upon your death your spouse may elect to continue the Contract as the Owner, rather than receive the death benefit amount. In that case, we will not pay a death benefit, but the Contract's Account Value will be equal to your Contract's death benefit amount, as defined under the "Basic Death Benefit" or any optional death benefit rider you have selected. All Contract provisions, including any optional death benefit riders you have selected (subject to the optional death benefit rider age restriction), will continue as if your surviving spouse had purchased the Contract on the Death Benefit Date with a deposit equal to the death benefit amount. For purposes of calculating death benefits and expenses from that date forward, your surviving spouse's age on the original effective date of the Contract will be used. Upon surrender or annuitization, this step-up to the spouse will not be treated as premium, but will be treated as income.

Calculating the Death Benefit

In calculating the death benefit amount payable under option (3) of the "Basic Death Benefit" or under the optional death benefit rider, any partial withdrawals will reduce the death benefit amount to an amount equal to the death benefit amount immediately before the withdrawal multiplied by the ratio of the Account Value immediately after the withdrawal to the Account Value immediately before the withdrawal. Because of the way these adjustments are computed, a withdrawal may cause the basic death benefit to decrease by more than the amount of the withdrawal.

If the death benefit is the amount payable under options (2) or (3) of the "Basic Death Benefit" or under the optional death benefit rider, your Account Value may be increased by the excess, if any, of that amount over option (1) of the "Basic Death Benefit." Any such increase will be allocated to the Sub-Accounts in proportion to your Account Value in those Sub-Accounts on the Death Benefit Date. Such increase will be made only if the Beneficiary elects to annuitize, elects to defer annuitization, or elects to continue the Contract. Also, any portion of this new Account Value attributed to the Fixed Account will be transferred to the Money Market Sub-Account (without the application of a Market Value Adjustment). If your spouse, as the named Beneficiary, elects to continue the Contract after your death, your spouse may transfer any such Fixed Account portion back to the Fixed Account and begin a new Guarantee Period.

Method of Paying Death Benefit

The death benefit may be paid in a single cash payment or as an annuity (either fixed, variable or a combination), under one or more of our Annuity Options. We describe the Annuity Options in this Prospectus under "The Income Phase -- Annuity Provisions."

During the Accumulation Phase, you may elect the method of payment for the death benefit. These elections are made by sending us at our Annuity Address a completed election form, which we will provide. If no such election is in effect on the date of your death, the Beneficiary may elect either a single cash payment or an annuity. If the Beneficiary is your spouse, the Beneficiary may elect to continue the Contract. This election is made by sending us a letter of instruction. If we do not receive the Beneficiary's election within 60 days after we receive Due Proof of Death, the Beneficiary shall be deemed to have elected to defer receipt of payment under any death benefit option until a written election is submitted to the Company or a distribution is required by law.

If we pay the death benefit in the form of an Annuity Option, the Beneficiary becomes the Annuitant/Payee under the terms of that Annuity Option.

Non-Qualified Contracts

If your Contract is a Non-Qualified Contract, special distribution rules apply to the payment of the death benefit. The amount of the death benefit must be distributed either (1) as a lump sum within 5 years after your death, or (2) if in the form of an annuity, over a period not greater than the life or expected life of the "designated beneficiary" within the meaning of Section 72(s) of the Internal Revenue Code, with payments beginning no later than one year after your death.

The person you have named as Beneficiary under your Contract, if any, will be the "designated beneficiary." If the named Beneficiary is not living and no contingent beneficiary has been named, the surviving Owner, if any, or the estate of the deceased Owner automatically becomes the designated beneficiary.

If the designated beneficiary is your surviving spouse, your spouse may continue the Contract in his or her own name as Owner. To make this election, your spouse must give us written notification within 60 days after we receive Due Proof of Death. The special distribution rules will then apply on the death of your spouse. To understand what happens when your spouse continues the Contract, see "Spousal Continuance."

During the Income Phase, if the Annuitant dies, the remaining value of the Annuity Option in place must be distributed at least as rapidly as the method of distribution under that option.

If the Owner is not a natural person, these distribution rules apply upon the death or removal of any Annuitant.

Payments made in contravention of these special rules would adversely affect the treatment of the Contracts as annuity contracts under the Internal Revenue Code. Neither you nor the Beneficiary may exercise rights that would have that effect.

Selection and Change of Beneficiary

You select your Beneficiary in your Application. You may change your Beneficiary at any time by sending us written notice on our required form, unless you previously made an irrevocable Beneficiary designation. A new Beneficiary designation is not effective until we record the change.

Payment of Death Benefit

Payment of the death benefit in cash will be made within 7 days of the Death Benefit Date, except if we are permitted to defer payment in accordance with the Investment Company Act of 1940. If an Annuity Option is elected, the Annuity Commencement Date will be the first day of the second calendar month following the Death Benefit Date, and your Account will remain in effect until the Annuity Commencement Date.

THE INCOME PHASE -- ANNUITY PROVISIONS

During the Income Phase, we make regular monthly annuity payments to the Annuitant.

The Income Phase of your Contract begins with the Annuity Commencement Date. On that date, we apply your Account Value, adjusted as described below, under the Annuity Option(s) you have selected, and we make the first annuity payment.

Once the Income Phase begins, no lump sum settlement option or cash withdrawals are permitted, except pursuant to Annuity Option D, Monthly Payments for a Specified Period Certain, as described under "Annuity Options," and you cannot change the Annuity Option selected. (Also, a Beneficiary receiving payments after the Annuitant's death under Option B, Life Annuity with 60, 120, 180 or 240 Monthly Payments Certain, may elect to receive the discounted value of the remaining payments in a single sum, as discussed under "Annuity Options.") You may request a full withdrawal before the Annuity Commencement Date, which will be subject to all charges applicable on withdrawals. (See "Withdrawals, Withdrawal Charge and Market Value Adjustment.")

Selection of Annuitant(s)

You select the Annuitant in your Application. The Annuitant is the person who receives annuity payments during the Income Phase and on whose life these payments are based. In your Contract, the Annuity Options refer to the Annuitant as the "Payee." If you name someone other than yourself as Annuitant and the Annuitant dies before the Income Phase, you become the Annuitant.

When an Annuity Option has been selected as the method of paying the death benefit, the Beneficiary is the Payee of the annuity payments.

Selection of the Annuity Commencement Date

You select the Annuity Commencement Date in your Application. The following restrictions apply to the date you may select:

●	The earliest possible Annuity Commencement Date is the first day of the second month following your Issue Date.

●
The latest possible Annuity Commencement Date ("maximum Annuity Commencement Date") is the first day of the month following the Annuitant's 90th birthday. If there is a Co-Annuitant, the Annuity Commencement Date applies to the younger of the Annuitant and Co-Annuitant.

●	The Annuity Commencement Date must always be the first day of a calendar month.

You may change the Annuity Commencement Date by sending us written notice, in a form acceptable to us, with the following additional limitations:

●	We must receive your notice in good order at least 30 days before the current Annuity Commencement Date.

●	The new Annuity Commencement Date must be at least 30 days after we receive the notice.

There may be other restrictions on your selection of the Annuity Commencement Date imposed by your retirement plan or applicable law. In most situations, current law requires that for a Qualified Contract, certain minimum distributions must commence no later than April 1 following the year the Annuitant reaches age 70½ (or, for Qualified Contracts other than IRAs, no later than April 1 following the year the Annuitant retires, if later than the year the Annuitant reaches age 70½).

Annuity Options

We offer the following Annuity Options for payments during the Income Phase. Each Annuity Option may be selected for a Variable Annuity, a Fixed Annuity, or a combination of both. We may also agree to other settlement options, at our discretion.

     Annuity Option A - Life Annuity

We provide monthly payments during the lifetime of the Annuitant. Annuity payments stop when the Annuitant dies. There is no provision for continuation of any payments to a Beneficiary.

     Annuity Option B - Life Annuity with 60, 120, 180 or 240 Monthly Payments Certain

We make monthly payments during the lifetime of the Annuitant. In addition, we guarantee that the Beneficiary will receive monthly payments for the remainder of the period certain, if the Annuitant dies during that period. The election of a longer period results in smaller monthly payments. If no Beneficiary is designated, we pay the discounted value of the remaining payments in one sum to the Annuitant's estate. The Beneficiary may also elect to receive the discounted value of the remaining payments in one sum. The discount rate for a Variable Annuity will be the assumed interest rate in effect; the discount rate for a Fixed Annuity will be based on the interest rate we used to determine the amount of each payment.

     Annuity Option C - Joint and Survivor Annuity

We make monthly payments during the lifetime of the Annuitant and another person you designate and during the lifetime of the survivor of the two. We stop making payments when the last survivor dies. There is no provision for continuance of any payments to a Beneficiary.

     Annuity Option D - Monthly Payments for a Specified Period Certain

We make monthly payments for a specified period of time from 5 to 30 years, as you elect. The longer period you elect, the smaller your monthly payments will be. If payments under this option are paid on a variable annuity basis, the Annuitant may elect to receive, in one sum, at any time, some or all of the discounted value of the remaining payments, less any applicable withdrawal charge; the discount rate for this purpose will be the assumed interest rate in effect. If the Annuitant dies during the period selected, the remaining income payments are made as described above for payments to a Beneficiary under Annuity Option B. The election of this Annuity Option may result in the imposition of a penalty tax. The 5, 6, 7, 8, and 9-year period certain options are not available if your Contract has been issued within the past 7 years unless (a) you or your Beneficiary are selecting this Annuity Option to be used as the method of payment for the death benefit and (b) your Beneficiary's life expectancy on the date of the first payment exceeds the selected period.

Selection of Annuity Option

You select one or more of the Annuity Options, which you may change from time to time during the Accumulation Phase, as long as we receive your selection or change in writing at least 30 days before the Annuity Commencement Date. If we have not received your written selection on the 30th day before the Annuity Commencement Date, you will receive Annuity Option B, for a life annuity with 120 monthly payments certain.

You may specify the proportion of your Adjusted Account Value you wish to provide a Variable Annuity or a Fixed Annuity. Under a Variable Annuity, the dollar amount of payments will vary, while under a Fixed Annuity, the dollar amount of payments will remain the same. If you do not specify a Variable Annuity or a Fixed Annuity, your Adjusted Account Value will be divided between Variable Annuities and Fixed Annuities in the same proportions as your Account Value was divided between the Variable and Fixed Accounts on the Annuity Commencement Date. You may allocate your Adjusted Account Value applied to a Variable Annuity among the Sub-Accounts, or we will use your existing allocations.

There may be additional limitations on the options you may elect under your particular retirement plan or applicable law.

Remember that the Annuity Options may not be changed once annuity payments begin.

Amount of Annuity Payments

     Adjusted Account Value

The Adjusted Account Value is the amount we apply to provide a Variable Annuity and/or a Fixed Annuity. We calculate Adjusted Account Value by taking your Account Value on the Business Day just before the Annuity Commencement Date and making the following adjustments:

●	We deduct a proportional amount of the Account Fee, based on the fraction of the current Contract Year that has elapsed.

●	If applicable, we apply the Market Value Adjustment to your Account Value in the Fixed Account, which may result in a deduction, an addition, or no change.

●	We deduct any applicable premium tax or similar tax if not previously deducted.

     Variable Annuity Payments

On the Annuity Commencement Date, we will exchange your Account's Variable Annuity Units for annuitization units which have annual insurance charges of 1.60% of your average daily net assets, regardless of your age on the Issue Date. Variable Annuity payments may vary each month. We determine the dollar amount of the first payment using the portion of your Adjusted Account Value applied to a Variable Annuity and the Annuity Payment Rates in your Contract, which are based on an assumed interest rate of 3% per year, compounded annually. See "Annuity Payment Rates."

To calculate the remaining payments, we convert the amount of the first payment into Annuity Units for each Sub-Account; we determine the number of those Annuity Units by dividing the portion of the first payment attributable to the Sub-Account by the Annuity Unit Value of that Sub-Account for the Valuation Period ending just before the Annuity Commencement Date. This number of Annuity Units for each Sub-Account will remain constant (unless the Annuitant requests an exchange of Annuity Units). However, the dollar amount of the next Variable Annuity payment -- which is the sum of the number of Annuity Units for each Sub-Account times its Annuity Unit Value for the Valuation Period ending just before the date of the payment -- will increase, decrease, or remain the same, depending on the net investment return of the Sub-Accounts.

If the net investment return of the Sub-Accounts selected is the same as the assumed interest rate of 3%, compounded annually, the payments will remain level. If the net investment return exceeds the assumed interest rate, payments will increase and, conversely, if it is less than the assumed interest rate, payments will decrease.

Please refer to the Statement of Additional Information for more information about calculating Variable Annuity Units and Variable Annuity payments, including examples of these calculations.

     Fixed Annuity Payments

Fixed Annuity payments are the same each month. We determine the dollar amount of each Fixed Annuity payment using the fixed portion of your Adjusted Account Value and the applicable Annuity Payment Rates. These will be either (1) the rates in your Contract, or (2) new rates we have published and are using on the Annuity Commencement Date, if they are more favorable. See "Annuity Payment Rates."

     Minimum Payments

If your Adjusted Account Value is less than $2,000, or the first annuity payment for any Annuity Option is less than $20, we will pay the Adjusted Account Value to the Annuitant in one payment.

Exchange of Variable Annuity Units

During the Income Phase, the Annuitant may exchange Annuity Units in one Sub-Account for Annuity Units in another Sub-Account, up to 12 times each Contract Year. Any such exchanges may be subject to any restrictions or other policies that the Funds have adopted to protect the Funds from short-term trading or other practices that are potentially harmful to the Fund (the "Funds' Shareholder Trading Policies"). The applicability of the Funds' Shareholder Trading Policies is the same during the Income Phase as during the Accumulation Phase, and this is discussed in this prospectus under "Funds' Shareholder Trading Policies." For the reasons discussed there, you should review and comply with each Fund's Shareholder Trading Policies, which are disclosed in the Funds' current prospectuses.

To make an exchange, the Annuitant sends us, at our Annuity Service Address, a written request stating the number of Annuity Units in the Sub-Account he or she wishes to exchange and the new Sub-Account for which Annuity Units are requested. The number of new Annuity Units will be calculated so the dollar amount of an annuity payment on the date of the exchange would not be affected. To calculate this number, we use Annuity Unit values for the Valuation Period during which we receive the exchange request.

Before exchanging Annuity Units in one Sub-Account for those in another, the Annuitant should carefully review the relevant Fund prospectuses for the investment objectives and risk disclosure of the Funds in which the Sub-Accounts invest.

During the Income Phase, we permit only exchanges among Sub-Accounts. No exchanges to or from a Fixed Annuity are permitted.

Account Fee

During the Income Phase, we deduct the annual Account Fee of $30 in equal amounts from each Variable Annuity payment. We do not deduct the annual Account Fee from Fixed Annuity payments.

Annuity Payment Rates

The Contracts contain Annuity Payment Rates for each Annuity Option described in this Prospectus. The rates show, for each $1,000 applied, the dollar amount of: (a) the first monthly Variable Annuity payment based on the assumed interest rate specified in the applicable Contract (3% per year, compounded annually); and (b) the monthly Fixed Annuity payment, when this payment is based on the minimum guaranteed interest rate specified in the Contract.

The Annuity Payment Rates may vary according to the Annuity Option elected and the adjusted age of the Annuitant. The Contracts also describe the method of determining the adjusted age of the Annuitant. The mortality table used in determining the Annuity Payment Rates for Annuity Options A, B and C is the Annuity 2000 Table.

Annuity Options as Method of Payment for Death Benefit

You or your Beneficiary may also select one or more Annuity Options to be used in the event of the Owner's death before the Income Phase, as described under the "Death Benefit" section of this Prospectus. In that case, your Beneficiary will be the Annuitant. The Annuity Commencement Date will be the first day of the second month beginning after the Death Benefit Date.

OTHER CONTRACT PROVISIONS

Exercise of Contract Rights

A Contract belongs to the individual to whom the Contract is issued. All Contract rights and privileges can be exercised without the consent of the Beneficiary (other than an irrevocably designated Beneficiary) or any other person. Such rights and privileges may be exercised only before the Annuity Commencement Date, except as the Contract otherwise provides.

The Annuitant becomes the Payee on and after the Annuity Commencement Date. The Beneficiary becomes the Payee on the death of the Owner prior to the Annuity Commencement Date, or on the death of the Annuitant after the Annuity Commencement Date. Such Payee may thereafter exercise such rights and privileges, if any, of ownership which continue.

Change of Ownership

Ownership of a Qualified Contract may not be transferred except to: (1) the Annuitant; (2) a trustee or successor trustee of a pension or profit sharing trust which is qualified under Section 401 of the Internal Revenue Code; (3) the employer of the Annuitant, provided that the Qualified Contract after transfer is maintained under the terms of a retirement plan qualified under Section 403(a) of the Internal Revenue Code for the benefit of the Annuitant; (4) the trustee or custodian of an individual retirement account plan qualified under Section 408 of the Internal Revenue Code for the benefit of the Owner; or (5) as otherwise permitted from time to time by laws and regulations governing the retirement or deferred compensation plans for which a Qualified Contract may be issued. Subject to the foregoing, a Qualified Contract may not be sold, assigned, transferred, discounted or pledged as collateral for a loan or as security for the performance of an obligation or for any other purpose to any person other than the Company.

The Owner of a Non-Qualified Contract may change the ownership of the Contract prior to the Annuity Commencement Date A change of ownership will not be binding on us until we receive written notification. When we receive such notification, the change will be effective as of the date on which the request for change was signed by the Owner, as appropriate, but the change will be without prejudice to us on account of any payment we make or any action we take before receiving the change. If you change the Owner of a Non-Qualified Contract, you will become immediately liable for the payment of taxes on any gain realized under the Contract prior to the change of ownership, including possible liability for a 10% federal excise tax.

Change of ownership will not change the Owner named when the Contract is issued. This means that all death benefits and surrender charge waivers will continue to be based on the original Owner and not the new Owner. The amount payable on the death of the new Owner will be the Surrender Value.

Voting of Fund Shares

We will vote Fund shares held by the Sub-Accounts at meetings of shareholders of the Funds or in connection with similar solicitations, according to the voting instructions received from persons having the right to give voting instructions. During the Accumulation Phase, you will have the right to give voting instructions. During the Income Phase, the Payee (that is the Annuitant or Beneficiary entitled to receive benefits) is the person having such voting rights. We will vote any shares attributable to us and Fund shares for which no timely voting instructions are received in the same proportion as the shares for which we receive instructions from Owners and Payees, as applicable.

Neither the Variable Account nor the Company is under any duty to provide information concerning the voting instruction rights to persons who may have such rights under plans, other than rights afforded under the Investment Company Act of 1940, or any duty to inquire as to the instructions received by Owners, or others, or the authoirty of any such persons to instruct the voting of Fund shares. Except as the Variable Account or the Company has actual knowledge to the contrary, the instructions given by Owners and Payees will be valid as they affect the Variable Account, the Company and any others having voting instruction rights with respect to the Variable Account.

All Fund proxy material, together with an appropriate form to be used to give voting instructions, will be provided to each person having the right to give voting instructions at least 10 days prior to each meeting of the shareholders of the Funds. We will determine the number of Fund shares as to which each such person is entitled to give instructions as of the record date set by the Fund for such meeting, which is expected to be not more than 90 days prior to each such meeting. Prior to the Annuity Commencement Date, the number of Fund shares as to which voting instructions may be given to the Company is determined by dividing the value of all of the Variable Accumulation Units of the particular Sub-Account credited to the Owner Account by the net asset value of one Fund share as of the same date. On or after the Annuity Commencement Date, the number of Fund shares as to which such instructions may be given by a Payee is determined by dividing the reserve held by the Company in the Sub-Account with respect to the particular Payee by the net asset value of a Fund share as of the same date. After the Annuity Commencement Date, the number of Fund shares as to which a Payee is entitled to give voting instructions will generally decrease due to the decrease in the reserve.

Reports to Owners

We will send you, by regular U.S. mail, confirmation of all Purchase Payments (including any interest credited), withdrawals, (including any withdrawal charges, negative market value adjustments, and federal taxes on withdrawals), minimum distributions, death benefit payments, transfers (excluding dollar-cost averaging transfers) and living benefit credits or refunds. Such confirmations will be sent within two business days after the transaction occurs.

In addition, within 5 business days after each Account Quarter, we will send you a statement showing your current Account Value, death benefit value, and investment allocation by asset class. Each quarterly statement will detail transactions that occurred during the last Account Quarter including Purchase Payments, annuity payments, transfers (including dollar-cost averaging transfers), partial withdrawals, systematic withdrawals, minimum distributions, portfolio rebalancing, asset reallocations, interest credited on fixed accounts, step-ups credited on living benefits, and annual contract fees assessed.

We will also send you annual and semi-annual reports of the funds in which you are invested, including a list of investments held by each portfolio as of the current date of the report.

It is your obligation to review each such statement carefully and to report to us, at the address or telephone number provided on the statement, any errors or discrepancies in the information presented therein within 60 days of the date of such statement. Unless we receive notice of any such error or discrepancy from you within such period, we may not be responsible for correcting the error or discrepancy.

Substitution of Securities

Shares of any or all Funds may not always be available for investment under the Contract. We may add or delete Funds or other investment companies as variable investment options under the Contract. We may also substitute for the shares held in any Sub Account shares of another Fund or shares of another registered open-end investment company or unit investment trust, provided that the substitution has been approved, if required, by the SEC and the Superintendent of Insurance of the State of New York. In the event of any substitution pursuant to this provision, we may make appropriate endorsement to the Contract to reflect the substitution.

Change in Operation of Variable Account

At our election and subject to any necessary vote by persons having the right to give instructions with respect to the voting of Fund shares held by the Sub-Accounts, the Variable Account may be operated as a management company under the Investment Company Act of 1940 or it may be deregistered under the Investment Company Act of 1940 in the event registration is no longer required. Deregistration of the Variable Account requires an order by the SEC. In the event of any change in the operation of the Variable Account pursuant to this provision, we may make appropriate endorsement to the Contract to reflect the change and take such other action as may be necessary and appropriate to effect the change.

Splitting Units

We reserve the right to split or combine the value of Variable Accumulation Units, Annuity Units or any of them. In effecting any such change of unit values, strict equity will be preserved and no change will have a material effect on the benefits or other provisions of the Contract.

Modification

Upon notice to the Owner (or the Payee(s) during the Income Phase), we may modify the Contract if such modification: (1) is necessary to make the Contract or the Variable Account comply with any law or regulation issued by a governmental agency to which the Company or the Variable Account is subject; (2) is necessary to assure continued qualification of the Contract under the Internal Revenue Code or other federal or state laws relating to retirement annuities or annuity contracts; (3) is necessary to reflect a change in the operation of the Variable Account or the Sub-Account(s) (see "Change in Operation of Variable Account"); (4) provides additional Variable Account and/or fixed accumulation options; or (5) as may otherwise be in the best interests of Owners, or Payees, as applicable. In the event of any such modification, we may make appropriate endorsement in the Contract to reflect such modification.

Reservation of Rights

We reserve the right, to the extent permitted by law, to: (1) combine any 2 or more variable accounts or Sub-Accounts; (2) add or delete Funds, sub-series thereof or other investment companies and corresponding Sub-Accounts; (3) add or remove Guarantee Periods available at any time for election by an Owner; and (4) restrict or eliminate any of the voting rights of Owners or other persons who have voting rights as to the Variable Account. Where required by law, we will obtain approval of changes from Owners or any appropriate regulatory authority. In the event of any change pursuant to this provision, we may make appropriate endorsement to the Contract to reflect the change.

Right to Return

If you are not satisfied with your Contract, you may return it by mailing or delivering it to us at our Annuity Service Address, as shown on the cover of this Prospectus, within 10 days, or longer if required by your state, after it was delivered to you. State law may also allow you to return the Contract to your sales representative. When we receive the returned Contract, it will be cancelled and we will refund to you your Account Value. If applicable state law requires, we will return the full amount of any Purchase Payment(s) we received.

If you are establishing an Individual Retirement Annuity ("IRA"), the Internal Revenue Code requires that we give you a disclosure statement containing certain information about the Contract and applicable legal requirements. We must give you this statement on or before the date the IRA is established. If we give you the disclosure statement before the seventh day preceding the date the IRA is established, you will not have any right of revocation under the Code. If we give you the disclosure statement at a later date, then you may give us a notice of revocation at any time within 7 days after your Issue Date. Upon such revocation, we will refund your Purchase Payment(s). This right of revocation with respect to an IRA is in addition to the return privilege set forth in the preceding paragraph. We allow an Owner establishing an IRA a "ten day free-look," notwithstanding the provisions of the Internal Revenue Code.

TAX CONSIDERATIONS

This section provides general information on the federal income tax consequences of ownership of a Contract based upon our understanding of current federal tax laws. Actual federal tax consequences will vary depending on, among other things, the type of retirement plan under which your Contract is issued. Also, legislation altering the current tax treatment of annuity contracts could be enacted in the future and could apply retroactively to Contracts that were purchased before the date of enactment. We make no attempt to consider any applicable federal estate, federal gift, state, or other tax laws. We also make no guarantee regarding the federal, state, or local tax status of any Contract or any transaction involving any Contract. You should consult a qualified tax professional for advice before purchasing a Contract or executing any other transaction (such as a rollover, distribution, withdrawal or payment) involving a Contract.

     Deductibility of Purchase Payments

For federal income tax purposes, Purchase Payments made under Non-Qualified Contracts are not deductible. Under certain circumstances, Purchase Payments made under Qualified Contracts may be excludible or deductible from taxable income. Any such amounts will also be excluded from the "investment in the contract" for purposes of determining the taxable portion of any distributions from a Qualified Contract. As a general rule, regardless of whether you own a Qualified or a Non-Qualified Contract, the amount of your tax liability on earnings and distributions will depend upon the specific tax rules applicable to your Contract and your particular circumstances.

     Pre-Distribution Taxation of Contracts

Generally, an increase in the value of a Contract will not give rise to a current income tax liability to the Owner of a Contract or to any payee under the Contract until a distribution is received from the Contract. However, certain assignments or pledges of a Contract or loans under a Contract will be treated as distributions to the Owner of the Contract and will accelerate the taxability of any increases in the value of a Contract.

Also, corporate (or other non-natural person) Owners of a Non-Qualified Contract will generally incur a current tax liability on Account Value increases. There are certain exceptions to this current taxation rule, including: (i) any Contract that is an "immediate annuity", which the Internal Revenue Code (the "Code") defines as a single premium contract with an annuity commencement date within one year of the date of purchase which provides for a series of substantially equal periodic payments (to be made not less frequently than annually) during the annuity period, and (ii) any Contract that the non-natural person holds as agent for a natural person (such as where a bank or other entity holds a Contract as trustee under a trust agreement).

You should note that a qualified retirement plan generally provides tax deferral regardless of whether the plan invests in an annuity contract. For that reason, no decision to purchase a Qualified Contract should be based on the assumption that the purchase of a Qualified Contract is necessary to obtain tax deferral under a qualified plan.

     Distributions and Withdrawals from Non-Qualified Contracts

The Account Value of a Non-Qualified Contract will generally include both (i) an amount attributable to Purchase Payments, the return of which will not be taxable, and (ii) an amount attributable to investment earnings, the receipt of which will be taxable at ordinary income rates. The relative portions of any particular distribution that derive from nontaxable Purchase Payments and taxable investment earnings depend upon the nature and the timing of that distribution.

Any withdrawal of less than your entire Account Value under a Non-Qualified Contract before the Annuity Commencement Date, must be treated as a receipt of investment earnings. You may not treat such withdrawals as a non-taxable return of Purchase Payments unless you have first withdrawn the entire amount of the Account Value that is attributable to investment earnings. For purposes of determining whether an Owner has withdrawn the entire amount of the investment earnings under a Non-Qualified Contract, the Code provides that all Non-Qualified deferred annuity contracts issued by the same company to the same Owner during any one calendar year must be treated as one annuity contract. If you withdraw your entire Account Value under a Non-Qualified Contract before the Annuity Commencement Date (a "full surrender"), the taxable portion will equal the amount you receive less the "investment in the contract" (i.e., the total Purchase Payments (excluding amounts that were deductible by, or excluded from the gross income of, the Owner of a Contract), less any Purchase Payments that were amounts previously received which were not includable in income).

A Payee who receives annuity payments under a Non-Qualified Contract after the Annuity Commencement Date, will generally be able to treat a portion of each payment as a nontaxable return of Purchase Payments and to treat only the remainder of each such payment as taxable investment earnings. Until the Purchase Payments have been fully recovered in this manner, the nontaxable portion of each payment will be determined by the ratio of (i) the total amount of the Purchase Payments made under the Contract, to (ii) the Payee's expected return under the Contract. Once the Payee has received nontaxable payments in an amount equal to total Purchase Payments, no further exclusion is allowed and all future distributions will constitute fully taxable ordinary income. If payments are terminated upon the death of the Annuitant or other Payee before the Purchase Payments have been fully recovered, the unrecovered Purchase Payments may be deducted on the final return of the Annuitant or other Payee.

A penalty tax of 10% may also apply to taxable cash withdrawals, including lump-sum payments from Non-Qualified Contracts. This penalty will generally not apply to distributions made after age 59½, to distributions pursuant to the death or disability of the owner, to distributions that are a part of a series of substantially equal periodic payments made not less frequently annually for life or life expectancy, or to distributions under an immediate annuity (as defined above).

Death benefits paid upon the death of a contract owner are not life insurance benefits and will generally be includable in the income of the recipient to the extent they represent investment earnings under the contract. For this purpose, the amount of the investment in the contract is not affected by the owner's or annuitant's death, i.e., the investment in the contract must still be determined by reference to the Owner's investment in the Contract. Special mandatory distribution rules also apply after the death of the Owner when the beneficiary is not the surviving spouse of the Owner.

If death benefits are distributed in a lump sum, the taxable amount of those benefits will be determined in the same manner as upon a full surrender of the contract. If death benefits are distributed under an annuity option, the taxable amount of those benefits will be determined in the same manner as annuity payments, as described above.

Any amounts held under a Non-Qualified Contract that are assigned or pledged as collateral for a loan will also be treated as if withdrawn from the Contract. In addition, upon the transfer of a Non-Qualified Contract by gift (other than to the Owner's spouse), the Owner must treat an amount equal to the Account Value minus the total amount paid for the Contract as income.

     Distributions and Withdrawals from Qualified Contracts

In most cases, all of the distributions you receive from a Qualified Contract will constitute fully taxable ordinary income. Also, a 10% penalty tax will apply to distributions prior to age 59½, except in certain circumstances.

If you receive a distribution for a Qualified Contract used in connection with a qualified pension plan, from a tax-sheltered annuity, a governmental Code Section 457 plan or an individual retirement annuity "IRA" and roll over some or all that distribution to another eligible plan, following the rules set out in the Code and IRS regulations, the portion of such distribution that is rolled over will not be includible in your income. An eligible rollover distribution from a qualified plan, tax-sheltered annuity or governmental Section 457 plan will be subject to 20% mandatory withholding as described below. Because the amount of the cash paid to you as an eligible rollover distribution will be reduced by this withholding, you will not be able to roll over the entire account balance under your Contract, unless you use other funds equal to the tax withholding to complete the rollover. Rollovers of IRA distributions are not subject to the 20% mandatory withholding requirement.

An eligible rollover distribution from a qualified plan, governmental Section 457 plan or tax-sheltered annuity is any distribution of all or any portion of the balance to the credit of an employee, except that the term does not include:

●	a distribution which is one of a series of substantially equal periodic payments made annually under a lifetime annuity or for a specified period of ten years or more;

●	any required minimum distribution; or

●	any hardship distribution.

Only you or your surviving spouse Beneficiary may elect to roll over a distribution to an eligible retirement plan. However, a non-surviving-spouse Beneficiary may able to directly transfer a distribution to a so-called inherited IRA that will be subject to the IRS distribution rules applicable to beneficiaries.

     Withholding

In the case of an eligible rollover distribution (as defined above) from a Qualified Contract (other than from an IRA), we (or the plan administrator) must withhold and remit to the U.S. Government 20% of the distribution, unless the Owner or Payee elects to make a direct rollover of the distribution to another qualified retirement plan that is eligible to receive the rollover; however, only you or your surviving spouse Beneficiary may elect a direct rollover. In the case of a distribution from (i) a Non-Qualified Contract, (ii) an IRA, or (iii) a Qualified Contract where the distribution is not an eligible rollover distribution, we will withhold and remit to the U.S. Government a part of the taxable portion of each distribution unless, prior to the distribution, the Owner or Payee provides us his or her taxpayer identification number and instructs us (in the manner prescribed) not to withhold. The Owner or Payee may credit against his or her federal income tax liability for the year of distribution any amounts that we (or the plan administrator) withhold.

     Investment Diversification and Control

The Treasury Department has issued regulations that prescribe investment diversification requirements for the mutual fund series underlying nonqualified variable contracts. All Non-Qualified Contracts must comply with these regulations to qualify as annuities for federal income tax purposes. The owner of a Non-Qualified Contract that does not meet these guidelines will be subject to current taxation on annual increases in value of the Contract. We believe that each Fund available as an investment option under the Contract complies with these regulations.

The IRS has stated that satisfaction of the diversification requirements described above by itself does not prevent a contract owner from being treated as the owner of separate account assets under an "owner control" test. If a contract owner is treated as the owner of separate account assets for tax purposes, the contract owner would be subject to taxation on the income and gains from the separate account assets. In published revenue rulings through 1982 and then again in 2003, the IRS has stated that a variable contract owner will be considered the owner of separate account assets if the owner possesses incidents of ownership in those assets, such as the ability to exercise control over the investment of the assets. In Revenue Ruling 2003-91, the IRS considered certain variable annuity and variable life insurance contracts and concluded that the owners of the variable contracts would not be considered the owners of the contracts' underlying assets for federal income tax purposes.

Revenue Ruling 2003-91 states that the determination of whether the owner of a variable contract possesses sufficient incidents of ownership over the assets underlying the variable contract so as to be deemed the owner of those assets for federal income tax purposes will depend on all the facts and circumstances. We do not believe that the differences between the Contract and the contracts described in Revenue Ruling 2003-91 should prevent the holding in Revenue Ruling 2003-91 from applying. Nevertheless, you should consult with a qualified tax professional on the potential impact of the investor control rules of the IRS as they relate to the investment decisions and activities you may undertake with respect to the Contract. In addition, the IRS and/or the Treasury Department may issue new rulings, interpretations or regulations on this subject in the future. Accordingly, we therefore reserve the right to modify the Contracts as necessary to attempt to prevent you from being considered the owner, for tax purposes, of the underlying assets. We also reserve the right to notify you if we determine that it is no longer practicable to maintain the Contract in a manner that was designed to prevent you from being considered the owner of the assets of the Separate Account. You bear the risk that you may be treated as the owner of Separate Account assets and taxed accordingly.

     Tax Treatment of the Company and the Variable Account

As a life insurance company under the Code, we will record and report operations of the Variable Account separately from other operations. The Variable Account will not, however, constitute a regulated investment company or any other type of taxable entity distinct from our other operations. Under present law, we will not incur tax on the income of the Variable Account (consisting primarily of interest, dividends, and net capital gains) if we use this income to increase reserves under Contracts participating in the Variable Account.

     Qualified Retirement Plans

"Qualified Contracts" are Contracts used with plans that receive tax-deferral treatment pursuant to specific provisions of the Code. Annuity contracts also receive tax deferral treatment. It is not necessary that you purchase an annuity contract to receive the tax deferral treatment available through a Qualified Contract. If you purchase this annuity Contract as a Qualified Contract, you do not received additional tax deferral. Therefore, if you purchase this annuity Contract as a Qualified Contract, you should do so for reasons other than obtaining tax deferral.

You may use Qualified Contracts with several types of qualified retirement plans. Because tax consequences will vary with the type of qualified retirement plan and the plan's specific terms and conditions, we provide below only brief, general descriptions of the consequences that follow from using Qualified Contracts in connection with various types of qualified retirement plans. We stress that the rights of any person to any benefits under these plans may be subject to the terms and conditions of the plans themselves, regardless of the terms of the Qualified Contracts that you are using. These terms and conditions may include restrictions on, among other things, ownership, transferability, assignability, contributions and distributions.

In evaluating whether the Contract is suitable for purchase in connection with a tax qualified plan under Section 401(a) of the Code or a tax deferred annuity arrangement under Section 403(b) of the Code, the effect of the Purchase Payment Interest provisions on the plan's compliance with the applicable nondiscrimination requirements should be considered. Violation of the nondiscrimination rules can cause a plan to lose its tax-qualified status under the Code and could result in the full taxation of participants on all of their benefits under the plan. Violation of the nondiscrimination rules might also result in a liability for additional benefits being paid to certain plan participants. Employers intending to use the Contract in connection with such plans should consult with a qualified tax professional.

     Pension and Profit-Sharing Plans

Sections 401(a), 401(k) and 403(a) of the Code permit business employers and certain associations to establish various types of retirement plans for employees. The Code requirements are similar for qualified retirement plans of corporations and those of self-employed individuals. Self-employed persons, as a general rule, may therefore use Qualified Contracts as a funding vehicle for their retirement plans.

     Tax-Sheltered Annuities

Section 403(b) of the Code permits public school employees and employees of certain types of charitable, educational and scientific organizations specified in Section 501(c)(3) of the Code to purchase annuity contracts and, subject to certain limitations, exclude the amount of purchase payments from gross income for tax purposes. The Code imposes restrictions on cash withdrawals from Section 403(b) annuities.

If the Contracts are to receive tax deferred treatment, cash withdrawals of amounts attributable to salary reduction contributions (other than withdrawals of accumulation account value as of December 31, 1988) may be made only when the Owner attains age 59½, has a severance from employment with the employer, dies or becomes disabled (within the meaning of Section 72(m)(7) of the Code). These restrictions apply to (i) any post-1988 salary reduction contributions, (ii) any growth or interest on post-1988 salary reduction contributions, (iii) any growth or interest on pre-1989 salary reduction contributions that occurs on or after January 1, 1989, and (iv) any pre-1989 salary reduction contributions since we do not maintain records that separately account for such contributions. It is permissible, however, to withdraw post-1988 salary reduction contributions (but not the earnings attributable to such contributions) in cases of financial hardship. While the Internal Revenue Service has not issued specific rules defining financial hardship, we expect that to qualify for a hardship distribution, the Owner must have an immediate and heavy bona fide financial need and lack other resources reasonably available to satisfy the need. Hardship withdrawals (as well as certain other premature withdrawals) will be subject to a 10% tax penalty, in addition to any withdrawal charge applicable under the Contracts. Under certain circumstances the 10% tax penalty will not apply if the withdrawal is for medical expenses.

Section 403(b) annuities, like IRAs, are subject to required minimum distributions under the Code. Section 403(b) annuities are unique, however, in that any account balance accruing before January 1, 1987 (the "pre-1987 balance") needs to comply with only the minimum distribution incidental benefit (MDIB) rule and not also with the minimum distribution rules set forth in Section 401(a)(9) of the Code. This special treatment for any pre-1987 balance is, however, conditioned upon the issuer identifying the pre-1987 balance and maintaining accurate records of changes to the balance. Since we do not maintain such records, your pre-1987 balance, if any, will not be eligible for special distribution treatment.

Under the terms of a particular Section 403(b) plan, the Owner may be entitled to transfer all or a portion of the Account Value to one or more alternative funding options. Owners should consult the documents governing their plan and the person who administers the plan for information as to such investment alternatives.

     Individual Retirement Arrangements

Sections 219 and 408 of the Code permit eligible individuals to contribute to a so-called "traditional" individual retirement program, including Individual Retirement Accounts and Annuities, Simplified Employee Pension Plans, and SIMPLE Retirement Accounts. Such IRAs are subject to limitations on contribution levels, the persons who may be eligible, and on the time when distributions may commence. In addition, certain distributions from some other types of retirement plans may be placed in an IRA on a tax-deferred basis. The Internal Revenue Service imposes special information requirements with respect to IRAs and we will provide purchasers of the Contracts as Individual Retirement Annuities with any necessary information. You will have the right to revoke a Contract issued as an Individual Retirement Annuity under certain circumstances, as described in the section of this Prospectus entitled "Right to Return." If your Contract is issued in connection with an Individual Retirement Account, we have no information about the Account and you should contact the Account’s trustee or custodian.

     Roth Individual Retirement Arrangements

Section 408A of the Code permits an individual to contribute to an individual retirement program called a Roth IRA. Unlike contributions to a traditional IRA under Section 408 of the Code, contributions to a Roth IRA are not tax-deductible. Provided certain conditions are satisfied, distributions are generally tax-free. Like traditional IRAs, Roth IRAs are subject to limitations on contribution amounts and the timing of distributions. If you convert a traditional Individual Retirement Annuity Contract into a Roth IRA Contract or your Individual Retirement Account that holds a Contract is converted to a Roth Individual Retirement Account, the fair market value of the Contract is included in taxable income. Under IRS regulations and Revenue Procedure 2006-13, fair market value may exceed the Contract's account balance. Thus, you should consult with a qualified tax professional prior to any conversion.

The Internal Revenue Service imposes special information requirements with respect to Roth IRAs and we will provide the necessary information for Contracts issued as Roth Individual Retirement Annuities. If your Contract is issued in connection with a Roth Individual Retirement Account, we have no information about the Account and you should contact the Account’s trustee or custodian.

     Impact of Optional Death Benefit and Optional Living Benefit Riders

Qualified Contracts. If your Contract is a traditional IRA annuity or a 403(b) TSA annuity, it is subject to certain required minimum distribution (RMD) requirements imposed by the Internal Revenue Code and IRS regulations. Under the RMD rules, distributions must begin no later than April 1 of the calendar year following the year in which you attain age 70½ or, for non-IRAs, the date of retirement instead of age 70½ if it is later. The RMD amount for a distribution calendar year is generally calculated by dividing the Contract's value as of 12/31 of the prior calendar year by the applicable distribution factor set forth in a Uniform Lifetime Table in the IRS regulations. For Contracts issued in connection with traditional Individual Retirement Accounts, you should contact the Account’s trustee or custodian about RMD requirements since we only provide the trustee or custodian with the Contract’s value (including any actuarial present value of additional benefits discussed below) so that it can be used in the Account’s RMD calculations.

Effective with the 2006 distribution calendar year, the actuarial present value as of 12/31 of any additional benefits that are provided under your Contract (such as optional death and living benefits) will be added to the Contract’s Account Value as of 12/31 in order to calculate the RMD amount. There are two exceptions to the requirement that the actuarial present value of an additional benefit must be added to the Account Value for RMD calculation purposes. First, if the only additional benefit provided under a Contract is a return of premium death benefit (i.e., a benefit under which the final payment does not exceed the amount of purchase payments made less prior distributions), then the additional benefit is disregarded and the RMD calculation uses only the 12/31 Account Value. Second, if (1) the Contract provides only for additional benefits that are each reduced on a proportional basis in the event of distributions, with or without a return of premium death benefit that is not reduced in amount proportionately in the event of distributions and (2) the actuarial present value of all the Contract’s additional benefits is no more than 20% of the 12/31 Account Value, then the additional benefits are disregarded and the RMD calculation uses only the 12/31 Account Value. When we notify you of the RMD amount for a distribution calendar year, we will inform you if the calculation included the actuarial present value of additional benefits. Because of the above requirements, your initial or renewal election of an optional rider could cause your RMD amount to be higher than it would be without such an election. Prior to electing to participate in (or, if applicable, prior to renewing your participation in) any optional rider, you should consult with a qualified tax professional as to the possible effect of that rider on your yearly RMD amounts.

You may take an RMD amount calculated for a particular IRA annuity from that annuity or from another IRA account or IRA annuity of yours. Similarly, you may take an RMD amount calculated for a particular TSA annuity from that annuity or from another TSA account or TSA annuity of yours. If your Qualified Contract is an asset of a qualified retirement plan, the qualified plan is subject to the RMD requirements and the Contract, as an asset of the qualified plan may need to be used as a source of funds for the RMDs.

If you are subject to the RMD requirements while you are enrolled in the AB Plan under any optional living benefit rider, any RMD amount that you take from the Contract will reduce the amount of the benefit under the AB Plan. This reduction could significantly reduce the value of the optional living benefit to you.

If you are subject to the RMD requirements while you are enrolled in the WB Plan under any optional living benefit rider, and any RMD amount that you take from the Contract ever exceeds the maximum amount that you may withdraw under the terms of the WB Plan, the additional withdrawal amount will reduce the amount of the benefit available under the WB Plan. This reduction could significantly reduce the value of the optional living benefit to you.

Participants in 403(b) plans who are under age 59½, are subject to withdrawal restrictions under the Internal Revenue Code that may prevent them from being able to make any withdrawals under the WB Plan while they remain under age 59½.

Prior to electing to participate in (or, if applicable, prior to renewing your participation in) any optional living benefit rider, you should consult with a qualified tax professional as to the possible effect of RMD distributions on the benefits that might otherwise be available under any optional living benefit.

If your Contract is a traditional Individual Retirement Annuity or is held by your traditional Individual Retirement Account and you might convert in the future to a Roth IRA (see "Roth Individual Retirement Arrangements"), then your initial or renewal election of an optional rider could cause your taxable income upon conversion to be higher than it would be without such an election. Prior to electing to participate in (or, if applicable, prior to renewing your participation in) any optional living benefit or death benefit, you should consult with a qualified tax professional as to the possible effect of that benefit on conversion taxable income.

Non-Qualified Contracts. We are required to make a determination as to the taxability of any withdrawal you make in order to be able to annually report to the IRS and you information about your withdrawal. Under the Internal Revenue Code, any withdrawal from a Non-Qualified Contract is taxable to the extent the annuity’s cash value (determined without regard to surrender charges) exceeds the investment in the contract. There is no definition of "cash value" in the Code and, for tax reporting purposes, we are currently treating it as the Account Value of the Contract. However, there can be no assurance that the IRS will agree that this is the correct cash value. The IRS could, for example, determine that the cash value is the Account Value plus an additional amount representing the value of an optional rider. If this were to occur, election of an optional rider could cause any withdrawal, including a withdrawal under the WB Plan of any optional living benefit rider, to have a higher proportion of the withdrawal derived from taxable investment earnings. Prior to electing to participate in an optional rider (or, if applicable, prior to renewing your participation in the optional living benefit rider), you should consult with a qualified tax professional as to the meaning of "cash value."

ADMINISTRATION OF THE CONTRACT

We perform certain administrative functions relating to the Contract, Owner Accounts, and the Variable Account. These functions include, but are not limited to, maintaining the books and records of the Variable Account and the Sub-Accounts; maintaining records of the name, address, taxpayer identification number, Contract number, Owner Account number and type, the status of each Owner Account and other pertinent information necessary to the administration and operation of the Contract; processing Applications, Purchase Payments, transfers and full and partial withdrawals; issuing Contracts administering annuity payments; furnishing accounting and valuation services; reconciling and depositing cash receipts; providing confirmations; providing toll-free customer service lines; and furnishing telephonic transfer services.

DISTRIBUTION OF THE CONTRACT

We offer the Contract on a continuous basis. Contracts are sold by licensed insurance agents ("the Selling Agents") in those states where the Contract may be lawfully sold. Such Selling Agents will be registered representatives of affiliated and unaffiliated broker-dealer firms ("the Selling Broker-Dealers") registered under the Securities Exchange Act of 1934 who are members of the National Association of Securities Dealers, Inc. and who have entered into selling agreements with the Company and the general distributor, Clarendon Insurance Agency, Inc. ("Clarendon"), One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481. Clarendon is a wholly-owned subsidiary of the Company, is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers, Inc.

The Company (or its affiliates, for purposes of this section only, collectively, "the Company"), pays the Selling Broker-Dealers compensation for the promotion and sale of the Contract. The Selling Agents who solicit sales of the Contract typically receive a portion of the compensation paid by the Company to the Selling Broker-Dealers in the form of commissions or other compensation, depending on the agreement between the Selling Broker-Dealer and their Selling Agent. This compensation is not paid directly by the Contract Owner or the separate account. The Company intends to recoup this compensation through fees and charges imposed under the Contract, and from profits on payments received by the Company for providing administrative, marketing, and other support and services to the Funds.

The amount and timing of commissions the Company may pay to Selling Broker-Dealers may vary depending on the selling agreement but is not expected to be more than 8.00% of Purchase Payments, and 1.25% annually of the Participant’s Account Value. The Company may pay or allow other promotional incentives or payments in the form of cash or other compensation to the extent permitted by NASD rules and other applicable laws and regulations.

The Company also pays compensation to wholesaling broker-dealers or other firms or intermediaries, including payments to affiliates of the Company, in return for wholesaling services such as providing marketing and sales support, product training and administrative services to the Selling Agents of the Selling Broker-Dealers. These allowances may be based on a percentage of Purchase Payments and/or a percentage of Contract Value and/or may be a fixed dollar amount.

In addition to the compensation described above, the Company may make additional cash payments, in certain circumstances referred to as "override" compensations, or reimbursements to Selling Broker-Dealers in recognition of their marketing and distribution, transaction processing and/or administrative services support. These payments are not offered to all Selling Broker-Dealers, and the terms of any particular agreement governing the payments may vary among Selling Broker-Dealers depending on, among other things, the level and type of marketing and distribution support provided. Marketing and distribution support services may include, among other services, placement of the Company’s products on the Selling Broker-Dealers’ preferred or recommended list, access to the Selling Broker-Dealers’ registered representatives for purposes of promoting sales of the Company’s products, assistance in training and education of the Selling Agents, and opportunities for the Company to participate in sales conferences and educational seminars. The payments or reimbursements may be calculated as a percentage of the particular Selling Broker-Dealer’s actual or expected aggregate sales of our variable contracts (including the Contract) or assets held within those contracts (in most cases not to exceed 0.25% of aggregate sales and 0.10% of assets attributable to the Selling-Broker-Dealer, and/or may be a fixed dollar amount. Broker-dealers receiving these additional payments may pass on some or all of the payments to the Selling Agent.

In addition to selling our variable contracts (including the Contract), some Selling Broker-Dealers or their affiliates may have other business relationships with the Company. Those other business relationships may include, for example, reinsurance agreements pursuant to which an affiliate of the Selling Broker-Dealer provides reinsurance to the Company relative to some or all of the Policies or other variable policies issued by the Company or its affiliates. The potential profits for a Selling Broker-Dealer or its affiliate associated with such reinsurance arrangements could indirectly provide incentives to the Selling Broker-Dealer and its Selling Agents to recommend products for which they provide reinsurance over similar products which do not result in potential reinsurance profits to the Selling Broker-Dealer or its affiliate. The operation of an individual contract is not impacted by whether the policy is subject to a reinsurance arrangement between the Company and an affiliate of the Selling Broker-Dealer.

You should ask your Selling Agent for further information about what commissions or other compensation he or she, or the Selling Broker-Dealer for which he or she works, may receive in connection with your purchase of a Contract.

Commissions may be waived or reduced in connection with certain transactions described in this Prospectus under the heading "Waivers; Reduced Charges; Credits; Special Guaranteed Interest Rates." During 2004, 2005, and 2006, approximately $0, $64,672, and $94,354, respectively, in commissions were paid to but not retained Clarendon in connection with the distribution of the Contracts.

AVAILABLE INFORMATION

The Company and the Variable Account have filed with the SEC registration statements under the Securities Act of 1933 relating to the Contracts. This Prospectus does not contain all of the information contained in the registration statements and their exhibits. For further information regarding the Variable Account, the Company and the Contracts, please refer to the registration statements and their exhibits.

In addition, the Company is subject to the informational requirements of the Securities Exchange Act of 1934. We file reports and other information with the SEC to meet these requirements.

You can inspect and copy this information and our registration statements at the SEC's public reference facilities at the following locations: Washington, D.C. -- 450 Fifth Street, N.W., Room 1024, Washington, D.C. 20549; Chicago, Illinois -- 500 West Madison Street, Chicago, IL 60661. The Washington, D.C. office will also provide copies by mail for a fee. You may also find these materials on the SEC's website (http://www.sec.gov).

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

The Company's Annual Report on Form 10-K for the year ended December 31, 2006 filed with the SEC pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") is incorporated herein by reference. All documents or reports we file pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act, after the date of this prospectus and prior to the termination of the offering, shall be deemed incorporated by reference into the prospectus.

The Company will furnish, without charge, to each person to whom a copy of this Prospectus is delivered, upon the written or oral request of such person, a copy of the documents referred to above which have been incorporated by reference into this Prospectus, other than exhibits to such document (unless such exhibits are specifically incorporated by reference in this Prospectus). Requests for such document should be directed to the Secretary, Sun Life Insurance and Annuity Company of New York, One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481, telephone (800) 225-3950.

STATE REGULATION

The Company is subject to the laws of the State of New York governing life insurance companies and to regulation by the Superintendent of Insurance of New York. An annual statement is filed with the Superintendent of Insurance on or before March lst in each year relating to the operations of the Company for the preceding year and its financial condition on December 31st of such year. Its books and records are subject to review or examination by the Superintendent or his agents at any time and a full examination of its operations is conducted at periodic intervals.

The Superintendent has broad administrative powers with respect to licensing to transact business, overseeing trade practices, licensing agents, approving policy forms, establishing reserve requirements, fixing maximum interest rates on life insurance policy loans and minimum rates for accumulation of surrender values, prescribing the form and content of required financial statements and regulating the type and amounts of investments permitted.

In addition, affiliated groups of insurers, such as the Company, Sun Life (Canada) and its affiliates, are regulated under insurance holding company legislation. Under such laws, inter-company transfers of assets and dividend payments from insurance subsidiaries may be subject to prior notice or approval, depending on the size of such transfers and payments in relation to the financial positions of the companies involved. Under insurance guaranty fund laws in most states, insurers doing business therein can be assessed (up to prescribed limits) for policyholder losses incurred by insolvent companies. The amount of any future assessments of the Company under these laws cannot be reasonably estimated. However, most of these laws do provide that an assessment may be excused or deferred if it would threaten an insurer's own financial strength and many permit the deduction of all or a portion of any such assessment from any future premium or similar taxes payable.

Although the federal government generally does not directly regulate the business of insurance, federal initiatives often have an impact on the business in a variety of ways. Current and proposed federal measures which may significantly affect the insurance business include employee benefit regulation, removal of barriers preventing banks from engaging in the insurance business, tax law changes affecting the taxation of insurance companies, the tax treatment of insurance products and its impact on the relative desirability of various personal investment vehicles.

LEGAL PROCEEDINGS

There are no pending legal proceedings affecting the Variable Account. We are engaged in various kinds of routine litigation which, in management's judgment, is not of material importance to our respective total assets or material with respect to the Variable Account.

FINANCIAL STATEMENTS

The financial statements of the Company which are included in the SAI should be considered only as bearing on the ability of the Company to meet its obligations with respect to amounts allocated to the Fixed Account and with respect to the death benefit and the Company's assumption of the mortality and expense risks. They should not be considered as bearing on the investment performance of the Fund shares held in the Sub-Accounts of the Variable Account.

The financial statements of the Variable Account for the year ended December 31, 2006 are also included in the SAI.

TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION

Sun Life Insurance and Annuity Company of New York
Advertising and Sales Literature
Tax Deferred Accumulations
Calculations
Example of Variable Accumulation Unit Value Calculation
Example of Variable Annuity Unit Calculation
Example of Variable Annuity Payment Calculation
Distribution of the Contracts
Designation and Change of Beneficiary
Custodian
Independent Registered Public Accounting Firm
Financial Statements

This Prospectus sets forth information about the Contract and the Variable Account that a prospective purchaser should know before investing. Additional information about the Contract and the Variable Account has been filed with the Securities and Exchange Commission in a Statement of Additional Information dated May 1, 2007 which is incorporated herein by reference. The Statement of Additional Information is available upon request and without charge from Sun Life Insurance and Annuity Company of New York. To receive a copy, return this request form to the address shown below or telephone (800) 752-7215.

To:	Sun Life Insurance and Annuity Company of New York
P.O. Box 9133
Wellesley Hills, Massachusetts 02481

Please send me a Statement of Additional Information for
Sun Life Financial Masters® Select NY Variable and Fixed Annuity
Sun Life (N.Y.) Variable Account C.

Name        ________________________________________________

Address   _________________________________________________

                  _________________________________________________

City           ______________________   State ______   Zip ___________

Telephone _________________________________________________

APPENDIX A -
GLOSSARY

The following terms as used in this Prospectus have the indicated meanings:

ACCOUNT: An account established for each Owner to which Net Purchase Payments are credited.

ACCOUNT QUARTER: A three-month period, with the first Account Quarter beginning on your Issue Date.

ACCOUNT VALUE: The Variable Accumulation Value, if any, plus the Fixed Accumulation Value, if any, of your Account for any Valuation Period.

ACCUMULATION PHASE: The period before the Annuity Commencement Date and during the lifetime of the Annuitant (and while the Owner is still alive) during which you make Purchase Payments under the Contract. This is called the "Accumulation Period" in the Contract.

ADJUSTED PURCHASE PAYMENTS: Purchase Payments adjusted for partial withdrawals as described in "Calculating the Death Benefit."

*ANNUITANT: The person or persons to whom the first annuity payment is made. If either Annuitant dies prior to the Annuity Commencement Date, the surviving Annuitant will become the sole Annuitant.

ANNUITY COMMENCEMENT DATE: The date on which the first annuity payment under each Contract is to be made.

ANNUITY OPTION: The method you choose for making annuity payments.

ANNUITY UNIT: A unit of measure used in the calculation of the amount of the second and each subsequent Variable Annuity payment from the Variable Account.

APPLICATION: The document signed by you or other evidence acceptable to us that serves as your application for participation under a Group Contract or purchase of an Individual Contract.

*BENEFICIARY: The person or entity having the right to receive the death benefit and, for a Certificate issued under a Non-Qualified Contract, who is the "designated beneficiary" for purposes of Section 72(s) of the Code in the event of the Owner's death. Notwithstanding the foregoing, if there are Co-Owners of a Non-Qualified Contract, the surviving Co-Owner will be deemed the beneficiary under the preceding sentence and any other designated beneficiary will be treated as a contingent beneficiary.

BUSINESS DAY: Any day the New York Stock Exchange is open for trading. Also, any day on which we make a determination of the value of a Variable Accumulation Unit.

COMPANY ("WE," "US," "SUN LIFE (N.Y.)"): Sun Life Insurance and Annuity Company of New York.

CONTRACT: A Contract issued by the Company on an individual basis.

CONTRACT YEAR and CONTRACT ANNIVERSARY: Your first Contract Year is the period 365 days (366, if a leap year) from the date on which we issued your Contract. Your Contract Anniversary is the last day of a Contract Year. Each Contract Year after the first is the 365-day period that begins on your Contract Anniversary. For example, if the Issue Date is on March 12, the first Contract Year is determined from the Issue Date and ends on March 12 of the following year. Your Contract Anniversary is March 12 and all Contract Years after the first are measured from March 12. (If the Contract Anniversary Date falls on a non-Business Day, the previous Business Day will be used.)

DEATH BENEFIT DATE: If you have elected a death benefit payment option before the Owner's death that remains in effect, the date on which we receive Due Proof of Death. If your Beneficiary elects the death benefit payment option, the later of (a) the date on which we receive the Beneficiary's election and (b) the date on which we receive Due Proof of Death. If we do not receive the Beneficiary's election within 60 days after we receive Due Proof of Death, the Beneficiary shall be deemed to have elected to defer receipt of payment under any death benefit option until such time as a written election is received by the Company or a distribution is required by law.

DUE PROOF OF DEATH: An original certified copy of an official death certificate, an original certified copy of a decree of a court of competent jurisdiction as to the finding of death, or any other information or documentation required by the Company that is necessary to make payment (e.g. taxpayer identification numbers, beneficiary names and addresses, state inheritance tax waivers, etc.).

EXPIRATION DATE: The last day of a Guarantee Period.

FIXED ACCOUNT: The general account of the Company, consisting of all assets of the Company other than those allocated to a separate account of the Company.

FIXED ACCOUNT VALUE: The value of that portion of your Account allocated to the Fixed Account.

FIXED ANNUITY: An annuity with payments which do not vary as to dollar amount.

FUND: A registered management investment company, or series thereof, in which assets of a Sub-Account may be invested.

GUARANTEE AMOUNT: Each separate allocation of Account Value to a particular Guarantee Period (including interest earned thereon).

GUARANTEE PERIOD: The period for which a Guaranteed Interest Rate is credited.

GUARANTEED INTEREST RATE: The rate of interest we credit on a compound annual basis during any Guarantee Period.

INCOME PHASE: The period on and after the Annuity Commencement Date and during the lifetime of the Annuitant during which we make annuity payments under the Contract.

ISSUE DATE: The date the Contract becomes effective which is the date we apply your initial Net Purchase Payment to your Account and issue your Contract.

NET INVESTMENT FACTOR: An index applied to measure the investment performance of a Sub-Account from one Valuation Period to the next. The Net Investment Factor may be greater or less than or equal to one.

NET PURCHASE PAYMENT: The portion of a Purchase Payment which remains after the deduction of any applicable premium tax or similar tax.

NON-QUALIFIED CONTRACT: A Contract used in connection with a retirement plan that does not receive favorable federal income tax treatment under Sections 401, 403, 408, or 408A of the Internal Revenue Code. The Owner's interest in the Contract must be owned by a natural person or agent for a natural person for the Contract to receive income tax treatment as an annuity.

OPEN DATE: The date your Application is received by the Company in good order.

*OWNER: The person, persons or entity entitled to the ownership rights stated in a Contract and in whose name or names the Contract is issued. The Owner may designate a trustee or custodian of a retirement plan which meets the requirements of Section 401, Section 408(c), Section 408(k), Section 408(p) or Section 408A of the Internal Revenue Code to serve as legal owner of assets of a retirement plan, but the term "Owner," as used herein, shall refer to the organization entering into the Contract.

PAYEE: A recipient of payments under a Contract. The term includes an Annuitant or a Beneficiary who becomes entitled to benefits upon the death of the Owner, or on the Annuity Commencement Date.

PURCHASE PAYMENT (PAYMENT): An amount paid to the Company as consideration for the benefits provided by a Contract.

QUALIFIED CONTRACT: A Contract used in connection with a retirement plan which may receive favorable federal income tax treatment under Sections 401, 403, 408 or 408A of the Internal Revenue Code of 1986, as amended.

SUB-ACCOUNT: That portion of the Variable Account which invests in shares of a specific Fund.

SURRENDER VALUE: The amount payable on full surrender of your Contract.

VALUATION PERIOD: The period of time from one determination of Variable Accumulation Unit or Annuity Unit values to the next subsequent determination of these values. Value determinations are made as of the close of the New York Stock Exchange on each day that the Exchange is open for trading and on other Business Days.

VARIABLE ACCOUNT: Variable Account C of the Company, which is a separate account of the Company consisting of assets set aside by the Company, the investment performance of which is kept separate from that of the general assets of the Company.

VARIABLE ACCUMULATION UNIT: A unit of measure used in the calculation of Variable Account Value.

VARIABLE ACCOUNT VALUE: The value of that portion of your Account allocated to the Variable Account.

VARIABLE ANNUITY: An annuity with payments which vary as to dollar amount in relation to the investment performance of the Variable Account.

YOU and YOUR: The terms "you" and "your" refer to "Owner," and/or "Co-Owner" as those terms are identified in the Contract.

*You specify these items on the Application, and may change them, as we describe in this Prospectus.

APPENDIX B -
CALCULATIONS OF WITHDRAWAL CHARGES & MARKET VALUE ADJUSTMENT

Part 1: Variable Account (the Market Value Adjustment does not apply to the Variable Account)

Withdrawal Charge Calculation:

Full Withdrawal:

Assume a Purchase Payment of $40,000 is made on the Issue Date, no additional Purchase Payments are made and there are no partial withdrawals. The table below presents three examples of the withdrawal charge resulting from a full withdrawal of your Account, based on hypothetical Account Values.

						Payment
		Hypothetical		Cumulative	Free	Subject to	Withdrawal	Withdrawal
	Contract	Account	Annual	Annual	Withdrawal	Withdrawal	Charge	Charge
	Year	Value	Earnings	Earnings	Amount	Charge	Percentage	Amount

(a)	1	$41,000	$1,000	$ 1,000	$ 6,000	$35,000	7.00%	$2,450
	2	$45,100	$4,100	$ 5,100	$ 6,000	$39,100	6.00%	$2,346
	3	$49,600	$4,500	$ 9,600	$ 9,600	$40,000	5.00%	$2,000
(b)	4	$52,100	$2,500	$12,100	$12,100	$40,000	4.00%	$1,600
	5	$57,300	$5,200	$17,300	$17,300	$40,000	3.00%	$1,200
	6	$63,000	$5,700	$23,000	$23,000	$40,000	2.00%	$ 800
	7	$66,200	$3,200	$26,200	$26,200	$40,000	1.00%	$ 400
(c)	8	$72,800	$6,600	$32,800	$32,800	$ 0	0.00%	$ 0

(a)
The free withdrawal amount in any year is equal to the greater of (1) the Contract's earnings that were not previously withdrawn, and (2) 15% of any Purchase Payments made in the last 7 Contract Years ("New Payments"). In Contract Year 1, the free withdrawal amount is $6,000, which equals 15% of the Purchase Payment of $40,000. On a full withdrawal of $41,000, the amount subject to a withdrawal charge is $35,000, which equals the Account Value of $41,000 minus the free withdrawal amount of $6,000.

(b)
In Contract Year 4, the free withdrawal amount is $12,100, which equals the prior Contract's cumulative earnings to date. On a full withdrawal of $52,100, the amount subject to a withdrawal charge is $40,000.

(c)
In Contract Year 8, the free withdrawal amount is $32,800, which equals the Contract's cumulative earnings to date. On a full withdrawal of $72,800, the amount subject to a withdrawal charge is $0, since the New Payments equal $0.

Partial Withdrawal

Assume a single Purchase Payment of $40,000 is made on the Issue Date, no additional Purchase Payments are made, no partial withdrawals have been taken prior to the fourth Contract Year, and there are a series of 4 partial withdrawals made during the fourth Contract Year of $4,000, $9,000, $12,000, and $20,000.

					Remaining
	Hypothetical				Free	Amount of			Hypothetical
	Account				Withdrawal	Withdrawal			Account
	Value				Amount	Subject to	Withdrawal	Withdrawal	Value
Contract	Before		Cumulative	Amount of	After	Withdrawal	Charge	Charge	After
Year	Withdrawal	Earnings	Earnings	Withdrawal	Withdrawal	Charge	Percentage	Amount	Withdrawal
1	$41,000	$1,000	$ 1,000	$ 0	$ 6,000	$ 0	7.00%	$ 0	$41,000
2	$45,100	$4,100	$ 5,100	$ 0	$ 6,000	$ 0	6.00%	$ 0	$45,100
3	$49,600	$4,500	$ 9,600	$ 0	$ 9,600	$ 0	5.00%	$ 0	$49,600
(a)4	$50,100	$ 500	$10,100	$ 4,000	$ 6,100	$ 0	4.00%	$ 0	$46,100
(b)4	$46,900	$ 800	$10,900	$ 9,000	$ 0	$ 2,100	4.00%	$ 84	$37,900
(c)4	$38,500	$ 600	$11,500	$12,000	$ 0	$11,400	4.00%	$ 456	$26,500
(d)4	$26,900	$ 400	$11,900	$20,000	$ 0	$19,600	4.00%	$ 784	$ 6,900

(a)
In Contract Year 4, the free withdrawal amount is $10,100, which equals the Contract's cumulative earnings to date. The partial withdrawal amount of $4,000 is less than the free withdrawal amount, so there is no withdrawal charge.

(b)
Since a partial withdrawal of $4,000 was taken, the remaining free withdrawal amount in Contract Year 4 is $10,900 - $4,000 = $6,900. Therefore, $6,900 of the $9,000 withdrawal is not subject to a withdrawal charge, and $2,100 is subject to a withdrawal charge. Of the $13,000 withdrawn to date, $10,900 has been from the free withdrawal amount and $2,100 has been from deposits.

(c)
Since $10,900 of the 2 prior Contract Year 4 partial withdrawals was taken from the free withdrawal amount, the remaining free withdrawal amount in Contract Year 4 is $11,500 - $10,900 = $600. Therefore, $600 of the $12,000 withdrawal is not subject to a withdrawal charge, and $11,400 is subject to a withdrawal charge. Of the $25,000 withdrawn to date, $11,500 has been from the free withdrawal amount and $13,500 has been from deposits.

(d)
Since $11,500 of the 3 prior Contract Year 4 partial withdrawals was taken from the free withdrawal amount, the remaining free withdrawal amount in Contract Year 4 is $11,900 - $11,500 = $400. Therefore, $400 of the $20,000 withdrawal is not subject to a withdrawal charge, and $19,600 is subject to a withdrawal charge. Of the $45,000 withdrawn to date, $11,900 has been from the free withdrawal amount and $33,100 has been from deposits. Note that if the $6,900 hypothetical Account Value after withdrawal was withdrawn, it would all be from deposits and subject to a withdrawal charge. The withdrawal charge would be 4% of $6,900, which equals $276. The total Contract Year 4 withdrawal charges would then be $1,600, which is the same amount that was assessed for a full liquidation in Contract Year 4 in the example on the previous page.

Part 2 - Fixed Account - Examples of the Market Value Adjustment ("MVA")

The MVA Factor is:

[(1 + I) ÷ (1 + J + b)](N/12) - 1

These examples assume the following:

(1)	The Guarantee Amount was allocated to a 5-year Guarantee Period with a Guaranteed Interest Rate of 6% or .06.
(2)	The date of surrender is 2 years from the Expiration Date (N = 24).
(3)	The value of the Guarantee Amount on the date of surrender is $11,910.16.
(4)	The interest earned in the current Contract Year is $674.16.
(5)	No transfers or partial withdrawals affecting this Guarantee Amount have been made.
(6)	Withdrawal charges, if any, are calculated in the same manner as shown in the examples in Part 1.

Example of a Negative MVA:

Assume that on the date of surrender, the current rate (J) is 8% or .08 and the b factor is zero.

The MVA factor =	[(1 + I) ÷ (1 + J + b)](N/12) - 1
=	[(1 + .06) ÷ (1 + .08)](24/12) - 1
=	(.9812) - 1
=	.963 - 1
=	-.037

The value of the Guarantee Amount less interest credited to the Guarantee Amount in the current Contract Year is multiplied by the MVA factor to determine the MVA:

($11,910.16 - $674.16) x (-.037) = -$415.73

-$415.73 represents the MVA that will be deducted from the value of the Guarantee Amount before the deduction of any withdrawal charge.

For a partial withdrawal of $2,000 from this Guarantee Amount, the MVA would be ($2,000.00 - $674.16) x (-.037) = -$49.06. -$49.06 represents the MVA that will be deducted from the partial withdrawal amount before the deduction of any withdrawal charge.

Example of a Positive MVA:

Assume that on the date of surrender, the current rate (J) is 5% or .05 and the b factor is zero.

The MVA factor =	[(1 + I) ÷ (1 + J + b)](N/12) - 1
=	[(1 + .06) ÷ (1 + .05)](24/12) - 1
=	(1.0102) - 1
=	1.019 - 1
=	.019

The value of the Guarantee Amount less interested credit to the Guarantee Amount in the current Contract Year is multiplied by the MVA factor to determine the MVA:

($11,910.16 - $674.16) x .019 = $213.48

$213.48 represents the MVA that would be added to the value of the Guarantee Amount before the deduction of any withdrawal charge.

For a partial withdrawal of $2,000 from this Guarantee Amount, the MVA would be ($2,000.00 - $674.16) x .019 = $25.19.

$25.19 represents the MVA that would be added to the value of the partial withdrawal amount before the deduction of any withdrawal charge.

APPENDIX C -
CALCULATION OF BASIC DEATH BENEFIT

Example 1:

Assume a Purchase Payment of $60,000.00 is made on the Issue Date and an additional Purchase Payment of $40,000.00 is made one year later. Assume that death occurs in Contract Year 2, that all of the money is invested in the Sub-Accounts, that no Withdrawals have been made, and that the Account Value on the Death Benefit Date is $80,000.00. The calculation of the Death Benefit to be paid is as follows:

The Basic Death Benefit is the greatest of:
Account Value	= $ 80,000.00
Surrender Value*	= $ 76,020.00
Purchase Payments	= $100,000.00
The Basic Death Benefit would therefore be:	= $100,000.00

Example 2:

Assume a Purchase Payment of $60,000.00 is made on the Issue Date and an additional Purchase Payment of $40,000.00 is made one year later. Assume that all of the money is invested in the Sub-Accounts and that the Account Value is $80,000.00 just prior to a $20,000.00 withdrawal. The Account Value on the Death Benefit Date is $60,000.00.

The Basic Death Benefit is the greatest of:
Account Value	= $60,000.00
Surrender Value*	= $56,320.00
Adjusted Purchase Payments**	= $75,000.00
The Basic Death Benefit would therefore be:	= $75,000.00

* Surrender Value is the amount we would pay you if you surrendered your entire Account Value. For a description of how Surrender Value is calculated, see "Full Withdrawals" under the subheading "Cash Withdrawals."

**Adjusted Purchase Payments can be calculated as follows: Payments x (Account Value after withdrawal ÷ Account Value before withdrawal) = $100,000.00 x ($60,000.00 ÷ $80,000.00).

APPENDIX D -
SECURED RETURNS FOR LIFE BENEFIT

The following information applies to your Contract if you elected to participate in the Secured Returns for Life Optional Living Benefit Rider and did not replace it with the Secured Returns for Life Plus rider, which was available for such replacements for a limited period of time beginning in April 2006. (The Secured Returns for Life Plus rider is described under "Optional Living Benefit Rider: Secured Returns for Life Plus" in the prospectus to which this Appendix is attached.) The Secured Returns for Life rider is no longer available for sale on new Contracts. Since we are no longer offering this rider to new Owners, renewals of Secured Returns for Life are no longer available.

Secured Returns for Life ("Secured Returns for Life" or "Benefit") guarantees a return of your initial Purchase Payment (adjusted for subsequent Purchase Payments and withdrawals) during the accumulation period, regardless of the investment performance of the underlying funds, provided that you comply with certain requirements. The amount guaranteed can be greater than or less than your Account Value. The guaranteed amount can be paid out under a Guaranteed Minimum Accumulation Benefit ("AB") Plan, which provides for a return of your guaranteed amount on the AB Plan Maturity Date, or a Guaranteed Minimum Withdrawal Benefit ("WB") Plan, which provides for a return of your guaranteed amount through periodic withdrawals or, if you meet certain conditions, payments for life. Upon annuitization, Secured Returns for Life and any elected optional death benefit rider automatically terminate. (You should note that the benefit does not, in all cases, guarantee payments "for Life." Certain actions you take may reduce, or even exhaust, your benefit.)

We use the following definitions to describe how Secured Returns for Life works:

AB Plan Maturity Date	The date when the AB Plan matures which is on the 10th Contract Anniversary, or if you elect to "step-up" your guaranteed values under the rider, 10 years from the date of the most recent step-up.

Guaranteed Living Benefit Amount (the "GLB amount"):
The minimum amount guaranteed under the Contract while you are participating in the AB Plan. The GLB amount is initially equal to your initial Purchase Payment, which is adjusted for any subsequent Purchase Payments, step-ups, and partial withdrawals. The GLB amount is also used to set the GLB Base, Lifetime Income Base, and RGLB amount on the date you elect the WB Plan.

Guaranteed Living Benefit Base (the "GLB Base"):
A value equal to the RGLB amount on the date you elect to participate in the WB Plan. The GLB Base is adjusted later for any subsequent Purchase Payments, step-ups, and partial withdrawals. The GLB Base is used to establish the Maximum WB Amount.

Lifetime Income Base:
A value equal to the RGLB amount on the later of the date you elect to participate in the WB Plan if you are age 60 or older and the first Contract Anniversary after your 59th birthday. The Lifetime Income Base is adjusted later for any subsequent Purchase Payments, step-ups, and partial withdrawals. The Lifetime Income Base is used to establish the Maximum WB for Life Amount.

Maximum WB Amount:	The maximum guaranteed amount available for annual withdrawal until your RGLB amount has been reduced to zero. The annual Maximum WB Amount is equal to 5% of the GLB Base.

Maximum WB For Life Amount:
The maximum guaranteed amount available for annual withdrawal during your lifetime. The Maximum WB for Life Amount is equal to 4% or 5% of the current Lifetime Income Base depending upon the age of the Contract Owner on the date of the first withdrawal under the WB Plan or most recent Step-Up Date. If your Contract is co-owned, the age of the oldest co-owner will be used to determine the Maximum WB for Life Amount. (You should be aware that the Maximum WB for Life Amount is not a guaranteed amount. Certain actions you take could reduce the value of your Maximum WB for Life Amount to zero.)

Remaining Guaranteed Living Benefit (the "RGLB amount"):
If you elect the WB Plan, the minimum amount guaranteed under the Plan. The RGLB amount equals the GLB amount on the date you choose to participate in the WB Plan. This amount will be adjusted for subsequent Purchase Payments, step-ups, and partial withdrawals.

To participate in Secured Returns for Life, all of your Account Value must be invested in one or more of the "Designated Funds" during the entire term of the GMAB Maturity Date. The only Funds, dollar-cost averaging program options, and asset allocation models that currently qualify as "Designated Funds" are as follows:

Asset Allocation Models	Funds
Conservative Asset Allocation	Fidelity VIP Freedom 2010 Portfolio Service - Class 2
Conservative Moderate Asset Allocation	Fidelity VIP Freedom 2015 Portfolio Service - Class 2
Moderate Asset Allocation	Fidelity VIP Freedom 2020 Portfolio Service - Class 2
Moderate Aggressive Asset Allocation	Fidelity VIP Balanced Portfolio - Service Class 2
Sun Capital Balanced Return Model	MFS®/Sun Life Total Return - S Class
Build Your Portfolio	Oppenheimer Balanced Fund/VA - Service Shares

Dollar-Cost Averaging Program Options
6-Month DCA Guarantee Option
12-Month DCA Guarantee Option

One of the asset allocation models that qualifies as a Designated Fund is the portfolio model that applies to our "build your portfolio" program. That portfolio model and the "build your portfolio" program are described in "BUILD YOUR PORTFOLIO" in the Prospectus to which this Appendix is attached.

We reserve the right, in our sole discretion, to change the available Designated Funds on new and existing Contracts without prior notice. Any time there is a change in the Designated Funds, your Account Value will remain in the previously available Designated Funds. However, any future transfers or Purchase Payments you make may only be allocated to the Designated Funds then available.

When you elected to participate in Secured Returns for Life, you were automatically enrolled in the AB Plan. At any time, you may elect instead, to receive your benefit under the WB Plan, provided that you make the election prior to the earliest of the Contract's maximum Annuity Commencement Date (the first day of the month following the youngest Annuitant's 90th birthday), the date you annuitize, and the date your AB Plan matures. Once you elect to participate in the WB Plan, you may not change your election to the AB Plan. If you do not specifically elect the WB Plan, you will be deemed to have elected to remain in the AB Plan.

Guaranteed Minimum Accumulation Benefit ("AB") Plan

Under its terms, the AB Plan matures on the AB Plan Maturity Date. On that date, we will credit your Account Value with any excess of your GLB amount over your Account Value after adjusting for any Contract charges or credits. Any such amount will be allocated on a pro rata basis to all Designated Funds in which you are invested at that time.

Your GLB amount is equal to the sum of 100% of your initial Purchase Payment plus a specified percentage of any subsequent Purchase Payments, adjusted in amount for step-ups (described under "Step -Up") and partial withdrawals. If you make one or more subsequent Purchase Payments during the 10-year period, the period will not restart. Rather, the percentage of guaranteed return for each subsequent Purchase Payment after the second Contract Anniversary will be reduced depending upon the Contract Year in which it was made, as follows:

Contract Year in which Purchase Payment was made	Percentage added to the GLB amount
1-2	100%
3-5	85%
6-8	70%
9-10	60%

Note that the timing and amount of subsequent Purchase Payments and withdrawals may significantly affect the total Secured Returns for Life Benefit.

If your Account Value is greater than your GLB amount on the AB Plan Maturity Date, we will credit your Account Value with an amount equal to the charges you paid for Secured Returns for Life. For examples of how we calculate benefits under the AB Plan, see Examples 1 through 3 in this Appendix.

If you die while participating in the AB Plan, all benefits and charges under Secured Returns for Life will automatically terminate when we receive Due Proof of Death, unless your surviving spouse is the sole Beneficiary and elects to continue the Contract. In that case, your surviving spouse has two options under the Contract.

●
Your spouse can automatically continue in the AB Plan even though the Account Value may have been enhanced under the provisions of the death benefit. (See "Spousal Continuance" under "DEATH BENEFIT" in the Prospectus to which this Appendix is attached.) The charges under Secured Returns for Life will be assessed against the enhanced Account Value. The GLB amount, however, will not be reset.

●
Your surviving spouse can elect to switch to the WB Plan; however, such election must be made prior to the earliest of annuitization, the maximum Annuity Commencement Date, and the scheduled AB Plan Maturity Date. The same WB Plan benefits will apply, except the surviving spouse will not be entitled to receive lifetime withdrawal benefits under the original optional living benefit rider.

If the Contract is not continued by your surviving spouse following your death while participating in the AB Plan, your Beneficiary may elect any available option under the Death Benefit provisions of the Contract.

Guaranteed Minimum Withdrawal Benefit ("WB") Plan

Under the terms of the WB Plan, you are guaranteed a return of your RGLB amount, even if your Account Value becomes zero. Each Contract Year, during which the WB Plan is in effect, you can withdraw up to your Maximum WB Amount until your RGLB amount has been depleted. Once the RGLB amount is reduced to zero, your GLB Base is permanently set to zero as well. However, if you exceed your Maximum WB Amount in any one Contract Year, your RGLB and future guaranteed withdrawals will be reduced in the manner described under "Withdrawals Under Secured Returns for Life."

The WB Plan also guarantees that, if you have chosen the WB Plan and if you are age 60 or older, you can withdraw up to your Maximum WB for Life Amount every Contract Year that you are alive, even if your Account Value has been depleted. If you are younger than age 60, you may withdraw up to your Maximum WB for Life Amount every Contract Year after your first Contract Anniversary following your 59th birthday. If you exceed your Maximum WB for Life Amount in any one Contract Year, the amount of your subsequent guaranteed lifetime withdrawals will be reduced in the manner discussed under "Withdrawals Under Secured Returns for Life."

Your Maximum WB Amount is a set dollar amount equal to 5% of your GLB Base. On the day you elect to participate in the WB Plan, we set your RGLB amount to equal your GLB amount as described under Guaranteed Minimum Accumulation Benefit ("AB") Plan. Your GLB Base also is set equal to the RGLB amount on the date you elect to participate in the WB Plan. This value is used to determine your Maximum WB Amount as discussed further below.

To calculate your Maximum WB for Life Amount, we must first determine your Lifetime Income Base. The Lifetime Income Base is an amount equal to the RGLB amount on:

●	the date you elected to participate in the WB Plan if you are age 60 or older on that date, or

●	your first Contract Anniversary after your 59th birthday, if you are 59 or younger on the date you elect to participate in the WB Plan.

The Maximum WB for Life Amount will then be calculated, based upon your age on the date of the first withdrawal under the WB Plan, as follows:

Your Age on Date of First Withdrawal under WB Plan	Maximum WB for Life Amount
65 or older	5% of the Lifetime Income Base
64 or younger	4% of the Lifetime Income Base

You are not required to make any withdrawals after you have elected the WB Plan; however, each time you make a withdrawal, we determine whether the withdrawal has exceeded the Maximum WB Amount, the Maximum WB for Life Amount, or both. If you have exceeded the Maximum WB Amount or the Maximum WB for Life Amount, we determine the new maximum amount(s) for future withdrawals. In any one Contract Year, withdrawals in excess of your Maximum WB Amount or your Maximum WB for Life Amount may reduce or eliminate your future guaranteed withdrawals, possibly reducing the guaranteed minimum withdrawal benefit to an amount less than the sum of your Purchase Payments. ("See "Withdrawals Under Secured Returns for Life.")

Provided your RGLB amount and Account Value have not been reduced to zero, any Purchase Payment made after you have elected the WB Plan, and before your fourth Contract Anniversary, will increase your RGLB amount, your GLB Base, and your Lifetime Income Base each by 100% of such Purchase Payment. Therefore, your Maximum WB Amount will equal 5% of your new GLB Base. Your Maximum WB for Life Amount will equal 4% or 5% of your new Lifetime Income Base, depending upon your age on the date of your first withdrawals under the WB Plan as shown in the above chart or your most recent "Step-Up Date," described under "Step-Up."

Under the WB Plan, after your fourth Contract Anniversary, you may not make any additional Purchase Payments unless your benefit under the rider has been cancelled, terminated, or revoked. For examples of how we calculate benefits under the WB Plan, see Examples 4, 5, and 6 in this Appendix.

If you die while participating in the WB Plan, your Beneficiary may elect to exercise any of the available options under the Death Benefit provisions of the Contract or, alternatively, to receive the Maximum WB Amount on an annual basis until the RGLB amount has been reduced to zero. If your surviving spouse is the sole Beneficiary and elects to continue the Contract, your surviving spouse can automatically continue to participate in the WB Plan, but lifetime withdrawal benefits will not be available to your spouse. All other benefits under the WB Plan will continue, for your surviving spouse, even though the Account Value may have been enhanced under the provisions of the death benefit. (See "Spousal Continuance" under "DEATH BENEFIT" in the Prospectus to which this Appendix is attached.) The charges under Secured Returns for Life will be assessed against the enhanced Account Value. The RGLB amount, however, will not be reset.

Cost of the Secured Returns for Life Benefit Rider

Unlike other Contract charges, the charge for Secured Returns for Life will not be calculated as a percentage of average daily net assets as described under "Variable Accumulation Unit Value." Instead, the charge for the Benefit will be made as a specific deduction from the Account Value, taken on the last valuation day of the Account Quarter. The charge per year for Secured Returns for Life is currently equal to 0.50% of your Account Value. The quarterly charge will be determined by multiplying the Account Value at the end of the Account Quarter by 0.00125. (See Example 7 in this Appendix.) The specific amount of the quarterly charge will be reflected on your quarterly account statement.

We will continue to deduct this charge until:

●	you annuitize; or

●	under the provisions of Secured Returns for Life;

●	your benefit matures;

●	your benefit is revoked; or

●	your RGLB amount and your Lifetime Income Base are both reduced to zero under the WB Plan.

Cancellation of the Benefit (caused by a transfer out of the Designated Funds, a Purchase Payment allocation to a non-Designated Fund, or an assignment) will not terminate the charge until the 7th Contract Anniversary.

Withdrawals Under Secured Returns for Life

All withdrawals under Secured Returns for Life are subject to withdrawal charges if they are in excess of the annual free withdrawal amount. (See "Free Withdrawal Amount" under "Withdrawal Charge" in the Prospectus to which this Appendix is attached.) In addition, any withdrawals you take under Secured Returns for Life will reduce the value of your benefit under the rider. Such withdrawals affect your benefit differently depending upon whether you are participating in the AB Plan or the WB Plan. In either case, however, a withdrawal may reduce the value of the Benefit by an amount greater than the amount withdrawn.

Assume you are participating in the AB Plan. Any withdrawals you make will reduce the dollar value of your benefits under this rider proportionally to the amount withdrawn. For example, after a partial withdrawal, the new GLB amount will equal

old GLB amount	X	Account Value immediately after partial withdrawal Account Value immediately before partial withdrawal

Therefore, on your AB Maturity Date, instead of crediting your Account Value with the full amount of your benefit, we will reduce the amount we credit proportionally to the amount withdrawn.

Assume you are participating in the WB Plan and you want to receive the full amount of your guaranteed benefit over a period of years. To maximize your guaranteed benefit, you may withdraw no more than a specified amount each year. In other words, each year, you may withdraw no more than your Maximum WB Amount. Your guaranteed benefit amount (the RGLB amount) will be reduced dollar for dollar, but your Maximum WB Amount will remain unchanged. In other words, you will be able to take the same maximum amount each year until your guaranteed benefit amount is completely withdrawn.

If, however, in any one Contract Year, you withdraw more than the current Maximum WB Amount, the dollar value of your guaranteed benefits will be reduced and the amount of each future annual guaranteed withdrawal will be less. Here is how we calculate the benefit reduction. Your new RGLB amount will be the lesser of:

●	your previous RGLB amount, reduced dollar for dollar by the amount of the withdrawal, and

●	your Account Value after the withdrawal.

Your new GLB Base will be the lesser of:

●	your previous GLB Base reduced dollar for dollar by the amount of the excess withdrawal, and

●	your Account Value after the withdrawal.

Your new Maximum WB Amount will be 5% of your new reduced GLB Base. Going forward, this will be the maximum amount that you can withdraw annually without further reducing your benefit.

The Maximum WB Amount is not cumulative. If you withdraw less than the Maximum WB Amount in any one Contract Year, you cannot add that unused portion to withdrawals made in future years to increase the Maximum WB Amount.

Assume you are participating in the WB Plan and, instead, you want to receive a guaranteed annual amount for the rest of your life. To maximize your guaranteed benefit, you may withdraw no more than a specified amount each year. Under this scenario, you may withdraw no more than your Maximum WB for Life Amount. Your guaranteed benefit amount (the RGLB amount) will be reduced dollar for dollar, but your Maximum WB for Life Amount will remain unchanged. In other words, you will be able to take the same maximum amount each year as long as you are alive, subject to the other terms and conditions described herein.

If, however, in any one Contract Year, you withdraw more than the current Maximum WB for Life Amount, the dollar value of your guaranteed benefits will be reduced and the amount of each future annual guaranteed withdrawal will be less. Here is how we calculate the benefit reduction. Your new Lifetime Income Base will be the lesser of:

●	your previous Lifetime Income Base reduced dollar for dollar by the amount of the excess withdrawal, and

●	the Account Value after the withdrawal.

A new Maximum WB for Life Amount will be determined based upon your age on the date of the first withdrawal under the WB Plan (or your age on the most recent "Step-Up Date," if later) as follows:

Your Age on the later of Date of First Withdrawal under WB Plan or Most Recent Step-Up Date	New Maximum WB for Life Amount
65 or older	5% of the new Lifetime Income Base
64 or younger	4% of the new Lifetime Income Base

The Maximum WB for Life Amount is not cumulative. That is to say, the unused portion in any Contract Year cannot be applied in future years to increase the Maximum WB for Life Amount.

In general when participating in the WB Plan, you should keep the following in mind:

● A withdrawal in excess of the Maximum WB Amount or the Maximum WB for Life Amount might reduce or eliminate your Secured Returns for Life Benefits.

●
If your Account Value drops to zero and, in the same year, you withdraw more than your Maximum WB Amount or your Maximum WB for Life Amount, your benefits under Secured Returns for Life will terminate.

●
If your Account Value drops to zero but you did not, in the same year, withdraw more than your Maximum WB Amount or your Maximum WB for Life Amount, your benefits under Secured Returns for Life will continue. However, no subsequent Purchase Payment will be accepted, no death benefit or annuity benefits will be payable, and all benefits under your Contract, except the right to continue annual withdrawals under this rider, will terminate. You will have two choices:

(1)
You could choose to receive the Maximum WB for Life Amount, if any, until an Owner dies. In that case, after the death of an Owner, your beneficiary receives the Maximum WB Amount until the RGLB amount, if any, is reduced to zero.

(2) You (or your beneficiary if an Owner has died) could choose to receive the Maximum WB Amount until the RGLB amount, if any, is reduced to zero.

If you do not make a choice, we will default you to option 1.

For examples showing how withdrawals affect your benefits under the WB Plan, see Examples 10, 11, and 12 in this Appendix.

Annuitization Under the WB Plan

Under the WB Plan, if your RGLB Amount and your Account Value are greater than zero on the maximum Annuity Commencement Date, you may annuitize your Contract rather than receiving periodic payments under the WB plan. If no prior election to annuitize is on file with the Company, on the maximum Annuity Commencement Date, you may elect to:

●	annuitize your Contract;

●	surrender your Contract;

●	receive the Maximum WB Amount each year until the RGLB amount is reduced to zero; or

●	receive the Maximum WB for Life Amount each year until an Owner dies and, thereafter, allow the beneficiary to receive the Maximum WB Amount until the RGLB amount, if any, is reduced to zero.

Regardless of whether you elect to annuitize, surrender or receive payments under the WB plan, all other Contract benefits, including the Death Benefit, will terminate on the Annuity Commencement Date. If you fail to make an election, we will automatically annuitize your Contract and provide a life annuity with 120 monthly payments certain.

Cancellation and Revocation of Secured Returns for Life

Transfers among the Designated Funds are permitted as described under "Transfer Privilege." If, however, you transfer some or all of your Account Value out of the Designated Funds, Secured Returns for Life will be automatically cancelled. Likewise, if you allocate one or more subsequent Purchase Payments to an investment option other than one of the Designated Funds, Secured Returns for Life will be cancelled. An assignment of ownership of the Contract will also cancel Secured Returns for Life.

Once Secured Returns for Life has been cancelled, it cannot be reinstated. After cancellation, you will continue to pay the annual charge for Secured Returns for Life until your 7th Contract Anniversary.

Anytime after your 7th Contract Anniversary, you may revoke Secured Returns for Life. Once revoked, Secured Returns for Life may not be reinstated. After Secured Returns for Life has been revoked, all benefits and charges will end.

Step-Up

On or after your third Contract Anniversary, you may elect to increase your guaranteed amount to your then current Account Value ("step-up"). Currently, this step-up election may be made on any day after your third Contract Anniversary. (We reserve the right to require step-up elections to occur only within 30 days following the third or any subsequent Contract Anniversary.)

If you are participating in the AB Plan, on the day we receive your step-up election notice in good order (the "Step-Up Date"), we will increase your GLB amount to an amount equal to your Account Value on the Step-Up Date. If you elect to step-up, at least 3 full years from the Step-Up Date must pass before you can elect another step-up. You can only elect to step-up if:

●	your current Account Value is greater than the current GLB amount, and

●	your Account Value is $5,000,000 or less on your Step-Up Date.

If you are participating in the WB Plan on the Step-Up Date, we will step up your GLB Base, your RGLB amount, and your Lifetime Income Base to an amount equal to your Account Value on that date. If you elect to step-up, at least 3 full years from the Step-Up Date must pass before you can elect another step-up. You can only elect to step-up if:

●	your current Account Value is greater than the current GLB Base and the current Lifetime Income Base, and

●	your Account Value is $5,000,000 or less on your Step-Up Date.

For purposes of determining the above $5,000,000 limits, we reserve the right to aggregate your Account Value with the account values of all other Sun Life variable annuity contracts you own.

If you are in the AB Plan, your Step-Up Date must be at least 10 years prior to your maximum Annuity Commencement Date. If you have selected an Annuity Commencement Date that is prior to the maximum Annuity Commencement Date but is less than 10 years after your Step-Up Date, we will automatically extend your Annuity Commencement Date to equal your AB Plan Maturity Date.

Without a step-up, your benefit under the AB Plan will "mature" on the 10th Contract Anniversary (the date we credit your Account with any excess of your GLB amount over your Account Value or refund your Secured Returns for Life Rider charge, i.e. the "AB Plan Maturity Date"). If you elect to step-up your GLB amount, the term of your benefit under the AB Plan will change. After you make a step-up election, your benefit under the AB Plan will mature 10 years from the Step-Up Date, unless you elect the WB Plan any time before the AB Plan matures. (See Examples 13, 14, and 15 in this Appendix.)

Following your step-up election, the rider fee will be changed to an amount that may be higher than your current fee as set forth above. The rider fee after the step-up will be set by us, based upon current market conditions, at the time of the step-up.

If you have been receiving benefits under the WB Plan, a step-up will change your Maximum WB Amount and your Maximum WB for Life Amount. Your Step-Up Date must be a date prior to your maximum Annuity Commencement Date. After the step- up, your Maximum WB Amount will be 5% of the new GLB Base, and your Maximum WB for Life Amount will be 4% or 5% of your new Lifetime Income Base depending upon your age. If you are 65 or older on the Step-Up Date and your Maximum WB for Life Amount has been equal to 4% of your GLB Base, your Maximum WB for Life Amount will be increased to 5% of your GLB Base. Note that, if you step-up in a particular Contract Year, any withdrawals previously made in that Contract Year are applied against your new Maximum WB Amount and your new Maximum WB for Life Amount. (See Example 14 in this Appendix.)

If your benefit is under the AB Plan, at the time of step-up, you can still change to the WB Plan at a later date, subject to the applicable age restrictions described under "Guaranteed Minimum Withdrawal Benefit ("WB") Plan." (See Examples 14 and 15 in this Appendix.)

Subsequent Purchase Payments After a Step-Up

Under the WB Plan, subsequent Purchase Payments after a step-up will increase, on a dollar for dollar basis, the RGLB amount, the GLB Base, and the Lifetime Income Base. After your fourth Contract Anniversary, if you are participating in the WB Plan, subsequent Purchase Payments are not allowed.

Under the AB Plan, after your step-up election, any subsequent Purchase Payment will increase the GLB amount under your AB Plan by a specified percentage of the subsequent Purchase Payment. The percentage guaranteed depends upon the "Step-Up Year" in which the Payment was made. (A "Step-Up Year" is the 365-day period (366, if a leap year) commencing on your Step-Up Date.) The example below illustrates how we determine the percentage guaranteed after a subsequent Purchase Payment:

Assume you purchased a Contract on July 1, 2005, and elected to step-up your Contract on October 1, 2010. Under the AB Plan that you have elected, your benefit matures on October 1, 2020. For any subsequent Purchase Payments you make, your GLB amount would increase by the following percentages of such Purchase Payments:

Step-Up Year	Payments Made Between	Percentage Added to the GLB amount
1	10/02/10 - 10/01/11	100%
2	10/02/11 - 10/01/12	100%
3	10/02/12 - 10/01/13	85%
4	10/02/13 - 10/01/14	85%
5	10/02/14 - 10/01/15	85%
6	10/02/15 - 10/01/16	70%
7	10/02/16 - 10/01/17	70%
8	10/02/17 - 10/01/18	70%
9	10/02/18 - 10/01/19	60%
10	10/02/19 - 10/01/20	60%

Thus, only 70% of a subsequent Purchase Payment made on October 2, 2015, would be guaranteed whereas 85% of a subsequent Purchase Payment made on October 1, 2015, would be guaranteed. It may be disadvantageous for you to make any such Purchase Payments that increase the GLB amount by less than 100% of the payment.

Refund of Secured Returns for Life Charges Under the AB Plan

If your Contract remains in the AB Plan until the AB Plan Maturity Date, and the Account Value is greater than or equal to the GLB amount, then we will refund the charges you have paid for Secured Returns for Life ("Refund Amount") by crediting the Refund Amount to your Account Value. The Refund Amount will be allocated on a pro rata basis to the Designated Funds in which you are invested on such AB Plan Maturity Date. No refund of the Secured Returns for Life rider charges will be made if you change from the AB Plan to the WB Plan.

Certain Tax Considerations

Certain tax considerations may be important to you in connection with a living benefit rider, such as Secured Returns for Life. For a discussion of some of these considerations, please refer to "TAX ISSUES UNDER OPTIONAL LIVING BENEFIT RIDERS" and "TAX CONSIDERATIONS - Impact of Optional Death Benefit and Optional Living Benefit Riders" in the Prospectus to which this Appendix is attached.

In this connection, under "TAX ISSUES UNDER OPTIONAL LIVING BENEFIT RIDERS" you should refer to "Tax Issues Under Secured Returns for Life Plus," for a discussion of the treatment of RMD distributions under a living benefit rider. Although that discussion is phrased in terms of the Secured Returns for Life Plus rider, it also applies to the Secured Returns for Life rider.

ALL OF THE FOLLOWING EXAMPLES ARE BASED UPON THE ASSUMPTION THAT YOU PURCHASED A CONTRACT ON JANUARY 1, 2006 WITH AN INITIAL PURCHASE PAYMENT OF $100,000 AND YOU ELECTED SECURED RETURNS FOR LIFE. YOUR INITIAL GLB AMOUNT EQUALS YOUR PURCHASE PAYMENT AMOUNT OF $100,000.

EXAMPLE 1: Calculation of Benefits under AB Plan.

●	Assume that you did not elect the WB plan at any time and that your Designated Funds have had low investment performance.
●	Assume that on January 1, 2016, your Account Value is $85,000. Assume that your total rider charges to date are $4,625.
●	Because your Account Value is less than your GLB amount by $15,000 [$100,000 - $85,000], an amount equal to $15,000 will be deposited into your Contract.

EXAMPLE 2: Calculation of Benefits under AB Plan with Subsequent Purchase Payments.

●	Assume that you did not elect the WB Plan at any time and that your Designated Funds had low investment performance.
●	On June 1, 2010, you make an additional $80,000 Purchase Payment.
●
Because the subsequent Purchase Payment was made in the fifth Contract Year, we guarantee the return of 85% of that Purchase Payment, or $68,000. On June 1, 2010, your GLB amount is $168,000 [$100,000 + ($80,000 x 85%)].

●	Assume that on January 1, 2016, your Account Value is $150,000. Assume that your total rider charges to date are $6,725.
●	Because your Account Value is less than your GLB amount by $18,000 [$168,000 - $150,000], an amount equal to $18,000 will be deposited into your Contract.

EXAMPLE 3: Calculation of Benefits under AB Plan with Subsequent Purchase Payment; Refund Applies.

●	Assume that you did not elect the WB Plan at any time and that your Designated Funds had low investment performance.
●	On June 1, 2010, you make an additional $80,000 Purchase Payment.
●
Because the subsequent Purchase Payment was made in the fifth Contract Year, we guarantee the return of 85% of that Purchase Payment, or $68,000. On June 1, 2010, your GLB amount is $168,000 [$100,000 + ($80,000 x 85%)].

●	Assume that on January 1, 2016, your Account Value is $200,000. Assume that your total rider charges to date are $7,500.
●
Because your Account Value is greater than your GLB amount by $32,000 [$200,000 - $168,000], your Contract will be credited with an amount equal to the rider charges you have paid [$7,500], increasing your Account Value to $207,500.

EXAMPLE 4: Calculation of Benefits under WB Plan; Lifetime Withdrawals.

●	Assume you are age 60 at issue. Also assume that you elect the WB plan on January 1, 2006, and that you choose to systematically withdraw the Maximum WB for Life Amount annually.
●	On January 1, 2006:
●	Your GLB Base is $100,000 [the value of your GLB amount on the day you elect to participate in the WB Plan].
●	Your Maximum WB Amount is $5,000 [5% of your GLB Base].
●	Your Lifetime Income Base is $100,000 [the value of your GLB amount on the day you elect to participate in the WB Plan].
●	Your Maximum WB for Life Amount is $4,000 [4% of your Lifetime Income Base because you are age 60].
●	On December 31, 2006, after your first systematic withdrawal of $4,000:
●	Your Account Value is reduced by the amount of the withdrawal [$4,000].
●	Your GLB amount, reduced by the amount of the withdrawal, is $96,000 [$100,000-$4,000].
●	Your GLB Base is still $100,000 because you did not withdraw more than your Maximum WB Amount.
●	Your Lifetime Income Base is $100,000 because you did not withdraw more than your Maximum WB for Life Amount.
●
Assume you take only annual systematic withdrawals of $4,000 for a total of 20 years. Assume you make no subsequent Purchase Payments. Assume that, because of poor investment performance of your Designated Funds, your Account Value equals zero. On December 31, 2025:

●	Your Account Value equals zero.
●	Your GLB amount, reduced by the amount of the total withdrawal, is $20,000 [$100,000-($4,000 x 20)].
●	Your GLB Base is still $100,000 because you did not withdraw more than your Maximum WB Amount in any Contract Year.
●	Your Lifetime Income Base is still $100,000 because you did not withdraw more than your Maximum WB for Life Amount in any Contract Year.
Even though your rights under the annuity Contract terminated when the Account Value became zero, we will continue to make payments to you. At this point, however, you must choose between:

(1) withdrawing the Maximum WB for Life Amount each year until an Owner dies or
(2) withdrawing your Maximum WB Amount each year until your GLB amount is reduced to zero.

●	Assume you elect to take annual payments of your Maximum WB for Life Amount. On December 31, 2030, when your GLB amount is reduced to zero:
●	Your Account Value equals zero.
●	Your GLB amount equals zero.
●	Your GLB Base equals zero because your GLB amount equals zero.
●	Your Lifetime Income Base is still $100,000 because you did not withdraw more than your Maximum WB for Life Amount in any Contract Year.
You will continue to receive $4,000 per year as long as you are alive.
EXAMPLE 5: Calculation of Benefits under WB Plan; Early Withdrawals.

●	Assume you are age 56 at issue. Also assume that you elect the WB plan on January 1, 2006, and that you choose to systematically withdraw the Maximum WB Amount annually.
●	On January 1, 2006:
●	Your GLB Base is $100,000 [the value of your GLB amount on the day you elect to participate in the WB Plan].
●	Your Maximum WB Amount is $5,000 [5% of your GLB Base].
●	Your Lifetime Income Base is zero because you have not passed your first Contract Anniversary after your 59th birthday.
●	Your Maximum WB for Life Amount is zero [4% of your Lifetime Income Base].
●	On December 31, 2006, after your first systematic withdrawal of $5,000, your Maximum WB Amount:
●	Your Account Value is reduced by the amount of the withdrawal [$5,000].
●	Your GLB amount, reduced by the amount of the withdrawal, is $95,000 [$100,000-$5,000].
●	Your GLB Base is still $100,000 because you did not withdraw more than your Maximum WB Amount.
●	Your Lifetime Income Base is zero because you have not passed your first Contract Anniversary after your 59th birthday.
●
Assume you take only systematic withdrawals of $5,000 for a total of 3 years. Assume you make no subsequent Purchase Payments. On December 1, 2008, you celebrate your 59th birthday. On January 1, 2009:

●	Your Account Value has been reduced by the amount of the total withdrawals [$15,000].
●	Your GLB amount, reduced by the amount of the total withdrawal, is $85,000 [$100,000-($5,000 x 3)].
●	Your GLB Base is still $100,000 because you did not withdraw more than your Maximum WB Amount in any Contract Year.
●	Your Lifetime Income Base is set at $85,000 [an amount equal to the GLB amount on your first Contract Anniversary after your 59th birthday].
●	Your Maximum WB for Life Amount is $3,400 [4% of your Lifetime Income Base because you are less than 65 years old].
●
Assume you elect to take only annual systematic withdraws of no more than your Maximum WB for Life Amount [$3,400] for an additional 20 years. Assume you make no subsequent Purchase Payments, and that your Account Value reduces to zero. On December 31, 2028:

●	Your Account Value equals zero.
●	Your GLB amount, reduced by the amount of the total withdrawals, is $17,000 [85,000 - ($3,400 x 20)].
●	Your GLB Base is still $100,000 because you did not withdraw more than the Maximum WB Amount in any Contract Year.
●	Your Lifetime Income Base is still $85,000 because you did not withdraw more than the Maximum WB for Life Amount in any Contract Year.

●	Assume you elect to take annual payments of your Maximum WB for Life Amount until your GLB amount is reduced to zero in 2033.
●	Your Account Value equals zero.
●	Your GLB amount equals zero.
●	Your GLB Base equals zero because your GLB amount equals zero.
●	Your Lifetime Income Base is still $85,000 because you did not withdraw more than your Maximum WB for Life Amount.
You will continue to receive $3,400 per year as long as you are alive.

EXAMPLE 6: Calculation of Benefits under WB Plan with Subsequent Purchase Payments; Lifetime Withdrawals.

●	Assume you are age 60 at issue. Also assume that you elect the WB plan on January 1, 2006, and that you choose to systematically withdraw the Maximum WB for Life Amount annually.
●	On January 1, 2006:
●	Your GLB Base is $100,000 [the value of your GLB amount on the day you elect to participate in the WB Plan].
●	Your Maximum WB Amount is $5,000 [5% of your GLB Base].
●	Your Lifetime Income Base is $100,000 [the value of your GLB amount on the day you elect to participate in the WB Plan].
●	Your Maximum WB for Life Amount is $4,000 [4% of your Lifetime Income Base because you are age 60].
●	On December 31, 2006, after your first systematic withdrawal of $4,000:
●	Your Account Value is reduced by the amount of the withdrawal [$4,000].
●	Your GLB amount, reduced by the amount of the withdrawal, is $96,000 [$100,000-$4,000].
●	Your GLB Base is still $100,000 because you did not withdraw more than your Maximum WB Amount.
●	Your Lifetime Income Base is $100,000 because you did not withdraw more than your Maximum WB for Life Amount.
●
Assume you take only annual systematic withdrawals of $4,000 for a total of 4 years. Assume you make a subsequent Purchase Payment of $50,000, in your 4th Contract Year. Assume also that, immediately before the subsequent Purchase Payment, your Account Value was $80,000. On December 31, 2009:

●	Your Account Value equals $130,000 [$80,000 + $50,000].
●	Your GLB amount, reduced by the amount of the total withdrawals and increased by the subsequent Purchase Payment, is $134,000 [$100,000 - ($4,000 x 4) + $50,000].
●	Your GLB Base, increased by the subsequent Purchase Payment, is $150,000.
●	Your Maximum WB Amount is $7,500 [5% of your new GLB Base].
●	Your Lifetime Income Base, increased by the subsequent Purchase Payment, is $150,000.
●	Your Maximum WB for Life Amount is $6,000 [4% of your new Lifetime Income Base].

You may increase your annual systematic withdrawals to $6,000 without any effect on your future lifetime benefits.

●
Assume you elect to take only annual systematic withdraws of no more than your Maximum WB for Life Amount [$6,000] for an additional 20 years. Assume you make no subsequent Purchase Payments, and that your Account Value reduces to zero. On December 31, 2029:

●	Your Account Value equals zero.
●	Your GLB amount, reduced by the amount of the total withdrawals is $14,000 [$134,000 - ($6,000 x 20)].
●	Your GLB Base is still $150,000 because you did not withdraw more than your Maximum WB Amount.
●	Your Lifetime Income Base is $150,000 because you did not withdraw more than your Maximum WB for Life Amount in any Contract Year.
Even though your rights under the annuity Contract terminated when the Account Value became zero, we will continue to make payments to you. At this point, however, you must choose between:

(1) withdrawing the Maximum WB for Life Amount each year until an Owner dies or
(2) withdrawing your Maximum WB Amount each year until your GLB amount is reduced to zero.

●	Assume you elect to take annual payments of your Maximum WB for Life Amount of $6,000 until your GLB amount is reduced to zero in 2032.
●	Your Account Value equals zero.
●	Your GLB amount equals zero.
●	Your GLB Base equals zero because your GLB amount equals zero.
●	Your Lifetime Income Base is still $150,000 because you did not withdraw more than your Maximum WB for Life Amount.
You will continue to receive $6,000 per year as long as you are alive.

EXAMPLE 7: Calculation of Explicit Rider Charges.

●
Assume that you did not elect the WB plan at any time. Assume that your Account Value increases at an annual rate of 5% per year throughout the next ten years. Also assume that you do not elect to step-up at any time.

●
On March 31, 2006, your Account Value before the charge for Secured Returns for Life is taken is $101,196.79. The charge deducted on March 31, 2006 is $126.50 ($101,196.79 x .00125). Therefore, your ending Account Value on March 31, 2006 is $101,070.29 ($101,196.79 - $126.50).

●
On June 30, 2006, your Account Value before the charge for Secured Returns for Life is taken is $102,307.23. The fee deducted on June 30, 2006 is $127.88 ($102,307.23 x .00125). Therefore, your ending Account Value on June 30, 2006 is $102,179.35 ($102,307.23 - $127.88).

●
On September 30, 2006, your Account Value before the charge for Secured Returns for Life is taken is $103,443.69. The fee deducted on September 30, 2006 is $129.30 ($103,443.69 x .00125). Therefore, your ending Account Value on September 30, 2006 is $103,314.39 ($103,443.69 - $129.30).

●
This pattern continues until the maturity date for your Benefit of January 1, 2016. On that date, your Account will be credited with a payment. If your current Account Value is less than your current GLB amount, then your Account will be credited with the difference between these two amounts. If your current Account Value is greater than your current GLB amount, then your Account will be credited with the sum of all of Secured Returns for Life charges that have been made. Note that if Secured Returns for Life was revoked or cancelled before the maturity date for your Benefit of January 1, 2016, then no Secured Returns for Life credit will be made to your Account.

EXAMPLE 8: Withdrawals under the AB Plan; low investment performance.

●	Assume that you did not elect the WB plan at any time.
●	Assume that on January 1, 2007, you withdraw 10% of your Account Value of $110,000 (or $11,000). Your Account Value is now $99,000.
●	On January 1, 2007, your GLB amount will be reset to $90,000. This equals the previous GLB amount reduced proportional to the amount of Account Value withdrawn, or $100,000 x [$99,000 ÷$110,000].
●	Assume you make no more withdrawals or Purchase Payments and that your Account Value on January 1, 2016 is $87,000. Assume that your total rider charges to date are $4,710.
●	Since your Account Value is less than your GLB amount by $3,000, an amount equal to $3,000 will be deposited into your Contract ($90,000 - $87,000).

EXAMPLE 9: Withdrawals with Subsequent Purchase Payments under the AB Plan; low investment performance.

●	Assume that you did not elect the WB Plan at any time.
●	On June 1, 2010, you make an additional $80,000 Purchase Payment.
●	On June 1, 2010, your GLB amount is $168,000 [$100,000 + ($80,000 x 85%)].
●	Assume that, on June 1, 2012, you withdraw $40,000 and that your Account Value is $240,000 at this time. After the withdrawal, your Account Value is $200,000.
●	On June 1, 2012, your GLB amount is reset to $140,000. This equals the previous GLB amount reduced proportional to the amount of Account Value withdrawn, or $168,000 x [$200,000 ÷ $240,000].
●	Assume you make no more withdrawals or Purchase Payments and that your Account Value on January 1, 2016, is $125,000. Assume that your total rider charges to date are $7,200.
●	Since your Account Value is less than your GLB amount by $15,000, an amount equal to $15,000 will be deposited into your Contract ($140,000 - $125,000).

EXAMPLE 10: Withdrawals under WB Plan Exceeding Maximum WB for Life Amount; Poor Investment Performance.

●
Assume you are age 63 at issue. Also assume that you elect the WB plan on January 1, 2006, and that you choose to systematically withdraw the Maximum WB Amount annually. Assume that your Designated Funds have had poor investment performance, losing 2% a year over the course of the Contract. On January 1, 2006:

●	Your GLB Base is $100,000 [the value of your GLB amount on the day you elect to participate in the WB Plan].
●	Your Maximum WB Amount is $5,000 [5% of your GLB Base].
●	Your Lifetime Income Base is $100,000 [the value of your GLB amount on the day you elect to participate in the WB Plan].
●	Your Maximum WB for Life Amount is $4,000 [4% of your Lifetime Income Base because you are age 63].
●	On December 31, 2006, after you take your first systematic withdrawal of $5,000, your Account Value is $93,000:
●	Your GLB amount, reduced by the amount of the withdrawal, is $95,000 [$100,000-$5,000].
●	Your GLB Base is still $100,000 because you withdrew no more than your Maximum WB Amount.
●
Your Lifetime Income Base is reduced to $93,000 [the lesser of (1) your current Lifetime Income Base minus the excess withdrawal [$100,000 - ($5,000 - $4,000)] and (2) your new Account Value [$93,000]].

●	Your Maximum WB for Life Amount is $3,720 [4% of your new Lifetime Income Base].
●
Assume you make no subsequent Purchase Payments, but you take annual systematic withdrawals of $5,000 for a total of 16 years. Because of poor investment performance of your Designated Funds, your Account Value decreases to $3,330. In addition, because you have taken withdrawals in excess of the Maximum WB for Life Amount, your Lifetime Income Base is now $3,330. Your Maximum WB for Life Amount is now 4% or $3,330 or $133.

●	Assume you Designated Funds earn -2% in Contract Year 17, and that you take another $5,000 withdrawal. On December 31, 2022:
●	Your Account Value is zero.
●	Your GLB amount is $15,000 [$100,000 - ($5,000 x 17)].
●	Your GLB Base is still $100,000 because you withdrew no more than the Maximum WB Amount.
●	Your Lifetime Income Base is zero [the lesser of (1) your current Lifetime Income Base minus the excess withdrawal [$3,330 - ($5,000 - $133)] and (2) your new Account Value [$0]].
●	Your Maximum WB Amount is still $5,000 [5% of your GLB Base].
●	Your Maximum WB for Life Amount equals zero [4% of your new Lifetime Income Base].

Even though your Contract has terminated because your Account Value has reduced to zero, we will pay you the Maximum WB Amount of $5,000 per year for three more years, until your GLB amount is reduced to zero.

EXAMPLE 11: Withdrawals under WB Plan Exceeding Maximum WB for Life Amount; Positive Investment Performance.

●
Assume you are age 63 at issue. Also assume that you elect the WB plan on January 1, 2006, and that you choose to systematically withdraw the Maximum WB Amount annually. Assume that your Designated Funds have had positive investment performance, gaining 2% a year over the course of the Contract. On January 1, 2006:

●	Your GLB Base is $100,000 [the value of your GLB amount on the day you elect to participate in the WB Plan].
●	Your Maximum WB Amount is $5,000 [5% of your GLB Base].
●	Your Lifetime Income Base is $100,000 [the value of your GLB amount on the day you elect to participate in the WB Plan].
●	Your Maximum WB for Life Amount is $4,000 [4% of your Lifetime Income Base because you are age 63].
●	On December 31, 2006, after you take your first systematic withdrawal of $5,000, your Account Value is $97,000:
●	Your GLB amount, reduced by the amount of the withdrawal, is $95,000 [$100,000-$5,000].
●	Your GLB Base is still $100,000 because you withdrew no more than your Maximum WB Amount.
●
Your Lifetime Income Base is reduced to $97,000 [the lesser of (1) your current Lifetime Income Base minus the excess withdrawal [$100,000 - ($5,000 - $4,000)] and (2) your new Account Value [$97,000]].

●	Your Maximum WB for Life Amount is $3,880 [4% of your new Lifetime Income Base].
●
Assume you make no subsequent Purchase Payments, but you take annual systematic withdrawals of $5,000 for a total of 19 years. Your GLB amount has been reduced to $5,000 [$100,000 - ($5,000 x 19)]. Because of good investment performance of your Designated Funds, your Account Value is now $31,478. In addition, because you have taken withdrawals in excess of the Maximum WB for Life Amount, your Lifetime Income Base is also now $31,478. Your Maximum WB for Life Amount is now 4% of $31,478, or $1,259.

●	Assume your Designated Funds earn 2% in Contract Year 20, and that you take another $5,000 withdrawal. On December 31, 2025:
●	Your Account Value is $27,108.
●	Your GLB amount is zero [$5,000 remaining - $5,000 withdrawal].
●	Your GLB Base is zero because your GLB amount is equal to zero.
●	Your Lifetime Income Base is $27,108 [the lesser of (1) your current Lifetime Income Base minus the excess withdrawal [$31,478 - ($5,000 - $1,259)] and (2) your new Account Value [$27,108]].
●	Your Maximum WB for Life Amount equals $1,084 [4% of your new Lifetime Income Base of $27,108].

Because your Lifetime Income Base is greater than zero, you may take annual withdrawals up to the Maximum WB for Life Amount until you die or annuitize. If your Account Value is reduced to zero by a withdrawal that does not exceed you Maximum WB for Life Amount, we will continue to pay your then current Maximum WB for Life Amount each year as long as you are alive. If your Account Value is reduced to zero by a withdrawal that exceeds your Maximum WB for Life Amount, your Lifetime Income Base will be reduced to zero, your Maximum WB for Life Amount will become zero, and no more benefits will be paid.

EXAMPLE 12: Withdrawals under WB Plan Exceeding Maximum WB Amount.

●
Assume you are age 63 at issue. Also assume that you elect the WB plan on January 1, 2006. Assume that your Designated Funds have had poor investment performance, losing 2% a year over the course of the Contract. On January 1, 2006:

●	Your GLB Base is $100,000 [the value of your GLB amount on the day you elect to participate in the WB Plan].
●	Your Maximum WB Amount is $5,000 [5% of your GLB Base].
●	Your Lifetime Income Base is $100,000 [the value of your GLB amount on the day you elect to participate in the WB Plan].
●	Your Maximum WB for Life Amount is $4,000 [4% of your Lifetime Income Base because you are age 63].
●	On December 31, 2006, after you take a withdrawal of $6,000, your Account Value is $92,000:
●	Your GLB amount is reduced to $92,000 [the lesser of (1) your current GLB amount minus the withdrawal [$100,000-$6,000] and (2) your new Account Value [$92,000]].
●	Your GLB Base is reduced to $92,000 [the lesser of (1) your current GLB Base minus the excess withdrawal [$100,000 - ($6,000 - $5,000)] and (2) your new Account Value [$92,000]].
●	Your Maximum WB Amount is now $4,600 [5% of your GLB Base].
●
Your Lifetime Income Base is reduced to $92,000 [the lesser of (1) your current Lifetime Income Base minus the excess withdrawal [$100,000 - ($6,000 - $4,000)] and (2) your new Account Value [$92,000]].

●	Your Maximum WB for Life Amount is $3,680 [4% of your new Lifetime Income Base of $92,000].
●
Assume you make no subsequent Purchase Payments, but you take annual systematic withdrawals of $6,000 for a total of 13 years. Due to the of poor investment performance of your Designated Funds, your Account Value is now $7,609. Because you have taken withdrawals in excess of your Maximum WB Amount, your GLB amount is also now $7,609. Because you have taken withdrawals in excess of your Maximum WB Amount, your GLB Base is also now $7,609. Your Maximum WB Amount is 5% of $7,609, or $380. Because you have taken withdrawals in excess of your Maximum WB for Life Amount, your Lifetime Income Base is also now $7,609. Your Maximum WB for Life Amount is 4% of $7,609, or $304.

●	Assume your Designated Funds earn -2% in Contract Year 14, and that you take another $6,000 withdrawal. On December 31, 2022:
●	Your Account Value is $1, 457 [$7,609 x (1 - 0.02) - $6,000].
●	Your GLB amount is $1,457 [the lesser of (1) your current GLB amount minus the withdrawal amount ($7,609 - $6,000) and (2) your new Account Value ($1,457)].
●	Your GLB Base is $1,457 [the lesser of (1) your current GLB Base minus the excess withdrawal [$7,609 - $6,000 - $380)] and (2) your new Account Value ($1,457)].
●	Your Maximum WB Amount equals $73 [5% of your new Lifetime Income Base].
●	Your Lifetime Income Base is $1,457 [the lesser of (1) your current Lifetime Income Base minus the excess withdrawal [$7,609 - ($6,000 - $304)] and (2) your new Account Value [$1,457]].
●	Your Maximum WB for Life Amount equals $58 [4% of your new Lifetime Income Base of $1,457].

Because your GLB Base is greater than zero, you may take annual withdrawals up to the Maximum WB Amount until your GLB amount becomes zero. Because your Lifetime Income Base is greater than zero, you may take annual withdrawals up to the Maximum WB for Life Amount until you die or annuitize. Any withdrawal you take that is greater than your Maximum WB Amount will reduce your GLB Base (and hence, give you a new, reduced Maximum WB Amount). Any withdrawal you take that is greater than your Maximum WB for Life Amount will reduce your Lifetime Income Base (and hence, give you a new, reduced Maximum WB for Life Amount).

If your Account Value is reduced to zero by a withdrawal that does not exceed your Maximum WB for Life Amount, you must choose between:

(1)	withdrawing the Maximum WB for Life Amount each year until an Owner dies, or
(2)	withdrawing your Maximum WB Amount each year until your GLB amount is reduced to zero.

If your Account Value is reduced to zero by a withdrawal that exceeds your Maximum WB for Life Amount but does not exceed your Maximum WB Amount, your Lifetime Income Base will become zero, but we will continue to pay your then current Maximum WB Amount each year until your GLB is reduced to zero.

If your Account Value is reduced to zero by a withdrawal that exceeds both your Maximum WB for Life Amount and your Maximum WB Amount, your Lifetime Income Base, your GLB amount, and your GLB Base will all be reduced to zero, your Maximum WB for Life Amount and your Maximum WB Amount will both become zero, and no more benefits will be paid.

EXAMPLE 13: Step-up elected under AB Plan.

●
Assume that you did not elect the WB plan at any time. Assume that your Account Value was $150,000 on January 1, 2009. Since this amount is greater than your GLB amount, you may step-up to a new 10-year period, with a new GLB amount of $150,000. Assume that you elect to step-up.

●
Your Maturity Date is reset to January 1, 2019 (ten years after the date of the step-up). Assume that on January 1, 2019, your Account Value is $130,000. Assume that your total rider charges to date are $8,875.

●	Since your Account Value is lower than your stepped-up GLB by $20,000, an amount equal to $20,000 will be deposited into your Contract ($150,000 - $130,000).

EXAMPLE 14: Step-up elected under WB Plan.

●
Assume you are age 65 at issue. Also assume that you elect the WB plan on January 1, 2006, and that you choose to systematically withdraw the Maximum WB Amount annually. Assume that your Designated Funds have had good investment performance, gaining 6% a year over the course of the Contract. On January 1, 2006:

●	Your GLB Base is $100,000 [the value of your GLB amount on the day you elect to participate in the WB Plan].
●	Your Maximum WB Amount is $5,000 [5% of your GLB Base].
●	Your Lifetime Income Base is $100,000 [the value of your GLB amount on the day you elect to participate in the WB Plan].
●	Your Maximum WB for Life Amount is $5,000 [5% of your Lifetime Income Base because you are age 65].
●	On December 31, 2006, after you take your first systematic withdrawal of $5,000, your Account Value is $101,000:
●	Your GLB amount, reduced by the amount of the withdrawal, is $95,000 [$100,000-$5,000].
●	Your GLB Base is still $100,000 because you withdrew no more than your Maximum WB Amount.
●	Your Maximum WB Amount is $5,000 [5% of your GLB Base].
●	Your Lifetime Income Base is $100,000 because you withdrew no more than your Maximum WB for Life Amount.
●	Your Maximum WB for Life Amount is $5,000 [5% of your Lifetime Income Base].
●	Assume you make no subsequent Purchase Payments, but you take systematic withdrawals of $5,000 for a total of 3 years. On December 31, 2008:
●	Your Account Value is $103,184.
●	Your GLB amount is $85,000 [$100,000 - ($5,000 x 3)].
●	Your GLB Base is still $100,000 because you withdrew no more than your Maximum WB Amount.
●	Your Maximum WB Amount is $5,000 [5% of your GLB Base].
●	Your Lifetime Income Base is still $100,000 because you withdrew no more than your Maximum WB for Life Amount.
●	Your Maximum WB for Life Amount is $5,000 [5% of your Lifetime Income Base].

Because your Account Value is greater than your GLB amount, your GLB Base, and your Lifetime Income Base, you may step-up your GLB amount, your GLB Base, and your Lifetime Income Base each to an amount equal to your current Account Value. Assume you elect to step-up. On January 1, 2009*:

●	Your Account Value is $103,184.
●	Your GLB amount is $103,184.
●	Your GLB Base is $103,184.
●	Your Maximum WB Amount is $5,159 [5% of your new GLB Base].
●	Your Lifetime Income Base is $103,184.
●	Your Maximum WB for Life Amount is $5,159 [5% of your new Lifetime Income Base].
*
Note: Assume instead that you elected to step-up sometime in 2009 after your withdrawal of $5,000 was taken and that your Account Value at the time of the step-up was $103,184. Your new Maximum WB Amount and new Maximum WB for Life amount would apply so that you could withdraw an additional $159 without exceeding your maximum amounts.

EXAMPLE 15: Subsequent Purchase Payments after Step-up under the AB Plan; Refund Applies.

●
Assume that you did not elect the WB plan at any time. Assume that your Account Value was $150,000 on January 1, 2009. Since this amount is greater than your GLB amount, you may step-up to a new 10-year period, with a new GLB amount of $150,000. Assume that you elect to step-up. Your Maturity Date is reset to January 1, 2019 (ten years after the date of the step-up).

●	On June 1, 2010, you make an additional $80,000 Purchase Payment.
●
On June 1, 2010, your GLB amount is $230,000 [$150,000 + ($80,000 x 100%)]. Since it has been less than two years since the step-up was elected, the GLB amount is increased by 100% of the new Purchase Payment amount.

●	Assume that on January 1, 2019 (your Maturity Date), your Account Value is $280,000. Assume that your total rider charges to date are $13,850.
●	Because your Account Value is greater than the GLB amount of $230,000, your account will be credited with the amount of your rider charges, increasing your Account Value to $293,850.

APPENDIX E -
PREVIOUSLY AVAILABLE INVESTMENT OPTIONS

The current available variable investment options are those listed on page 1 of the prospectus.

If you purchased your Contract before March 5, 2007, you may make subsequent Purchase Payments and transfers into the following investment options that were available for investment prior to that date:

Large-Cap Equity Funds	Large-Cap Equity Funds (continued)
Columbia Marsico 21st Century Fund, Variable Series,	MFS®/ Sun Life Massachusetts Investors Trust
A Class*	MFS®/ Sun Life Research - S Class
Columbia Marsico Growth Fund, Variable Series,	MFS®/ Sun Life Strategic Growth - S Class
A Class*	Emerging Markets Equity Funds
MFS®/ Sun Life Capital Opportunities - S Class	MFS®/ Sun Life Emerging Markets Equity - S Class
MFS®/ Sun Life Emerging Growth - S Class	Small-Cap Equity Funds
MFS®/ Sun Life Massachusetts Investors Growth Stock -	MFS®/ Sun Life New Discovery - S Class
S Class	Oppenheimer Main Street Small Cap Fund/VA
- Service Shares

* Only available if you purchased your Contract through a Bank of America representative.

Columbia Management Advisors, LLC, advises the Columbia Funds (with Marsico Capital Management, LLC, sub-advising the Columbia Marsico Funds). Massachusetts Financial Services Company advises the MFS®/Sun Life Funds. OppenheimerFunds, Inc. advises the Oppenheimer Funds. Sun Capital Advisers LLC advises the Sun Capital Funds.

If you purchased your Contract from a Bank of America representative before April 22, 2007, you may make subsequent Purchase Payments and transfers into the following investment options that were available for investment prior to that date:

Mid-Cap Equity Funds	Small-Cap Equity Funds
Wanger Select	Wanger US Smaller Companies
Emerging Markets Equity Funds	Money Market Funds
Columbia Small Cap Value Fund, Variable Series -	Sun Capital Money Market Fund® - S Class
Class B

Columbia Management Advisors, LLC, advises the Columbia Funds. Columbia Wanger Asset Management, L.P. advises Wanger U.S. Smaller Companies and Wanger Select. Sun Capital Advisers LLC advises the Sun Capital Funds.

APPENDIX F -
SECURED RETURNS 2 BENEFIT

The following information applies to your Contract if you elected to participate in the optional living benefit rider Secured Returns 2 and did not replace it with the Secured Returns for Life Rider, which was available for such replacements for a limited period of time beginning in November 2005. The Secured Returns 2 rider is no longer available for sale on new Contracts. Since we are no longer offering this rider to new Owners, renewals of the Secured Returns 2 Benefit are no longer available.

The Secured Returns 2 Benefit ("Benefit" or "Secured Returns 2") guarantees a return of your Purchase Payments (adjusted for subsequent Purchase Payments and withdrawals), regardless of the investment performance of the underlying funds, provided that you comply with certain Benefit requirements. The amount guaranteed can be greater than or less than your Account Value. All Benefits and charges under Secured Returns 2 terminate upon annuitization.

Secured Returns 2 is available only if you are age 79 or younger on the Open Date. If you choose to participate in the Benefit, you must make your election no later than your Issue Date. You may combine the Benefit with the MAV optional death benefit rider. Upon annuitization, Secured Returns 2 and any elected optional death benefit rider automatically terminate.

To participate in Secured Returns 2, all of your Account Value must be invested in one or more of the "Designated Funds" during the entire term of the plan: a 10-year period under the AB Plan or, if you elected the WB Plan, until the guaranteed amount is reduced to zero. The only Funds and asset allocation models that currently qualify as "Designated Funds" are as follows:

Asset Allocation Models	Funds
Conservative Asset Allocation	Fidelity VIP Freedom 2010 Portfolio Service - Class 2
Conservative Moderate Asset Allocation	Fidelity VIP Freedom 2015 Portfolio Service - Class 2
Moderate Asset Allocation	Fidelity VIP Freedom 2020 Portfolio Service - Class 2
Moderate Aggressive Asset Allocation	Fidelity VIP Balanced Portfolio - Service Class 2
Sun Capital Balanced Return Model	MFS®/Sun Life Total Return - S Class
Oppenheimer Balanced Fund/VA - Service Shares

We reserve the right to change the available Designated Funds on new and existing Contracts without prior notice. Any time there is a change, your Account Value will remain in the current Designated Funds, but future transfers or Purchase Payments may be allocated only to the Designated Funds then available.

Unlike other Contract charges, the charge for Secured Returns 2 will not be calculated as a percentage of average daily net assets as described under "Variable Accumulation Unit Value." Instead, the charge for the Benefit will be made as a specific deduction from the Account Value, taken on the last valuation day of the Account Quarter. The charge per year is equal to 0.50% of your Account Value. The quarterly charge will be determined by multiplying the Account Value at the end of the Account Quarter by 0.00125. (See Example 12 in this Appendix.) The specific amount of the quarterly charge will be reflected on your quarterly account statement. We will continue to deduct this charge until you annuitize or your Secured Returns 2 Benefit expires or is revoked. Cancellation of the Benefit (caused by a transfer out of the Designated Funds or a Purchase Payment allocation to a non-Designated Fund) will not terminate the charge, until the 7th Contract Anniversary. Anytime after your 7th Contract Anniversary, you may revoke Secured Returns 2. Once revoked, Secured Returns 2 may not be reinstated. After Secured Returns 2 has been revoked, all benefits and charges will end.

Transfers among the Designated Funds are permitted as described under "Transfer Privilege" in the Prospectus to which this Appendix is attached. If however you transfer some or all of your Account Value out of the Designated Funds into another investment option offered under your Contract, the Secured Returns 2 Benefit will be automatically cancelled. Likewise, if you allocate one or more subsequent Purchase Payments to an investment option other than one of the Designated Funds, the Secured Returns 2 Benefit will be cancelled. Once the Benefit has been cancelled, it cannot be reinstated. After the cancellation of the Benefit, you will continue to pay the annual charge for the Benefit until your 7th Contract Anniversary.

If you elect Secured Returns 2, you may choose to receive your Benefit under one of two plans: the Guaranteed Minimum Accumulation Benefit ("AB") Plan or the Guaranteed Minimum Withdrawal Benefit ("WB") Plan.

If you elect Secured Returns 2, you are automatically enrolled in the AB Plan. After your first Contract Anniversary, you may elect instead to receive your Benefit under the WB Plan, provided that you make the election prior to the earliest of your 76th birthday, the date you annuitize, and the date your AB Plan matures. Once you elect to participate in the WB Plan, you may not change your election to the AB Plan. If you do not specifically elect the WB Plan, you will be deemed to have elected to remain in the AB Plan.

All withdrawals under Secured Returns 2 are subject to withdrawal charges if they are in excess of the annual free withdrawal amount. (See "Free Withdrawal Amount" under "Withdrawal Charge" in the Prospectus to which this Appendix is attached) In addition, if you have elected Secured Returns 2, but have not yet elected to participate in the WB Plan, any withdrawals you make will reduce your Guaranteed Living Benefit Amount ("GLB amount") proportionally to the amount of Account Value withdrawn. For examples showing how withdrawals affect your benefits under Secured Returns 2, see Examples 6, 7, 8, 9 and 11 in this Appendix.

Under the terms of the Guaranteed Minimum Accumulation Benefit ("AB") Plan, on your 10th Contract Anniversary, we will credit your Account Value with any excess of your GLB amount over your Account Value after the application of any other Contract transactions. Any such amount will be allocated on a pro rata basis to all Designated Funds in which you are invested at that time. Your GLB amount is equal to the sum of 100% of your initial Purchase Payment plus a specified percentage of any subsequent Purchase Payments, adjusted in amount for partial withdrawals. One or more subsequent Purchase Payments during the 10-year period will not restart the 10-year period. For each subsequent Purchase Payment after the second Contract Anniversary, we will increase the GLB amount by less than 100% of the Purchase Payment depending upon the Contract Year in which it was made, as follows:

Contract Year in which Purchase Payment was made	Percentage guaranteed
1-2	100%
3-5	85%
6-8	70%
9-10	60%

For examples of how we calculate benefits under the AB Plan, see Examples 1, 2, and 3 in this Appendix. Note that the timing and amount of subsequent Purchase Payments may affect the total Secured Returns 2 Benefit. In particular, it may be disadvantageous for you to make Purchase Payments that increase the GLB amount by less than 100% of the payment.

If your Contract remains in the AB Plan until it "matures" on the later of your 10th Contract Anniversary or 10 years from your most recent Step-Up Date, and the Account Value is greater than or equal to the GLB amount on the "maturity date," then we will refund the charges you have paid for Secured Returns 2 ("Refund Amount") by crediting the Refund Amount to your Account Value. The Refund Amount will be allocated on a pro rata basis to the Designated Funds in which you are invested on such "maturity date." No refund of Secured Return 2 charges will be made if you change from the AB Plan to the WB Plan.

To calculate the GLB amount after a partial withdrawal under the AB Plan, we multiply the GLB amount immediately before the withdrawal by the ratio of the Account Value immediately after the withdrawal to the Account Value immediately before the withdrawal. (See Examples 6 and 9 in this Appendix.)

If you die while participating in the AB Plan, all benefits and charges under Secured Returns 2 will automatically terminate when we receive Due Proof of Death, unless your surviving spouse is the sole Beneficiary. In that case, your surviving spouse may elect to continue the Contract. If such election is made, the same Secured Returns 2 Benefit will apply. Your surviving spouse can elect the WB Plan at any time prior to the earliest of annuitization, the surviving spouse's 81st birthday, and the date the AB Plan is scheduled to "mature". If your surviving spouse does not elect the WB Plan, the AB Plan will continue on the same terms, for your surviving spouse, even though the Account Value may have been enhanced under the provisions of the death benefit. (See "Spousal Continuance" under "DEATH BENEFIT" in the Prospectus to which this Appendix is attached.) In all cases, the GLB amount will not reset upon your death, but the charges under Secured Returns 2 will be assessed against the enhanced Account Value.

If the Contract is not continued by your surviving spouse following your death while participating in the AB Plan, your Beneficiary may elect any available option under the Death Benefit provisions of the Contract.

Under the terms of the Guaranteed Minimum Withdrawal Benefit ("WB") Plan, you may withdraw up to a set dollar amount from your Account Value each year, during which the WB Plan is in effect, until your remaining GLB amount equals zero. Once the remaining GLB amount is reduced to zero, the Secured Returns 2 Benefit will expire and no new Purchase Payments will be accepted into the WB Plan. This set dollar amount, or "maximum WB amount," is equal to 7% of the remaining GLB amount on the date you elect to participate in the WB Plan. You are not required to make any withdrawals after you have elected the WB Plan; however, if you withdraw more than the maximum WB amount in any Contract Year, your remaining GLB amount and future guaranteed withdrawals will be reduced in the manner discussed further below. You should be aware that a withdrawal in excess of the maximum WB amount might significantly reduce your Secured Returns 2 Benefits if your Account Value is less than your remaining GLB amount. In all cases, the value you will receive upon a full withdrawal, or "surrender" of your Contract, will be your Contract's Surrender Value and not the remaining GLB amount. Provided any remaining GLB amount is not reduced to zero, any subsequent Purchase Payment made after you have elected the WB Plan, and before your fourth Contract Anniversary, will increase your remaining GLB amount by 100% of such subsequent Purchase Payment. Your maximum WB amount will increase by 7% of such subsequent Purchase Payment. After your fourth Contract Anniversary, you may not make any additional Purchase Payments unless your WB Plan has expired.

Once you have elected to participate in the WB Plan, withdrawals of no more than the maximum WB amount will reduce the remaining GLB amount dollar for dollar. If you are participating in the WB Plan and you withdraw, in any one Contract Year, more than the current maximum WB amount, the remaining GLB amount will be reduced to equal the lesser of:

(a)	your previous remaining GLB amount reduced dollar for dollar by the amount of the withdrawal, or

(b)	your Account Value.

If (b), above, is less than (a), then your maximum WB amount will be reduced so that the new remaining GLB amount will expire on the same date it would have had the maximum WB amount been withdrawn every year thereafter. (See Example 7 in this Appendix.)

The maximum WB amount is not cumulative. That is to say, if you withdraw less than the maximum WB amount in any one Contract Year, you cannot add that unused portion to withdrawals made in future years to exceed the maximum WB amount.

Under the WB Plan, your Secured Returns 2 benefits will continue until your remaining GLB amount is reduced to zero, even if your Account Value drops to zero. If your Account Value drops to zero, no subsequent Purchase Payment will be accepted and no death benefit will be payable. We will however, continue to pay the maximum WB amount each Contract Year while you are alive until your remaining GLB amount has been reduced to zero.

For examples of how we calculate benefits under the WB Plan, see Examples 4 and 5 in this Appendix.

If you die while participating in the WB Plan and your surviving spouse, as the sole Beneficiary, elects to continue the Contract, Secured Returns 2 will continue on the same terms, for your surviving spouse, even though the Account Value may have been enhanced under the provisions of the death benefit. (See "Spousal Continuance" under "DEATH BENEFIT" in the Prospectus to which this Appendix is attached.) In such case, the remaining GLB amount will not reset upon your death, but the charges under Secured Returns 2 will be assessed against the enhanced Account Value. In all other situations, the Beneficiary may elect to exercise any of the available options under the Death Benefit provisions of the Contract, or in the alternative, to receive the maximum WB amount on an annual basis until the remaining GLB amount has been reduced to zero.

After your fifth Contract Anniversary, you may elect to increase ("step-up") your GLB amount or remaining GLB amount to your then current Account Value. Currently, this step-up election may be made on any day after your fifth Contract Anniversary. (We reserve the right to require step-up elections to occur only within 30 days following the fifth or any subsequent Contract Anniversary.) On the day we receive your step-up election notice in good order (the "Step-Up Date"), we will increase your GLB or remaining GLB amount to an amount equal to your Account Value on the Step-Up Date. If you elect to step-up your GLB or remaining GLB amount, at least 5 full years from the Step-Up Date must pass before you can elect another step-up. You can only elect to step-up the GLB or remaining GLB amount if the current Account Value is greater than the current GLB or remaining GLB amount. If you are in the AB Plan, you must be less than age 85 on the Step-Up Date. If you are in the WB Plan, you must be less than age 81 on the Step-Up Date.

Following your step-up election, the rider fee may be changed to an amount that may be higher than your current Secured Returns 2 fee as discussed above. The rider fee after the step-up will be set by us, based upon current market conditions at the time of the step-up.

If you are participating in the AB Plan and you elect to step-up your GLB amount, the term of your benefit under the AB Plan will change. Without a step-up, your benefit under the AB Plan will "mature" on the 10th Contract Anniversary (the date we credit your Account with any excess of your GLB amount over your Account Value or refund your Secured Returns 2 rider charges). After you make a step-up election, your benefit under the AB Plan will mature 10 years from the Step-Up Date. (See Example 2 in this Appendix.)

If you have been receiving benefits under the WB Plan, a step-up may change your "maximum WB amount." After the step up, your "maximum WB amount" will become the greater of the current "maximum WB amount" and 7% of your new remaining GLB amount. Note that, if you step-up in a particular Contract Year, any withdrawals previously made in that Contract Year are applied against your new "maximum WB amount." (See Example 8 in this Appendix.)

At the time of a step-up, if your benefit is under the AB Plan, you can still change to the WB Plan at a later date, subject to the applicable age restrictions described above.

Because Purchase Payments, under the WB Plan, are not allowed after your fourth Contract Anniversary, you must be participating in the AB Plan to make any subsequent Purchase Payments after a Step-Up. After your step-up election, any subsequent Purchase Payment will increase the GLB amount under your AB Plan by a specified percentage of the subsequent Purchase Payment. The percentage guaranteed depends upon "Step-Up Year" in which the Payment was made. (A "Step-Up Year" is the 365-day period (366, if a leap year) commencing on your Step-Up Date.) The example below illustrates how we determine the percentage guaranteed after a subsequent Purchase Payment:

Assume you purchased a Contract on July 1, 2005, and elected to step-up your Contract on October 1, 2010. Under the AB Plan that you have elected, your benefit matures on October 1, 2020. For any subsequent Purchase Payments you make, your GLB amount will increase by the following percentages:

Step-Up Year	Payments Made Between	Percentage Guaranteed
1	10/02/10 - 10/01/11	100%
2	10/02/11 - 10/01/12	100%
3	10/02/12 - 10/01/13	85%
4	10/02/13 - 10/01/14	85%
5	10/02/14 - 10/01/15	85%
6	10/02/15 - 10/01/16	70%
7	10/02/16 - 10/01/17	70%
8	10/02/17 - 10/01/18	70%
9	10/02/18 - 10/01/19	60%
10	10/02/19 - 10/01/20	60%

Thus, a subsequent Purchase Payment made on October 2, 2015, will provide only a 70% guarantee whereas a subsequent Purchase Payment made on October 1, 2015, will provide an 85% guarantee. (See Example 10 in this Appendix.) It may be disadvantageous for you to make any such Purchase Payments that increase the GLB amount by less than 100% of the payment.

Certain tax considerations may be important to you in connection with a living benefit rider, such as Secured Returns 2. For a discussion of some of these considerations, please refer to "TAX ISSUES UNDER OPTIONAL LIVING BENEFIT RIDERS" and "TAX CONSIDERATIONS - Impact of Optional Death Benefit and Optional Living Benefit Riders" in the Prospectus to which this Appendix is attached.

In this connection, under "TAX ISSUES UNDER OPTIONAL LIVING BENEFIT RIDERS" you should refer to "Tax Issues Under Secured Returns for Life Plus," for a discussion of the treatment of RMD distributions under a living benefit rider. Although that discussion is phrased in terms of the Secured Returns for Life Plus rider, it also applies to the Secured Returns 2 rider. (You may simply disregard any references in that discussion to Secured Returns for Life Plus features that are not also features of Secured Returns 2.)

ALL OF THE FOLLOWING EXAMPLES ARE BASED UPON THE ASSUMPTION YOU ELECTED THE SECURED RETURNS 2 BENEFIT ON JANUARY 1, 2005 WITH AN INITIAL PURCHASE PAYMENT OF $100,000. YOUR INITIAL GLB AMOUNT EQUALS YOUR PURCHASE PAYMENT AMOUNT OF $100,000.

EXAMPLE 1: Low investment performance; no WB election.

●
Assume that you did not elect the WB plan at any time and that your Designated Funds have had low investment performance. Since your Account Value was below the GLB amount of $100,000 from January 1, 2010 through January 1, 2015, the step-up feature is not available.

●	Assume that on January 1, 2015, your Account Value is $85,000. Assume that your total rider charges to date are $4,625.

●	Since your Account Value is less than your GLB amount by $15,000, an amount equal to $15,000 will be deposited into your Contract ($100,000 - $85,000).

EXAMPLE 2: Low investment performance; no WB election; step-up elected.

●
Assume that you did not elect the WB plan at any time and that your Designated Funds have had low investment performance. However, assume that your Account Value was $150,000 on January 1, 2010. Since this amount is greater than your GLB amount, you may step-up to a new 10 year period, with a new GLB amount of $150,000. Assume that you do elect to step-up.

●
Your new GMAB rider maturity date is now January 1, 2020 (ten years after the date of the step-up). Assume that on January 1, 2020, your Account Value is $130,000. Assume that your total rider charges to date are $10,125.

●	Since your Account Value is lower than your stepped-up GLB by $20,000, an amount equal to $20,000 will be deposited into your Contract ($150,000 - $130,000).

EXAMPLE 3: High investment performance; no WB election; refund applies.

●
Assume that you did not elect the WB plan at any time and that your Designated Funds have had high investment performance. Assume that your Account Value was $150,000 on January 1, 2010. Since this amount is greater than your GLB amount, you may step-up to a new 10-year period, with a new GLB amount of $150,000. Assume that you do not elect to step-up.

●	Assume that on January 1, 2015, your Account Value is $200,000. Assume that your total rider charges to date are $7,500.

●	Because your Account Value is greater than the GLB amount of $100,000, your account will be credited with the amount of your rider charges, increasing your Account Value to $207,500.

EXAMPLE 4: Low investment performance; WB election.

●
Assume that you elect the WB plan at the beginning of the second Contract Year and then choose to systematically withdraw the maximum WB amount (i.e., 7% of the $100,000 remaining GLB amount, or $7,000).

●	On December 31, 2006, your remaining GLB amount will be $93,000. Assume that, on this date, your Account Value is $91,000.

●
On December 31, 2007, your remaining GLB amount will be $86,000. Assume that, on this date, your Account Value is $80,000. The $7,000 withdrawals continue for seven more years. Assume that from January 1, 2010 through December 31, 2014, your Account Value is less than your remaining GLB amount. Therefore, the step-up feature is not available.

●	On December 31, 2014, your remaining GLB amount will be $37,000. Assume that, on this date, your Account Value is $0.

●	These withdrawals of $7,000 continue until the remaining GLB amount runs out in year 2020. At that time, Secured Returns 2 terminates.

EXAMPLE 5: High investment performance; WB election; step-up elected.

●
Assume that you elect the WB plan at the beginning of the second Contract Year and then choose to systematically withdraw the maximum WB amount (i.e., 7% of the $100,000 remaining GLB amount, or $7,000).

●	On December 31, 2006, your remaining GLB amount will be $93,000. Assume that, on this date, your Account Value is $95,000.

●
On December 31, 2007, your remaining GLB amount will be $86,000. Assume that, on this date, your Account Value is $90,000. The $7,000 withdrawals continue for two more years. Assume that on January 1, 2010, your Account Value is $80,000 and your remaining GLB amount is $72,000. Since your Account Value is greater than your remaining GLB amount, you may step-up your remaining GLB amount to $80,000. Assume you elect to step-up. Your maximum WB amount is calculated as 7% of $80,000 = $5,600. However, since this is less than your current maximum WB amount of $7,000, your maximum WB amount will remain at $7,000.

●	Assume you continue to withdraw $7,000 per year for four more years. On December 31, 2013, your remaining GLB amount will be $52,000. Assume that, on this date, your Account Value is $56,000.

●	These $7,000 withdrawals continue. On December 31, 2020, the remaining GLB amount equals $3,000. Assume that, on this date, your Account Value equals $20,000.

●
Assume that you withdraw $3,000 on February 12, 2021. At this time, the remaining GLB amount is reduced to zero and Secured Returns 2 terminates and the annual fee stops. However, because there is a remaining Account Value, the Contract continues.

EXAMPLE 6: Withdrawals under the AB Plan; low investment performance.

●	Assume that you did not elect the WB plan at any time.

●	Assume that on January 1, 2006, you withdraw 10% of your Account Value of $110,000 (or $11,000). Your Account Value is now $99,000.

●	On January 1, 2006, your GLB amount will be reset to $90,000 (the previous GLB amount reduced proportional to the amount of Account Value withdrawn).

●	Assume you make no more withdrawals or Purchase Payments and that your Account Value on January 1, 2015 is $87,000. Assume that your total rider charges to date are $4,710.

●	Since your Account Value is less than your GLB amount by $3,000, an amount equal to $3,000 will be deposited into your Contract ($90,000 - $87,000).

EXAMPLE 7: Withdrawals under the WB Plan; low investment performance.

●
Assume that you elect the WB plan at the beginning of your second Contract Year. The maximum WB amount would be $7,000 (i.e., 7% of the $100,000 remaining GLB amount). However, assume no withdrawals are made. On July 1, 2006, assume that your Account Value is $95,000. The remaining GLB amount is still $100,000, and the maximum WB amount is still $7,000.

●	Assume that you make a withdrawal of $5,000 on September 3, 2006. Your remaining GLB amount is now $95,000. Assume that your Account Value is now $88,000.

●
Assume that you make another withdrawal of $5,000 on April 5, 2007. This is now a new Contract Year, so the maximum WB amount has not been exceeded yet. Your remaining GLB amount is now $90,000. Assume that your Account Value is now $80,000.

●
Assume that you make another withdrawal of $5,000 on September 18, 2007. Your total withdrawals in the current Contract Year are now $10,000 and exceed the WB maximum of $7,000. Assume that your Account is $79,000 just before the withdrawal, and $74,000 just after the withdrawal.

●
Because your withdrawals exceeded the maximum WB amount, your remaining GLB amount is reduced to the lesser of your previous remaining GLB amount reduced dollar for dollar for the withdrawal ($90,000 - $5,000), and your current Account Value ($74,000). Therefore, your new remaining GLB amount is $74,000. Your maximum WB amount is reduced so that the date on which the remaining GLB expires will be the same date it would have expired had the maximum WB been withdrawn every year (i.e., ($90,000 - $2,000) ÷ $7,000 = 12.57 years). Thus the new maximum WB amount becomes $5,887 ($74,000 ÷ 12.57).

EXAMPLE 8: Withdrawals under the WB Plan; high investment performance; step-up elected.

●
Assume that you elect the WB plan at the beginning of your second Contract Year. The maximum WB amount would be $7,000 (i.e., 7% of the $100,000 remaining GLB amount). However, assume you make no withdrawals. On February 1, 2010, assume that your Account Value is $124,000. Since your Account Value is greater than your remaining GLB amount, you may step-up your remaining GLB amount to $124,000. Assume that you do not step-up. Your remaining GLB amount is still $100,000, and the maximum WB amount is still $7,000.

●
Assume that on March 3, 2010, your Account Value is now $125,000. You now make a withdrawal of $5,000. Your remaining GLB amount is now $95,000. Your Account Value is now $120,000. Since your Account Value is greater than your remaining GLB amount, you may step-up your remaining GLB amount to $120,000. Assume that you do step-up. Your maximum WB amount is calculated as 7% of $120,000 = $8,400. Since this is greater than your current maximum WB amount of $7,000, your maximum WB amount increases to $8,400.

●
Assume that you wish to make another withdrawal on October 5, 2010. Because you have already withdrawn $5,000 in the current Contract Year, you can withdraw $3,400 ($8,400 - $5,000) without exceeding your WB maximum. Assume that you withdraw this $3,400. Your remaining GLB amount is now $116,600 ($120,000 - $3,400). Assume that your Account Value is now $118,000.

●
On January 2, 2011 you begin a new Contract Year. Therefore, you can withdraw $8,400 in this new Contract Year without exceeding your WB maximum. Assume that you do withdraw $8,400 in this Contract Year. On December 31, 2011, the remaining GLB amount equals $108,200. Assume that, on this date, your Account Value equals $110,000.

●	Assume that you continue to withdraw $8,400 each Contract Year. On December 31, 2023, the remaining GLB amount equals $7,400. Assume that, on this date, your Account Value equals $30,000.

●
Assume that you withdraw $7,400 on March 12, 2024. At that time, the remaining GLB amount is reduced to zero and Secured Returns 2 terminates and the annual fee stops. However, because there is a remaining Account Value, the Contract continues.

EXAMPLE 9: Withdrawals with Subsequent Purchase Payments under the AB Plan; low investment performance.

●	Assume that you did not elect the WB Plan at any time.

●	On June 1, 2010, you make an additional $80,000 Purchase Payment.

●	On June 1, 2010, your GLB amount is $168,000 [$100,000 + ($80,000 x 85%)].

●	Assume that, on June 1, 2011, you withdraw $40,000 and that your Account Value is $240,000 at this time. After the withdrawal, your Account Value is $200,000.

●	On June 1, 2011, your GLB amount is reset to $140,000. This equals the previous GLB amount reduced proportional to the amount of Account Value withdrawn, or $168,000 x [1 - (40,000 ÷ 240,000)].

●	Assume you make no more withdrawals or Purchase Payments and that your Account Value on January 1, 2015, is $125,000. Assume that your total rider charges to date are $6,670.

●	Since your Account Value is less than your GLB amount by $15,000, an amount equal to $15,000 will be deposited into your Contract ($140,000 - $125,000).

EXAMPLE 10: Step-up and Sub-deposits under the AB Plan; high investment performance; step-up elected; refund applies.

●
Assume that you did not elect the WB Plan at any time and that your Designated Funds had high investment performance. Assume that your Account Value is $150,000 on January 1, 2010. Since this amount is greater than your GLB amount, you may step-up to a new 10 year period, with a new GLB amount of $150,000. Assume that you do elect to step-up.

●	On June 1, 2011, you make an additional $80,000 Purchase Payment.

●
On June 1, 2011, your GLB amount is $230,000 [$150,000 + ($80,000 x 100%)]. Since it has only been one year since the step-up was elected, the GLB amount is increased by 100% of the new Purchase Payment amount.

●
Your new AB Plan maturity date is now January 1, 2020 (ten years after the date of the step-up). Assume that on January 1, 2020 your Account Value is $280,000. Assume that your total rider charges to date are $15,130.

●	Because your Account Value is greater than the GLB amount of $230,000, your account will be credited with the amount of your rider charges, increasing your Account Value to $295,130.

EXAMPLE 11: Withdrawals with Subsequent Purchase Payments under the WB Plan.

●
Assume that you elect the WB plan at the beginning of the second Contract Year and then choose to systematically withdraw the maximum WB amount (i.e., 7% of the $100,000 remaining GLB amount, or $7,000).

●	On January 1, 2007, your remaining GLB amount will be $93,000. Assume that, on this date, your Account Value is $91,000.

●	On January 6, 2007, you make an additional Purchase Payment of $50,000.

●	Your remaining GLB amount is reset to $143,000 ($93,000 + $50,000).

●	Your maximum WB amount is reset to $10,500 [$7,000 + (7% x $50,000)].

●	Assume you increase your annual withdrawals to equal the maximum WB amount of $10,500.

●	On January 1, 2008, your remaining GLB amount is $132,500 ($143,000 - $10,500). Assume that you make no additional Purchase Payments and the maximum WB amount is withdrawn annually.

●
Assume that on January 1, 2016, your Account Value is $0. Your remaining GLB amount will be $48,500 [$132,500 - ($10,500 x 8 years)]. Withdrawals of $10,500 will continue until the remaining GLB amount runs out in year 2020. At that time, the Secured Returns 2 terminates.

EXAMPLE 12: Calculation of explicit rider charges.

●
Assume that you did not elect the WB plan at any time. Assume that your Account Value increases at an annual rate of 5% per year throughout the first ten years. Also assume that you do not elect to step-up at any time.

●
On March 31, 2005, your Account Value before the charge for Secured Returns 2 is taken is $101,196.79. The charge deducted on March 31, 2005 is $126.50 ($101,196.79 x .00125). Therefore, your ending Account Value on March 31, 2005 is $101,070.29 ($101,196.79 - $126.50).

●
On June 30, 2005, your Account Value before the charge for Secured Returns 2 is taken is $102,307.23. The fee deducted on June 30, 2005 is $127.88 ($102,307.23 x .00125). Therefore, your ending Account Value on June 30, 2005 is $102,179.35 ($102,307.23 - $127.88).

●
On September 30, 2005, your Account Value before the charge for Secured Returns 2 is taken is $103,443.69. The fee deducted on September 30, 2005 is $129.30 ($103,443.69 x .00125). Therefore, your ending Account Value on September 30, 2005 is $103,314.39 ($103,443.69 - $129.30).

●
This pattern continues until the maturity date for your Benefit of January 1, 2015. On that date, your Account will be credited with a payment. If your current Account Value is less than your current GLB amount, then your Account will be credited with the difference between these two amounts. If your current Account Value is greater than your current GLB amount, then your Account will be credited with the sum of all of Secured Returns 2 charges that have been made. Note that if Secured Returns 2 was revoked or cancelled before the maturity date for your Benefit of January 1, 2015, then no Secured Returns 2 credit will be made to your Account.

APPENDIX G -
SECURED RETURNS FOR LIFE PLUS BENEFIT EXAMPLES

All of the following examples are based upon the assumption that you purchased a Contract on January 1, 2007 with an initial Purchase Payment of $100,000 and you elected Secured Returns for Life Plus. Your initial GLB amount equals your deposit amount of $100,000.

EXAMPLE 1: Calculation of Benefits under AB Plan.

●
Assume that you are age 65 at issue. Assume that you elect the AB plan. Your GLB amount at issue and your Bonus Base at issue are both equal to $100,000 (your Purchase Payment amount). Assume that you take no withdrawals in your first policy year. Therefore, on January 1, 2008, your accrued bonus amount is $5,000, which equals 5% of the Bonus Base. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

●
Assume that you take no withdrawals in your second policy year. Therefore, on January 1, 2009, your accrued bonus amount is $10,000, which equals $5,000 (5% of the Bonus Base) plus your previous accrued bonus amount of $5,000. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

●
Assume that you take no withdrawals in your third policy year. Therefore, on January 1, 2010, your accrued bonus amount is $15,000, which equals $5,000 (5% of the Bonus Base) plus your previous accrued bonus amount of $10,000. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

●
Assume that you remain in the AB plan until it "matures" on January 1, 2017. Assume that you have taken no withdrawals since your contract was issued. Your accrued bonus amount is $50,000 ($5,000 per year for ten years). Since your rider has "matured" in the AB plan, the accrued bonus amount becomes $0. Assume that your Account Value on January 1, 2017 is $88,000. Since your Account Value is less than your GLB amount by $12,000, an amount equal to $12,000 will be deposited into your Contract ($100,000 - $88,000).

●
If the Living Benefit Program is still available to new Owners, you may elect to renew your participation in the Program with a new GLB amount of $100,000 at the cost and terms available to new Owners.

EXAMPLE 2: Calculation of Benefits under AB Plan with Subsequent Purchase Payments; Refund Applies.

●
Assume that you are age 65 at issue. Assume that you elect the AB plan. Your GLB amount at issue and your Bonus Base at issue are both equal to $100,000 (your Purchase Payment amount). Assume that you take no withdrawals in your first policy year. Therefore, on January 1, 2008, your accrued bonus amount is $5,000, which equals 5% of the Bonus Base. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

●
Assume that you take no withdrawals in your second policy year. Therefore, on January 1, 2009, your accrued bonus amount is $10,000, which equals $5,000 (5% of the Bonus Base) plus your previous accrued bonus amount of $5,000. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

●
Assume that on May 20, 2009, you make a deposit of $80,000. Since you are in your third policy year, your GLB amount is increased by 85% of this deposit. Therefore, your new GLB amount is $168,000 (old GLB amount of $100,000 plus 85% of new deposit of $80,000). Your new Bonus Base is also $168,000 (old Bonus Base of $100,000 plus 85% of new deposit of $80,000). Your accrued bonus amount remains at $10,000.

●
Assume that you take no withdrawals in your third policy year. Therefore, on January 1, 2010, your accrued bonus amount is $18,400, which equals $8,400 (5% of the Bonus Base) plus your previous accrued bonus amount of $10,000. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $168,000.

●
Assume that you remain in the AB Plan until it "matures" on January 1, 2017. Assume that you have taken no withdrawals since your contract was issued. Your accrued bonus amount is $77,200 ($5,000 per year for two years plus $8,400 per year for eight years). Since your rider "matured" in the AB Plan, the accrued bonus amount becomes $0. Assume that your Account Value on January 1, 2017 is $200,000. Assume that the total rider charges you paid were $8,375.

●
Because your Account Value is greater than your GLB amount ($200,000 vs. $168,000), your Contract will be credited with an amount equal to the rider charges you have paid ($8,375), increasing your Account Value to $208,375.

●
If Secured Returns for Life Plus is still available to new Owners, you may elect to renew your participation in Secured Returns for Life Plus with a new GLB amount of $208,375 at the cost and terms available to new Owners.

EXAMPLE 3: Withdrawals under AB Plan.

●
Assume that you are age 65 at issue. Assume that you elect the AB plan. Your GLB amount at issue and your Bonus Base at issue are both equal to $100,000 (your Purchase Payment amount). Assume that you take no withdrawals in your first policy year. Therefore, on January 1, 2008, your accrued bonus amount is $5,000, which equals 5% of the Bonus Base. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

●
Assume that you take no withdrawals in your second policy year. Therefore, on January 1, 2009, your accrued bonus amount is $10,000, which equals $5,000 (5% of the Bonus Base) plus your previous accrued bonus amount of $5,000. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

●
Assume that on March 10, 2009 (in your third policy year), your Account Value is $80,000. Also assume that you take a withdrawal of $10,000 on this date. Therefore, your ending Account Value on March 10, 2009 is $70,000. Your GLB amount, Bonus Base, and accrued bonus amount are reduced proportionally to the amount withdrawn. Therefore, your new GLB amount is

$100,000 x ($70,000 / $80,000) = $87,500. Your new Bonus Base is $100,000 x ($70,000 / $80,000) = $87,500. Your new accrued bonus amount is $10,000 x ($70,000 / $80,000) = $8,750.

●
Assume that you take no more withdrawals in your third policy year. Therefore, on January 1, 2010, your GLB amount remains at $87,500, and your Bonus Base also remains at $87,500. Since you made a withdrawal in your third policy year, you do not accrue a bonus amount in that policy year. Therefore, your accrued bonus amount remains at $8,750.

●
Assume that you take no withdrawals in your fourth contract year. Therefore, on January 1, 2011, your accrued bonus amount is $13,125, which equals $4,375 (5% of the Bonus Base) plus your previous accrued bonus amount of $8,750. Since no withdrawals were been taken, your GLB amount and your Bonus Base both remain at $87,500.

●
Assume that you remain in the AB plan until it "matures" on January 1, 2017. Assume that you take no more withdrawals from your contract. Your accrued bonus amount is $39,375 ($8,750 total for the first two years plus $4,375 per year for seven years). Since your rider has "matured" in the AB plan, the accrued bonus amount becomes $0. Assume that your Account Value on January 1, 2017 is $80,000. Since your Account Value is less than your GLB amount by $7,500, an amount equal to $7,500 will be deposited into your Contract ($87,500 - $80,000).

●
If Secured Returns for Life Plus is still available to new Owners, you may elect to renew your participation in Secured Returns for Life Plus with a new GLB amount of $87,500 at the cost and terms available to new Owners.

EXAMPLE 4: Step-up elected under AB Plan.

●
Assume that you are age 65 at issue. Assume that you elect the AB plan. Your GLB amount at issue and your Bonus Base at issue are both equal to $100,000 (your Purchase Payment amount). Assume that you take no withdrawals in your first policy year. Therefore, on January 1, 2008, your accrued bonus amount is $5,000, which equals 5% of the Bonus Base. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

●
Assume that you take no withdrawals in your second policy year. Therefore, on January 1, 2009, your accrued bonus amount is $10,000, which equals $5,000 (5% of the Bonus Base) plus your previous accrued bonus amount of $5,000. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

●
Assume that you take no withdrawals in your third policy year. Therefore, on January 1, 2010, your accrued bonus amount is $15,000, which equals $5,000 (5% of the Bonus Base) plus your previous accrued bonus amount of $10,000. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

●
Assume that on January 1, 2010 your Account Value is $118,000. Since you have reached your third contract anniversary and since your Account Value is greater than your GLB amount, you may elect to step up to a new ten year period, with a new GLB amount of $118,000. Assume that you do elect to step up. Your GLB amount is now equal to $118,000. Also, your Bonus Base is now equal to $118,000. Your AB plan "maturity date" is now January 1, 2020. Since your new GLB amount of $118,000 is greater than the sum of your old GLB amount of $100,000 plus your old accrued bonus amount of $15,000, your new accrued bonus amount is set equal to $0.

●
Assume that you take no withdrawals in your fourth policy year. Therefore, on January 1, 2011, your accrued bonus amount is $5,900, which equals $5,900 (5% of the Bonus Base) plus your previous accrued bonus amount of $0. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $118,000.

●
Assume that you remain in the AB plan until it "matures" on January 1, 2020. Assume that you have taken no withdrawals since your contract was issued. Your accrued bonus amount is $41,300 ($5,900 per year for seven years). Since your rider has "matured" in the AB plan, the accrued bonus amount becomes $0. Assume that your Account Value on January 1, 2020 is $112,000. Since your Account Value is less than your GLB amount by $6,000, an amount equal to $6,000 will be deposited into your Contract ($118,000 - $112,000).

●
If Secured Returns for Life Plus is still available to new Owners, you may elect to renew your participation in Secured Returns for Life Plus with a new GLB amount of $118,000 at the cost and terms available to new Owners.

EXAMPLE 5: Calculation of Benefits under WB Plan; Early Withdrawals.

●	Assume you are age 56 at issue. Also assume that you elect the WB plan on January 1, 2007, and that you choose to systematically withdraw the Maximum WB Amount annually.

●	On January 1, 2007:

●	Your GLB Base is $100,000 [the value of your RGLB amount on the day you elect to participate in the WB Plan].
●	Your Maximum WB Amount is $5,000 [5% of your GLB Base].
●	Your Lifetime Income Base is zero because you have not passed your first Contract Anniversary after your 59th birthday
●	Your Maximum WB for Life Amount is zero [4% of your Lifetime Income Base].
●	Your Bonus Base is $100,000 [the amount of your initial Purchase Payment]. Since you are taking withdrawals each Contract Year, you do not receive any bonus credits.

●	On December 31, 2007, after your first systematic withdrawal of $5,000, your Maximum WB Amount:

●	Your Account Value is reduced by the amount of the withdrawal [$5,000].
●	Your RGLB amount, reduced by the amount of the withdrawal, is $95,000 [$100,000-$5,000].
●	Your GLB Base is still $100,000 because you did not withdraw more than your Maximum WB Amount.
●	Your Lifetime Income Base is zero because you have not passed your first Contract Anniversary after your 59th birthday.
●	Your Bonus Base is still $100,000 because you did not withdraw more than your Maximum WB Amount.

●
Assume you take only systematic withdrawals of $5,000 for a total of 3 years. Assume you make no subsequent Purchase Payments. On December 1, 2009, you celebrate your 59th birthday. On January 1, 2010:

●	Your Account Value has been reduced by the amount of the total withdrawals [$15,000].
●	Your RGLB amount, reduced by the amount of the total withdrawal, is $85,000 [$100,000-($5,000 x 3)].
●	Your GLB Base is still $100,000 because you did not withdraw more than your Maximum WB Amount in any Contract Year.
●	Your Lifetime Income Base is set at $85,000 [an amount equal to the RGLB amount on your first Contract Anniversary after your 59th birthday].
●	Your Maximum WB for Life Amount is $3,400 [4% of your Lifetime Income Base because you are less than 65 years old].
●	Your Bonus Base is still $100,000 because you did not withdraw more than your Maximum WB Amount.

●
Assume you elect to take only annual systematic withdraws of no more than your Maximum WB for Life Amount [$3,400] for an additional 20 years. Assume you make no subsequent Purchase Payments, and that your Account Value reduces to zero. On December 31, 2029:

●	Your Account Value equals zero.
●	Your RGLB amount, reduced by the amount of the total withdrawals, is $17,000 [85,000 - ($3,400 x 20)]
●	Your GLB Base is still $100,000 because you did not withdraw more than the Maximum WB Amount in any Contract Year.
●	Your Lifetime Income Base is still $85,000 because you did not withdraw more than the Maximum WB for Life Amount in any Contract Year.
●	Your Bonus Base is $0 because bonus credits may only be given in the first ten Contract Years.

Even though your rights under the annuity Contract terminated when the Account Value became zero, we will continue to make payments to you. At this point, however, you must choose between:

(1)	withdrawing the Maximum WB for Life Amount each year until you die or
(2)	withdrawing your Maximum WB Amount each year until your RGLB amount is reduced to zero.

●
Assume you elect to take annual payments of your Maximum WB for Life Amount. Therefore you will continue to receive $3,400 per year as long as you are alive. If you die before your RGLB amount is reduced to $0, your beneficiary will receive $5,000 per year (your Maximum WB Amount) until your RGLB amount is reduced to zero.

EXAMPLE 6: Calculation of Benefits under WB Plan with Subsequent Purchase Payments; Lifetime Withdrawals.

●	Assume you are age 60 at issue. Also assume that you elect the WB plan on January 1, 2007, and that you choose to systematically withdraw the Maximum WB for Life Amount annually.

●	On January 1, 2007:

●	Your GLB Base is $100,000 [the value of your RGLB amount on the day you elect to participate in the WB Plan].
●	Your Maximum WB Amount is $5,000 [5% of your GLB Base].
●	Your Lifetime Income Base is $100,000 [the value of your RGLB amount on the day you elect to participate in the WB Plan].
●	Your Maximum WB for Life Amount is $4,000 [4% of your Lifetime Income Base because you are age 60].
●	Your Bonus Base is $100,000 [the amount of your initial Purchase Payment]. Since you are taking withdrawals each Contract Year, you do not receive any bonus credits.

●	On December 31, 2007, after your first systematic withdrawal of $4,000:

●	Your Account Value is reduced by the amount of the withdrawal [$4,000].
●	Your RGLB amount, reduced by the amount of the withdrawal, is $96,000 [$100,000-$4,000].
●	Your GLB Base is still $100,000 because you did not withdraw more than your Maximum WB Amount.
●	Your Lifetime Income Base is $100,000 because you did not withdraw more than your Maximum WB for Life Amount.
●	Your Bonus Base is still $100,000 because you did not withdraw more than your Maximum WB Amount.

●
Assume you take only annual systematic withdrawals of $4,000 for a total of 4 years. Assume you make a subsequent Purchase Payment of $50,000, in your 4th Contract Year. Assume also that, immediately before the subsequent Purchase Payment, your Account Value was $80,000. On December 31, 2010:

●	Your RGLB amount, reduced by the amount of the total withdrawals and increased by the subsequent Purchase Payment, is $134,000 [$100,000 - ($4,000 x 4) + $50,000].
●	Your GLB Base, increased by the subsequent Purchase Payment, is $150,000.
●	Your Maximum WB Amount is $7,500 [5% of your new GLB Base]
●	Your Lifetime Income Base, increased by the subsequent Purchase Payment, is $150,000.
●	Your Maximum WB for Life Amount is $6,000 [4% of your new Lifetime Income Base]
●	Your GLB Base, increased by the subsequent Purchase Payment, is $150,000.

You may increase your annual systematic withdrawals to $6,000 without any effect on your future lifetime benefits.

●
Assume you elect to take only annual systematic withdraws of no more than your Maximum WB for Life Amount [$6,000] for an additional 20 years. Assume you make no subsequent Purchase Payments, and that your Account Value reduces to zero. On December 31, 2030:

●	Your Account Value equals zero.
●	Your RGLB amount, reduced by the amount of the total withdrawals is $14,000 [$134,000 - ($6,000 x 20)].
●	Your GLB Base is still $150,000 because you did not withdraw more than your Maximum WB Amount.
●	Your Lifetime Income Base is $150,000 because you did not withdraw more than your Maximum WB for Life Amount in any Contract Year.
●	Your Bonus Base is $0 because bonus credits may only be given in the first ten Contract Years.

Even though your rights under the annuity Contract terminated when the Account Value became zero, we will continue to make payments to you. At this point, however, you must choose between:

(1)	withdrawing the Maximum WB for Life Amount each year until you die or
(2)	withdrawing your Maximum WB Amount each year until your RGLB amount is reduced to zero.

●
Assume you elect to take annual payments of your Maximum WB for Life Amount of $6,000. Therefore, you will continue to receive $6,000 per year as long as you are alive. If you die before your RGLB amount is reduced to $0, your beneficiary will receive $6,000 per year (your Maximum WB Amount) until your RGLB amount is reduced to zero.

EXAMPLE 7: Withdrawals under WB Plan Exceeding Maximum WB Amount.

●
Assume you are age 63 at issue. Also assume that you elect the WB plan on January 1, 2007. Assume that your Designated Funds have had poor investment performance, losing 2% a year over the course of the Contract. On January 1, 2007:

●	Your GLB Base is $100,000 [the value of your RGLB amount on the day you elect to participate in the WB Plan].
●	Your Maximum WB Amount is $5,000 [5% of your GLB Base].
●	Your Lifetime Income Base is $100,000 [the value of your RGLB amount on the day you elect to participate in the WB Plan].
●	Your Maximum WB for Life Amount is $4,000 [4% of your Lifetime Income Base because you are age 63].
●	Your Bonus Base is $100,000 [the amount of your initial Purchase Payment]. Since you are taking withdrawals each Contract Year, you do not receive any bonus credits.

●	On December 31, 2007, after you take a withdrawal of $6,000, your Account Value is $92,000:

●	Your RGLB amount is reduced to $92,000 [the lesser of (1) your current RGLB amount minus the withdrawal [$100,000-$6,000] and (2) your new Account Value [$92,000]].
●	Your GLB Base is reduced to $92,000 [the lesser of (1) your current GLB Base minus the excess withdrawal [$100,000 - ($6,000 - $5,000)] and (2) your new Account Value [$92,000]].
●	Your Maximum WB Amount is now $4,600 [5% of your GLB Base].
●
Your Lifetime Income Base is reduced to $92,000 [the lesser of (1) your current Lifetime Income Base minus the excess withdrawal [$100,000 - ($6,000 - $4,000)] and (2) your new Account Value [$92,000]].

●	Your Maximum WB for Life Amount is $3,680 [4% of your new Lifetime Income Base].
●	Your Bonus Base is reduced to $92,000 [the lesser of (1) your current Bonus Base minus the excess withdrawal [$100,000 - ($6,000 - $5,000)] and (2) your new Account Value [$92,000]].

●
Assume you make no subsequent Purchase Payments, but you take annual systematic withdrawals of $6,000 for a total of 13 years. Due to the of poor investment performance of your Designated Funds, your Account Value is now $7,609. Because you have taken withdrawals in excess of your Maximum WB Amount, your RGLB amount is also now $7,609. Because you have taken withdrawals in excess of your Maximum WB Amount, your GLB Base is also now $7,609. Your Maximum WB Amount is 5% of $7,609, or $380. Because you have taken withdrawals in excess of your Maximum WB for Life Amount, your Lifetime Income Base is also now $7,609. Your Maximum WB for Life Amount is 4% of $7,609, or $304. Your Bonus Base is $0 because bonus credits may only be given in the first ten Contract Years.

●	Assume your fund earns -2% in contract year 14, and that you take another $6,000 withdrawal. On December 31, 2020:

●	Your Account Value is $1,457.
●	Your RGLB amount is $1,457 [the lesser of (1) your current RGLB amount minus the withdrawal amount ($7,609 - $6,000) and (2) your new Account Value ($1,457)].
●	Your GLB Base is $1,457 [the lesser of (1) your current GLB Base minus the excess withdrawal [$7,609 - ($6,000 - $380)] and (2) your new Account Value [$1,457]].
●	Your Maximum WB Amount equals $73 [5% of your new Lifetime Income Base].
●	Your Lifetime Income Base is $1,457 [the lesser of (1) your current Lifetime Income Base minus the excess withdrawal [$7,609 - ($6,000 - $304)] and (2) your new Account Value [$1,457]].
●	Your Maximum WB for Life Amount equals $58 [4% of your new Lifetime Income Base].

Because your GLB Base is greater than zero, you may take annual withdrawals up to the Maximum WB Amount until your RGLB amount becomes zero. Because your Lifetime Income Base is greater than zero, you may take annual withdrawals up to the Maximum WB for Life Amount until you die or annuitize. Any withdrawal you take that is greater than your Maximum WB Amount will reduce your GLB Base (and hence, give you a new, reduced Maximum WB Amount). Any withdrawal you take that is greater than your Maximum WB for Life Amount will reduce your Lifetime Income Base (and hence, give you a new, reduced Maximum WB for Life Amount).

If your Account Value is reduced to zero by a withdrawal that does not exceed your Maximum WB for Life Amount, you must choose between:

(1)	withdrawing the Maximum WB for Life Amount each year until you die or
(2)	withdrawing your Maximum WB Amount each year until your RGLB amount is reduced to zero.

If your Account Value is reduced to zero by a withdrawal that exceeds your Maximum WB for Life Amount but does not exceed your Maximum WB Amount, your Lifetime Income Base will become zero, but we will continue to pay your then current Maximum WB Amount each year until your RGLB is reduced to zero.

If your Account Value is reduced to zero by a withdrawal that exceeds both your Maximum WB for Life Amount and your Maximum WB Amount, your Lifetime Income Base, your RGLB amount, and your GLB Base will all be reduced to zero, your Maximum WB for Life Amount and your Maximum WB Amount will both become zero, and no more benefits will be paid.

EXAMPLE 8: Step-up elected under WB Plan.

●
Assume you are age 65 at issue. Also assume that you elect the WB plan on January 1, 2007, and that you choose to systematically withdraw the Maximum WB Amount annually. Assume that your Designated Funds have had good investment performance, gaining 6% a year over the course of the Contract. On January 1, 2007:

●	Your GLB Base is $100,000 [the value of your RGLB amount on the day you elect to participate in the WB Plan].
●	Your Maximum WB Amount is $5,000 [5% of your GLB Base].
●	Your Lifetime Income Base is $100,000 [the value of your RGLB amount on the day you elect to participate in the WB Plan].
●	Your Maximum WB for Life Amount is $5,000 [5% of your Lifetime Income Base because you are age 65].
●	Your Bonus Base is $100,000 [the amount of your initial Purchase Payment]. Since you are taking withdrawals each Contract Year, you do not receive any bonus credits.

●	On December 31, 2007, after you take your first systematic withdrawal of $5,000, your Account Value is $101,000:

●	Your RGLB amount, reduced by the amount of the withdrawal, is $95,000 [$100,000-$5,000].
●	Your GLB Base is still $100,000 because you withdrew no more than your Maximum WB Amount.
●	Your Maximum WB Amount is $5,000 [5% of your GLB Base].
●	Your Lifetime Income Base is $100,000 because you withdrew no more than your Maximum WB for Life Amount.
●	Your Maximum WB for Life Amount is $5,000 [5% of your Lifetime Income Base].
●	Your Bonus Base is still $100,000 because you did not withdraw more than your Maximum WB Amount.

●	Assume you make no subsequent Purchase Payments, but you take systematic withdrawals of $5,000 for a total of 3 years. On December 31, 2009:

●	Your Account Value is $103,184.
●	Your RGLB amount is $85,000 [$100,000 - ($5,000 x 3)].
●	Your GLB Base is still $100,000 because you withdrew no more than your Maximum WB Amount.
●	Your Maximum WB Amount is $5,000 [5% of your GLB Base].
●	Your Lifetime Income Base is still $100,000 because you withdrew no more than your Maximum WB for Life Amount.
●	Your Maximum WB for Life Amount is $5,000 [5% of your Lifetime Income Base].
●	Your Bonus Base is still $100,000 because you withdrew no more than your Maximum WB Amount.

Because your Account Value is greater than your RGLB amount, your GLB Base, and your Lifetime Income Base, you may step-up your RGLB amount, your GLB Base, your Bonus Base, and your Lifetime Income Base each to an amount equal to your current Account Value. Assume you elect to step-up. On January 1, 20010*:

●	Your Account Value is $103,184.
●	Your RGLB amount is $103,184.
●	Your GLB Base is $103,184.
●	Your Maximum WB Amount is $5,159 [5% of your new GLB Base].
●	Your Lifetime Income Base is $103,184.
●	Your Maximum WB for Life Amount is $5,159 [5% of your new Lifetime Income Base].
●	Your Bonus Base is $103,184.

*
Note: Assume instead that you elected to step-up sometime in 2010 after your withdrawal of $5,000 was taken and that your Account Value at the time of the step-up was $103,184. Your new Maximum WB Amount and new Maximum WB for Life amount of $5,159 would apply so that you could withdraw an additional $159 during the remainder of 2010 without exceeding your maximum amounts.

EXAMPLE 9: WB election at issue, withdrawals not taken immediately.

●
Assume that you are age 65 at issue. Also assume that you elect the WB plan at issue. Your RGLB amount, your GLB Base, your Lifetime Income Base (LIB), and your Bonus Base all equal $100,000. Your Maximum WB Amount equals 5% of your GLB Base, or $5,000. Your Maximum WB for Life Amount equals 5% of your Lifetime Income Base, or $5,000.

●
Assume that you take no withdrawals in your first contract year. Therefore, on January 1, 2008, the RGLB amount will be increased by $5,000, which equals 5% of the Bonus Base. Your new RGLB amount is now $105,000. Your GLB Base will now become the greater of

(i)	your old GLB Base of $100,000, and
(ii)	your new RGLB amount of $105,000.
Therefore, your GLB Base is now $105,000, and your new Maximum WB Amount is 5% of $105,000, or $5,250.
Your LIB will now become the greater of
(i)	your old LIB of $100,000, and
(ii)	the lesser of
(a)	your new RGLB amount of $105,000, and
(b)	your old LIB of $100,000 plus the bonus amount of $5,000.
Therefore, your LIB is now $105,000, and your new Maximum WB for Life Amount is 5% of $105,000, or $5,250.
Your Bonus Base remains at $100,000.

●
Assume that you take no withdrawals in your second contract year. Therefore, on January 1, 2009, the RGLB amount will be increased by $5,000, which equals 5% of the Bonus Base. Your new RGLB amount is now $110,000. Your GLB Base will now become the greater of

(i)	your old GLB Base of $105,000, and
(ii)	your new RGLB amount of $110,000.
Therefore, your GLB Base is now $110,000, and your new Maximum WB Amount is 5% of $110,000, or $5,500.
Your LIB will now become the greater of
(i)	your old LIB of $105,000, and
(ii)	the lesser of
(a)	your new RGLB amount of $110,000, and
(b)	your old LIB of $105,000 plus the bonus amount of $5,000.
Therefore, your LIB is now $110,000, and your new Maximum WB for Life Amount is 5% of $110,000, or $5,500.
Your Bonus Base remains at $100,000.

●
Assume that you take a withdrawal equal to your Maximum WB for Life Amount of $5,500 in your third contract year. Your RGLB amount will be reduced by the amount of the withdrawal, so that it will equal $110,000 - $5,500, or $104,500. Your GLB Base will remain at $110,000, so your Maximum WB Amount will remain at 5% of $110,000, or $5,500. Your LIB will also remain at $110,000, so your Maximum WB for Life Amount will remain at 5% of $110,000, or $5,500.

●
Assume that you remain alive and that you continue to make withdrawals of $5,500 until the RGLB amount runs out in year 2028. Because the RGLB amount is now $0, the GLB Base also becomes $0. Your LIB is still $110,000. Therefore, you can continue to receive $5,500 per year as long as you are alive. Also, if there is a remaining Account Value, the Contract continues.

EXAMPLE 10: WB election at issue, sub-deposits made, withdrawals not taken immediately.

●
Assume that you are age 65 at issue. Also assume that you elect the WB plan at issue. Your RGLB amount, your GLB Base, your Lifetime Income Base (LIB), and your Bonus Base all equal $100,000. Your Maximum WB Amount equals 5% of your GLB Base, or $5,000. Your Maximum WB for Life Amount equals 5% of your Lifetime Income Base, or $5,000.

●
Assume that you take no withdrawals in your first contract year. Therefore, on January 1, 2008, the RGLB amount will be increased by $5,000, which equals 5% of the Bonus Base. Your new RGLB amount is now $105,000. Your GLB Base will now become the greater of

(i)	your old GLB Base of $100,000, and
(ii)	your new RGLB amount of $105,000.
Therefore, your GLB Base is now $105,000, and your new Maximum WB Amount is 5% of $105,000, or $5,250.
Your LIB will now become the greater of
(i)	your old LIB of $100,000, and
(ii)	the lesser of
(a)	your new RGLB amount of $105,000, and
(b)	your old LIB of $100,000 plus the bonus amount of $5,000.
Therefore, your LIB is now $105,000, and your new Maximum WB for Life Amount is 5% of $105,000, or $5,250.
Your Bonus Base remains at $100,000.

●
Assume that you make a deposit of $60,000 in your second contract year. Your RGLB amount, GLB Base, LIB, and Bonus Base are all increased by the amount of the deposit. Therefore, your RGLB amount, GLB Base, and LIB are all now equal to $105,000 plus $60,000 = $165,000. Your Bonus Base is now equal to $100,000 plus $60,000 = $160,000.

●
Assume that you take no withdrawals in your second contract year. Therefore, on January 1, 2009, the RGLB amount will be increased by $8,000, which equals 5% of the Bonus Base. Your new RGLB amount is now $173,000. Your GLB Base will now become the greater of

(i)	your old GLB Base of $165,000, and
(ii)	your new RGLB amount of $173,000.
Therefore, your GLB Base is now $173,000, and your new Maximum WB Amount is 5% of $173,000, or $8,650.
Your LIB will now become the greater of
(i)	your old LIB of $165,000, and
(ii)	the lesser of
(a)	your new RGLB amount of $173,000, and
(b)	your old LIB of $165,000 plus the bonus amount of $8,000.
Therefore, your LIB is now $173,000, and your new Maximum WB for Life Amount is 5% of $173,000, or $8,650.
Your Bonus Base remains at $160,000.

●
Assume that you take a withdrawal equal to your Maximum WB for Life Amount of $8,650 in your third contract year. Your RGLB amount will be reduced by the amount of the withdrawal, so that it will equal $173,000 - $8,650, or $164,350. Your GLB Base will remain at $173,000, so your Maximum WB Amount will remain at 5% of $173,000, or $8,650. Your LIB will also remain at $173,000, so your Maximum WB for Life Amount will remain at 5% of $173,000, or $8,650. Your Bonus Base will remain at $160,000.

●
Assume that you remain alive and that you continue to make withdrawals of $8,650 until the RGLB amount runs out in year 2028. Because the RGLB amount is now $0, the GLB Base also becomes $0. Your Bonus Base is $0 because bonus credits may only be given in the first ten Contract Years. Your LIB is still $173,000. Therefore, you can continue to receive $8,650 per year as long as you are alive. Also, if there is a remaining Account Value, the Contract continues.

EXAMPLE 11: WB election at issue, withdrawals taken.

●
Assume that you are age 65 at issue. Also assume that you elect the WB plan at issue. Your RGLB amount, your GLB Base, your Lifetime Income Base (LIB), and your Bonus Base all equal $100,000. Your Maximum WB Amount equals 5% of your GLB Base, or $5,000. Your Maximum WB for Life Amount equals 5% of your Lifetime Income Base, or $5,000.

●
Assume that you take no withdrawals in your first contract year. Therefore, on January 1, 2008, the RGLB amount will be increased by $5,000, which equals 5% of the Bonus Base. Your new RGLB amount is now $105,000. Your GLB Base will now become the greater of

(i)	your old GLB Base of $100,000, an
(ii)	your new RGLB amount of $105,000
Therefore, your GLB Base is now $105,000, and your new Maximum WB Amount is 5% of $105,000, or $5,250.
Your LIB will now become the greater of
(i)	your old LIB of $100,000, and
(ii)	the lesser of
(a)	your new RGLB amount of $105,000, and
(b)	your old LIB of $100,000 plus the bonus amount of $5,000.
Therefore, your LIB is now $105,000, and your new Maximum WB for Life Amount is 5% of $105,000, or $5,250.
Your Bonus Base remains at $100,000.

●
Assume that you take a withdrawal equal to your Maximum WB for Life Amount of $5,250 in your second contract year. Your RGLB amount will be reduced by the amount of the withdrawal, so that it will equal $105,000 - $5,250, or $99,750. Your GLB Base will remain at $105,000, so your Maximum WB Amount will remain at 5% of $105,000, or $5,250. Your LIB will also remain at $105,000, so your Maximum WB for Life Amount will remain at 5% of $105,000, or $5,250. Since your withdrawal did not exceed your Maximum WB Amount, your Bonus Base will remain at $100,000.

●
Assume that you take no withdrawals in your third contract year. Therefore, on January 1, 2010, the RGLB amount will be increased by $5,000, which equals 5% of the Bonus Base. Your new RGLB amount is now $104,750. Your GLB Base will now become the greater of

(i)	your old GLB Base of $105,000, and
(ii)	your new RGLB amount of $104,750.
Therefore, your GLB Base remains at $105,000, and your Maximum WB Amount remains at 5% of $105,000, or $5,250.
Your LIB will now become the greater of
(i)	your old LIB of $105,000, and
(ii)	the lesser of
(a)	your new RGLB amount of $104,750, and
(b)	your old LIB of $105,000 plus the bonus amount of $5,000.
Therefore, your LIB remains at $105,000, and your Maximum WB for Life Amount remains at 5% of $105,000, or $5,250.
Your Bonus Base remains at $100,000.

●
Assume that you take no withdrawals in your fourth contract year. Therefore, on January 1, 2011, the RGLB amount will be increased by $5,000, which equals 5% of the Bonus Base. Your new RGLB amount is now $109,750. Your GLB Base will now become the greater of

(i)	your old GLB Base of $105,000, and
(ii)	your new RGLB amount of $109,750.
Therefore, your GLB Base is now $109,750, and your new Maximum WB Amount is 5% of $109,750, or $5,487.
Your LIB will now become the greater of
(i)	your old LIB of $105,000, and
(ii)	the lesser of
(a)	your new RGLB amount of $109,750, and
(b)	your old LIB of $105,000 plus the bonus amount of $5,000.
Therefore, your LIB is now $109,750, and your new Maximum WB for Life Amount is 5% of $109,750, or $5,487.
Your Bonus Base remains at $100,000.

●
Assume that you take a withdrawal equal to your Maximum WB for Life Amount of $5,487 in 2011. Also assume that you remain alive and continue to take annual withdrawals of $5,487 until the RGLB amount runs out in year 2030. Because the RGLB amount is now $0, the GLB Base also becomes $0. Your Bonus Base is $0 because bonus credits may only be given in the first ten Contract Years. Your LIB is still $109,750. Therefore, you can continue to receive $5,487 per year as long as you are alive. Also, if there is a remaining Account Value, the Contract continues.

EXAMPLE 12: WB election at issue, excess withdrawal taken.

●
Assume that you are age 65 at issue. Also assume that you elect the WB plan at issue. Your RGLB amount, your GLB Base, your Lifetime Income Base (LIB), and your Bonus Base all equal $100,000. Your Maximum WB Amount equals 5% of your GLB Base, or $5,000. Your Maximum WB for Life Amount equals 5% of your Lifetime Income Base, or $5,000.

●
Assume that you take no withdrawals in your first contract year. Therefore, on January 1, 2008, the RGLB amount will be increased by $5,000, which equals 5% of the Bonus Base. Your new RGLB amount is now $105,000. Your GLB Base will now become the greater of

(i)	your old GLB Base of $100,000, and
(ii)	your new RGLB amount of $105,000.
Therefore, your GLB Base is now $105,000, and your new Maximum WB Amount is 5% of $105,000, or $5,250.
Your LIB will now become the greater of
(i)	your old LIB of $100,000, and
(ii)	the lesser of
(a)	your new RGLB amount of $105,000, and
(b)	your old LIB of $100,000 plus the bonus amount of $5,000.
Therefore, your LIB is now $105,000, and your new Maximum WB for Life Amount is 5% of $105,000, or $5,250.
Your Bonus Base remains at $100,000.

●
Assume that you take a withdrawal of $6,000 in your second contract year. This withdrawal exceeds both your Maximum WB Amount and your Maximum WB for Life Amount of $5,250. Assume that your Account Value equals $90,000 after you make this withdrawal. Your RGLB amount will be reduced to the lesser of

(i)	your old RGLB amount of $105,000 minus the $6,000 withdrawal, and
(ii)	your Account Value of $90,000.
Therefore, your new RGLB amount is $90,000.
Your GLB Base will be reduced to the lesser of
(i)	your old GLB Base of $105,000 minus the $750 excess withdrawal, and
(ii)	your Account Value of $90,000.
Therefore, your new GLB Base is $90,000. Your new Maximum WB Amount is 5% of $90,000, or $4,500.
Your Bonus Base will be reduced to the lesser of
(i)	your old Bonus Base of $100,000 minus the $750 excess withdrawal, and
(ii)	your Account Value of $90,000.
Therefore, your new Bonus Base is $90,000.
Your LIB will be reduced to the lesser of
(i)	your old LIB of $105,000 minus the $750 excess withdrawal, and
(ii)	your Account Value of $90,000.
Therefore, your new LIB is $90,000. Your new Maximum WB for Life Amount is 5% of $90,000, or $4,500.

●
Assume that you take no withdrawals in your third contract year. Therefore, on January 1, 2010, the RGLB amount will be increased by $4,500, which equals 5% of the Bonus Base. Your new RGLB amount is now $94,500. Your GLB Base will now become the greater of

(i)	your old GLB Base of $90,000, and
(ii)	your new RGLB amount of $94,500.
Therefore, your GLB Base is now $94,500, and your new Maximum WB Amount is 5% of $94,500, or $4,725.
Your LIB will now become the greater of
(i)	your old LIB of $90,000, and
(ii)	the lesser of
(a)	your new RGLB amount of $94,500, and
(b)	your old LIB of $90,000 plus the bonus amount of $4,500.
Therefore, your LIB is now $94,500, and your new Maximum WB for Life Amount is 5% of $94,500, or $4,725.
Your Bonus Base remains at $90,000.

●
Assume that you take no withdrawals in your fourth contract year. Therefore, on January 1, 2011, the RGLB amount will be increased by $4,500, which equals 5% of the Bonus Base. Your new RGLB amount is now $99,000. Your GLB Base will now become the greater of

(i)	your old GLB Base of $94,500, and
(ii)	your new RGLB amount of $99,000.
Therefore, your GLB Base is now $99,000, and your new Maximum WB Amount is 5% of $99,000, or $4,950.
Your LIB will now become the greater of
(i)	your old LIB of $94,500, and
(ii)	the lesser of
(a)	your new RGLB amount of $99,000, and
(b)	your old LIB of $94,500 plus the bonus amount of $4,500.
Therefore, your LIB is now $99,000, and your new Maximum WB for Life Amount is 5% of $99,000, or $4,950.
Your Bonus Base remains at $90,000.

●
Assume that you take a withdrawal equal to your Maximum WB for Life Amount of $4,950 in 2011. Also assume that you remain alive and continue to take annual withdrawals of $4,950 until the RGLB amount runs out in year 2030. Because the RGLB amount is now $0, the GLB Base also becomes $0. Your Bonus Base is $0 because bonus credits may only be given in the first ten Contract Years. Your LIB is still $99,000. Therefore, you can continue to receive $4,950 per year as long as you are alive. Also, if there is a remaining Account Value, the Contract continues.

EXAMPLE 13: WB election at issue, withdrawals not taken immediately, Step-up elected.

●
Assume that you are age 65 at issue. Also assume that you elect the WB plan at issue. Your RGLB amount, your GLB Base, your Lifetime Income Base (LIB), and your Bonus Base all equal $100,000. Your Maximum WB Amount equals 5% of your GLB Base, or $5,000. Your Maximum WB for Life Amount equals 5% of your Lifetime Income Base, or $5,000.

●
Assume that you take no withdrawals in your first contract year. Therefore, on January 1, 2008, the RGLB amount will be increased by $5,000, which equals 5% of the Bonus Base. Your new RGLB amount is now $105,000. Your GLB Base will now become the greater of

(i)	your old GLB Base of $100,000, and
(ii)	your new RGLB amount of $105,000.
Therefore, your GLB Base is now $105,000, and your new Maximum WB Amount is 5% of $105,000, or $5,250.
Your LIB will now become the greater of
(i)	your old LIB of $100,000, and
(ii)	the lesser of
(a)	your new RGLB amount of $105,000, and
(b)	your old LIB of $100,000 plus the bonus amount of $5,000.
Therefore, your LIB is now $105,000, and your new Maximum WB for Life Amount is 5% of $105,000, or $5,250.
Your Bonus Base remains at $100,000.

●
Assume that you take no withdrawals in your second contract year. Therefore, on January 1, 2009, the RGLB amount will be increased by $5,000, which equals 5% of the Bonus Base. Your new RGLB amount is now $110,000. Your GLB Base will now become the greater of

(i)	your old GLB Base of $105,000, and
(ii)	your new RGLB amount of $110,000.
Therefore, your GLB Base is now $110,000, and your new Maximum WB Amount is 5% of $110,000, or $5,500.
Your LIB will now become the greater of
(i)	your old LIB of $105,000, and
(ii)	the lesser of
(a)	your new RGLB amount of $110,000, and
(b)	your old LIB of $105,000 plus the bonus amount of $5,000.
Therefore, your LIB is now $110,000, and your new Maximum WB for Life Amount is 5% of $110,000, or $5,500.
Your Bonus Base remains at $100,000.

●
Assume that you take no withdrawals in your third contract year. Therefore, on January 1, 2010, the RGLB amount will be increased by $5,000, which equals 5% of the Bonus Base. Your new RGLB amount is now $115,000. Your GLB Base will now become the greater of

(i)	your old GLB Base of $110,000, and
(ii)	your new RGLB amount of $115,000.
Therefore, your GLB Base is now $115,000, and your new Maximum WB Amount is 5% of $115,000, or $5,750.
Your LIB will now become the greater of
(i)	your old LIB of $115,000, and
(ii)	the lesser of
(a)	your new RGLB amount of $115,000, and
(b)	your old LIB of $110,000 plus the bonus amount of $5,000.
Therefore, your LIB is now $115,000, and your new Maximum WB for Life Amount is 5% of $115,000, or $5,750.
Your Bonus Base remains at $100,000.

●
Assume that on January 2, 2010 your Account Value is $118,000. Since you have reached your third contract anniversary and since your Account Value is greater than both the GLB Base and the LIB, you may step up your WB plan guarantees. Assume that you do elect to step up. Your RGLB amount, your GLB Base, your LIB and your Bonus Base are all now equal to $118,000. Your new Maximum WB Amount is 5% of $118,000, or $5,900. Your new Maximum WB for Life Amount is 5% of $118,000, or $5,900.

●
Assume that you take no withdrawals in your fourth contract year. Therefore, on January 1, 2011, the RGLB amount will be increased by $5,900, which equals 5% of the Bonus Base. Your new RGLB amount is now $123,900. Your GLB Base will now become the greater of

(i)	your old GLB Base of $118,000, and
(ii)	your new RGLB amount of $123,900.
Therefore, your GLB Base is now $123,900, and your new Maximum WB Amount is 5% of $123,900, or $6,195.
Your LIB will now become the greater of
(i)	your old LIB of $118,000, and
(ii)	the lesser of
(a)	your new RGLB amount of $123,900, and
(b)	your old LIB of $118,000 plus the bonus amount of $5,900.
Therefore, your LIB is now $123,900, and your new Maximum WB for Life Amount is 5% of $123,900, or $6,195.
Your Bonus Base remains at $118,000.

●
Assume that you take a withdrawal equal to your Maximum WB for Life Amount of $6,195 in your fifth contract year. Your RGLB amount will be reduced by the amount of the withdrawal, so that it will equal $123,900 - $6,195, or $117,705. Your GLB Base will remain at $123,900, so your Maximum WB Amount will remain at 5% of $123,900, or $6,195. Your LIB will also remain at $123,900, so your Maximum WB for Life Amount will remain at 5% of $123,900, or $6,195. Your Bonus Base remains at $118,000.

●
Assume that you remain alive and that you continue to make withdrawals of $6,195 until the RGLB amount runs out in year 2030. Because the RGLB amount is now $0, the GLB Base also becomes $0. Your Bonus Base is $0 because bonus credits may only be given in the first ten Contract Years. Your LIB is still $123,900. Therefore, you can continue to receive $6,195 per year as long as you are alive. Also, if there is a remaining Account Value, the Contract continues.

EXAMPLE 14: Switch from AB to WB; No withdrawals under the AB Plan.

●
Assume that you are age 65 at issue. Assume that you elect the AB plan. Your GLB amount at issue and your Bonus Base at issue are both equal to $100,000 (your Purchase Payment amount). Assume that you take no withdrawals in your first policy year. Therefore, on January 1, 2008, your accrued bonus amount is $5,000, which equals 5% of the Bonus Base. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

●
Assume that you take no withdrawals in your second policy year. Therefore, on January 1, 2009, your accrued bonus amount is $10,000, which equals $5,000 (5% of the Bonus Base) plus your previous accrued bonus amount of $5,000. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

●
Assume that you take no withdrawals in your third policy year. Therefore, on January 1, 2010, your accrued bonus amount is $15,000, which equals $5,000 (5% of the Bonus Base) plus your previous accrued bonus amount of $10,000. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

●
Assume that while you are in your fourth policy year, you switch to the WB plan. Assume that you have not taken any withdrawals yet. Your RGLB amount is now equal to your old GLB amount of $100,000 plus your accrued bonus amount of $15,000, for a total of $115,000. Your GLB Base and your LIB are both set equal to the RGLB amount at the time of conversion to the WB plan. Therefore, both the GLB Base and the LIB are equal to $115,000. Your Maximum WB Amount equals 5% of your GLB Base, or $5,750. Your Maximum WB for Life Amount equals 5% of your LIB, or $5,750. Your Bonus Base remains at $100,000. Since you have switched to the WB plan, your accrued bonus amount becomes $0.

●
Assume that you take no withdrawals in your fourth contract year. Therefore, on January 1, 2011, the RGLB amount will be increased by $5,000, which equals 5% of the Bonus Base. Your new RGLB amount is now $120,000. Your GLB Base will now become the greater of

(i)	your old GLB Base of $115,000, and
(ii)	your new RGLB amount of $120,000.
Therefore, your GLB Base is now $120,000, and your new Maximum WB Amount is 5% of $120,000, or $6,000.
Your LIB will now become the greater of
(i)	your old LIB of $115,000, and
(ii)	the lesser of
(a)	your new RGLB amount of $120,000, and
(b)	your old LIB of $115,000 plus the bonus amount of $5,000.
Therefore, your LIB is now $120,000, and your new Maximum WB for Life Amount is 5% of $120,000, or $6,000.
Your Bonus Base remains at $100,000.

●
Assume that you take a withdrawal equal to your Maximum WB for Life Amount of $6,000 in your fifth contract year. Your RGLB amount will be reduced by the amount of the withdrawal, so that it will equal $120,000 - $6,000, or $114,000. Your GLB Base will remain at $120,000, so your Maximum WB Amount will remain at 5% of $120,000, or $6,000. Your LIB will also remain at $120,000, so your Maximum WB for Life Amount will remain at 5% of $120,000, or $6,000. Your Bonus Base remains at $100,000.

●
Assume that you remain alive and that you continue to make withdrawals of $6,000 until the RGLB amount runs out in year 2030. Because the RGLB amount is now $0, the GLB Base also becomes $0. Your Bonus Base is $0 because bonus credits may only be given in the first ten Contract Years. Your LIB is still $120,000. Therefore, you can continue to receive $6,000 per year as long as you are alive. Also, if there is a remaining Account Value, the Contract continues.

EXAMPLE 15: Switch from AB to WB; Withdrawals under the AB Plan.

●
Assume that you are age 65 at issue. Assume that you elect the AB plan. Your GLB amount at issue and your Bonus Base at issue are both equal to $100,000 (your Purchase Payment amount). Assume that you take no withdrawals in your first policy year. Therefore, on January 1, 2008, your accrued bonus amount is $5,000, which equals 5% of the Bonus Base. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

●
Assume that you take no withdrawals in your second policy year. Therefore, on January 1, 2009, your accrued bonus amount is $10,000, which equals $5,000 (5% of the Bonus Base) plus your previous accrued bonus amount of $5,000. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

●
Assume that on March 10, 2009 (in your third policy year), your Account Value is $80,000. Also assume that you take a withdrawal of $10,000 on this date. Therefore, your ending Account Value on March 10, 2009 is $70,000. Your GLB amount, Bonus Base, and accrued bonus amount are reduced proportionally to the amount withdrawn. Therefore, your new GLB amount is

$100,000 x ($70,000 / $80,000) = $87,500. Your new Bonus Base is $100,000 x ($70,000 / $80,000) = $87,500. Your new accrued bonus amount is $10,000 x ($70,000 / $80,000) = $8,750

●
Assume that while you are in your fourth policy year, you switch to the WB plan. Your RGLB amount is now equal to your old GLB amount of $87,500 plus your accrued bonus amount of $8,750, for a total of $96,250. Your GLB Base and your LIB are both set equal to the RGLB amount at the time of conversion to the WB plan. Therefore, both the GLB Base and the LIB are equal to $96,250. Your Maximum WB Amount equals 5% of your GLB Base, or $4,812. Your Maximum WB for Life Amount equals 5% of your LIB, or $4,812. Your Bonus Base remains at $87,500. Since you have switched to the WB plan, your accrued bonus amount becomes $0.

●
Assume that you take no withdrawals in your fourth contract year. Therefore, on January 1, 2011, the RGLB amount will be increased by $4,375, which equals 5% of the Bonus Base. Your new RGLB amount is now $100,625. Your GLB Base will now become the greater of

(i)	your old GLB Base of $96,250, and
(ii)	your new RGLB amount of $100,625.
Therefore, your GLB Base is now $100,625, and your new Maximum WB Amount is 5% of $100,625, or $5,031.
Your LIB will now become the greater of
(i)	your old LIB of $96,250, and
(ii)	the lesser of
(a)	your new RGLB amount of $100,625, and
(b)	your old LIB of $96,250 plus the bonus amount of $4,375.
Therefore, your LIB is now $100,625, and your new Maximum WB for Life Amount is 5% of $100,625, or $5,031.
Your Bonus Base remains at $87,500.

●
Assume that you take a withdrawal equal to your Maximum WB for Life Amount of $5,031 in your fifth contract year. Your RGLB amount will be reduced by the amount of the withdrawal, so that it will equal $100,625 - $5,031, or $95,594. Your GLB Base will remain at $100,625, so your Maximum WB Amount will remain at 5% of $100,625, or $5,031. Your LIB will also remain at $100,625, so your Maximum WB for Life Amount will remain at 5% of $100,625, or $5,031. Your Bonus Base remains at $87,500.

●
Assume that you remain alive and that you continue to make withdrawals of $5,031 until the RGLB amount runs out in year 2030. Because the RGLB amount is now $0, the GLB Base also becomes $0. Your Bonus Base is $0 because bonus credits may only be given in the first ten Contract Years. Your LIB is still $100,625. Therefore, you can continue to receive $5,031 per year as long as you are alive. Also, if there is a remaining Account Value, the Contract continues.

EXAMPLE 16: Switch from AB to WB; Step-up while in AB Plan.

●
Assume that you are age 65 at issue. Assume that you elect the AB plan. Your GLB amount at issue and your Bonus Base at issue are both equal to $100,000 (your Purchase Payment amount). Assume that you take no withdrawals in your first policy year. Therefore, on January 1, 2008, your accrued bonus amount is $5,000, which equals 5% of the Bonus Base. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

●
Assume that you take no withdrawals in your second policy year. Therefore, on January 1, 2009, your accrued bonus amount is $10,000, which equals $5,000 (5% of the Bonus Base) plus your previous accrued bonus amount of $5,000. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

●
Assume that you take no withdrawals in your third policy year. Therefore, on January 1, 2010, your accrued bonus amount is $15,000, which equals $5,000 (5% of the Bonus Base) plus your previous accrued bonus amount of $10,000. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

●
Assume that on January 2, 2010 your Account Value is $118,000. Since you have reached your third contract anniversary and since your Account Value is greater than your GLB amount, you may elect to step up to a new ten year period, with a new GLB amount of $118,000. Assume that you do elect to step up. Your GLB amount is now equal to $118,000. Also, your Bonus Base is now equal to $118,000. Your AB plan "maturity date" is now January 2, 2020. Since your new GLB amount of $118,000 is greater than the sum of your old GLB amount of $100,000 plus your old accrued bonus amount of $15,000, your new accrued bonus amount is set equal to $0.

●
Assume that you take no withdrawals in your fourth policy year. Therefore, on January 1, 2011, your accrued bonus amount is $5,900, which equals $5,900 (5% of the Bonus Base) plus your previous accrued bonus amount of $0. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $118,000.

●
Assume that while you are in your fifth policy year, you switch to the WB plan. Assume that you have not taken any withdrawals yet. Your RGLB amount is now equal to your old GLB amount of $118,000 plus your accrued bonus amount of $5,900, for a total of $123,900. Your GLB Base and your LIB are both set equal to the RGLB amount at the time of conversion to the WB plan. Therefore, both the GLB Base and the LIB are equal to $123,900. Your Maximum WB Amount equals 5% of your GLB Base, or $6,195. Your Maximum WB for Life Amount equals 5% of your LIB, or $6,195. Your Bonus Base remains at $118,000. Since you have switched to the WB plan, your accrued bonus amount becomes $0.

●
Assume that you take no withdrawals in your fifth contract year. Therefore, on January 1, 2012, the RGLB amount will be increased by $5,900, which equals 5% of the Bonus Base. Your new RGLB amount is now $129,800. Your GLB Base will now become the greater of

(i)	your old GLB Base of $123,900, and
(ii)	your new RGLB amount of $129,800.
Therefore, your GLB Base is now $129,800, and your new Maximum WB Amount is 5% of $129,800, or $6,490.
Your LIB will now become the greater of
(i)	your old LIB of $123,900, and
(ii)	the lesser of
(a)	your new RGLB amount of $129,800, and
(b)	your old LIB of $123,900 plus the bonus amount of $5,900.
Therefore, your LIB is now $129,800, and your new Maximum WB for Life Amount is 5% of $129,800, or $6,490.
Your Bonus Base remains at $118,000.

●
Assume that you take a withdrawal equal to your Maximum WB for Life Amount of $6,490 in your sixth contract year. Your RGLB amount will be reduced by the amount of the withdrawal, so that it will equal $129,800 - $6,490, or $123,310. Your GLB Base will remain at $129,800, so your Maximum WB Amount will remain at 5% of $129,800, or $6,490. Your LIB will also remain at $129,800, so your Maximum WB for Life Amount will remain at 5% of $129,800, or $6,490. Your Bonus Base remains at $118,000.

●
Assume that you remain alive and that you continue to make withdrawals of $6,490 until the RGLB amount runs out in year 2031. Because the RGLB amount is now $0, the GLB Base also becomes $0. Your Bonus Base is $0 because bonus credits may only be given in the first ten Contract Years. Your LIB is still $129,800. Therefore, you can continue to receive $6,490 per year as long as you are alive. We will continue to charge the rider fee for as long as you are eligible to receive benefits under the WB Plan. The Owner can annuitize as long as there is a remaining Account Value, but if Account Value drops to zero, the Contract terminates.

EXAMPLE 17: Switch from AB to WB; Step-up while in AB Plan.

●
Assume that you are age 65 at issue. Assume that you elect the AB plan. Your GLB amount at issue and your Bonus Base at issue are both equal to $100,000 (your Purchase Payment amount). Assume that you take no withdrawals in your first policy year. Therefore, on January 1, 2008, your accrued bonus amount is $5,000, which equals 5% of the Bonus Base. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

●
Assume that you take no withdrawals in your second policy year. Therefore, on January 1, 2009, your accrued bonus amount is $10,000, which equals $5,000 (5% of the Bonus Base) plus your previous accrued bonus amount of $5,000. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

●
Assume that you take no withdrawals in your third policy year. Therefore, on January 1, 2010, your accrued bonus amount is $15,000, which equals $5,000 (5% of the Bonus Base) plus your previous accrued bonus amount of $10,000. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

●
Assume that on January 2, 2010 your Account Value is $112,000. Since you have reached your third contract anniversary and since your Account Value is greater than your GLB amount, you may elect to step up to a new ten year period, with a new GLB amount of $112,000. Assume that you do elect to step up. Your GLB amount is now equal to $112,000. Also, your Bonus Base is now equal to $112,000. Your AB plan "maturity date" is now January 2, 2020. Since your new GLB amount of $112,000 is less than the sum of your old GLB amount of $100,000 plus your old accrued bonus amount of $15,000, your new accrued bonus amount is set equal to the sum of your old GLB amount of $100,000 plus your old accrued bonus amount of $15,000, less your new GLB amount of $112,000. Therefore, your new accrued bonus amount is $3,000.

●
Assume that you take no withdrawals in your fourth policy year. Therefore, on January 1, 2011, your accrued bonus amount is $8,600, which equals $5,600 (5% of the Bonus Base) plus your previous accrued bonus amount of $3,000. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $112,000.

●
Assume that while you are in your fifth policy year, you switch to the WB plan. Assume that you have not taken any withdrawals yet. Your RGLB amount is now equal to your old GLB amount of $112,000 plus your accrued bonus amount of $8,600, for a total of $120,600. Your GLB Base and your LIB are both set equal to the RGLB amount at the time of conversion to the WB plan. Therefore, both the GLB Base and the LIB are equal to $120,600. Your Maximum WB Amount equals 5% of your GLB Base, or $6,030. Your Maximum WB for Life Amount equals 5% of your LIB, or $6,030. Your Bonus Base remains at $112,000. Since you have switched to the WB plan, your accrued bonus amount becomes $0.

●
Assume that you take no withdrawals in your fifth contract year. Therefore, on January 1, 2012, the RGLB amount will be increased by $5,600, which equals 5% of the Bonus Base. Your new RGLB amount is now $126,200. Your GLB Base will now become the greater of

(i)	your old GLB Base of $120,600, and
(ii)	your new RGLB amount of $126,200.
Therefore, your GLB Base is now $126,200, and your new Maximum WB Amount is 5% of $126,200, or $6,310.
Your LIB will now become the greater of
(i)	your old LIB of $120,600, and
(ii)	the lesser of
(a)	your new RGLB amount of $126,200, and
(b)	your old LIB of $120,600 plus the bonus amount of $5,600.
Therefore, your LIB is now $126,200, and your new Maximum WB for Life Amount is 5% of $126,200, or $6,310.
Your Bonus Base remains at $112,000.

●
Assume that you take a withdrawal equal to your Maximum WB for Life Amount of $6,310 in your sixth contract year. Your RGLB amount will be reduced by the amount of the withdrawal, so that it will equal $126,200 - $6,310, or $119,890. Your GLB Base will remain at $126,200, so your Maximum WB Amount will remain at 5% of $126,200, or $6,310. Your LIB will also remain at $126,200, so your Maximum WB for Life Amount will remain at 5% of $126,200, or $6,310. Your Bonus Base remains at $112,000.

●
Assume that you remain alive and that you continue to make withdrawals of $6,310 until the RGLB amount runs out in year 2031. Because the RGLB amount is now $0, the GLB Base also becomes $0. Your Bonus Base is $0 because bonus credits may only be given in the first ten Contract Years. Your LIB is still $126,200. Therefore, you can continue to receive $6,310 per year as long as you are alive. We will continue to charge the rider fee for as long as you are eligible to receive benefits under the WB Plan. The Owner can annuitize as long as there is a remaining Account Value, but if the Account Value drops to zero, the Contract terminates.

EXAMPLE 18: Calculation of Explicit Rider Charges.

●
Assume that you did not elect the WB plan at any time. Assume that your Account Value increases at an annual rate of 5% per year throughout the next ten years. Also assume that you do not elect to step-up at any time.

●
On March 31, 2007, your Account Value before the charge for Secured Returns for Life Plus is taken is $101,196.79. The charge deducted on March 31, 2007 is $126.50 ($101,196.79 x .00125). Therefore, your ending Account Value on March 31, 2007 is $101,070.29 ($101,196.79 - $126.50).

●
On June 30, 2007, your Account Value before the charge for Secured Returns for Life Plus is taken is $102,307.23. The fee deducted on June 30, 2007 is $127.88 ($102,307.23 x .00125). Therefore, your ending Account Value on June 30, 2007 is $102,179.35 ($102,307.23 - $127.88).

●
On September 30, 2007, your Account Value before the charge for Secured Returns for Life Plus is taken is $103,443.69. The fee deducted on September 30, 2007 is $129.30 ($103,443.69 x .00125). Therefore, your ending Account Value on September 30, 2007 is $103,314.39 ($103,443.69 - $129.30).

●
This pattern continues until the maturity date for your Benefit of January 1, 2017. On that date, your Account will be credited with a payment. If your current Account Value is less than your current GLB amount, then your Account will be credited with the difference between these two amounts. If your current Account Value is greater than your current GLB amount, then your Account will be credited with the sum of all of Secured Returns for Life Plus charges that have been made. Note that if Secured Returns for Life Plus was revoked or cancelled before the maturity date for your Benefit of January 1, 2017, then no Secured Returns for Life Plus credit will be made to your Account.

●
If Secured Returns for Life Plus is still available to new Owners, you may elect to renew your participation in Secured Returns for Life Plus with a new GLB amount equal to the ending January 1, 2017 Account Value at the cost and terms available to new Owners.

APPENDIX H -
BUILD YOUR PORTFOLIO

This Appendix sets forth the Funds and percentage limits that constitute the "build your portfolio" program. This program is more fully described under "BUILD YOUR PORTFOLIO" in the Prospectus. Briefly, if you comply with this program, the portfolio you build will satisfy the "Designated Funds" requirement under certain optional living benefit riders.

Cash and Short-Term Bond Funds	Intermediate and Long-Term Bond Funds	Core Equity Funds	Growth Equity Funds	Specialty Funds
15% to 60%	10% to 40%	20% to 50%	0% to 30%	0% to 10%

MFS®/Sun Life Money Market Series	PIMCO VIT Total Return Portfolio	Franklin Income Securities Fund	Franklin Small Cap Value Securities Fund	Franklin Strategic Income Securities Fund
PIMCO VIT Low Duration Portfolio	Sun Capital Investment Grade Bond Fund®	Oppenheimer Balanced Fund/VA	SCSM Oppenheimer Main Street Small Cap Fund	MFS®/Sun Life High Yield Series
Sun Capital Money Market Fund® ***	MFS®/Sun Life Government Securities Series	Fidelity® VIP Balanced Portfolio	MFS®/Sun Life Emerging Growth Series **	PIMCO VIT Emerging Markets Bond Portfolio
	MFS®/Sun Life Bond Series	Lord Abbett Series Fund All Value Portfolio	Oppenheimer Capital Appreciation Fund/VA	Sun Capital Real Estate Fund®
	PIMCO VIT Real Return Portfolio	Lord Abbett Series Fund Growth and Income Portfolio	Sun Capital® All Cap Fund	PIMCO VIT All Asset Portfolio
		MFS®/Sun Life Value Series	Lord Abbett Series Fund Growth Opportunities Portfolio	PIMCO VIT CommodityRealReturn Strategy Portfolio
		MFS®/Sun Life Total Return Series	Oppenheimer Main St. Small Cap Fund/VA **	Templeton Developing Markets Securities Fund
		Van Kampen LIT Comstock	MFS®/Sun Life New Discovery Series **	MFS®/Sun Life Emerging Markets Equity Series **
		Mutual Shares Securities Fund	MFS®/Sun Life Strategic Growth Series **	MFS®/Sun Life Strategic Income Series *
		Lord Abbett Series Fund Mid-Cap Value Portfolio	MFS®/Sun Life Mass Investors Growth Stock Series **
		MFS®/Sun Life Utilities Series	MFS®/Sun Life International Value Series
		MFS®/Sun Life Capital Opportunities Series **	Templeton Foreign Securities Fund
		MFS®/Sun Life Mass Investors Trust Series **	MFS®/Sun Life Research International Series
		MFS®/Sun Life Research Series **	Templeton Growth Securities Fund
		MFS®/Sun Life Core Equity Series	First Eagle Overseas Variable Fund
		SCSM Davis Venture Value Fund	Oppenheimer Global Securities Fund/VA
		Oppenheimer Main St. Fund®/VA	Columbia Marsico International Opportunities Fund, Variable Series
		Fidelity® VIP Freedom 2010 Portfolio	Fidelity® VIP Mid Cap Portfolio
		Fidelity® VIP Freedom 2015 Portfolio	Wanger U.S. Smaller Companies ***
		Fidelity® VIP Freedom 2020 Portfolio	Wanger Select, Variable Series ***
		MFS®/Sun Life Strategic Value Series *	Colonial Small Cap Value ***
		MFS®/Sun Life Mid Cap Value Series *	MFS®/Sun Life International Growth Series
SCSM FI Large Cap Growth Fund
Columbia Marsico Growth Fund, Variable Series ****
Columbia Marsico 21st Century Fund, Variable Series ****
MFS®/Sun Life Capital Appreciation Series *
MFS®/Sun Life Mid Cap Growth Series *
MFS®/Sun Life Global Growth Series *

* Only available if you purchased your Contract before February 2, 2004.
** Only available if you purchased your Contract before March 5, 2007.
*** Only available if you purchased your Contract through a Bank of America representative before April 22, 2007.
**** Only B Class shares available if you purchased your Contract on or after March 5, 2007. Only A Class shares available if you purchased your Contract through a Bank of America representative before March 5, 2007.

APPENDIX I -
CONDENSED FINANICAL INFORMATION

The following information should be read in conjunction with the Variable Account's financial statements appearing in the Statement of Additional Information. The $10 beginning value for each accumulation unit is as of the date the unit commenced, which was generally later than the first day of the year shown. Subsequent values are shown for each period, unless there was no balance or transaction for the last day of the period, in which case no value is shown for the end of that period or the beginning of the next period.

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year

Columbia Marsico 21st Century Fund, Variable Series B Class	01	2006	11.3055	13.3554	0
Columbia Marsico 21st Century Fund, Variable Series B Class	01	2005	10.0000	11.3055	0

Columbia Marsico 21st Century Fund, Variable Series B Class	02	2006	11.2877	13.3074	0
Columbia Marsico 21st Century Fund, Variable Series B Class	02	2005	10.0000	11.2877	0

Columbia Marsico 21st Century Fund, Variable Series B Class	03	2006	11.2832	13.2954	0
Columbia Marsico 21st Century Fund, Variable Series B Class	03	2005	10.0000	11.2832	0

Columbia Marsico 21st Century Fund, Variable Series B Class	04	2006	11.2698	13.2595	0
Columbia Marsico 21st Century Fund, Variable Series B Class	04	2005	10.0000	11.2698	0

Columbia Marsico 21st Century Fund, Variable Series B Class	05	2006	11.2520	13.2116	0
Columbia Marsico 21st Century Fund, Variable Series B Class	05	2005	10.0000	11.2520	0

Columbia Marsico Growth Fund, Variable Series B Class	01	2006	10.9813	11.4935	0
Columbia Marsico Growth Fund, Variable Series B Class	01	2005	10.0000	10.9813	0

Columbia Marsico Growth Fund, Variable Series B Class	02	2006	10.9640	11.4522	0
Columbia Marsico Growth Fund, Variable Series B Class	02	2005	10.0000	10.9640	0

Columbia Marsico Growth Fund, Variable Series B Class	03	2006	10.9596	11.4418	0
Columbia Marsico Growth Fund, Variable Series B Class	03	2005	10.0000	10.9596	0

Columbia Marsico Growth Fund, Variable Series B Class	04	2006	10.9467	11.4109	0
Columbia Marsico Growth Fund, Variable Series B Class	04	2005	10.0000	10.9467	0

Columbia Marsico Growth Fund, Variable Series B Class	05	2006	10.9293	11.3697	0
Columbia Marsico Growth Fund, Variable Series B Class	05	2005	10.0000	10.9293	0

Columbia Marsico International Opp Fund, Variable Fund B Class	01	2006	11.9712	14.5525	0
Columbia Marsico International Opp Fund, Variable Fund B Class	01	2005	10.0000	11.9712	0

Columbia Marsico International Opp Fund, Variable Fund B Class	02	2006	11.9523	14.5002	0
Columbia Marsico International Opp Fund, Variable Fund B Class	02	2005	10.0000	11.9523	0

Columbia Marsico International Opp Fund, Variable Fund B Class	03	2006	11.9476	14.4872	0
Columbia Marsico International Opp Fund, Variable Fund B Class	03	2005	10.0000	11.9476	0

Columbia Marsico International Opp Fund, Variable Fund B Class	04	2006	11.9335	14.4480	0
Columbia Marsico International Opp Fund, Variable Fund B Class	04	2005	10.0000	11.9335	0

Columbia Marsico International Opp Fund, Variable Fund B Class	05	2006	11.9146	14.3959	0
Columbia Marsico International Opp Fund, Variable Fund B Class	05	2005	10.0000	11.9146	0

Columbia Small Cap Value Fund, Variable Series	01	2006	10.6627	12.5560	0
Columbia Small Cap Value Fund, Variable Series	01	2005	10.0000	10.6627	0

Columbia Small Cap Value Fund, Variable Series	02	2006	10.6459	12.5109	0
Columbia Small Cap Value Fund, Variable Series	02	2005	10.0000	10.6459	0

Columbia Small Cap Value Fund, Variable Series	03	2006	10.6417	12.4996	0
Columbia Small Cap Value Fund, Variable Series	03	2005	10.0000	10.6417	0

Columbia Small Cap Value Fund, Variable Series	04	2006	10.6291	12.4658	0
Columbia Small Cap Value Fund, Variable Series	04	2005	10.0000	10.6291	0

Columbia Small Cap Value Fund, Variable Series	05	2006	10.6123	12.4208	0
Columbia Small Cap Value Fund, Variable Series	05	2005	10.0000	10.6123	0

Fidelity® VIP Freedom 2010 Portfolio Service Class 2	01	2006	10.3184	11.1547	0
Fidelity® VIP Freedom 2010 Portfolio Service Class 2	01	2005	10.0000	10.3184	0

Fidelity® VIP Freedom 2010 Portfolio Service Class 2	02	2006	10.3150	11.1285	0
Fidelity® VIP Freedom 2010 Portfolio Service Class 2	02	2005	10.0000	10.3150	0

Fidelity® VIP Freedom 2010 Portfolio Service Class 2	03	2006	10.3141	11.1219	0
Fidelity® VIP Freedom 2010 Portfolio Service Class 2	03	2005	10.0000	10.3141	0

Fidelity® VIP Freedom 2010 Portfolio Service Class 2	04	2006	10.3115	11.1022	0
Fidelity® VIP Freedom 2010 Portfolio Service Class 2	04	2005	10.0000	10.3115	0

Fidelity® VIP Freedom 2010 Portfolio Service Class 2	05	2006	10.3081	11.0760	0
Fidelity® VIP Freedom 2010 Portfolio Service Class 2	05	2005	10.0000	10.3081	0

Fidelity® VIP Freedom 2015 Portfolio Service Class 2	01	2006	10.3936	11.3650	9,491
Fidelity® VIP Freedom 2015 Portfolio Service Class 2	01	2005	10.0000	10.3936	0

Fidelity® VIP Freedom 2015 Portfolio Service Class 2	02	2006	10.3902	11.3382	0
Fidelity® VIP Freedom 2015 Portfolio Service Class 2	02	2005	10.0000	10.3902	0

Fidelity® VIP Freedom 2015 Portfolio Service Class 2	03	2006	10.3893	11.3316	0
Fidelity® VIP Freedom 2015 Portfolio Service Class 2	03	2005	10.0000	10.3893	0

Fidelity® VIP Freedom 2015 Portfolio Service Class 2	04	2006	10.3867	11.3115	0
Fidelity® VIP Freedom 2015 Portfolio Service Class 2	04	2005	10.0000	10.3867	0

Fidelity® VIP Freedom 2015 Portfolio Service Class 2	05	2006	10.3832	11.2848	0
Fidelity® VIP Freedom 2015 Portfolio Service Class 2	05	2005	10.0000	10.3832	0

Fidelity® VIP Freedom 2020 Portfolio Service Class 2	01	2006	10.4346	11.4990	2,035
Fidelity® VIP Freedom 2020 Portfolio Service Class 2	01	2005	10.0000	10.4346	0

Fidelity® VIP Freedom 2020 Portfolio Service Class 2	02	2006	10.4311	11.4719	1,317
Fidelity® VIP Freedom 2020 Portfolio Service Class 2	02	2005	10.0000	10.4311	0

Fidelity® VIP Freedom 2020 Portfolio Service Class 2	03	2006	10.4302	11.4652	0
Fidelity® VIP Freedom 2020 Portfolio Service Class 2	03	2005	10.0000	10.4302	0

Fidelity® VIP Freedom 2020 Portfolio Service Class 2	04	2006	10.4276	11.4449	0
Fidelity® VIP Freedom 2020 Portfolio Service Class 2	04	2005	10.0000	10.4276	0

Fidelity® VIP Freedom 2020 Portfolio Service Class 2	05	2006	10.4241	11.4178	0
Fidelity® VIP Freedom 2020 Portfolio Service Class 2	05	2005	10.0000	10.4241	0

Franklin Small Cap Value Securities Fund, Class2	01	2006	11.4557	13.2206	0
Franklin Small Cap Value Securities Fund, Class2	01	2005	10.6761	11.4557	0
Franklin Small Cap Value Securities Fund, Class2	01	2004	10.0000	10.6761	0

Franklin Small Cap Value Securities Fund, Class2	02	2006	11.4292	13.1634	80
Franklin Small Cap Value Securities Fund, Class2	02	2005	10.6729	11.4292	0
Franklin Small Cap Value Securities Fund, Class2	02	2004	10.0000	10.6729	0

Franklin Small Cap Value Securities Fund, Class2	03	2006	11.4226	13.1491	0
Franklin Small Cap Value Securities Fund, Class2	03	2005	10.6722	11.4226	0
Franklin Small Cap Value Securities Fund, Class2	03	2004	10.0000	10.6722	0

Franklin Small Cap Value Securities Fund, Class2	04	2006	11.4027	13.1062	0
Franklin Small Cap Value Securities Fund, Class2	04	2005	10.6698	11.4027	0
Franklin Small Cap Value Securities Fund, Class2	04	2004	10.0000	10.6698	0

Franklin Small Cap Value Securities Fund, Class2	05	2006	11.3762	13.0493	0
Franklin Small Cap Value Securities Fund, Class2	05	2005	10.6667	11.3762	0
Franklin Small Cap Value Securities Fund, Class2	05	2004	10.0000	10.6667	0

Lord Abbett All Value Portfolio	01	2006	11.1609	12.6226	439
Lord Abbett All Value Portfolio	01	2005	10.5778	11.1609	0
Lord Abbett All Value Portfolio	01	2004	10.0000	10.5778	0

Lord Abbett All Value Portfolio	02	2006	11.1350	12.5679	0
Lord Abbett All Value Portfolio	02	2005	10.5747	11.1350	0
Lord Abbett All Value Portfolio	02	2004	10.0000	10.5747	0

Lord Abbett All Value Portfolio	03	2006	11.1286	12.5543	0
Lord Abbett All Value Portfolio	03	2005	10.5740	11.1286	0
Lord Abbett All Value Portfolio	03	2004	10.0000	10.5740	0

Lord Abbett All Value Portfolio	04	2006	11.1092	12.5134	0
Lord Abbett All Value Portfolio	04	2005	10.5716	11.1092	0
Lord Abbett All Value Portfolio	04	2004	10.0000	10.5716	0

Lord Abbett All Value Portfolio	05	2006	11.0834	12.4590	0
Lord Abbett All Value Portfolio	05	2005	10.5685	11.0834	0
Lord Abbett All Value Portfolio	05	2004	10.0000	10.5685	0

Lord Abbett Series Fund Growth and Income	01	2006	10.6970	12.3759	87,428
Lord Abbett Series Fund Growth and Income	01	2005	10.5020	10.6970	29,645
Lord Abbett Series Fund Growth and Income	01	2004	10.0000	10.5020	0

Lord Abbett Series Fund Growth and Income	02	2006	10.6723	12.3223	34,010
Lord Abbett Series Fund Growth and Income	02	2005	10.4989	10.6723	8,340
Lord Abbett Series Fund Growth and Income	02	2004	10.0000	10.4989	0

Lord Abbett Series Fund Growth and Income	03	2006	10.6661	12.3089	0
Lord Abbett Series Fund Growth and Income	03	2005	10.4982	10.6661	0
Lord Abbett Series Fund Growth and Income	03	2004	10.0000	10.4982	0

Lord Abbett Series Fund Growth and Income	04	2006	10.6475	12.2688	351
Lord Abbett Series Fund Growth and Income	04	2005	10.4959	10.6475	0
Lord Abbett Series Fund Growth and Income	04	2004	10.0000	10.4959	0

Lord Abbett Series Fund Growth and Income	05	2006	10.6228	12.2155	0
Lord Abbett Series Fund Growth and Income	05	2005	10.4927	10.6228	0
Lord Abbett Series Fund Growth and Income	05	2004	10.0000	10.4927	0

Lord Abbett Series Fund Growth Opportunities	01	2006	11.1960	11.9172	20,682
Lord Abbett Series Fund Growth Opportunities	01	2005	10.8473	11.1960	6,152
Lord Abbett Series Fund Growth Opportunities	01	2004	10.0000	10.8473	0

Lord Abbett Series Fund Growth Opportunities	02	2006	11.1701	11.8656	6,445
Lord Abbett Series Fund Growth Opportunities	02	2005	10.8441	11.1701	890
Lord Abbett Series Fund Growth Opportunities	02	2004	10.0000	10.8441	0

Lord Abbett Series Fund Growth Opportunities	03	2006	11.1637	11.8527	0
Lord Abbett Series Fund Growth Opportunities	03	2005	10.8433	11.1637	0
Lord Abbett Series Fund Growth Opportunities	03	2004	10.0000	10.8433	0

Lord Abbett Series Fund Growth Opportunities	04	2006	11.1442	11.8141	0
Lord Abbett Series Fund Growth Opportunities	04	2005	10.8409	11.1442	0
Lord Abbett Series Fund Growth Opportunities	04	2004	10.0000	10.8409	0

Lord Abbett Series Fund Growth Opportunities	05	2006	11.1183	11.7627	0
Lord Abbett Series Fund Growth Opportunities	05	2005	10.8377	11.1183	0
Lord Abbett Series Fund Growth Opportunities	05	2004	10.0000	10.8377	0

Lord Abbett Series Fund Mid Cap Value	01	2006	11.5676	12.8076	7,797
Lord Abbett Series Fund Mid Cap Value	01	2005	10.8347	11.5676	2,855
Lord Abbett Series Fund Mid Cap Value	01	2004	10.0000	10.8347	0

Lord Abbett Series Fund Mid Cap Value	02	2006	11.5408	12.7522	3,716
Lord Abbett Series Fund Mid Cap Value	02	2005	10.8315	11.5408	153
Lord Abbett Series Fund Mid Cap Value	02	2004	10.0000	10.8315	0

Lord Abbett Series Fund Mid Cap Value	03	2006	11.5341	12.7383	0
Lord Abbett Series Fund Mid Cap Value	03	2005	10.8307	11.5341	0
Lord Abbett Series Fund Mid Cap Value	03	2004	10.0000	10.8307	0

Lord Abbett Series Fund Mid Cap Value	04	2006	11.5141	12.6968	0
Lord Abbett Series Fund Mid Cap Value	04	2005	10.8283	11.5141	0
Lord Abbett Series Fund Mid Cap Value	04	2004	10.0000	10.8283	0

Lord Abbett Series Fund Mid Cap Value	05	2006	11.4873	12.6416	0
Lord Abbett Series Fund Mid Cap Value	05	2005	10.8251	11.4873	0
Lord Abbett Series Fund Mid Cap Value	05	2004	10.0000	10.8251	0

MFS®/Sun Life Capital Opportunities Series S Class	01	2006	10.5819	11.9026	0
MFS®/Sun Life Capital Opportunities Series S Class	01	2005	10.5876	10.5819	0
MFS®/Sun Life Capital Opportunities Series S Class	01	2004	10.0000	10.5876	0

MFS®/Sun Life Capital Opportunities Series S Class	02	2006	10.5574	11.8511	0
MFS®/Sun Life Capital Opportunities Series S Class	02	2005	10.5844	10.5574	0
MFS®/Sun Life Capital Opportunities Series S Class	02	2004	10.0000	10.5844	0

MFS®/Sun Life Capital Opportunities Series S Class	03	2006	10.5513	11.8382	0
MFS®/Sun Life Capital Opportunities Series S Class	03	2005	10.5837	10.5513	0
MFS®/Sun Life Capital Opportunities Series S Class	03	2004	10.0000	10.5837	0

MFS®/Sun Life Capital Opportunities Series S Class	04	2006	10.5329	11.7996	0
MFS®/Sun Life Capital Opportunities Series S Class	04	2005	10.5813	10.5329	0
MFS®/Sun Life Capital Opportunities Series S Class	04	2004	10.0000	10.5813	0

MFS®/Sun Life Capital Opportunities Series S Class	05	2006	10.5085	11.7483	0
MFS®/Sun Life Capital Opportunities Series S Class	05	2005	10.5782	10.5085	0
MFS®/Sun Life Capital Opportunities Series S Class	05	2004	10.0000	10.5782	0

MFS®/Sun Life Emerging Growth Series S Class	01	2006	11.5006	12.2189	0
MFS®/Sun Life Emerging Growth Series S Class	01	2005	10.7050	11.5006	0
MFS®/Sun Life Emerging Growth Series S Class	01	2004	10.0000	10.7050	0

MFS®/Sun Life Emerging Growth Series S Class	02	2006	11.4739	12.1660	0
MFS®/Sun Life Emerging Growth Series S Class	02	2005	10.7018	11.4739	0
MFS®/Sun Life Emerging Growth Series S Class	02	2004	10.0000	10.7018	0

MFS®/Sun Life Emerging Growth Series S Class	03	2006	11.4673	12.1528	0
MFS®/Sun Life Emerging Growth Series S Class	03	2005	10.7010	11.4673	0
MFS®/Sun Life Emerging Growth Series S Class	03	2004	10.0000	10.7010	0

MFS®/Sun Life Emerging Growth Series S Class	04	2006	11.4473	12.1132	0
MFS®/Sun Life Emerging Growth Series S Class	04	2005	10.6987	11.4473	0
MFS®/Sun Life Emerging Growth Series S Class	04	2004	10.0000	10.6987	0

MFS®/Sun Life Emerging Growth Series S Class	05	2006	11.4207	12.0605	0
MFS®/Sun Life Emerging Growth Series S Class	05	2005	10.6955	11.4207	0
MFS®/Sun Life Emerging Growth Series S Class	05	2004	10.0000	10.6955	0

MFS®/Sun Life Emerging Markets Equity Series S Class	01	2006	11.2586	14.4277	0
MFS®/Sun Life Emerging Markets Equity Series S Class	01	2005	10.0000	11.2586	0

MFS®/Sun Life Emerging Markets Equity Series S Class	02	2006	11.2549	14.3938	0
MFS®/Sun Life Emerging Markets Equity Series S Class	02	2005	10.0000	11.2549	0

MFS®/Sun Life Emerging Markets Equity Series S Class	03	2006	11.2539	14.3853	0
MFS®/Sun Life Emerging Markets Equity Series S Class	03	2005	10.0000	11.2539	0

MFS®/Sun Life Emerging Markets Equity Series S Class	04	2006	11.2511	14.3598	0
MFS®/Sun Life Emerging Markets Equity Series S Class	04	2005	10.0000	11.2511	0

MFS®/Sun Life Emerging Markets Equity Series S Class	05	2006	11.2474	14.3259	0
MFS®/Sun Life Emerging Markets Equity Series S Class	05	2005	10.0000	11.2474	0

MFS®/Sun Life Government Securities Series S Class	01	2006	10.1051	10.3153	66,637
MFS®/Sun Life Government Securities Series S Class	01	2005	10.0416	10.1051	19,978
MFS®/Sun Life Government Securities Series S Class	01	2004	10.0000	10.0416	0

MFS®/Sun Life Government Securities Series S Class	02	2006	10.0817	10.2706	30,538
MFS®/Sun Life Government Securities Series S Class	02	2005	10.0386	10.0817	7,483
MFS®/Sun Life Government Securities Series S Class	02	2004	10.0000	10.0386	0

MFS®/Sun Life Government Securities Series S Class	03	2006	10.0759	10.2595	0
MFS®/Sun Life Government Securities Series S Class	03	2005	10.0379	10.0759	0
MFS®/Sun Life Government Securities Series S Class	03	2004	10.0000	10.0379	0

MFS®/Sun Life Government Securities Series S Class	04	2006	10.0583	10.2260	415
MFS®/Sun Life Government Securities Series S Class	04	2005	10.0356	10.0583	0
MFS®/Sun Life Government Securities Series S Class	04	2004	10.0000	10.0356	0

MFS®/Sun Life Government Securities Series S Class	05	2006	10.0349	10.1815	0
MFS®/Sun Life Government Securities Series S Class	05	2005	10.0327	10.0349	0
MFS®/Sun Life Government Securities Series S Class	05	2004	10.0000	10.0327	0

MFS®/Sun Life High Yield Series S Class	01	2006	10.1762	11.0474	24,599
MFS®/Sun Life High Yield Series S Class	01	2005	10.1192	10.1762	6,078
MFS®/Sun Life High Yield Series S Class	01	2004	10.0000	10.1192	0

MFS®/Sun Life High Yield Series S Class	02	2006	10.1526	10.9996	11,685
MFS®/Sun Life High Yield Series S Class	02	2005	10.1163	10.1526	2,700
MFS®/Sun Life High Yield Series S Class	02	2004	10.0000	10.1163	0

MFS®/Sun Life High Yield Series S Class	03	2006	10.1467	10.9876	0
MFS®/Sun Life High Yield Series S Class	03	2005	10.1155	10.1467	0
MFS®/Sun Life High Yield Series S Class	03	2004	10.0000	10.1155	0

MFS®/Sun Life High Yield Series S Class	04	2006	10.1291	10.9518	217
MFS®/Sun Life High Yield Series S Class	04	2005	10.1133	10.1291	0
MFS®/Sun Life High Yield Series S Class	04	2004	10.0000	10.1133	0

MFS®/Sun Life High Yield Series S Class	05	2006	10.1055	10.9042	0
MFS®/Sun Life High Yield Series S Class	05	2005	10.1103	10.1055	0
MFS®/Sun Life High Yield Series S Class	05	2004	10.0000	10.1103	0

MFS®/Sun Life Massachusetts Investors Growth Series S Class	01	2006	10.7978	11.4423	483
MFS®/Sun Life Massachusetts Investors Growth Series S Class	01	2005	10.5085	10.7978	0
MFS®/Sun Life Massachusetts Investors Growth Series S Class	01	2004	10.0000	10.5085	0

MFS®/Sun Life Massachusetts Investors Growth Series S Class	02	2006	10.7728	11.3927	365
MFS®/Sun Life Massachusetts Investors Growth Series S Class	02	2005	10.5054	10.7728	0
MFS®/Sun Life Massachusetts Investors Growth Series S Class	02	2004	10.0000	10.5054	0

MFS®/Sun Life Massachusetts Investors Growth Series S Class	03	2006	10.7666	11.3804	0
MFS®/Sun Life Massachusetts Investors Growth Series S Class	03	2005	10.5046	10.7666	0
MFS®/Sun Life Massachusetts Investors Growth Series S Class	03	2004	10.0000	10.5046	0

MFS®/Sun Life Massachusetts Investors Growth Series S Class	04	2006	10.7478	11.3432	0
MFS®/Sun Life Massachusetts Investors Growth Series S Class	04	2005	10.5023	10.7478	0
MFS®/Sun Life Massachusetts Investors Growth Series S Class	04	2004	10.0000	10.5023	0

MFS®/Sun Life Massachusetts Investors Growth Series S Class	05	2006	10.7228	11.2939	0
MFS®/Sun Life Massachusetts Investors Growth Series S Class	05	2005	10.4992	10.7228	0
MFS®/Sun Life Massachusetts Investors Growth Series S Class	05	2004	10.0000	10.4992	0

MFS®/Sun Life Massachusetts Investors Trust Series S Class	01	2006	11.1512	12.4355	81,735
MFS®/Sun Life Massachusetts Investors Trust Series S Class	01	2005	10.5227	11.1512	27,158
MFS®/Sun Life Massachusetts Investors Trust Series S Class	01	2004	10.0000	10.5227	0

MFS®/Sun Life Massachusetts Investors Trust Series S Class	02	2006	11.1254	12.3817	31,067
MFS®/Sun Life Massachusetts Investors Trust Series S Class	02	2005	10.5196	11.1254	7,073
MFS®/Sun Life Massachusetts Investors Trust Series S Class	02	2004	10.0000	10.5196	0

MFS®/Sun Life Massachusetts Investors Trust Series S Class	03	2006	11.1189	12.3683	0
MFS®/Sun Life Massachusetts Investors Trust Series S Class	03	2005	10.5188	11.1189	0
MFS®/Sun Life Massachusetts Investors Trust Series S Class	03	2004	10.0000	10.5188	0

MFS®/Sun Life Massachusetts Investors Trust Series S Class	04	2006	11.0996	12.3280	269
MFS®/Sun Life Massachusetts Investors Trust Series S Class	04	2005	10.5165	11.0996	0
MFS®/Sun Life Massachusetts Investors Trust Series S Class	04	2004	10.0000	10.5165	0

MFS®/Sun Life Massachusetts Investors Trust Series S Class	05	2006	11.0738	12.2744	0
MFS®/Sun Life Massachusetts Investors Trust Series S Class	05	2005	10.5134	11.0738	0
MFS®/Sun Life Massachusetts Investors Trust Series S Class	05	2004	10.0000	10.5134	0

MFS®/Sun Life Money Market Series S Class	01	2006	10.1065	10.4024	34,532
MFS®/Sun Life Money Market Series S Class	01	2005	9.9981	10.1065	12,868
MFS®/Sun Life Money Market Series S Class	01	2004	10.0000	9.9981	0

MFS®/Sun Life Money Market Series S Class	02	2006	10.0831	10.3574	25,979
MFS®/Sun Life Money Market Series S Class	02	2005	9.9952	10.0831	8,909
MFS®/Sun Life Money Market Series S Class	02	2004	10.0000	9.9952	0

MFS®/Sun Life Money Market Series S Class	03	2006	10.0772	10.3461	0
MFS®/Sun Life Money Market Series S Class	03	2005	9.9944	10.0772	0
MFS®/Sun Life Money Market Series S Class	03	2004	10.0000	9.9944	0

MFS®/Sun Life Money Market Series S Class	04	2006	10.0597	10.3124	507
MFS®/Sun Life Money Market Series S Class	04	2005	9.9922	10.0597	0
MFS®/Sun Life Money Market Series S Class	04	2004	10.0000	9.9922	0

MFS®/Sun Life Money Market Series S Class	05	2006	10.0363	10.2676	0
MFS®/Sun Life Money Market Series S Class	05	2005	9.9893	10.0363	0
MFS®/Sun Life Money Market Series S Class	05	2004	10.0000	9.9893	0

MFS®/Sun Life New Discovery Series S Class	01	2006	11.0972	12.3596	36,364
MFS®/Sun Life New Discovery Series S Class	01	2005	10.7175	11.0972	12,428
MFS®/Sun Life New Discovery Series S Class	01	2004	10.0000	10.7175	0

MFS®/Sun Life New Discovery Series S Class	02	2006	11.0716	12.3061	13,386
MFS®/Sun Life New Discovery Series S Class	02	2005	10.7143	11.0716	3,049
MFS®/Sun Life New Discovery Series S Class	02	2004	10.0000	10.7143	0

MFS®/Sun Life New Discovery Series S Class	03	2006	11.0651	12.2928	0
MFS®/Sun Life New Discovery Series S Class	03	2005	10.7136	11.0651	0
MFS®/Sun Life New Discovery Series S Class	03	2004	10.0000	10.7136	0

MFS®/Sun Life New Discovery Series S Class	04	2006	11.0459	12.2527	114
MFS®/Sun Life New Discovery Series S Class	04	2005	10.7112	11.0459	0
MFS®/Sun Life New Discovery Series S Class	04	2004	10.0000	10.7112	0

MFS®/Sun Life New Discovery Series S Class	05	2006	11.0202	12.1994	0
MFS®/Sun Life New Discovery Series S Class	05	2005	10.7080	11.0202	0
MFS®/Sun Life New Discovery Series S Class	05	2004	10.0000	10.7080	0

MFS®/Sun Life Research International Series S Class	01	2006	12.3407	15.4925	13,034
MFS®/Sun Life Research International Series S Class	01	2005	10.7658	12.3407	5,430
MFS®/Sun Life Research International Series S Class	01	2004	10.0000	10.7658	0

MFS®/Sun Life Research International Series S Class	02	2006	12.3121	15.4254	4,101
MFS®/Sun Life Research International Series S Class	02	2005	10.7627	12.3121	372
MFS®/Sun Life Research International Series S Class	02	2004	10.0000	10.7627	0

MFS®/Sun Life Research International Series S Class	03	2006	12.3050	15.4087	0
MFS®/Sun Life Research International Series S Class	03	2005	10.7619	12.3050	0
MFS®/Sun Life Research International Series S Class	03	2004	10.0000	10.7619	0

MFS®/Sun Life Research International Series S Class	04	2006	12.2836	15.3585	0
MFS®/Sun Life Research International Series S Class	04	2005	10.7595	12.2836	0
MFS®/Sun Life Research International Series S Class	04	2004	10.0000	10.7595	0

MFS®/Sun Life Research International Series S Class	05	2006	12.2550	15.2918	0
MFS®/Sun Life Research International Series S Class	05	2005	10.7563	12.2550	0
MFS®/Sun Life Research International Series S Class	05	2004	10.0000	10.7563	0

MFS®/Sun Life Research Series S Class	01	2006	11.2995	12.2977	0
MFS®/Sun Life Research Series S Class	01	2005	10.6339	11.2995	0
MFS®/Sun Life Research Series S Class	01	2004	10.0000	10.6339	0

MFS®/Sun Life Research Series S Class	02	2006	11.2733	12.2444	0
MFS®/Sun Life Research Series S Class	02	2005	10.6308	11.2733	0
MFS®/Sun Life Research Series S Class	02	2004	10.0000	10.6308	0

MFS®/Sun Life Research Series S Class	03	2006	11.2668	12.2312	0
MFS®/Sun Life Research Series S Class	03	2005	10.6300	11.2668	0
MFS®/Sun Life Research Series S Class	03	2004	10.0000	10.6300	0

MFS®/Sun Life Research Series S Class	04	2006	11.2472	12.1913	0
MFS®/Sun Life Research Series S Class	04	2005	10.6277	11.2472	0
MFS®/Sun Life Research Series S Class	04	2004	10.0000	10.6277	0

MFS®/Sun Life Research Series S Class	05	2006	11.2211	12.1383	0
MFS®/Sun Life Research Series S Class	05	2005	10.6245	11.2211	0
MFS®/Sun Life Research Series S Class	05	2004	10.0000	10.6245	0

MFS®/Sun Life Strategic Growth Series S Class	01	2006	10.4704	10.9875	0
MFS®/Sun Life Strategic Growth Series S Class	01	2005	10.4903	10.4704	0
MFS®/Sun Life Strategic Growth Series S Class	01	2004	10.0000	10.4903	0

MFS®/Sun Life Strategic Growth Series S Class	02	2006	10.4461	10.9399	0
MFS®/Sun Life Strategic Growth Series S Class	02	2005	10.4872	10.4461	0
MFS®/Sun Life Strategic Growth Series S Class	02	2004	10.0000	10.4872	0

MFS®/Sun Life Strategic Growth Series S Class	03	2006	10.4401	10.9281	0
MFS®/Sun Life Strategic Growth Series S Class	03	2005	10.4864	10.4401	0
MFS®/Sun Life Strategic Growth Series S Class	03	2004	10.0000	10.4864	0

MFS®/Sun Life Strategic Growth Series S Class	04	2006	10.4219	10.8924	0
MFS®/Sun Life Strategic Growth Series S Class	04	2005	10.4841	10.4219	0
MFS®/Sun Life Strategic Growth Series S Class	04	2004	10.0000	10.4841	0

MFS®/Sun Life Strategic Growth Series S Class	05	2006	10.3977	10.8451	0
MFS®/Sun Life Strategic Growth Series S Class	05	2005	10.4810	10.3977	0
MFS®/Sun Life Strategic Growth Series S Class	05	2004	10.0000	10.4810	0

MFS®/Sun Life Total Return Series S Class	01	2006	10.5067	11.5995	522,048
MFS®/Sun Life Total Return Series S Class	01	2005	10.3588	10.5067	260,030
MFS®/Sun Life Total Return Series S Class	01	2004	10.0000	10.3588	0

MFS®/Sun Life Total Return Series S Class	02	2006	10.4823	11.5493	149,294
MFS®/Sun Life Total Return Series S Class	02	2005	10.3557	10.4823	102,738
MFS®/Sun Life Total Return Series S Class	02	2004	10.0000	10.3557	0

MFS®/Sun Life Total Return Series S Class	03	2006	10.4763	11.5367	0
MFS®/Sun Life Total Return Series S Class	03	2005	10.3550	10.4763	0
MFS®/Sun Life Total Return Series S Class	03	2004	10.0000	10.3550	0

MFS®/Sun Life Total Return Series S Class	04	2006	10.4580	11.4992	7,403
MFS®/Sun Life Total Return Series S Class	04	2005	10.3527	10.4580	4,416
MFS®/Sun Life Total Return Series S Class	04	2004	10.0000	10.3527	0

MFS®/Sun Life Total Return Series S Class	05	2006	10.4337	11.4492	0
MFS®/Sun Life Total Return Series S Class	05	2005	10.3496	10.4337	0
MFS®/Sun Life Total Return Series S Class	05	2004	10.0000	10.3496	0

MFS®/Sun Life Utilities Series S Class	01	2006	12.4902	16.2603	1,404
MFS®/Sun Life Utilities Series S Class	01	2005	10.8236	12.4902	106
MFS®/Sun Life Utilities Series S Class	01	2004	10.0000	10.8236	0

MFS®/Sun Life Utilities Series S Class	02	2006	12.4613	16.1900	1,484
MFS®/Sun Life Utilities Series S Class	02	2005	10.8204	12.4613	0
MFS®/Sun Life Utilities Series S Class	02	2004	10.0000	10.8204	0

MFS®/Sun Life Utilities Series S Class	03	2006	12.4541	16.1724	0
MFS®/Sun Life Utilities Series S Class	03	2005	10.8196	12.4541	0
MFS®/Sun Life Utilities Series S Class	03	2004	10.0000	10.8196	0

MFS®/Sun Life Utilities Series S Class	04	2006	12.4324	16.1197	0
MFS®/Sun Life Utilities Series S Class	04	2005	10.8172	12.4324	0
MFS®/Sun Life Utilities Series S Class	04	2004	10.0000	10.8172	0

MF®S/Sun Life Utilities Series S Class	05	2006	12.4036	16.0497	0
MFS®/Sun Life Utilities Series S Class	05	2005	10.8140	12.4036	0
MFS®/Sun Life Utilities Series S Class	05	2004	10.0000	10.8140	0

MFS®/Sun Life Value Series S Class	01	2006	10.9903	13.0823	1,703
MFS®/Sun Life Value Series S Class	01	2005	10.4759	10.9903	118
MFS®/Sun Life Value Series S Class	01	2004	10.0000	10.4759	0

MFS®/Sun Life Value Series S Class	02	2006	10.9648	13.0257	2,073
MFS®/Sun Life Value Series S Class	02	2005	10.4728	10.9648	0
MFS®/Sun Life Value Series S Class	02	2004	10.0000	10.4728	0

MFS®/Sun Life Value Series S Class	03	2006	10.9585	13.0115	0
MFS®/Sun Life Value Series S Class	03	2005	10.4720	10.9585	0
MFS®/Sun Life Value Series S Class	03	2004	10.0000	10.4720	0

MFS®/Sun Life Value Series S Class	04	2006	10.9394	12.9691	0
MFS®/Sun Life Value Series S Class	04	2005	10.4697	10.9394	0
MF®S/Sun Life Value Series S Class	04	2004	10.0000	10.4697	0

MFS®/Sun Life Value Series S Class	05	2006	10.9140	12.9128	0
MFS®/Sun Life Value Series S Class	05	2005	10.4666	10.9140	0
MFS®/Sun Life Value Series S Class	05	2004	10.0000	10.4666	0

Mutual Shares Securities Fund, Class 2	01	2006	11.5222	13.4564	0
Mutual Shares Securities Fund, Class2	01	2005	10.5644	11.5222	0
Mutual Shares Securities Fund, Class2	01	2004	10.0000	10.5644	0

Mutual Shares Securities Fund, Class2	02	2006	11.4955	13.3981	0
Mutual Shares Securities Fund, Class2	02	2005	10.5612	11.4955	0
Mutual Shares Securities Fund, Class2	02	2004	10.0000	10.5612	0

Mutual Shares Securities Fund, Class2	03	2006	11.4888	13.3835	0
Mutual Shares Securities Fund, Class2	03	2005	10.5605	11.4888	0
Mutual Shares Securities Fund, Class2	03	2004	10.0000	10.5605	0

Mutual Shares Securities Fund, Class2	04	2006	11.4688	13.3399	0
Mutual Shares Securities Fund, Class2	04	2005	10.5581	11.4688	0
Mutual Shares Securities Fund, Class2	04	2004	10.0000	10.5581	0

Mutual Shares Securities Fund, Class2	05	2006	11.4422	13.2819	0
Mutual Shares Securities Fund, Class2	05	2005	10.5550	11.4422	0
Mutual Shares Securities Fund, Class2	05	2004	10.0000	10.5550	0

Oppenheimer Capital Appreciation Fund/VA, Service Shares	01	2006	10.7065	11.3737	1,992
Oppenheimer Capital Appreciation Fund/VA, Service Shares	01	2005	10.3494	10.7065	0
Oppenheimer Capital Appreciation Fund/VA, Service Shares	01	2004	10.0000	10.3494	0

Oppenheimer Capital Appreciation Fund/VA, Service Shares	02	2006	10.6817	11.3244	88
Oppenheimer Capital Appreciation Fund/VA, Service Shares	02	2005	10.3463	10.6817	0
Oppenheimer Capital Appreciation Fund/VA, Service Shares	02	2004	10.0000	10.3463	0

Oppenheimer Capital Appreciation Fund/VA, Service Shares	03	2006	10.6755	11.3121	0
Oppenheimer Capital Appreciation Fund/VA, Service Shares	03	2005	10.3456	10.6755	0
Oppenheimer Capital Appreciation Fund/VA, Service Shares	03	2004	10.0000	10.3456	0

Oppenheimer Capital Appreciation Fund/VA, Service Shares	04	2006	10.6569	11.2752	0
Oppenheimer Capital Appreciation Fund/VA, Service Shares	04	2005	10.3433	10.6569	0
Oppenheimer Capital Appreciation Fund/VA, Service Shares	04	2004	10.0000	10.3433	0

Oppenheimer Capital Appreciation Fund/VA, Service Shares	05	2006	10.6322	11.2262	0
Oppenheimer Capital Appreciation Fund/VA, Service Shares	05	2005	10.3402	10.6322	0
Oppenheimer Capital Appreciation Fund/VA, Service Shares	05	2004	10.0000	10.3402	0

Oppenheimer Global Securities Fund/VA, Service Shares	01	2006	12.2905	14.2304	891
Oppenheimer Global Securities Fund/VA, Service Shares	01	2005	10.9225	12.2905	0
Oppenheimer Global Securities Fund/VA, Service Shares	01	2004	10.0000	10.9225	0

Oppenheimer Global Securities Fund/VA, Service Shares	02	2006	12.2620	14.1687	71
Oppenheimer Global Securities Fund/VA, Service Shares	02	2005	10.9193	12.2620	0
Oppenheimer Global Securities Fund/VA, Service Shares	02	2004	10.0000	10.9193	0

Oppenheimer Global Securities Fund/VA, Service Shares	03	2006	12.2549	14.1534	0
Oppenheimer Global Securities Fund/VA, Service Shares	03	2005	10.9185	12.2549	0
Oppenheimer Global Securities Fund/VA, Service Shares	03	2004	10.0000	10.9185	0

Oppenheimer Global Securities Fund/VA, Service Shares	04	2006	12.2336	14.1073	0
Oppenheimer Global Securities Fund/VA, Service Shares	04	2005	10.9161	12.2336	0
Oppenheimer Global Securities Fund/VA, Service Shares	04	2004	10.0000	10.9161	0

Oppenheimer Global Securities Fund/VA, Service Shares	05	2006	12.2052	14.0460	0
Oppenheimer Global Securities Fund/VA, Service Shares	05	2005	10.9128	12.2052	0
Oppenheimer Global Securities Fund/VA, Service Shares	05	2004	10.0000	10.9128	0

Oppenheimer Main St. Fund® /VA, Service Shares	01	2006	10.8406	12.2730	175,843
Oppenheimer Main St. Fund® /VA, Service Shares	01	2005	10.3919	10.8406	58,093
Oppenheimer Main St. Fund® /VA, Service Shares	01	2004	10.0000	10.3919	0

Oppenheimer Main St. Fund® /VA, Service Shares	02	2006	10.8155	12.2198	65,082
Oppenheimer Main St. Fund® /VA, Service Shares	02	2005	10.3889	10.8155	14,783
Oppenheimer Main St. Fund® /VA, Service Shares	02	2004	10.0000	10.3889	0

Oppenheimer Main St. Fund® /VA, Service Shares	03	2006	10.8092	12.2065	0
Oppenheimer Main St. Fund® /VA, Service Shares	03	2005	10.3881	10.8092	0
Oppenheimer Main St. Fund® /VA, Service Shares	03	2004	10.0000	10.3881	0

Oppenheimer Main St. Fund® /VA, Service Shares	04	2006	10.7904	12.1668	550
Oppenheimer Main St. Fund® /VA, Service Shares	04	2005	10.3858	10.7904	0
Oppenheimer Main St. Fund® /VA, Service Shares	04	2004	10.0000	10.3858	0

Oppenheimer Main St. Fund® /VA, Service Shares	05	2006	10.7653	12.1139	0
Oppenheimer Main St. Fund® /VA, Service Shares	05	2005	10.3827	10.7653	0
Oppenheimer Main St. Fund® /VA, Service Shares	05	2004	10.0000	10.3827	0

Oppenheimer Main St. Small Cap Fund/VA	01	2006	11.6407	13.1673	1,626
Oppenheimer Main St. Small Cap Fund/VA	01	2005	10.7547	11.6407	0
Oppenheimer Main St. Small Cap Fund/VA	01	2004	10.0000	10.7547	0

Oppenheimer Main St. Small Cap Fund/VA	02	2006	11.6138	13.1103	0
Oppenheimer Main St. Small Cap Fund/VA	02	2005	10.7516	11.6138	0
Oppenheimer Main St. Small Cap Fund/VA	02	2004	10.0000	10.7516	0

Oppenheimer Main St. Small Cap Fund/VA	03	2006	11.6070	13.0960	0
Oppenheimer Main St. Small Cap Fund/VA	03	2005	10.7508	11.6070	0
Oppenheimer Main St. Small Cap Fund/VA	03	2004	10.0000	10.7508	0

Oppenheimer Main St. Small Cap Fund/VA	04	2006	11.5868	13.0534	0
Oppenheimer Main St. Small Cap Fund/VA	04	2005	10.7484	11.5868	0
Oppenheimer Main St. Small Cap Fund/VA	04	2004	10.0000	10.7484	0

Oppenheimer Main St. Small Cap Fund/VA	05	2006	11.5599	12.9966	0
Oppenheimer Main St. Small Cap Fund/VA	05	2005	10.7452	11.5599	0
Oppenheimer Main St. Small Cap Fund/VA	05	2004	10.0000	10.7452	0

PIMCO VIT Emerging Markets Bond Portfolio, Admin. Class	01	2006	11.3031	12.1853	837
PIMCO VIT Emerging Markets Bond Portfolio, Admin. Class	01	2005	10.3421	11.3031	0
PIMCO VIT Emerging Markets Bond Portfolio, Admin. Class	01	2004	10.0000	10.3421	0

PIMCO VIT Emerging Markets Bond Portfolio, Admin. Class	02	2006	11.2770	12.1325	175
PIMCO VIT Emerging Markets Bond Portfolio, Admin. Class	02	2005	10.3391	11.2770	0
PIMCO VIT Emerging Markets Bond Portfolio, Admin. Class	02	2004	10.0000	10.3391	0

PIMCO VIT Emerging Markets Bond Portfolio, Admin. Class	03	2006	11.2704	12.1194	0
PIMCO VIT Emerging Markets Bond Portfolio, Admin. Class	03	2005	10.3383	11.2704	0
PIMCO VIT Emerging Markets Bond Portfolio, Admin. Class	03	2004	10.0000	10.3383	0

PIMCO VIT Emerging Markets Bond Portfolio, Admin. Class	04	2006	11.2508	12.0799	0
PIMCO VIT Emerging Markets Bond Portfolio, Admin. Class	04	2005	10.3360	11.2508	0
PIMCO VIT Emerging Markets Bond Portfolio, Admin. Class	04	2004	10.0000	10.3360	0

PIMCO VIT Emerging Markets Bond Portfolio, Admin. Class	05	2006	11.2247	12.0274	0
PIMCO VIT Emerging Markets Bond Portfolio, Admin. Class	05	2005	10.3330	11.2247	0
PIMCO VIT Emerging Markets Bond Portfolio, Admin. Class	05	2004	10.0000	10.3330	0

PIMCO VIT Low Duration Portfolio, Admin. Class	01	2006	9.9668	10.2237	189,732
PIMCO VIT Low Duration Portfolio, Admin. Class	01	2005	10.0015	9.9668	57,693
PIMCO VIT Low Duration Portfolio, Admin. Class	01	2004	10.0000	10.0015	0

PIMCO VIT Low Duration Portfolio, Admin. Class	02	2006	9.9437	10.1794	91,419
PIMCO VIT Low Duration Portfolio, Admin. Class	02	2005	9.9985	9.9437	23,100
PIMCO VIT Low Duration Portfolio, Admin. Class	02	2004	10.0000	9.9985	0

PIMCO VIT Low Duration Portfolio, Admin. Class	03	2006	9.9379	10.1684	0
PIMCO VIT Low Duration Portfolio, Admin. Class	03	2005	9.9978	9.9379	0
PIMCO VIT Low Duration Portfolio, Admin. Class	03	2004	10.0000	9.9978	0

PIMCO VIT Low Duration Portfolio, Admin. Class	04	2006	9.9206	10.1352	1,449
PIMCO VIT Low Duration Portfolio, Admin. Class	04	2005	9.9956	9.9206	0
PIMCO VIT Low Duration Portfolio, Admin. Class	04	2004	10.0000	9.9956	0

PIMCO VIT Low Duration Portfolio, Admin. Class	05	2006	9.8976	10.0911	0
PIMCO VIT Low Duration Portfolio, Admin. Class	05	2005	9.9926	9.8976	0
PIMCO VIT Low Duration Portfolio, Admin. Class	05	2004	10.0000	9.9926	0

PIMCO VIT Real Return Portfolio, Admin. Class	01	2006	10.2623	10.1965	0
PIMCO VIT Real Return Portfolio, Admin. Class	01	2005	10.1886	10.2623	0
PIMCO VIT Real Return Portfolio, Admin. Class	01	2004	10.0000	10.1886	0

PIMCO VIT Real Return Portfolio, Admin. Class	02	2006	10.2385	10.1523	421
PIMCO VIT Real Return Portfolio, Admin. Class	02	2005	10.1856	10.2385	0
PIMCO VIT Real Return Portfolio, Admin. Class	02	2004	10.0000	10.1856	0

PIMCO VIT Real Return Portfolio, Admin. Class	03	2006	10.2326	10.1413	0
PIMCO VIT Real Return Portfolio, Admin. Class	03	2005	10.1848	10.2326	0
PIMCO VIT Real Return Portfolio, Admin. Class	03	2004	10.0000	10.1848	0

PIMCO VIT Real Return Portfolio, Admin. Class	04	2006	10.2147	10.1082	0
PIMCO VIT Real Return Portfolio, Admin. Class	04	2005	10.1826	10.2147	0
PIMCO VIT Real Return Portfolio, Admin. Class	04	2004	10.0000	10.1826	0

PIMCO VIT Real Return Portfolio, Admin. Class	05	2006	10.1910	10.0643	0
PIMCO VIT Real Return Portfolio, Admin. Class	05	2005	10.1796	10.1910	0
PIMCO VIT Real Return Portfolio, Admin. Class	05	2004	10.0000	10.1796	0

PIMCO VIT Total Return Portfolio, Admin. Class	01	2006	10.1737	10.4233	2,583
PIMCO VIT Total Return Portfolio, Admin. Class	01	2005	10.0656	10.1737	128
PIMCO VIT Total Return Portfolio, Admin. Class	01	2004	10.0000	10.0656	0

PIMCO VIT Total Return Portfolio, Admin. Class	02	2006	10.1502	10.3782	201
PIMCO VIT Total Return Portfolio, Admin. Class	02	2005	10.0627	10.1502	0
PIMCO VIT Total Return Portfolio, Admin. Class	02	2004	10.0000	10.0627	0

PIMCO VIT Total Return Portfolio, Admin. Class	03	2006	10.1443	10.3669	0
PIMCO VIT Total Return Portfolio, Admin. Class	03	2005	10.0619	10.1443	0
PIMCO VIT Total Return Portfolio, Admin. Class	03	2004	10.0000	10.0619	0

PIMCO VIT Total Return Portfolio, Admin. Class	04	2006	10.1266	10.3331	0
PIMCO VIT Total Return Portfolio, Admin. Class	04	2005	10.0597	10.1266	0
PIMCO VIT Total Return Portfolio, Admin. Class	04	2004	10.0000	10.0597	0

PIMCO VIT Total Return Portfolio, Admin. Class	05	2006	10.1031	10.2882	0
PIMCO VIT Total Return Portfolio, Admin. Class	05	2005	10.0567	10.1031	0
PIMCO VIT Total Return Portfolio, Admin. Class	05	2004	10.0000	10.0567	0

PIMCO VIT All Asset Portfolio, Admin. Class	01	2006	10.2235	10.5558	0
PIMCO VIT All Asset Portfolio, Admin. Class	01	2005	10.0000	10.2235	0

PIMCO VIT All Asset Portfolio, Admin. Class	02	2006	10.2201	10.5309	0
PIMCO VIT All Asset Portfolio, Admin. Class	02	2005	10.0000	10.2201	0

PIMCO VIT All Asset Portfolio, Admin. Class	03	2006	10.2193	10.5247	0
PIMCO VIT All Asset Portfolio, Admin. Class	03	2005	10.0000	10.2193	0

PIMCO VIT All Asset Portfolio, Admin. Class	04	2006	10.2167	10.5061	0
PIMCO VIT All Asset Portfolio, Admin. Class	04	2005	10.0000	10.2167	0

PIMCO VIT All Asset Portfolio, Admin. Class	05	2006	10.2133	10.4813	0
PIMCO VIT All Asset Portfolio, Admin. Class	05	2005	10.0000	10.2133	0

PIMCO VIT CommodityRealReturn Strategy Portfolio, Admin. Class	01	2006	10.3019	9.8482	0
PIMCO VIT CommodityRealReturn Strategy Portfolio, Admin. Class	01	2005	10.0000	10.3019	0

PIMCO VIT CommodityRealReturn Strategy Portfolio, Admin. Class	02	2006	10.2984	9.8250	0
PIMCO VIT CommodityRealReturn Strategy Portfolio, Admin. Class	02	2005	10.0000	10.2984	0

PIMCO VIT CommodityRealReturn Strategy Portfolio, Admin. Class	03	2006	10.2976	9.8192	0
PIMCO VIT CommodityRealReturn Strategy Portfolio, Admin. Class	03	2005	10.0000	10.2976	0

PIMCO VIT CommodityRealReturn Strategy Portfolio, Admin. Class	04	2006	10.2950	9.8018	0
PIMCO VIT CommodityRealReturn Strategy Portfolio, Admin. Class	04	2005	10.0000	10.2950	0

PIMCO VIT CommodityRealReturn Strategy Portfolio, Admin. Class	05	2006	10.2916	9.7787	0
PIMCO VIT CommodityRealReturn Strategy Portfolio, Admin. Class	05	2005	10.0000	10.2916	0

SCSM FI Large Cap Growth Fund S Class	01	2006	10.0000	9.8904	0

SCSM FI Large Cap Growth Fund S Class	02	2006	10.0000	9.8771	0

SCSM FI Large Cap Growth Fund S Class	03	2006	10.0000	9.8737	0

SCSM FI Large Cap Growth Fund S Class	04	2006	10.0000	9.8637	0

SCSM FI Large Cap Growth Fund S Class	05	2006	10.0000	9.8504	0

Sun Capital® All Cap Fund S Class	01	2006	10.7016	12.6454	8
Sun Capital® All Cap Fund S Class	01	2005	10.9547	10.7016	11
Sun Capital® All Cap Fund S Class	01	2004	10.0000	10.9547	0

Sun Capital® All Cap Fund S Class	02	2006	10.6769	12.5906	0
Sun Capital® All Cap Fund S Class	02	2005	10.9514	10.6769	0
Sun Capital® All Cap Fund S Class	02	2004	10.0000	10.9514	0

Sun Capital® All Cap Fund S Class	03	2006	10.6707	12.5770	0
Sun Capital® All Cap Fund S Class	03	2005	10.9506	10.6707	0
Sun Capital® All Cap Fund S Class	03	2004	10.0000	10.9506	0

Sun Capital® All Cap Fund S Class	04	2006	10.6521	12.5360	0
Sun Capital® All Cap Fund S Class	04	2005	10.9482	10.6521	0
Sun Capital® All Cap Fund S Class	04	2004	10.0000	10.9482	0

Sun Capital® All Cap Fund S Class	05	2006	10.6274	12.4815	0
Sun Capital® All Cap Fund S Class	05	2005	10.9450	10.6274	0
Sun Capital® All Cap Fund S Class	05	2004	10.0000	10.9450	0

Sun Capital Investment Grade Bond Fund® S Class	01	2006	10.1008	10.4773	4
Sun Capital Investment Grade Bond Fund® S Class	01	2005	10.0642	10.1008	6
Sun Capital Investment Grade Bond Fund® S Class	01	2004	10.0000	10.0642	0

Sun Capital Investment Grade Bond Fund® S Class	02	2006	10.0774	10.4319	0
Sun Capital Investment Grade Bond Fund® S Class	02	2005	10.0612	10.0774	0
Sun Capital Investment Grade Bond Fund® S Class	02	2004	10.0000	10.0612	0

Sun Capital Investment Grade Bond Fund® S Class	03	2006	10.0716	10.4206	0
Sun Capital Investment Grade Bond Fund® S Class	03	2005	10.0605	10.0716	0
Sun Capital Investment Grade Bond Fund® S Class	03	2004	10.0000	10.0605	0

Sun Capital Investment Grade Bond Fund® S Class	04	2006	10.0541	10.3866	0
Sun Capital Investment Grade Bond Fund® S Class	04	2005	10.0583	10.0541	0
Sun Capital Investment Grade Bond Fund® S Class	04	2004	10.0000	10.0583	0

Sun Capital Investment Grade Bond Fund® S Class	05	2006	10.0307	10.3415	0
Sun Capital Investment Grade Bond Fund® S Class	05	2005	10.0553	10.0307	0
Sun Capital Investment Grade Bond Fund® S Class	05	2004	10.0000	10.0553	0

Sun Capital Money Market Fund® S Class	01	2006	10.0861	10.3820	4
Sun Capital Money Market Fund® S Class	01	2005	10.0000	10.0861	3

Sun Capital Money Market Fund® S Class	02	2006	10.0702	10.3447	0
Sun Capital Money Market Fund® S Class	02	2005	10.0000	10.0702	0

Sun Capital Money Market Fund® S Class	03	2006	10.0662	10.3354	0
Sun Capital Money Market Fund® S Class	03	2005	10.0000	10.0662	0

Sun Capital Money Market Fund® S Class	04	2006	10.0543	10.3074	0
Sun Capital Money Market Fund® S Class	04	2005	10.0000	10.0543	0

Sun Capital Money Market Fund® S Class	05	2006	10.0384	10.2702	0
Sun Capital Money Market Fund® S Class	05	2005	10.0000	10.0384	0

Sun Capital Real Estate Fund® S Class	01	2006	11.8869	16.2587	23,493
Sun Capital Real Estate Fund® S Class	01	2005	11.0173	11.8869	9,408
Sun Capital Real Estate Fund® S Class	01	2004	10.0000	11.0173	0

Sun Capital Real Estate Fund® S Class	02	2006	11.8594	16.1883	7,020
Sun Capital Real Estate Fund® S Class	02	2005	11.0140	11.8594	1,309
Sun Capital Real Estate Fund® S Class	02	2004	10.0000	11.0140	0

Sun Capital Real Estate Fund® S Class	03	2006	11.8525	16.1708	0
Sun Capital Real Estate Fund® S Class	03	2005	11.0132	11.8525	0
Sun Capital Real Estate Fund® S Class	03	2004	10.0000	11.0132	0

Sun Capital Real Estate Fund® S Class	04	2006	11.8319	16.1181	0
Sun Capital Real Estate Fund® S Class	04	2005	11.0108	11.8319	0
Sun Capital Real Estate Fund® S Class	04	2004	10.0000	11.0108	0

Sun Capital Real Estate Fund® S Class	05	2006	11.8044	16.0481	0
Sun Capital Real Estate Fund® S Class	05	2005	11.0075	11.8044	0
Sun Capital Real Estate Fund® S Class	05	2004	10.0000	11.0075	0

Templeton Developing Markets Securities Fund, Class 2	01	2006	11.2121	14.1681	0
Templeton Developing Markets Securities Fund, Class 2	01	2005	10.0000	11.2121	0

Templeton Developing Markets Securities Fund, Class 2	02	2006	11.2083	14.1348	1,929
Templeton Developing Markets Securities Fund, Class 2	02	2005	10.0000	11.2083	0

Templeton Developing Markets Securities Fund, Class 2	03	2006	11.2074	14.1265	0
Templeton Developing Markets Securities Fund, Class 2	03	2005	10.0000	11.2074	0

Templeton Developing Markets Securities Fund, Class 2	04	2006	11.2046	14.1015	0
Templeton Developing Markets Securities Fund, Class 2	04	2005	10.0000	11.2046	0

Templeton Developing Markets Securities Fund, Class 2	05	2006	11.2009	14.0682	0
Templeton Developing Markets Securities Fund, Class 2	05	2005	10.0000	11.2009	0

Templeton Foreign Securities Fund, Class 2	01	2006	11.6597	13.9695	132,911
Templeton Foreign Securities Fund, Class 2	01	2005	10.7279	11.6597	46,008
Templeton Foreign Securities Fund, Class 2	01	2004	10.0000	10.7279	0

Templeton Foreign Securities Fund, Class 2	02	2006	11.6327	13.9090	50,285
Templeton Foreign Securities Fund, Class 2	02	2005	10.7247	11.6327	11,402
Templeton Foreign Securities Fund, Class 2	02	2004	10.0000	10.7247	0

Templeton Foreign Securities Fund, Class 2	03	2006	11.6259	13.8939	0
Templeton Foreign Securities Fund, Class 2	03	2005	10.7239	11.6259	0
Templeton Foreign Securities Fund, Class 2	03	2004	10.0000	10.7239	0

Templeton Foreign Securities Fund, Class 2	04	2006	11.6057	13.8487	384
Templeton Foreign Securities Fund, Class 2	04	2005	10.7216	11.6057	0
Templeton Foreign Securities Fund, Class 2	04	2004	10.0000	10.7216	0

Templeton Foreign Securities Fund, Class 2	05	2006	11.5787	13.7884	0
Templeton Foreign Securities Fund, Class 2	05	2005	10.7184	11.5787	0
Templeton Foreign Securities Fund, Class 2	05	2004	10.0000	10.7184	0

Templeton Growth Securities Fund, Class 2	01	2006	11.4124	13.7142	169
Templeton Growth Securities Fund, Class 2	01	2005	10.6263	11.4124	0
Templeton Growth Securities Fund, Class 2	01	2004	10.0000	10.6263	0

Templeton Growth Securities Fund, Class 2	02	2006	11.3860	13.6548	74
Templeton Growth Securities Fund, Class 2	02	2005	10.6232	11.3860	0
Templeton Growth Securities Fund, Class 2	02	2004	10.0000	10.6232	0

Templeton Growth Securities Fund, Class 2	03	2006	11.3794	13.6400	0
Templeton Growth Securities Fund, Class 2	03	2005	10.6224	11.3794	0
Templeton Growth Securities Fund, Class 2	03	2004	10.0000	10.6224	0

Templeton Growth Securities Fund, Class 2	04	2006	11.3596	13.5955	0
Templeton Growth Securities Fund, Class 2	04	2005	10.6200	11.3596	0
Templeton Growth Securities Fund, Class 2	04	2004	10.0000	10.6200	0

Templeton Growth Securities Fund, Class 2	05	2006	11.3332	13.5364	0
Templeton Growth Securities Fund, Class 2	05	2005	10.6169	11.3332	0
Templeton Growth Securities Fund, Class 2	05	2004	10.0000	10.6169	0

Wanger Select, Variable Series	01	2006	11.5457	13.6344	1
Wanger Select, Variable Series	01	2005	10.0000	11.5457	1

Wanger Select, Variable Series	02	2006	11.5275	13.5854	0
Wanger Select, Variable Series	02	2005	10.0000	11.5275	0

Wanger Select, Variable Series	03	2006	11.5230	13.5731	0
Wanger Select, Variable Series	03	2005	10.0000	11.5230	0

Wanger Select, Variable Series	04	2006	11.5093	13.5365	0
Wanger Select, Variable Series	04	2005	10.0000	11.5093	0

Wanger Select, Variable Series	05	2006	11.4911	13.4876	0
Wanger Select, Variable Series	05	2005	10.0000	11.4911	0

Wanger US Smaller Companies, Variable Series	01	2006	11.0967	11.8092	0
Wanger US Smaller Companies, Variable Series	01	2005	10.0000	11.0967	0

Wanger US Smaller Companies, Variable Series	02	2006	11.0792	11.7668	0
Wanger US Smaller Companies, Variable Series	02	2005	10.0000	11.0792	0

Wanger US Smaller Companies, Variable Series	03	2006	11.0749	11.7562	0
Wanger US Smaller Companies, Variable Series	03	2005	10.0000	11.0749	0

Wanger US Smaller Companies, Variable Series	04	2006	11.0618	11.7244	0
Wanger US Smaller Companies, Variable Series	04	2005	10.0000	11.0618	0

Wanger US Smaller Companies, Variable Series	05	2006	11.0443	11.6821	0
Wanger US Smaller Companies, Variable Series	05	2005	10.0000	11.0443	0

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
P.O. Box 9133
Wellesley Hills, Massachusetts 02481

TELEPHONE:
Toll Free (800) 752-7215

GENERAL DISTRIBUTOR
Clarendon Insurance Agency, Inc.
One Sun Life Executive Park
Wellesley Hills, Massachusetts 02481

PART B

MAY 1, 2007

SUN LIFE FINANCIAL MASTERS® SELECT NY

VARIABLE AND FIXED ANNUITY

STATEMENT OF ADDITIONAL INFORMATION

SUN LIFE (N.Y.) VARIABLE ACCOUNT C

TABLE OF CONTENTS

Sun Life Insurance and Annuity Company of New York
Advertising and Sales Literature
Tax Deferred Accumulation
Calculations
Example of Variable Accumulation Unit Value Calculation
Example of Variable Annuity Unit Calculation
Example of Variable Annuity Payment Calculation
Distribution of the Contract
Custodian
Independent Registered Public Accounting Firm
Financial Statements

The Statement of Additional Information sets forth information which may be of interest to prospective purchasers of the Sun Life Financial Masters® Select NY Variable and Fixed Annuity Contracts (the "Contract") issued by Sun Life Insurance and Annuity Company of New York (the "Company") in connection with Sun Life (N.Y.) Variable Account C (the "Variable Account"). The information included herein is not included in the Prospectus dated May 1, 2007. This Statement of Additional Information should be read in conjunction with the Prospectus, a copy of which may be obtained without charge from the Company by writing to Sun Life Insurance and Annuity Company of New York, c/o Annuity Division, P.O. Box 9133, Wellesley Hills, Massachusetts 02481, or by telephoning (800)-447-7569.

The terms used in this Statement of Additional Information have the same meanings as in the Prospectus.

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THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE PURCHASERS ONLY IF PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK ("Sun Life (N.Y.)")

Sun Life Financial Inc. ("Sun Life Financial"), a reporting company under the Securities Exchange Act of 1934 with common shares listed on the Toronto, New York and Philippine stock exchanges, is the ultimate corporate parent of Sun Life (N.Y.). Sun Life Financial ultimately controls Sun Life (N.Y.) through the following intervening company subsidiaries: Sun Life Assurance Company of Canada (U.S.), Sun Life of Canada (U.S.) Holdings, Inc., Sun Life Financial (U.S.) Investments LLC, Sun Life Financial (U.S.) Holdings, Inc., Sun Life Assurance Company of Canada - U.S. Operations Holdings, Inc., and Sun Life Financial Corp.

ADVERTISING AND SALES LITERATURE

As set forth in the Prospectus, the Company may refer to the following organizations (and others) in its marketing materials:

A.M. BEST'S RATING SYSTEM is designed to evaluate the various factors affecting the overall performance of an insurance company in order to provide an opinion as to an insurance company's relative financial strength and ability to meet its contractual obligations. The procedure includes both a quantitative and qualitative review of each company.

FITCH CREDIT RATING Company's Insurance Company Claims Paying Ability Rating is an independent evaluation by a nationally accredited rating organization of an insurance company's ability to meet its future obligations under the contracts and products it sells. The rating takes into account both quantitative and qualitative factors.

LIPPER VARIABLE INSURANCE PRODUCTS PERFORMANCE ANALYSIS SERVICE is a publisher of statistical data covering the investment company industry in the United States and overseas. Lipper is recognized as the leading source of data on open-end and closed-end funds. Lipper currently tracks the performance of over 5,000 investment companies and publishes numerous specialized reports, including reports on performance and portfolio analysis, fee and expense analysis.

STANDARD & POOR'S insurance claims-paying ability rating is an opinion of an operating insurance company's financial capacity to meet obligations of its insurance policies in accordance with their terms.

VARDS (Variable Annuity Research Data Service) provides a comprehensive guide to variable annuity contract features and historical fund performance. The service also provides a readily understandable analysis of the comparative characteristics and market performance of funds inclusive in variable contracts.

MOODY'S Investors Services, Inc.'s insurance claims-paying rating is a system of rating an insurance company's financial strength, market leadership, and ability to meet financial obligations. The purpose of Moody's ratings is to provide investors with a simple system of gradation by which the relative quality of insurance companies may be noted.

STANDARD & POOR'S INDEX - broad-based measurement of changes in stock-market conditions based on the average performance of 500 widely held common stocks; commonly known as the Standard & Poor's 500 (S&P 500). The selection of stocks, their relative weightings to reflect differences in the number of outstanding shares, and publication of the index itself are services of Standard & Poor's Corporation, a financial advisory, securities rating, and publishing firm. The index tracks 400 industrial company stocks, 20 transportation stocks, 40 financial company stocks, and 40 public utilities.

NASDAQ-OTC Price Index - this index is based on the National Association of Securities Dealers Automated Quotations (NASDAQ) and represents all domestic over-the-counter stocks except those traded on exchanges and those having only one market maker, a total of some 3,500 stocks. It is market value-weighted and was introduced with a base of 100.00 on February 5, 1971.

DOW JONES INDUSTRIAL AVERAGE (DJIA) - price-weighted average of 30 actively traded blue chip stocks, primarily industrials, but including American Express Company and American Telephone and Telegraph Company. Prepared and Published by Dow Jones & Company, it is the oldest and most widely quoted of all the market indicators. The average is quoted in points, not dollars.

MORNINGSTAR, Inc. is an independent financial publisher offering comprehensive statistical and analytical coverage of open-end and closed-end funds and variable annuities. This coverage for mutual funds includes, among other information, performance analysis rankings, risk rankings (e.g. aggressive, moderate or conservative), and "style box" matrices. Style box matrices display, for equity funds, the investment philosophy and size of the companies in which the fund invests and, for fixed-income funds, interest rate sensitivity and credit quality of the investment instruments.

IBBOTSON ASSOCIATES, Inc. is a consulting firm that provides a variety of historical data, including total return, capital appreciation and income, on the stock market as well as other investment asset classes, and inflation. This information will be used primarily for comparative purposes and to illustrate general financial planning principles.

In its advertisements and other sales literature for the Variable Account and the Funds, the Company intends to illustrate the advantages of the Contracts in a number of ways:

DOLLAR-COST AVERAGING ILLUSTRATIONS. These illustrations will generally discuss the price-leveling effect of making regular investments in the same Sub-Accounts over a period of time, to take advantage of the trends in market prices of the portfolio securities purchased by those Sub-Accounts.

SYSTEMATIC WITHDRAWAL PROGRAM. A service provided by the Company, through which a Participant may take any distribution allowed by Internal Revenue Code Section 401 (a) (9) in the case of Qualified Contracts, or permitted under Internal Revenue Code Section 72 in the case of Non-Qualified Contracts, by way of a series of partial withdrawals. Withdrawals under this program may be fully or partially includible in income and may be subject to a 10% penalty tax. Consult your tax advisor.

THE COMPANY'S AND THE FUNDS' CUSTOMERS. Sales literature for the Variable Account and the Funds may refer to the number of clients which they serve.

THE COMPANY'S ASSETS, SIZE. The Company may discuss its general financial condition (see, for example, the references to Standard & Poor's, Fitch and A.M. Best Company above); it may refer to its assets; and it may discuss its relative size and/or ranking among companies in the industry or among any sub-classification of those companies, based upon recognized evaluation criteria. For example, at December 31, 1998, the Company was the 36th largest U.S. life insurance company based upon overall assets.

COMPOUND INTEREST ILLUSTRATIONS. These will emphasize several advantages of the variable annuity contract. For example, but not by way of limitation, the literature may emphasize the potential savings through tax deferral; the potential advantage of the Variable Account over the Fixed Account; and the compounding effect when a participant makes regular deposits to his or her account.

The Company may use hypothetical illustrations of the benefits of tax deferral, including but not limited to the following chart:

The chart below assumes an initial investment of $10,000 which remains fully invested for the entire time period, an 8% annual return, and a 33% combined federal and state income tax rate. It compares how 3 different investments might fare over 10, 20, and 30 years. The first example illustrates an investment in a non-tax-deferred account and assumes that taxes are paid annually out of that account. The second example illustrates how the same investment would grow in a tax-deferred investment, such as an annuity. The third example illustrates the net value of the tax-deferred investment after paying taxes on the full account value.

	10 YEARS	20 YEARS	30 YEARS

Non-Tax-Deferred Account	$16,856	$28,413	$ 47,893

Tax-Deferred Account	$21,589	$46,610	$100,627

Tax-Deferred Account After Paying Taxes	$17,765	$34,528	$ 70,720

THIS ILLUSTRATION IS HYPOTHETICAL AND DOES NOT REPRESENT THE PROJECTED PERFORMANCE OF THE CONTRACT OR ANY OF ITS INVESTMENT OPTIONS. THE ILLUSTRATION DOES NOT REFLECT THE DEDUCTION OF ANY CHARGES OR FEES RELATED TO PORTFOLIO MANAGEMENT, MORTALITY AND EXPENSE, OR ACCOUNT ADMINISTRATION. TAXES ON EARNINGS WITHIN AN ANNUITY ARE DUE UPON WITHDRAWAL. WITHDRAWALS MAY ALSO BE SUBJECT TO SURRENDER CHARGES AND, IF MADE PRIOR TO AGE 59½, A 10% FEDERAL PENALTY TAX.

TAX-DEFERRED ACCUMULATION

In general, individuals who own annuity contracts are not taxed on increases in the value of their annuity contracts until some form of distribution is made under the contract. As a result, the annuity contract would benefit from tax deferral during the contract's accumulation phase; this would have the effect of permitting an investment in an annuity contract to grow more rapidly that a comparable investment under which increases in value are taxed on a current basis.

In reports or other communications to you or in advertising or sales materials, we may also describe the effects of tax-deferred compounding on the Variable Account's investment returns. We may illustrate these effects in charts or graphs and from time to time may include comparisons of returns under the Contract or in general on a tax-deferred basis, with the returns on a taxable basis. Different tax rates may be assumed. Any such illustrative chart or graph would show accumulations on an initial investment or Purchase Payment, assuming a given amount (including the applicable interest credit), hypothetical gross annual returns compounded annually, and a stated rate of return. The values shown for the taxable investment would not include any deduction for management fees or other expenses, but would assume the annual deduction of federal and state taxes from investment returns. The values shown for the Contract in a chart would reflect the deduction of Contract expenses, such as the mortality and expense risk charge, the 0.15% administrative charge, the 0.15% distribution fee, and the $30 annual Account Fee. In addition, the values shown would assume that the Participant has not surrendered his or her Contract or made any partial surrenders until the end of the period shown. The chart would assume a full surrender at the end of the period shown and the payment of federal and state taxes, at a rate of not more than 33%, on the amount in excess of the Purchase Payments.

In developing illustrative tax deferral charts, we will observe these general principles:

●	The assumed rate of earnings will be realistic.
●	The illustrative chart will accurately depict the effect of all fees and charges or provide a narrative that prominently discloses all fees and charges under the Contract.
●	Charts comparing accumulation values for tax-deferred and non-tax-deferred investments will depict the implications of any surrender.
●	A narrative accompanying the chart will prominently disclose that there may be a 10% tax penalty on a surrender by a Participant who has not reached age 59½ at the time of surrender.

The rates of return illustrated in any chart would be hypothetical and are not an estimate or guaranty of performance. Actual tax returns may vary among Participants.

CALCULATIONS

EXAMPLE OF VARIABLE ACCUMULATION UNIT VALUE CALCULATION

Suppose the net asset value of a Fund share at the end of the current valuation period is $18.38; at the end of the immediately preceding valuation period was $18.32; the Valuation Period is one day; and no dividends or distributions caused Fund shares to go "ex-dividend" during the current Valuation Period. $18.38 ÷ $18.32 = 1.00327511. Subtracting the one day risk factor for mortality and expense risks and the administrative expense charge of .00006235 (the daily equivalent of the current maximum charge of 2.25% on an annual basis) gives a net investment factor of 1.00321276. If the value of the variable accumulation unit for the immediately preceding valuation period had been 14.5645672, the value for the current valuation period would be 14.6113597 (14.5645672 x 1.00321276).

EXAMPLE OF VARIABLE ANNUITY UNIT CALCULATION

Suppose the circumstances of the first example exist, and the value of an annuity unit for the immediately preceding valuation period had been 12.3456789. If the first variable annuity payment is determined by using an annuity payment based on an assumed interest rate of 3% per year, the value of the annuity unit for the current valuation period would be 12.3845638 (12.3456789 x 1.00323092 (the Net Investment Factor based on the daily equivalent of maximum annuity phase charge of 1.60% on an annual basis) x 0.99991902). 0.99991902 is the factor, for a one day Valuation Period, that neutralizes the assumed interest rate of 3% per year used to establish the Annuity Payment Rates found in certain Contracts.

EXAMPLE OF VARIABLE ANNUITY PAYMENT CALCULATION

Suppose that a Participant Account is credited with 8,765.4321 variable accumulation units of a particular Sub-Account but is not credited with any fixed accumulation units; that the variable accumulation unit value and the annuity unit value for the particular Sub-Account for the valuation period which ends immediately preceding the annuity commencement date are 14.5645672 and 12.3456789 respectively; that the annuity payment rate for the age and option elected is $6.78 per $1,000; and that the annuity unit value on the day prior to the second variable annuity payment date is 12.3845638. The first variable annuity payment would be $865.57 (8,765.4321 x 14.5645672 x 6.78 ÷ 1,000). The number of annuity units credited would be 70.1112 ($865.57 ÷ 12.3456789) and the second variable annuity payment would be $868.30 (70.1112 x 12.3845638).

DISTRIBUTION OF THE CONTRACT

We offer the Contract on a continuous basis. Contracts are sold by licensed insurance agents in those states where the Contract may be lawfully sold. Such agents will be registered representatives of broker-dealers registered under the Securities Exchange Act of 1934 who are members of the National Association of Securities Dealers, Inc. and who have entered into distribution agreements with the Company and the general distributor and principal underwriter of the Contracts, Clarendon Insurance Agency, Inc. ("Clarendon"), One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481. Clarendon is a wholly-owned subsidiary of the Company. Clarendon is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. Clarendon also acts as the general distributor of certain other annuity contracts issued by the Company and its subsidiary, Sun Life Insurance and Annuity Company of New York, and variable life insurance contracts issued by the Company.

Commissions and other distribution compensation will be paid by the Company to the selling agents and will not be more than 7.50% of Purchase Payments. In addition, after the first Account Year, broker-dealers who have entered into distribution agreements with the Company may receive an annual renewal commission of no more than 1.00% of the Participant’s Account Value. In addition to commissions, the Company may, from time to time, pay or allow additional promotional incentives, in the form of cash or other compensation. The Company reserves the right to offer these additional incentives only to certain broker-dealers that sell or are expected to sell during specified time periods certain minimum amounts of Contracts or Certificates or other contracts offered by the Company. Promotional incentives may change at any time. Commissions will not be paid with respect to Participant Accounts established for the personal account of employees of the Company or any of its affiliates, or of persons engaged in the distribution of the Contract, or of immediate family members of such employees or persons. In addition, commissions may be waived or reduced in connection with certain transactions described in the Prospectus under the heading "Waivers; Reduced Charges; Credits; Special Guaranteed Interest Rates."

CUSTODIAN

We are the Custodian of the assets of the Variable Account. We will purchase Fund shares at net asset value in connection with amounts allocated to the Sub-Accounts in accordance with your instructions, and we will redeem Fund shares at net asset value for the purpose of meeting the contractual obligations of the Variable Account, paying charges relative to the Variable Account or making adjustments for annuity reserves held in the Variable Account.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The consolidated financial statements of Sun Life Insurance and Annuity Company of New York included in the Statement of Additional Information have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing therein (which report, dated March 27, 2007, accompanying such financial statements expresses an unqualified opinion and includes an explanatory paragraph relating to the adoption of the American Institute of Certified Public Accountants' Statement of Position 03-01, Accounting and Reporting by Insurance Enterprises of Certain Nontraditional Long-Duration Contracts and for Separate Accounts, effective January 1, 2004, as described in Note 1), and have been so included in their reliance upon the report of such firm given upon their authority as experts in accounting and auditing. Their office is located at 200 Berkeley St, Boston, Massachusetts.

The financial statements of Sun Life (N.Y.) Variable Account C that are included in the Statement of Additional Information have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing therein (which report dated April 20, 2007 accompanying the financial statements expresses an unqualified opinion) and are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

FINANCIAL STATEMENTS

The financial statements of the Variable Account and Sun Life Insurance and Annuity Company of New York are included herein. The financial statements of Sun Life Insurance and Annuity Company of New York are provided as relevant to its ability to meet its financial obligations under the Certificates and should not be considered as bearing on the investment performance of the assets held in the Variable Account.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
CONSOLIDATED STATEMENTS OF INCOME
(in thousands)
For the years ended December 31,

	2006	2005	2004
Revenues

Premiums and annuity considerations	$38,322	$32,247	$35,006
Net investment income	97,365	94,264	93,870
Net realized investment (losses) gains	(6,081)	(4,086)	9,301
Fee and other income	21,083	13,578	13,562

Total revenues	150,689	136,003	151,739

Benefits and Expenses

Interest credited	56,379	69,641	78,220
Policyowner benefits	29,257	25,663	26,622
Other operating expenses	22,988	23,489	19,305
Amortization of deferred policy acquisition costs	18,422	9,491	5,763

Total benefits and expenses	127,046	128,284	129,910

Income before income tax expense and cumulative effect of change in accounting principle	23,643	7,719	21,829

Income tax expense
Federal	7,410	2,278	7,229
State	-	-	82
Income tax expense	7,410	2,278	7,311

Income before cumulative effect of change in accounting principle, net of tax	16,233	5,441	14,518

Cumulative effect of change in accounting principle, net of tax benefit of $471	-	-	(874)

Net income	$16,233	$5,441	$13,644

The accompanying notes are an integral part of the consolidated financial statements.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
CONSOLIDATED BALANCE SHEETS
(in thousands, except share data)

	December 31, 2006	December 31, 2005
ASSETS

Investments:
Available-for-sale fixed maturity securities at fair value (amortized cost of $1,460,077 and $1,684,650 in 2006 and 2005, respectively)	$1,463,043	$1,682,864
Mortgage loans	161,292	144,422
Policy loans	139	188
Other invested assets	65,922	53
Cash and cash equivalents	54,231	54,540

Total investments and cash	1,744,627	1,882,067

Accrued investment income	15,125	18,400
Deferred policy acquisition costs	85,021	80,640
Deferred federal income taxes	-	4,273
Goodwill	37,788	37,788
Receivable for investments sold	1,244	1,471
Reinsurance receivable	5,906	5,886
Other assets	15,146	4,795
Separate account assets	796,827	681,218

Total assets	$2,701,684	$2,716,538

LIABILITIES

Contractholder deposit funds and other policy liabilities	$1,437,396	$1,642,039
Future contract and policy benefits	54,100	50,549
Deferred federal income taxes	6,953	-
Payable for investments purchased	5,735	12,053
Other liabilities and accrued expenses	90,517	38,676
Separate account liabilities	796,827	681,218

Total liabilities	2,391,528	2,424,535

Commitments and contingencies - Note 19

STOCKHOLDER’S EQUITY

Common stock, $350 par value - 6,001 shares authorized;
6,001 shares issued and outstanding	2,100	2,100
Additional paid-in capital	239,963	239,963
Accumulated other comprehensive income (loss)	1,432	(488)
Retained earnings	66,661	50,428

Total stockholder’s equity	310,156	292,003

Total liabilities and stockholder’s equity	$2,701,684	$2,716,538

The accompanying notes are an integral part of the consolidated financial statements.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
(in thousands)
For the years ended December 31,

	2006	2005	2004

Net income	$16,233	$5,441	$13,644
Other comprehensive income (loss)
Net unrealized holding (losses) gains on available-for-sale
securities, net of tax and policyholder amounts (1)	(4,375)	(10,760)	1,383
Reclassification adjustments of realized investment losses (gains)
into net income, net of tax (2)	6,295	(4,211)	(11,646)
Other comprehensive income (loss)	1,920	(14,971)	(10,263)

Comprehensive income (loss)	$18,153	$(9,530)	$3,381

(1)	Net of tax (benefit) expense of $(2.4) million, $(5.8) million and $0.7 million for the years ended December 31, 2006, 2005 and 2004, respectively.
(2)	Net of tax benefit (expense) of $3.4 million, $(2.3) million and $(6.3) million for the years ended December 31, 2006, 2005 and 2004, respectively.

The accompanying notes are an integral part of the consolidated financial statements.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
CONSOLIDATED STATEMENTS OF STOCKHOLDER’S EQUITY
(in thousands)
For the years ended December 31,

	Common Stock	Additional Paid-In Capital	Accumulated Other Comprehensive Income (Loss)	Retained Earnings	Total Stockholder’s Equity

Balance at December 31, 2003	$2,100	$239,963	$24,746	$31,343	$298,152

Net income	-	-	-	13,644	13,644
Other comprehensive loss	-	-	(10,263)	-	(10,263)

Balance at December 31, 2004	2,100	239,963	14,483	44,987	301,533

Net income	-	-	-	5,441	5,441
Other comprehensive loss	-	-	(14,971)	-	(14,971)

Balance at December 31, 2005	2,100	239,963	(488)	50,428	292,003

Net income	-	-	-	16,233	16,233
Other comprehensive income	-	-	1,920	-	1,920

Balance at December 31, 2006	$2,100	$239,963	$1,432	$66,661	$310,156

The accompanying notes are an integral part of the consolidated financial statements.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)
For the years ended December 31,

	2006	2005	2004
Cash Flows From Operating Activities
Net income	$16,233	$5,441	$13,644
Adjustments to reconcile net income to net cash provided by
(used in) operating activities:
Net amortization of premiums on investments	3,956	7,224	11,239
Amortization of deferred policy acquisition costs	18,422	9,491	5,763
Net realized investment losses (gains)	6,081	4,086	(9,301)
Interest credited to contractholder deposit funds	56,379	69,641	78,220
Deferred federal income taxes	10,193	(947)	7,185
Cumulative effect of change in accounting principle, net
of tax	-	-	874
Changes in assets and liabilities:
Deferred policy acquisition cost additions	(23,909)	(9,646)	(15,086)
Accrued investment income	3,275	844	826
Future contract and policy benefits	3,106	736	132
Other, net	(24,875)	29,604	6,549

Net cash provided by operating activities	68,861	116,474	100,045

Cash Flows From Investing Activities
Sales, maturities and repayments of:
Available-for-sale fixed maturities	757,662	673,665	1,531,260
Equity securities		-	766
Mortgage loans	29,415	7,584	19,960
Purchases of:
Available-for-sale fixed maturities	(549,218)	(568,813)	(1,596,830)
Equity securities	-	-	(623)
Mortgage loans	(46,285)	(15,445)	(48,624)
Other invested assets	(65,858)	-	-
Net change in payable/receivable of investments purchased
and sold	-	-	(4,507)
Net change in policy loans	49	(35)	121
Net change in other investing activities	65,845	-	-

Net cash provided by (used in) investing activities	191,610	96,956	(98,477)

Continued on next page

The accompanying notes are an integral part of the consolidated financial statements.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
CONSOLIDATED STATEMENTS OF CASH FLOWS (Continued)
(in thousands)
For the years ended December 31,

	2006	2005	2004

Cash Flows From Financing Activities
Additions to contractholder deposit funds	$121,837	$53,495	$147,241
Withdrawals from contractholder deposit funds	(382,617)	(255,647)	(171,504)
Other, net	-	-	1,621

Net cash used in financing activities	(260,780)	(202,152)	(22,642)

(Decrease) increase in cash and cash equivalents	(309)	11,278	(21,074)

Cash and cash equivalents, beginning of year	54,540	43,262	64,336

Cash and cash equivalents, end of year	$54,231	$54,540	$43,262

Supplemental Information
Income taxes refunded	$-	$274	$525

The accompanying notes are an integral part of the consolidated financial statements.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
For the Years Ended December 31, 2006, 2005 and 2004

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

General

Sun Life Insurance and Annuity Company of New York ("the Company") engages in the sale of fixed and variable annuity contracts, individual life and group life insurance, group stop loss and group disability insurance in the state of New York. These contracts are sold by insurance agents, some of whom are registered representatives of national and regional stock brokerage firms, and brokers.

The Company is a wholly-owned subsidiary of Sun Life Assurance Company of Canada (U.S.) ("Sun Life U.S"). The Company is also an indirect wholly-owned subsidiary of Sun Life Assurance Company of Canada - U.S. Operations Holdings, Inc. ("SLC - U.S. Ops Holdings") and is an indirect wholly-owned subsidiary of Sun Life Financial Inc. ("SLF"), a reporting company under the Securities Exchange Act of 1934. SLF and its subsidiaries are collectively referred to herein as "Sun Life Financial."

As of December 31, 2004, SLC - U.S. Ops Holdings was a direct wholly-owned subsidiary of Sun Life Assurance Company of Canada ("SLOC"). SLOC is a life insurance company incorporated in 1865 and a direct wholly-owned subsidiary of SLF. On January 4, 2005, a reorganization was completed under which most of SLOC’s asset management businesses in Canada and the United States were transferred to Sun Life Financial Corp., a newly incorporated wholly-owned subsidiary of SLF. The Company is now an indirect subsidiary of Sun Life Financial Corp., and continues to be an indirect subsidiary of SLF.

In 2006, the Company established SLNY Private Placement Investment Company I, LLC, a non-insurer investment limited liability corporation.

Basis of Presentation

The consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") for stock life insurance companies.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
For the Years Ended December 31, 2006, 2005 and 2004

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. The most significant estimates are those used in determining fair value of financial instruments, goodwill, deferred policy acquisition costs ("DAC"), the liabilities for future contract and policyholder benefits and other-than-temporary impairments of investments. Actual results could differ from those estimates.

Financial Instruments

In the normal course of business, the Company may enter into transactions involving various types of financial instruments, including cash and cash equivalents, fixed maturity securities, mortgage loans, equity securities, debt, loan commitments and financial guarantees. These instruments involve credit risk and also may be subject to risk of loss due to interest rate fluctuation. The Company evaluates and monitors each financial instrument individually and, when appropriate, obtains collateral or other security to minimize losses.

Cash and Cash Equivalents

Cash and cash equivalents include cash, commercial paper, money market investments, and short term bank participations. All such investments have been purchased with maturities of three months or less and are considered cash equivalents for purposes of reporting cash flows.

Investments

The Company accounts for its investments in accordance with Statement of Financial Accounting Standards ("SFAS") No. 115, "Accounting for Certain Investments in Debt and Equity Securities." At the time of purchase, fixed maturity securities are classified based on the Company’s intent as either held-to-maturity or available-for-sale. In order for the securities to be classified as held-to-maturity, the Company must have positive intent and ability to hold the securities to maturity. Securities held-to-maturity are stated at cost, adjusted for amortization of premiums and accretion of discounts. Securities that do not meet this criteria are classified as available-for-sale. Available-for-sale securities are carried at estimated fair value with changes in unrealized gains or losses reported as a separate component of other comprehensive income. Fair values for publicly traded securities are obtained from external market quotations. For privately placed fixed maturities, fair values are estimated by taking into account prices for publicly traded securities of similar credit risk, maturities, repayment and liquidity characteristics. The Company does not engage in trading activities. All of the Company’s fixed maturity securities are classified as available-for-sale. Included with available-for-sale fixed maturities are mortgage backed securities in To Be Announced ("TBA") form. The Company records these purchases on the trade date and the corresponding payable is recorded as an outstanding liability in the payable for investments purchased until the settlement date of the transaction. All security transactions are recorded on a trade-date basis.

The Company’s accounting policy for impairment requires recognition of an other-than-temporary impairment charge on a security if it is determined that the Company will be unable to recover all amounts due under the contractual obligations of the security. Once an impairment charge has been recorded, the Company continues to review the other-than-temporarily impaired security for additional impairment, if necessary.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
For the Years Ended December 31, 2006, 2005 and 2004

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Investments (continued)

Mortgage loans are stated at unpaid principal balances, net of provisions for estimated losses. Mortgage loans acquired at a premium or discount are carried at amortized values, net of provisions for estimated losses. Loans include commercial first mortgage loans and are diversified by property type and geographic area throughout the United States. Mortgage loans are collateralized by the related properties and generally are no more than 75% of each property’s value at the time that the original loan is made.

A loan is recognized as impaired when it is probable that the principal or interest is not collectible in accordance with the contractual terms of the loan. Measurement of impairment is based on the present value of expected future cash flows discounted at the loan’s effective interest rate, or on the loan’s observable market price. A specific valuation allowance is established if the fair value of the impaired loan is less than the recorded amount. Loans are also charged against the allowance when determined to be uncollectible. The allowance is based on a continuing review of the loan portfolio, past loss experience and current economic conditions, which may affect the borrower’s ability to pay. While management believes that it uses the best information available to establish the allowance, future adjustments to the allowance may become necessary if economic conditions differ from the assumptions used in making the evaluation.

Policy loans are carried at the amount of the outstanding principal balance. The loans are collateralized by the respective insurance policy and do not exceed the excess of the net cash surrender value of the policy.

Realized gains and losses on the sales of investments are recognized in operations at the date of sale and are determined using the average cost method. When an impairment of a specific investment is determined to be other-than-temporary, inclusive of changes in the provision for estimated losses on mortgage loans, a realized investment loss is recorded.

Income on investments is recorded on the accrual basis. Investments are placed in a non-accrual status when management believes that the borrower’s financial condition, after giving consideration to economic and business conditions and collection efforts, is such that collection of principal and interest is doubtful. When an investment is placed in non-accrual status, all interest previously accrued is reversed against current period interest income. Interest accruals are resumed on such investments only when the investments have performed on a sustained basis for a reasonable period of time, and when, in the judgment of management, the investments are estimated to be fully collectible as to both principal and interest.

Deferred Policy Acquisition Costs

Acquisition costs consist of commissions, underwriting and other costs that vary with and are primarily related to the production of new business. Acquisition costs related to investment-type contracts, primarily deferred annuity, universal life and guaranteed investment contracts, are deferred and amortized with interest in proportion to the present value of estimated gross profits to be realized over the estimated lives of the contracts. Estimated gross profits are composed of net investment income, net realized investment gains and losses, life and variable annuity fees, surrender charges, interest credited, policyholder benefits and direct variable administrative expenses. This amortization is reviewed regularly and adjusted, as appropriate, retrospectively when the Company records actual profits and revises its estimate of future gross profits to be realized from this group of products, including realized gains and losses from investments.

Although realization of DAC is not assured, the Company believes it is more likely than not that all of these costs will be realized. The amount of DAC considered realizable, however, could be reduced in the near term if the estimates of gross profits discussed above are reduced.

DAC is also adjusted for amounts relating to unrealized investment gains and losses. This adjustment, net of tax, is included with unrealized investment gains or losses that are recorded in accumulated other comprehensive income. DAC was (decreased) increased by $(0.5) million and $0.8 million at December 31, 2006 and 2005, respectively, relating to this adjustment.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
For the Years Ended December 31, 2006, 2005 and 2004

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Other Assets

Property, equipment, and leasehold improvements, which are included in other assets, are stated at cost, less accumulated depreciation and amortization. Depreciation is provided using the straight-line or accelerated method over the estimated useful lives of the related assets, which generally range from 3 to 10 years. Amortization of leasehold improvements is calculated using the straight-line method over the lesser of the term of the lease or the estimated useful life of the improvements.

Policy liabilities and accruals

Future contract and policy benefit liabilities include amounts reserved for future policy benefits payable upon contingent events as well as liabilities for unpaid claims due as of the statement date. Such liabilities are established in amounts adequate to meet the estimated future obligations of policies in force.

Policy reserves for annuity contracts include liabilities held for group pension and payout annuity payments and liabilities held for product guarantees on variable annuity products, such as guaranteed minimum death benefits ("GMDB"). Reserves for pension and payout annuity contracts are calculated using the best-estimate interest and decrement assumptions that were set at the time that loss recognition testing resulted in additional reserves. Loss recognition testing is done periodically to make sure that these assumptions remain adequate. Reserves for guaranteed minimum death benefits are calculated according to the methodology of American Institute of Certified Public Accountants (the "AICPA") Statement of Position 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts" ("SOP 03-1"), whereby the expected benefits provided by the guarantees are spread over the duration of the contract in proportion to the benefit assessments.

Policy reserves for universal life contracts are held for benefit coverages that are not fully provided for in the policy account value. These include rider coverages, conversions from group policies, and benefits provided under market conduct settlements.

Policy reserves for group life and health contracts are calculated using standard actuarial methods recognized by the American Academy of Actuaries. For the tabular reserves, discount rates are based on the Company’s earned investment yield and the morbidity and mortality tables used are standard industry tables modified to reflect the Company’s actual experience when appropriate. In particular, for the Company’s group known claim reserves, the mortality and morbidity tables for the early durations of claims are based exclusively on the Company’s experience, incorporating factors such as age at disability, sex and elimination period. These reserves are computed at amounts that, with interest compounded annually at assumed rates, are expected to meet the Company’s future obligations.

Liabilities for unpaid claims consist of the estimated amount payable for claims reported but not yet settled and an estimate of claims incurred but not reported. The amount reported is based upon historical experience, adjusted for trends and current circumstances. Management believes that the recorded liability is sufficient to provide for the associated claims adjustment expenses. Revisions of these estimates are included in operations in the year such refinements are made.

Contractholder deposit funds consist of policy values that accrue to the holders of universal life-type contracts and investment-related products such as deferred annuities. The liabilities consist of deposits received plus interest credited, less accumulated policyholder charges, assessments, partial withdrawals and surrenders. The liabilities are not reduced by surrender charges.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
For the Years Ended December 31, 2006, 2005 and 2004

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Revenue and Expenses

Premiums for traditional individual life and annuity products are considered earned revenue when due. Premiums related to group disability insurance and group stop loss are recognized as earned revenue pro-rata over the contract period. The unexpired portion of these premiums is recorded as unearned premiums. Revenue from investment-related products includes charges for cost of insurance (mortality), initiation and administration of the policy, and surrender charges. Revenue is recognized when the charges are assessed, except that any portion of an assessment that relates to services to be provided in future years is deferred and recognized over the period during which the services are provided.

Benefits and expenses related to traditional life, annuity and disability contracts, including group policies, are recognized when incurred in a manner designed to match them with related premium revenue and to spread income recognition over the expected life of the policy. For universal life-type and investment-type contracts, expenses include interest credited to policyholders’ accounts and death benefits in excess of account values, which are recognized as incurred.

Operating Expenses

Operating expenses primarily represent allocated compensation and general and administrative expenses. Management believes intercompany expenses are calculated on a reasonable basis; however, these amounts may not necessarily be indicative of the costs that would be incurred if the Company operated on a stand-alone basis.

Income Taxes

For the year ended December 31, 2006, the Company will file a stand-alone federal income tax return, as it did for years 2005 and 2004. Taxes are computed under SFAS No. 109, "Accounting for Income Taxes." Deferred income taxes are generally recognized when assets and liabilities have different values for financial statement and tax reporting purposes, and for other temporary taxable and deductible differences as defined by SFAS No. 109, "Accounting for Income Taxes." These differences relate primarily from policy reserves, policy acquisition expenses and unrealized gains or losses on investments.

Separate Accounts

The Company has established separate accounts applicable to various classes of contracts providing for variable benefits and they are generally not subject to liabilities that arise from any other business of the Company. Separate account assets are subject to general account claims only to the extent the value of such assets exceeds the separate account liabilities. Contracts for which funds are invested in separate accounts include variable life insurance and individual qualified and non-qualified variable annuity contracts. Assets and liabilities of the separate accounts, representing net deposits and accumulated net investment earnings, less fees, held primarily for the benefit of contractholders, are shown as separate captions in the consolidated financial statements. Assets held in the separate accounts are carried at market value and the investment risk of such securities is retained by the policyholder. The activity of the separate accounts is not reflected in the Company’s consolidated financial statements except for: (1) the fees the Company receives, which are assessed periodically and recognized as revenue when assessed; and, (2) the activity related to the GMDB, guaranteed minimum accumulation benefit ("GMAB") and guaranteed minimum withdrawal benefit ("GMWB") which is reflected in the Company’s consolidated financial statements and accompanying notes.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
For the Years Ended December 31, 2006, 2005 and 2004

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

New and Adopted Accounting Pronouncements

In September 2006, the Securities and Exchange Commission ("SEC") Staff issued Staff Accounting Bulletin ("SAB") No. 108, "Considering the Effects of Prior Year Misstatements when Quantifying Misstatements in Current Year Financial Statements" ("SAB No. 108"), which addresses how the effects of prior year uncorrected financial statement misstatements should be considered in current year financial statements. SAB No. 108 requires registrants to quantify misstatements using both balance sheet and income statement approaches and to evaluate whether either approach results in quantifying an error that is material in light of relative quantitative and qualitative factors. The requirements of SAB No. 108 are effective for annual financial statements covering the first fiscal year ending after November 15, 2006. The Company’s adoption of SAB No. 108 during the year ended December 31, 2006 had no impact on the Company’s consolidated financial statements.

In November of 2005, the FASB issued FASB Staff Position ("FSP") 115-1 and 124-1 "The Meaning of Other-Than-Temporary Impairments and its Application to Certain Investments." This FSP is effective for reporting periods beginning after December 15, 2005. The FSP addresses the determination as to when an investment is considered impaired, whether that impairment is other than temporary, and the measurement of the impairment loss. The statement also includes accounting guidance for periods subsequent to the recognition of an other-than-temporary impairment and requires certain disclosures about unrealized losses that have not been recognized as other-than-temporary impairments. Adoption of this FSP did not impact the methodology used by the Company to determine and measure impaired investments. See disclosure in Note 4.

In May of 2005, the FASB issued FASB Statement No. 154, "Accounting Changes and Error Corrections - a replacement of APB Opinion No. 20 and FASB Statement No. 3" ("SFAS No. 154"). SFAS No. 154 is effective for fiscal years beginning after December 15, 2005. SFAS No. 154 changes the requirements for the accounting and reporting of a change in accounting principle and applies to all voluntary changes in accounting principle. SFAS No. 154 eliminates the requirement in Accounting Principles Board Opinion No. 20 to include the cumulative effect of a change in accounting in the income statement in the period of change and requires retrospective applications to prior periods’ financial statements of changes in accounting principle, unless it is impracticable to determine either the specific period effects or the cumulative effect of the change. SFAS No. 154 applies to changes required by new accounting pronouncements only when the pronouncement does not include specific transition guidance. The adoption of SFAS No. 154 did not have a material impact on the Company’s consolidated financial statements.

On January 1, 2004, the Company adopted SOP 03-1. The major provisions of SOP 03-1 that affect the Company require:

o	Establishment of reserves primarily related to death benefit and income benefit guarantees provided under variable annuity contracts;
o	Deferral of sales inducements that meet certain criteria, and amortization using the same method used for DAC; and
o	Reporting and measuring the Company’s interest in its separate accounts as investments.

See Footnote 13 for additional information regarding the impact of adoption of SOP 03-1.

Accounting Standards Not Yet Adopted

In February 2007, the Financial Accounting Standards Board (the "FASB") issued SFAS No. 159, "The Fair Value Option for Financial Assets and Financial Liabilities" ("SFAS No. 159"), which permits entities to choose to measure many financial instruments and certain other items at fair value. The objective is to improve financial reporting by providing entities with the opportunity to mitigate volatility in reporting earnings caused by measuring related assets and liabilities differently without having to apply complex hedge accounting provisions. SFAS No. 159 is effective for fiscal years beginning after November 15, 2007 and all interim periods within those fiscal years. Early adoption is permitted as of the beginning of a fiscal year that begins on or before November 15, 2007, provided the entity also elects to apply the provisions of SFAS No. 157, "Fair Value Measurements." The Company is currently evaluating the impact, if any, that SFAS No. 159 may have on the Company’s consolidated financial statements.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
For the Years Ended December 31, 2006, 2005 and 2004

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Accounting Standards Not Yet Adopted (continued)

In September 2006, the FASB issued SFAS No. 157, "Fair Value Measurements" ("SFAS No. 157"), which defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles and expands disclosures about fair value measurements. SFAS No. 157 is effective for fiscal years beginning after November 15, 2007 and all interim periods within those fiscal years. Earlier application is permitted provided that the reporting entity has not yet issued interim or annual financial statements for that fiscal year. The Company is currently evaluating the impact, if any, that SFAS No. 157 may have on the Company’s consolidated financial statements.

In June 2006, the FASB issued Interpretation No. 48, "Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement No. 109" ("FIN 48"). FIN 48 prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return, and provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective for fiscal years beginning after December 15, 2006. The Company is currently assessing the impact, if any, of FIN 48 on its consolidated financial statements.

In March 2006, the FASB issued SFAS No. 156, "Accounting for Servicing of Financial Assets" ("SFAS No. 156"), an amendment to SFAS No. 140. SFAS No. 156 requires all separately recognized servicing assets and liabilities to be initially measured at fair value and permits entities to choose to either subsequently measure servicing rights at fair value and report changes in fair value in earnings, or amortize servicing rights in proportion to, and over the estimated net servicing income or loss and assess the rights for impairment or the need for an increased obligation. The option to subsequently measure servicing rights at fair value will allow entities which utilize derivative instruments to hedge their servicing rights to account for such hedging relationships at fair value and avoid the complications of hedge accounting under SFAS No. 133. SFAS No. 156 is effective for fiscal years beginning after September 15, 2006. Earlier application is permitted provided that the reporting entity has not yet issued interim or annual financial statements for that fiscal year. The adoption of this statement will not have a material impact on the Company’s financial position or results of operations.

In February 2006, the FASB issued SFAS No. 155, "Accounting for Certain Hybrid Instruments" ("SFAS No. 155"), an amendment to SFAS No. 133 and SFAS No. 140. Among other things, SFAS No. 155: (i) permits fair value remeasurement for any hybrid financial instrument that contains an embedded derivative that otherwise would require bifurcation; (ii) clarifies which interest-only strips and principal-only strips are not subject to the requirements of SFAS No. 133; (iii) establishes a requirement to evaluate interests in securitized financial assets to identify interests that are freestanding derivatives or that are hybrid financial instruments that contain an embedded derivative requiring bifurcation; (iv) clarifies that concentrations of credit risk in the form of subordination are not embedded derivatives; and (v) amends SFAS No. 140 to eliminate the prohibition on a qualifying special-purpose entity from holding a derivative financial instrument that pertains to a beneficial interest other than another derivative financial instrument. SFAS No. 155 is effective for all financial instruments acquired, issued, or subject to a remeasurement (new basis) event occurring after the beginning of an entity’s first fiscal year beginning after September 15, 2006. At initial application of SFAS No. 155, the fair value election provided for in paragraph 4(c) may be applied for hybrid financial instruments that were bifurcated under paragraph 12 of SFAS No. 133 prior to the initial application of SFAS No. 155.

In January 2007, the FASB provided a scope exception under SFAS No. 155 for securitized interests that only contain an embedded derivative that is tied to the prepayment risk of the underlying prepayable financial assets, and for which the investor does not control the right to accelerate the settlement. If a securitized interest contains any other embedded derivative (for example, an inverse floater), then it would be subject to the bifurcation tests in SFAS No. 133, as would securities purchased at a significant premium. Following the issuance of the scope exception by the FASB, changes in the market value of the Company’s investment securities would continue to be made through other comprehensive income, a component of stockholders’ equity. The Company does not expect that the January 1, 2007 adoption of SFAS No. 155 will have a material impact on the Company’s financial position, results of operations or cash flows. However, to the extent that certain of the Company’s future investments in securitized financial assets do not meet the scope exception adopted by the FASB, the Company’s future results of operations may exhibit volatility if such investments are required to be bifurcated or marked to market value in their entirety through the income statement, depending on the election made by the Company.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
For the Years Ended December 31, 2006, 2005 and 2004

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Accounting Standards Not Yet Adopted (continued)

In September of 2005, the AICPA issued Statement of Position 05-1, "Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection with Modifications or Exchanges of Insurance Contracts" ("SOP 05-1"). SOP 05-1 provides guidance on accounting by insurance companies for DAC on internal replacements other than those specifically described in FASB Statement No. 97, "Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments." SOP 05-1 is effective for internal replacements occurring in fiscal years beginning after December 15, 2006. The adoption of SOP 05-1 did not have an impact the Company’s consolidated financial statements.

2. GOODWILL

Goodwill represents the difference between the purchase price paid and the fair value of the net assets acquired in connection with the Company’s acquisition of Keyport Benefit Life Insurance Company ("KBL"), which was a wholly-owned subsidiary of Keyport Life Insurance Company. KBL was merged into the Company on December 31, 2002. Goodwill is allocated in total to the Wealth Management Segment. In accordance with SFAS No. 142, "Goodwill and Other Intangible Assets," goodwill and indefinite-lived assets are tested for impairment on an annual basis. The Company completed the required impairment tests during the second quarter of 2006 and concluded that these assets were not impaired.

3. SIGNIFICANT TRANSACTIONS WITH AFFILIATES

The Company has agreements with Sun Life U.S. and certain affiliates, under which the Company receives, as requested, certain investment and administrative services on a cost reimbursement basis. Expenses under these agreements amounted to approximately $14.5 million, $16.0 million and $11.5 million for the years ended December 31, 2006, 2005 and 2004, respectively.

The Company had $1.0 million and $17.9 million due to related parties at December 31, 2006 and 2005, respectively, and $5.6 million and $0.6 million due from related parties at December 31, 2006 and 2005, respectively.

During 2006, 2005 and 2004, the Company paid $1.4 million, $1.0 million and $1.0 million, respectively, in commission fees to an affiliate, Sun Life Financial Distributors, Inc.

During 2006, 2005 and 2004, the Company paid $1.5 million, $2.8 million and $2.5 million, respectively, in commission fees to Independent Financial Marketing Group, Inc., an affiliate.

During 2006, 2005 and 2004, the Company paid $1.3 million, $1.5 million and 1.4 million, respectively, in investment advisory fees to Sun Capital Advisers LLC, a registered investment adviser and affiliate.

As more fully described in Note 8, the Company has been involved in several reinsurance transactions with SLOC.

As more fully described in Note 10, the Company participates in a pension plan and other post-retirement benefits plan sponsored by Sun Life U.S.

Management believes intercompany revenues and expenses are calculated on a reasonable basis; however, these amounts may not necessarily be indicative of the costs that would be incurred if the Company operated on a stand-alone basis.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
For the Years Ended December 31, 2006, 2005 and 2004

4. INVESTMENTS

Fixed Maturities

The amortized cost and fair value of the Company’s fixed maturities were as follows (in 000’s):

	December 31, 2006
		Gross	Gross
	Amortized	Unrealized	Unrealized
	Cost	Gains	(Losses)	Fair Value
Available-for-sale fixed maturities:
Non-Corporate Securities
Asset backed and mortgage backed securities	$135,634	$421	$(1,392)	$134,663
Foreign government and agency securities	5,662	174	(20)	5,816
U.S. treasury and agency securities	5,897	88	(4)	5,981
Total Non-Corporate Securities	147,193	683	(1,416)	146,460
Corporate Securities
Basic industry	8,057	152	(59)	8,150
Capital goods	114,508	1,023	(494)	115,037
Communications	142,346	1,619	(1,573)	142,392
Consumer cyclical	119,327	740	(1,447)	118,620
Consumer noncyclical	39,116	291	(308)	39,099
Energy	43,472	472	(248)	43,696
Finance	691,623	4,892	(2,482)	694,033
Technology	7,000	-	(405)	6,595
Transportation	27,481	331	(53)	27,759
Utilities	97,842	2,202	(1,296)	98,748
Other	22,112	344	(2)	22,454
Total Corporate Securities	1,312,884	12,066	(8,367)	1,316,583
Total available-for-sale fixed maturities	$1,460,077	$12,749	$(9,783)	$1,463,043

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
For the Years Ended December 31, 2006, 2005 and 2004

4. INVESTMENTS (continued)

	December 31, 2005
		Gross	Gross
	Amortized	Unrealized	Unrealized
	Cost	Gains	(Losses)	Fair Value
Available-for-sale fixed maturities:
Non-Corporate Securities
Asset backed and mortgage backed securities	$261,006	$1,114	$(2,015)	$260,105
Foreign government and agency securities	6,192	296	(3)	6,485
U.S. treasury and agency securities	55,874	24	(572)	55,326
Total Non-Corporate Securities	323,072	1,434	(2,590)	321,916
Corporate Securities
Basic industry	9,627	226	(129)	9,724
Capital goods	85,693	1,317	(494)	86,516
Communications	144,968	2,416	(3,434)	143,950
Consumer cyclical	175,601	1,549	(8,369)	168,781
Consumer noncyclical	40,352	942	(555)	40,739
Energy	60,174	1,756	(260)	61,670
Finance	615,594	4,611	(2,720)	617,485
Technology	9,380	31	(297)	9,114
Transportation	46,021	664	(691)	45,994
Utilities	143,378	3,876	(1,317)	145,937
Other	30,790	452	(204)	31,038
Total Corporate Securities	1,361,578	17,840	(18,470)	1,360,948
Total available-for-sale fixed maturities	$1,684,650	$19,274	$(21,060)	$1,682,864

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
For the Years Ended December 31, 2006, 2005 and 2004

4. INVESTMENTS (Continued)

The amortized cost and fair value by maturity periods for fixed maturities are shown below (in 000’s). Actual maturities may differ from contractual maturities on asset-backed securities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

	December 31, 2006
	Amortized Cost	Fair Value
Maturities of available-for-sale fixed securities:
Due in one year or less	$144,737	$144,408
Due after one year through five years	572,492	574,370
Due after five years through ten years	345,032	345,744
Due after ten years	262,182	263,858
Subtotal	1,324,443	1,328,380
Asset-backed securities	135,634	134,663
Total	$1,460,077	$1,463,043

Gross gains of $3.4 million, $4.6 million and $17.5 million, and gross losses of $10.2 million, $3.2 million and $7.5 million were realized on the sale of fixed maturities for the years ended December 31, 2006, 2005 and 2004, respectively.

Fixed maturities with an amortized cost of approximately $0.5 million and $0.4 million at December 31, 2006 and 2005, respectively, were on deposit with governmental authorities as required by law.

As of December 31, 2006, 96.2% of the Company’s fixed maturities were investment grade. Investment grade securities are those that are rated "BBB" or better by nationally recognized statistical rating organizations. In 2006, $1.5 million of the prior years’ impairment losses were recovered through disposition and are included in net realized losses. In 2005, no prior years’ losses were recovered through disposition. In 2004, $0.1 million of the prior years’ impairment losses were recovered through disposition and are included in net realized gains.

The Company discontinued the accrual of income on all of its holdings for issuers in default. The termination of accrual accounting on these holdings reduced previously accrued income by $0.1 million, $0.3 million and $38,000, for the years ended December 31, 2006, 2005 and 2004, respectively. The fair market value of these investments was $4.2 million and $0.2 million at December 31, 2005 and 2004, respectively. As of December 31, 2006, the Company did not have any holdings for issuers that were in default.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
For the Years Ended December 31, 2006, 2005 and 2004

4. INVESTMENTS (Continued)

The gross unrealized losses and fair value of investments, which have been deemed to be temporarily impaired, aggregated by investment category, number of securities and length of time that securities have been in an unrealized loss position at December 31, 2006 are as follows (dollar amounts in 000’s):

	Less than 12 months			12 months or more			Total
	#	Fair Value	Unrealized Losses	#	Fair Value	Unrealized Losses	#	Fair Value	Unrealized Losses
Non-Corporate Securities
Asset backed and mortgage backed securities	12	$ 11,721	$ (66)	47	$ 66,792	$ (1,326)	59	$ 78,513	$ (1,392)
Foreign government and agency securities	-	-	-	1	985	(20)	1	985	(20)
U.S. treasury and agency securities	1	315	(3)	1	747	(1)	2	1,062	(4)
Total Non-Corporate Securities	13	12,036	(69)	49	68,524	(1,347)	62	80,560	(1,416)
Corporate Securities
Basic industry	-	-	-	2	1,960	(59)	2	1,960	(59)
Capital goods	4	16,008	(53)	4	15,147	(442)	8	31,155	(495)
Communications	6	16,214	(114)	16	32,831	(1,459)	22	49,045	(1,573)
Consumer cyclical	9	22,117	(223)	15	57,674	(1,224)	24	79,791	(1,447)
Consumer noncyclical	2	3,157	(76)	3	4,567	(231)	5	7,724	(307)
Energy	4	6,636	(116)	3	3,186	(132)	7	9,822	(248)
Finance	27	82,283	(529)	32	66,138	(1,953)	59	148,421	(2,482)
Technology	-	-	-	1	6,595	(405)	1	6,595	(405)
Transportation	2	3,674	(24)	1	793	(29)	3	4,467	(53)
Utilities	9	11,438	(196)	10	27,897	(1,100)	19	39,335	(1,296)
Other	1	2,020	(2)	-	-	-	1	2,020	(2)
Total Corporate Securities	64	163,547	(1,333)	87	216,788	(7,034)	151	380,335	(8,367)
Total available-for-sale fixed maturities	77	$ 175,583	$ (1,402)	136	$ 285,312	$ (8,381)	213	$ 460,895	$ (9,783)

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
For the Years Ended December 31, 2006, 2005 and 2004

4. INVESTMENTS (Continued)

The gross unrealized losses and fair value of investments, which have been deemed to be temporarily impaired, aggregated by investment category, number of securities and length of time that securities have been in an unrealized loss position at December 31, 2005 are as follows (dollar amounts in 000’s):

	Less than 12 months			12 months or more			Total
	#	Fair Value	Unrealized Losses	#	Fair Value	Unrealized Losses	#	Fair Value	Unrealized Losses
Non-Corporate Securities
Asset backed and mortgage backed securities	52	$ 98,302	$ (1,367)	13	$ 28,545	$ (648)	65	$ 126,847	$ (2,015)
Foreign government and agency securities	1	1,002	(3)	-	-	-	1	1,002	(3)
U.S. treasury and agency securities	3	8,933	(52)	3	43,380	(520)	6	52,313	(572)
Total Non-Corporate Securities	56	108,237	(1,422)	16	71,925	(1,168)	72	180,162	(2,590)
Corporate Securities
Basic industry	4	3,353	(111)	1	1,032	(17)	5	4,385	(128)
Capital goods	3	11,914	(289)	3	9,281	(205)	6	21,195	(494)
Communications	16	43,415	(917)	11	27,081	(2,517)	27	70,496	(3,434)
Consumer cyclical	30	71,494	(3,685)	10	44,759	(4,684)	40	116,253	(8,369)
Consumer noncyclical	10	18,724	(555)	-	-	-	10	18,724	(555)
Energy	3	5,663	(108)	4	4,626	(152)	7	10,289	(260)
Finance	40	142,166	(1,346)	13	34,197	(1,374)	53	176,363	(2,720)
Technology	-	-	-	1	6,703	(297)	1	6,703	(297)
Transportation	3	5,596	(108)	3	6,052	(584)	6	11,648	(692)
Utilities	17	48,024	(837)	3	9,902	(480)	20	57,926	(1,317)
Other	-	-	-	2	7,033	(204)	2	7,033	(204)
Total Corporate Securities	126	350,349	(7,956)	51	150,666	(10,514)	177	501,015	(18,470)
Total available-for-sale fixed maturities	182	$ 458,586	$ (9,378)	67	$ 222,591	$ (11,682)	249	$ 681,177	$ (21,060)

The Company has a comprehensive process in place to identify potential problem securities that could have an impairment that is other-than-temporary. At the end of each quarter, all securities with an unrealized loss are reviewed. An analysis is undertaken to determine whether this decline in market value is other-than-temporary. The Company’s process focuses on issuer operating performance and overall industry and market conditions. Any deterioration in operating performance is assessed relative to the impact on issuer financial ratios, including leverage and coverage measures specific to an industry and relative to any investment covenants. Additionally, the Company’s analysis assesses each issuer’s ability to service its debts in a timely fashion, the length of time the security has been in an unrealized loss position, rating agency actions, and any other key developments as well the Company’s ability and intention, if any, to dispose of its position prior to the fair value increasing so as to allow recovery of the Company’s cost. The Company has a Credit Committee that includes members from its investment, finance and actuarial functions. The Credit Committee meets and reviews the results of the Company’s impairment analysis on a quarterly basis.

Mortgage loans

The Company invests in commercial first mortgage loans throughout the United States. Investments are diversified by property type and geographic area.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
For the Years Ended December 31, 2006, 2005 and 2004

4. INVESTMENTS (Continued)

Mortgage loans

Mortgage loans are collateralized by the related properties and generally are no more than 75% of each property’s value at the time that the original loan is made.

The Company monitors the condition of the mortgage loans in its portfolio. In those cases where mortgages have been restructured, appropriate allowances for losses have been made. In those cases where, in management’s judgment, the mortgage loan’s value has been impaired, appropriate losses are recorded. The Company had no restructured mortgage loans at December 31, 2006 and 2005, respectively.

Mortgage loans comprised the following property types and geographic regions (in 000’s):

	December 31,
Property Type:	2006	2005
Office building	$52,777	$51,396
Residential	1,700	1,514
Retail	66,564	56,359
Industrial/warehouse	31,842	29,501
Other	8,645	5,888
Valuation allowance	(236)	(236)

Total	$161,292	$144,422

	December 31,
Geographic region:	2006	2005
Arizona	$5,485	$6,854
California	10,481	11,204
Colorado	5,773	5,914
Delaware	11,279	11,612
Florida	22,592	20,112
Georgia	7,206	5,919
Illinois	1,987	2,052
Indiana	6,114	6,434
Kansas	2,729	-
Maryland	10,345	10,680
Minnesota	550	4,876
Missouri	7,297	2,268
Nevada	1,184	1,212
New Jersey	9,305	2,636
New York	15,256	7,296
North Carolina	3,261	3,486
Ohio	9,806	11,486
Pennsylvania	7,360	14,314
Texas	14,535	8,206
Utah	2,492	2,678
Virginia	3,730	3,898
Other	2,761	1,521
Valuation allowance	(236)	(236)

Total	$161,292	$144,422

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
For the Years Ended December 31, 2006, 2005 and 2004

4. INVESTMENTS (Continued)

At December 31, 2006, scheduled mortgage loan maturities were as follows (in 000’s):

2007	$-
2008	4,831
2009	263
2010	1,441
2011	25,943
Thereafter	128,814
Total	$161,292

Actual maturities could differ from contractual maturities because borrowers may have the right to prepay obligations, with or without prepayment penalties, and loans may be refinanced.

The Company has made funding commitments of mortgage loans on real estate and other loans into the future. The outstanding funding commitments for these mortgages amounted to $7.8 million and $2.5 million at December 31, 2006 and 2005, respectively.

5. NET REALIZED INVESTMENT GAINS AND LOSSES

Net realized investment (losses) gains consisted of the following for the years ended December 31 (in 000’s):

	2006	2005	2004

Fixed maturities	$(6,834)	$1,462	$9,916
Mortgage loans	-	-	(155)
Short-term investments	-	(2)	143
Other than temporary declines	(771)	(5,546)	(689)
Sales of previously impaired assets	1,524	-	86
Total	$(6,081)	$(4,086)	$9,301

6. NET INVESTMENT INCOME

Net investment income consisted of the following for the years ended December 31 (in 000’s):

	2006	2005	2004

Fixed maturities	$88,091	$87,428	$86,999
Mortgage loans	10,017	8,500	7,982
Other (including fair value changes of embedded derivatives)	591	(211)	295
Gross investment income	98,699	95,717	95,276
Less: Investment expenses	1,334	1,453	1,406
Net investment income	$97,365	$94,264	$93,870

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
For the Years Ended December 31, 2006, 2005 and 2004

7. FAIR VALUE OF FINANCIAL INSTRUMENTS

The following table presents the carrying amounts and estimated fair values of the Company’s financial instruments at December 31 (in 000’s):

	2006		2005
	Carrying	Estimated	Carrying	Estimated
	Amount	Fair Value	Amount	Fair Value
Financial assets:
Cash and cash equivalents	$ 54,231	$ 54,231	$ 54,540	$ 54,540
Fixed maturities	1,463,043	1,463,043	1,682,864	1,682,864
Equity securities	17	17	-	-
Mortgages	161,292	162,268	144,422	149,065
Policy loans	139	139	188	188
Separate account assets	796,827	796,827	681,218	681,218

Financial liabilities:
Contractholder deposit funds	1,437,396	1,397,225	1,642,039	1,584,941
Separate account liabilities	796,827	796,827	681,218	681,218

The following methods were used by the Company in determining the estimated fair value of its financial instruments:

Cash and cash equivalents: The fair values of cash and cash equivalents are estimated to be cost plus accrued interest.

Fixed maturities and equity securities: The fair values of publicly traded fixed maturities are based upon market prices or dealer quotes. For privately-placed fixed maturities, fair values are estimated by taking into account prices for publicly-traded securities of similar credit risk, maturity, repayment and liquidity characteristics. The fair value of equity securities are based on quoted market prices. Equity securities are included within other invested assets within the consolidated balance sheet.

Mortgage: The fair values of mortgage and other loans are estimated by discounting future cash flows using current rates at which similar loans would be made to borrowers with similar credit ratings and for the same remaining maturities.

Policy loans: Policy loans are stated at unpaid principal balances, which approximate fair value.

Separate accounts, assets and liabilities: The estimated fair value of assets held in separate accounts is based on quoted market prices. The fair value of liabilities related to separate accounts is the amount payable on demand, which excludes surrender charges.

Contractholder deposit funds: The fair values of the Company’s general account insurance reserves and contractholder deposits under investment-type contracts (insurance, annuity and pension contracts that do not involve mortality or morbidity risks) are estimated using discounted cash flow analyses or surrender values based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for all contracts being valued. Those contracts that are deemed to have short-term guarantees have a carrying amount equal to the estimated market value. The fair values of other deposits with future maturity dates are estimated using discounted cash flows. GMABs or GMWBs are considered to be derivatives under SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities," and are included in contractholder deposit funds. The fair value of the embedded derivatives is calculated stochastically using risk neutral scenarios over a fifty-year projection. Policyholder assumptions are based on experience studies and industry standards.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
For the Years Ended December 31, 2006, 2005 and 2004

8. REINSURANCE

The Company had an agreement with SLOC whereby SLOC reinsured the mortality risks of the Company’s group life insurance contracts. Under this agreement, certain death benefits were reinsured on a yearly-renewable term basis. The agreement provided that SLOC would reinsure the mortality risks in excess of $50,000 per claim for group life contracts ceded by the Company. The treaty was commuted effective December 31, 2004.

The Company had an agreement with SLOC whereby SLOC reinsured morbidity risks of a block of the Company’s group long-term disability contracts. The treaty was commuted effective December 31, 2004.

The Company has an agreement with an unrelated company whereby the unrelated company reinsures the mortality risks of the Company’s group life contracts. Under this agreement, certain group life mortality benefits are reinsured on a yearly- renewable term basis. The agreement provides that the unrelated company will reinsure amounts above $700,000 per claim for group life contracts ceded by the Company.

The Company has an agreement with an unrelated company whereby the unrelated company reinsures the morbidity risks of the Company’s group long-term disability contracts. Under this agreement, certain long-term disability benefits are reinsured on a yearly-renewable term basis. The agreement provides that the unrelated company will reinsure amounts above $4,000 per claim per month for long-term disability contracts ceded by the Company. The retention limit was raised to $9,000 per claim per month for claims incurred on or after January 1, 2006.

The Company has an agreement with an unrelated company whereby the unrelated company reinsures the morbidity risks of the Company’s group stop loss contracts. Under this agreement, certain stop loss benefits are reinsured on a yearly-renewable term basis. The agreement provides that the unrelated company will reinsure specific claims for amounts above $1,000,000 per claim for medical stop loss contracts ceded by the Company. The retention limit was raised to $1,500,000 for policies sold or renewed on or after January 1, 2006.

The Company has an agreement with an unrelated company whereby the unrelated company reinsures 100% of the risks on a quota share basis for certain specific group life and disability policies.

The effects of reinsurance were as follows (in 000’s):

	For the Years Ended December 31,
	2006	2005	2004

Premiums and annuity considerations
Direct	$40,773	$34,863	$37,251
Ceded - Non-affiliated	2,451	2,616	2,245
Net premiums and annuity considerations	$38,322	$32,247	$35,006

Policyowner benefits
Direct	$31,579	$27,388	$29,412
Ceded - Affiliated	-	-	1,493
Ceded - Non-affiliated	2,322	1,725	1,297
Net policyowner benefits	$29,257	$25,663	$26,622

The Company is contingently liable for the portion of the policies reinsured under each of its existing reinsurance agreements in the event the reinsurance companies are unable to pay their portion of any reinsured claim. Management believes that any liability from this contingency is unlikely. However, to limit the possibility of such losses, the Company regularly evaluates the financial condition of its reinsurers and monitors concentration of credit risk.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
For the Years Ended December 31, 2006, 2005 and 2004

9. SECURITIES LENDING

On May 1, 2006, the Company established a securities lending program which requires the borrower to provide collateral on a daily basis in amounts in excess of 102% of the fair value of the applicable securities loaned. The Company maintains effective control over all loaned securities and, therefore, continues to report such loaned securities as fixed maturities in its consolidated balance sheet.

Cash collateral received on securities lending transactions is reflected in other invested assets with an offsetting liability recognized in other liabilities for the obligation to return the collateral. The fair value of collateral held and included in other invested assets was $65.8 million at December 31, 2006. Fee income earned on securities lending transactions was $0.1 million for the year ended December 31, 2006.

10. RETIREMENT PLANS

Pension Plan

The Company participates in a non-contributory defined benefit pension plan ("Pension Plan") that is sponsored by Sun Life U.S., which is directly liable for the related obligations. Benefits under the plan are based on years of service and employees’ average compensation. The Company is allocated a portion of the Pension Plan’s expenses, or allocated a credit if expected return on plan assets exceeds the Pension Plan’s expenses. The allocated (credit) expenses were $(38,000), $211,000 and $25,000 for the years ended December 31, 2006, 2005 and 2004, respectively. Included in the 2005 allocation is a curtailment charge of $205,000 related to changes in the Pension Plan.

401(k) Savings Plan

The Company participates in a savings plan that qualifies under Section 401(k) of the Internal Revenue Code ("the 401(k) Plan") sponsored by Sun Life U.S. for which substantially all employees of at least age 21 are eligible to participate at date of hire. Employer contributions are matched up to a specified amount of the employee’s contributions to the 401(k) Plan. The Company’s portion of this employer contribution was $45,000, $16,000 and $19,000 for the years ended December 31, 2006, 2005 and 2004, respectively.

Other Post-Retirement Benefit Plans

The Company participates in a plan sponsored by Sun Life U.S. that provides certain health, dental and life insurance benefits ("post-retirement benefits") for retired employees and dependents. Substantially all employees of the participating companies may become eligible for these benefits if they reach normal retirement age, or retire early upon satisfying an alternate age-plus-service condition. Life insurance benefits are generally set at a fixed amount. The Company is allocated a portion of these post-retirement benefit plan expenses. The allocated expenses were $13,000, $8,000 and $13,000 for the years ended December 31, 2006, 2005 and 2004, respectively.

11. FEDERAL INCOME TAXES

In June 2006, the FASB issued FIN 48. FIN 48 establishes a comprehensive reporting model which addresses how a business entity should recognize, measure, present and disclose uncertain tax positions that the entity has taken or plans to take on a tax return. FIN 48 is effective for fiscal years beginning after December 15, 2006. The Company is currently assessing the impact, if any, of FIN 48 on its consolidated financial statements.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
For the Years Ended December 31, 2006, 2005 and 2004

11. FEDERAL INCOME TAXES (continued)

The Company files a stand-alone federal income tax return. A summary of the components of federal income tax expense (benefit) in the statements of income for the years ended December 31, is as follows (in 000’s):

	2006	2005	2004
Federal income tax expense (benefit):
Current	$(2,783)	$3,225	$124
Deferred	10,193	(947)	7,105

Total	$7,410	$2,278	$7,229

Federal income taxes attributable to operations are different from the amounts determined by multiplying income before federal income taxes by the statutory federal income tax rate of 35%. The Company’s effective rate differed from the statutory federal income tax rate as follows (in 000’s):

	2006	2005	2004

Federal income tax expense at statutory rate	$8,275	$2,702	$7,640
Prior year items, including settlements	(340)	(424)	(411)
Separate account dividend received deduction	(525)	-	-

Federal income tax expense	$7,410	$2,278	$7,229

Net deferred income tax (liabilities) assets represent the tax effects of temporary differences between the carrying amounts of assets and liabilities used for financial reporting purposes and the amounts used for income tax purposes. The components of the Company’s deferred tax assets and liabilities as of December 31 were as follows (in 000’s):

	2006	2005

Deferred tax assets:
Actuarial liabilities	$4,555	$24,480
Net operating loss	7,954	-
Investments, net	762	1,138

Total deferred tax assets	13,271	25,618

Deferred tax liabilities:
Deferred policy acquisition costs	(18,836)	(18,669)
Other	(1,388)	(2,676)

Total deferred tax liabilities	(20,224)	(21,345)

Net deferred tax (liabilities) assets	$(6,953)	$4,273

The Company had no net income tax payments for the year ended December 31, 2006. The Company received income tax refunds of approximately $0.3 million and $0.5 million for the years ended December 31, 2005 and 2004, respectively. At December 31, 2006, the Company had $8.0 million of tax benefit on operating loss carryforwards that begin to expire in 2017.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
For the Years Ended December 31, 2006, 2005 and 2004

11. FEDERAL INCOME TAXES (continued)

The Company’s federal income tax returns are routinely audited by the Internal Revenue Service ("IRS"), and provisions are made in the consolidated financial statements in anticipation of the results of these audits. In August of 2006, the Company was issued an Revenue Agent’s Report for the tax years 2001 through 2002. The IRS is currently conducting a federal income tax audit of the Company for the tax years 2003 and 2004. In the Company’s opinion, adequate tax liabilities have been established for all years and any adjustments that might be required for the years under audit will not have a material effect on the Company’s consolidated financial statements. However, the amounts of these tax liabilities are estimates and could be revised in the future.

Beginning in 2007, the Company is eligible to participate in a consolidated federal income tax return with Sun Life U.S. and other affiliates.

12. LIABILITY FOR UNPAID CLAIMS AND CLAIMS ADJUSTMENT EXPENSES

Activity in the liability for unpaid claims and claims adjustment expenses, included within future contract and policy benefits, related to the Company’s stop loss, group life and group disability insurance products is summarized below (in 000’s):

	2006	2005

Balance at January 1	$33,141	$32,571
Less reinsurance recoverable	(5,886)	(6,381)
Net balance at January 1	27,255	26,190
Incurred related to:
Current year	26,644	23,881
Prior years	(1,294)	(3,143)
Total incurred	25,350	20,738
Paid losses related to:
Current year	(14,881)	(13,860)
Prior years	(6,941)	(5,813)
Total paid	(21,822)	(19,673)

Balance at December 31	36,689	33,141
Less reinsurance recoverable	(5,906)	(5,886)
Net balance at December 31	$30,783	$27,255

The Company regularly updates its estimates of liabilities for unpaid claims and claims adjustment expenses as new information becomes available and events occur which may impact the resolution of unsettled claims. Changes in prior estimates are recorded in results of operations in the year such changes are made.

As a result of changes in estimates of insured events in prior years, the liability for unpaid claims and claims adjustment expense decreased by $1,294 and $3,143 in 2006 and 2005, respectively. The favorable development experienced in both years was driven mainly by better than expected loss experience in group life.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
For the Years Ended December 31, 2006, 2005 and 2004

13. LIABILITIES FOR CONTRACT GUARANTEES

On January 1, 2004, the Company adopted the AICPA’s SOP 03-1. The major provisions of SOP 03-1 that affect the Company require:

o	Establishment of reserves primarily related to death benefit and income benefit guarantees provided under variable annuity contracts.
o	Deferral of sales inducements that meet certain criteria, and amortization using the same method used for DAC.
o	Reporting and measuring the Company’s interest in its separate accounts as investments.

Upon adoption of SOP 03-1 in 2004, the cumulative effect, reported after tax and net of related effects on DAC, decreased net income and stockholder’s equity by $0.9 million. The reduction in net income was comprised of an increase in benefit reserves (primarily for variable annuity contracts) of $0.9 million, pretax, and a decrease in DAC of $0.5 million, pretax.

The Company offers various guarantees to certain policyholders including a return of no less than (a) total deposits made on the contract adjusted for any customer withdrawals, (b) total deposits made on the contract adjusted for any customer withdrawals plus a minimum return, or (c) the highest contract value on a specified anniversary date minus any customer withdrawals following the contract anniversary. These guarantees include benefits that are payable in the event of death, upon annuitization, or at specified dates during the accumulation period of an annuity.

The table below represents information regarding the Company’s variable annuity contracts with guarantees at December 31, 2006 (in 000’s):

Benefit Type	Account balance	Net Amount at Risk (a)	Average Attained Age
Minimum Death	$895,458	$31,752	63.8
Minimum Accumulation or Withdrawal	$232,257	$6	60.2

(a) Net amount at risk represents the difference between the guaranteed benefit and account balance.

The table below represents information regarding the Company’s variable annuity contracts with guarantees at December 31, 2005 (in 000’s):

Benefit Type	Account balance	Net Amount at Risk (a)	Average Attained Age
Minimum Death	$824,936	$52,188	63.6
Minimum Accumulation or Withdrawal	$111,592	$22	58.7

(a) Net amount at risk represents the difference between the guaranteed benefit and account balance.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
For the Years Ended December 31, 2006, 2005 and 2004

13. LIABILITIES FOR CONTRACT GUARANTEES (continued)

The following roll-forward summarizes the reserve for the GMDB for the years ended December 31, (in 000’s):

	2006	2005
Balance at January 1	$681	$533
Benefit Ratio Change / Assumption Changes	84	520
Incurred guaranteed benefits	840	499
Paid guaranteed benefits	(972)	(910)
Interest	48	39

Balance at December 31	$681	$681

Because the Company has not issued products that contain a guaranteed minimum income benefit ("GMIB"), there is no requirement for a GMIB reserve as of December 31, 2006 or December 31, 2005.

The liability for death benefit guarantees is established equal to a benefit ratio multiplied by the cumulative contract charges earned, plus accrued interest and less contract benefit payments. The benefit ratio is calculated as the estimated present value of all expected contract benefits divided by the present value of all expected contract charges. The benefit ratio may be in excess of 100%. For guarantees in the event of death, benefits represent the current guaranteed minimum death payments in excess of the current account balance. For guarantees at annuitization, benefits represent the present value of the minimum guaranteed annuity benefits in excess of the current account balance.

Projected benefits and assessments used in determining the liability for guarantees are developed using models and stochastic scenarios that are also used in the development of estimated future gross profits. Underlying assumptions for the liability related to income benefits include assumed future annuitization elections based upon factors such as eligibility conditions and the annuitant’s attained age.

The liability for guarantees is re-evaluated regularly, and adjustments are made to the liability balance through a charge or credit to policyowner benefits.

GMABs or GMWBs are considered to be derivatives under SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities," and are recorded at fair value through earnings. The fair value of the embedded derivatives is calculated stochastically using risk neutral scenarios over a fifty-year projection. Policyholder assumptions are based on experience studies. The GMAB’s or GMWB’s constituted an asset (a liability) in the amount of $0.4 million and $(0.1) million at December 31, 2006 and December 31, 2005, respectively.

Sales Inducements

The Company currently offers enhanced or bonus crediting rates to policyholders on certain of its annuity products. Effective January 1, 2004, upon adoption of SOP 03-1, the expenses associated with offering a bonus are deferred and amortized over the life of the related contract in a pattern consistent with the amortization of DAC. Previously some bonuses were deferred and amortized while others were expensed.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
For the Years Ended December 31, 2006, 2005 and 2004

14. DEFERRED POLICY ACQUISITION COSTS

The changes in DAC for the years ended December 31, were as follow (in 000’s):

	2006	2005

Balance at January 1	$80,640	$66,690
Acquisition costs deferred	24,163	10,072
Amortized to expense during year	(18,422)	(9,491)
Adjustment related to change in unrealized
investment (gains) losses during year	(1,360)	13,369
Balance at December 31	$85,021	$80,640

15. SEGMENT INFORMATION

The Company conducts business principally in three operating segments and maintains a Corporate Segment to provide for the capital needs of the various operating segments and to engage in other financing-related activities. Each segment is defined consistent with the way results are evaluated by the chief operating decision-maker.

Net investment income is allocated based on segmented assets, including allocated capital, by line of business. Allocation of operating expenses are made using both standard rates and actual expenses incurred. Management evaluates the results of the operating segments on an after-tax basis. The Company does not materially depend on one or a few customers, brokers or agents for a significant portion of its operations.

Effective January 1, 2006, the Company adopted a new capital allocation methodology for measurement of segment operating results to be more closely aligned with rating agency standards. The changes impact the amount of capital and income on capital that is allocated to Individual Protection, Group Protection and Wealth Management from the Corporate Segment.

Wealth Management

The Wealth Management Segment markets, sells and administers fixed and variable annuity products.

Group Protection

The Group Protection Segment markets, sells and administers group life, stop loss, long-term disability and short-term disability insurance products. These products are sold to employers that provide group benefits for their employees.

Individual Protection

The Individual Protection Segment markets, sells and administers universal life insurance, variable universal life insurance and conversions from the Company’s group life product.

Corporate

The Corporate Segment includes the unallocated capital of the Company and items not otherwise attributable to the other segments.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
For the Years Ended December 31, 2006, 2005 and 2004

15. SEGMENT INFORMATION (continued)

The following amounts pertained to the various business segments (in 000’s):

Year ended December 31, 2006

	Wealth	Group	Individual
	Management	Protection	Protection	Corporate	Totals
Total Revenues	$97,296	$39,833	$8,226	$5,334	$150,689
Total Expenditures	86,956	35,356	7,662	(2,928)	127,046
Pretax Income (Loss)	10,340	4,477	564	8,262	23,643

Net Income (Loss)	$7,803	$2,910	$366	$5,154	$16,233

Total Assets	$2,357,623	$80,969	$123,752	$139,340	$2,701,684

Year ended December 31, 2005

	Wealth	Group	Individual
	Management	Protection	Protection	Corporate	Totals
Total Revenues	$101,854	$32,604	$1,366	$179	$136,003
Total Expenditures	94,084	32,333	1,899	(32)	128,284
Pretax Income (Loss)	7,770	271	(533)	211	7,719

Net Income (Loss)	$5,475	$176	$(347)	$137	$5,441

Total Assets	$2,649,575	$55,319	$10,575	$1,069	$2,716,538

Year ended December 31, 2004

	Wealth	Group	Individual
	Management	Protection	Protection	Corporate	Totals
Total Revenues	$116,274	$34,908	$836	$(279)	$151,739
Total Expenditures	96,973	31,605	1,386	(54)	129,910
Pretax Income (Loss)	19,301	3,303	(550)	(225)	21,829

Net Income (Loss)	$11,766	$2,147	$(357)	$88	$13,644

Total Assets	$2,735,845	$53,131	$2,043	$21,283	$2,812,302

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
For the Years Ended December 31, 2006, 2005 and 2004

15. SEGMENT INFORMATION (continued)

As described earlier, effective January 1, 2006, the Company adopted a new capital allocation methodology for measurement of segment operating results to be more closely aligned with rating agency standards. The following provides a summary of the amounts allocated from the Corporate Segment to the other segments related to the allocation of income on capital for the years presented (in 000’s):

Year ended December 31, 2006

	Wealth	Group	Individual
	Management	Protection	Protection	Corporate	Totals
Pretax income (loss)	$4,401	$775	$814	$(5,990)	$-

Year ended December 31, 2005

Pretax income (loss)	$12,379	$362	$-	$(12,741)	$-

Year ended December 31, 2004

Pretax income (loss)	$9,630	$277	$	$(9,907)	$-

16. REGULATORY FINANCIAL INFORMATION

The Company is required to file quarterly and annual statements with the New York State Insurance Department prepared on a statutory accounting basis prescribed or permitted by the State of New York. Statutory net income and capital stock and surplus differ from net income and stockholder’s equity reported in accordance with GAAP for stock life insurance companies primarily because, under statutory basis accounting, policy acquisition costs are expensed when incurred, reserves are based on different assumptions, investments are valued differently, and income tax expense reflects only taxes paid or currently payable.

The Company’s statutory capital and surplus, and net (loss) income were as follows (in 000’s):

	Unaudited for the Years ended December 31,
	2006	2005	2004

Statutory capital and surplus	$ 132,693	$ 180,009	$ 192,131
Statutory net (loss) income	(51,183)	(11,841)	14,807

17. DIVIDEND RESTRICTIONS

The Company’s ability to pay dividends is subject to certain statutory restrictions. The State of New York has enacted laws governing the payment of dividends to stockholders by domestic insurers. New York law permits a domestic stock life insurance company to distribute a dividend to its shareholders without prior notice to the New York Superintendent of Insurance where the aggregate amount of such dividends in any calendar year does not exceed the lesser of: (i) ten percent of its surplus to policyholders as of the immediately preceding calendar year; or (ii) its net gain from operations for the immediately preceding calendar year, not including realized capital gains. No dividends were paid by the Company during 2006, 2005 or 2004.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
For the Years Ended December 31, 2006, 2005 and 2004

18. COMPONENTS OF ACCUMULATED OTHER COMPREHENSIVE INCOME

The components of accumulated other comprehensive income (loss) as of December 31, were as follows (in 000’s):

	2006	2005	2004

Unrealized gains (losses) on available-for-sale securities	$ 2,976	$ (1,785)	$ 35,255
Policyholder amounts	(989)	823	(12,546)
Tax effect and other	(555)	474	(8,226)

Accumulated other comprehensive income (loss)	$ 1,432	$ (488)	$ 14,483

19. COMMITMENTS AND CONTINGENCIES

Regulatory and Industry Developments

Unfavorable economic conditions may contribute to an increase in the number of insurance companies that are under regulatory supervision. This may result in an increase in mandatory assessments by the New York state guaranty fund.

Litigation

The Company is not aware of any contingent liabilities arising from litigation, income taxes and other matters that could have a material effect upon the financial condition, results of operations or cash flow of the Company.

Indemnities

In the normal course of business, the Company has entered into agreements that include indemnities in favor of third parties, such as contracts with advisors and consultants, outsourcing agreements, underwriting and agency agreements, information technology agreements, distribution agreements and service agreements. The Company has also agreed to indemnify its directors and certain of its officers and employees in accordance with the Company’s by-laws. Due to the nature of these indemnification agreements, it is not possible to estimate the Company’s potential liability.

Lease Commitments

The Company leases various facilities and equipment under non-cancelable operating leases with terms of up to 10 years. As of December 31, 2006, minimum future lease payments under such leases were as follows (in 000’s):

2007	$ 234
2008	239
2009	243
2010	40
Total	$ 756

Total rental expense for the years ended December 31, 2006, 2005 and 2004 was $0.8 million, $1.0 million and $1.0 million, respectively.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholder of
Sun Life Insurance and Annuity Company of New York
Wellesley Hills, Massachusetts

We have audited the accompanying consolidated balance sheets of Sun Life Insurance and Annuity Company of New York and subsidiary (the "Company") as of December 31, 2006 and 2005, and the related consolidated statements of income, comprehensive income, stockholder’s equity, and cash flows for each of the three years in the period ended December 31, 2006.  Our audits also included the financial statement schedules listed in the Index at Item 15. These financial statements and financial statement schedules are the responsibility of the Company's management.  Our responsibility is to express an opinion on the financial statements and financial statement schedules based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of Sun Life Insurance and Annuity Company of New York and subsidiary as of December 31, 2006 and 2005, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2006, in conformity with accounting principles generally accepted in the United States of America. Also, in our opinion, such financial statement schedules, when considered in relation to the basic consolidated financial statements taken as a whole, present fairly in all material respects the information set forth therein.

As discussed in Note 1 to the consolidated financial statements, effective January 1, 2004, the Company adopted the provisions of the American Institute of Certified Public Accountants’ Statement of Position 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts."

DELOITTE & TOUCHE LLP

Boston, Massachusetts
March 27, 2007

Regatta NY, Regatta Gold NY, Regatta Extra NY, Sun Life Financial Masters Flex NY, Sun Life Financial Masters Extra NY, Sun Life Financial Masters Access NY, Sun Life Financial Masters Choice NY, Sun Life Financial Masters Reward NY, and Sun Life Financial Masters Select NY Sub-Accounts Included in Sun Life (N.Y.) Variable Account C

Statements of Condition - December 31, 2006

Assets:
Investment in :	Shares	Cost	Value
Columbia Funds Variable Insurance Trust (VIT)
Columbia Marsico 21st Century Portfolio Sub-Account (NMT)	2,864	$34,077	$37,121
Columbia Marsico Growth Portfolio Sub-Account (NNG)	1,798	32,916	34,120
Columbia Marsico International Opportunities Portfolio Sub-Account (NMI)	1,731	34,035	37,987
Fidelity Variable Insurance Products Funds
VIP Freedom 2010 Portfolio Sub-Account (F10)	29,873	346,607	345,329
VIP Freedom 2015 Portfolio Sub-Account (F15)	112,870	1,280,146	1,344,283
VIP Freedom 2020 Portfolio Sub-Account (F20)	42,150	478,994	509,174
Franklin Templeton Variable Insurance Products (VIP) Trust
Mutual Shares Securities Fund Sub-Account (FMS)	94,275	1,756,584	1,929,810
Templeton Developing Markets Securities Fund Sub-Account (TDM)	24,523	298,101	338,168
Templeton Growth Securities Fund Class 2 Sub-Account (FTG)	60,211	871,113	959,159
Templeton Foreign Securities Fund Sub-Account (FTI)	1,805,713	28,276,423	33,802,942
Franklin Value Securities Fund Sub-Account (FVS)	82,905	1,443,667	1,557,788
Lord Abbett Series Fund, Inc.
All Value Portfolio Sub-Account (LAV)	127,966	2,055,514	2,108,884
Growth & Income Portfolio Sub-Account (LA1)	791,672	21,692,118	23,227,656
Growth Opportunities Portfolio Sub-Account (LA9)	309,439	4,283,533	4,539,464
Mid Cap Value Portfolio Sub-Account (LA2)	239,914	5,132,654	5,225,336
MFS/Sun Life Series Trust
Bond S Class Sub-Account (MF7)	48,655	570,763	540,557
Bond Series Sub-Account (BDS)	181,854	2,117,524	2,034,948
Capital Appreciation S Class Sub-Account (MFD)	9,969	176,075	202,570
Capital Appreciation Series Sub-Account (CAS)	730,802	13,849,514	14,981,445
Capital Opportunities S Class Sub-Account (CO1)	6,404	84,834	97,083
Capital Opportunities Series Sub-Account (COS)	144,971	1,830,806	2,207,901
Emerging Growth S Class Sub-Account (MFF)	44,142	700,423	802,950
Emerging Growth Series Sub-Account (EGS)	416,951	7,161,968	7,692,738
Emerging Markets Equity S Class Sub-Account (EM1)	25,880	555,212	629,654
Emerging Markets Equity Series Sub-Account (EME)	64,469	1,300,994	1,580,790
Global Governments S Class Sub-Account (GG1)	2,777	28,669	29,430
Global Governments Series Sub-Account (GGS)	99,666	1,117,666	1,066,429
Global Growth S Class Sub-Account (GG2)	6,111	72,508	95,514
Global Growth Series Sub-Account (GGR)	390,676	4,227,843	6,149,241
Global Total Return S Class Sub-Account (GT2)	19,106	289,299	343,718
Global Total Return Series Sub-Account (GTR)	258,847	3,909,582	4,687,724
Government Securities S Class Sub-Account (MFK)	1,255,338	15,920,340	15,792,156
Government Securities Series Sub-Account (GSS)	445,481	5,880,007	5,635,340
High Yield S Class Sub-Account (MFC)	637,376	4,306,589	4,385,147
High Yield Series Sub-Account (HYS)	781,806	5,231,363	5,417,916
International Growth S Class Sub-Account (IG1)	8,152	114,829	145,515
International Growth Series Sub-Account (IGS)	120,315	1,453,073	2,157,251
International Investors Trust S Class Sub-Account (MI1)	13,570	218,362	270,322
International Investors Trust Series Sub-Account (MII)	210,467	2,877,757	4,213,554
Massachusetts Investors Growth Stock S Class Sub-Account (M1B)	83,525	738,775	871,164
Massachusetts Investors Growth Stock Series Sub-Account (MIS)	381,627	3,274,225	4,014,716
Massachusetts Investors Trust S Class Sub-Account (MFL)	514,187	15,516,101	17,302,391
Massachusetts Investors Trust Series Sub-Account (MIT)	711,243	20,619,023	24,104,011
Mid Cap Growth S Class Sub-Account (MC1)	67,901	355,766	410,801
Mid Cap Value S Class Sub-Account (MCV)	50,871	552,634	581,456
Money Market S Class Sub-Account (MM1)	9,594,701	9,594,701	9,594,701

See notes to Financial Statements.

Regatta NY, Regatta Gold NY, Regatta Extra NY, Sun Life Financial Masters Flex NY, Sun Life Financial Masters Extra NY, Sun Life Financial Masters Access NY, Sun Life Financial Masters Choice NY, Sun Life Financial Masters Reward NY, and Sun Life Financial Masters Select NY Sub-Accounts Included in Sun Life (N.Y.) Variable Account C

Statements of Condition - December 31, 2006 - continued

MFS/Sun Life Series Trust - continued	Shares	Cost	Value
Money Market Series Sub-Account (MMS)	4,693,672	$4,693,672	$4,693,672
New Discovery S Class Sub-Account (M1A)	525,814	7,434,621	8,423,548
New Discovery Series Sub-Account (NWD)	123,762	1,503,706	2,009,898
Research S Class Sub-Account (RE1)	8,541	139,802	158,872
Research Series Sub-Account (RES)	595,596	10,024,586	11,155,519
Research Growth and Income S Class Sub-Account (RG1)	1,969	27,719	33,570
Research Growth and Income Series Sub-Account (RGS)	119,625	1,494,034	2,049,172
Research International S Class Sub-Account (RI1)	373,243	6,230,485	7,379,017
Research International Series Sub-Account (RIS)	85,717	1,192,494	1,709,195
Strategic Growth S Class Sub-Account (SG1)	114,722	826,942	938,430
Strategic Growth Series Sub-Account (SGS)	36,402	265,209	300,682
Strategic Income S Class Sub-Account (SI1)	19,543	202,429	205,987
Strategic Income Series Sub-Account (SIS)	162,148	1,749,689	1,720,388
Strategic Value S Class Sub-Account (SVS)	9,785	97,233	103,723
Total Return S Class Sub-Account (MFJ)	3,591,057	67,057,203	71,318,399
Total Return Series Sub-Account (TRS)	1,664,763	28,953,747	33,328,564
Utilities S Class Sub-Account (MFE)	76,736	1,442,586	1,771,838
Utilities Series Sub-Account (UTS)	449,089	5,949,417	10,441,329
Value S Class Sub-Account (MV1)	105,659	1,539,920	1,964,208
Value Series Sub-Account (MVS)	354,508	4,685,980	6,629,301
Oppenheimer Variable Account (VA) Funds
Capital Appreciation Fund Sub-Account (OCA)	47,288	1,697,552	1,943,044
Global Securities Fund Sub-Account (OGG)	64,026	2,105,236	2,336,311
Main Street Fund Sub-Account (OMG)	1,545,974	33,508,424	38,000,053
Main Street Small Cap Fund Sub-Account (OMS)	41,735	708,942	792,129
PIMCO Variable Insurance Trust (VIT)
Emerging Markets Bond Portfolio Sub-Account (PMB)	37,685	512,125	526,080
Low Duration Portfolio Sub-Account (PLD)	3,691,796	37,384,397	37,139,469
Real Return Portfolio Sub-Account (PRR)	197,252	2,487,734	2,353,218
Total Return Portfolio Sub-Account (PTR)	342,292	3,523,888	3,463,992
VIT All Asset Portfolio Sub-Account (PRA)	7,595	89,787	88,639
VIT Commodity Real Return Strategy Portfolio Sub-Account (PCR)	31,026	374,118	350,898
Sun Capital Advisers Trust (SCAT)
All Cap S Class Sub-Account (SSA)	9,412	107,098	119,061
FI Large Cap Growth Fund Sub-Account (LGF)	1,933	18,628	19,289
Investment Grade Bond S Class Sub-Account (IGB)	66,693	645,531	646,258
Real Estate Fund S Class Sub-Account (SRE)	282,133	6,252,207	7,400,362
Real Estate Fund Sub-Account (SC3)	23,888	404,493	587,636
Sun Capital Money Market S Class Sub-Account (CMM)	44,249	44,249	44,249
Wanger Advisors Trust
Wanger Select Sub-Account (WTF)	1,045	23,485	27,330
		$428,063,075	$476,209,684
Liability:
Payable to Sponsor			(619,993)
Net Assets			$475,589,691

See notes to Financial Statements.

Regatta NY, Regatta Gold NY, Regatta Extra NY, Sun Life Financial Masters Flex NY, Sun Life Financial Masters Extra NY, Sun Life Financial Masters Access NY, Sun Life Financial Masters Choice NY, Sun Life Financial Masters Reward NY, and Sun Life Financial Masters Select NY Sub-Accounts Included in Sun Life (N.Y.) Variable Account C

Statements of Condition - December 31, 2006 - continued

	Applicable to Owners of		Reserve for
Net Assets Applicable to Contract Participants:	Deferred Variable Annuity Contracts		Variable
	Units	Value	Annuities	Total
Consolidated Regatta Contracts:
Columbia Funds Variable Insurance Trust (VIT)
NMT	2,805	$37,121	$-	$37,121
NNG	2,995	34,120	-	34,120
NMI	2,635	37,987	-	37,987
Fidelity Variable Insurance Products Funds
F10	31,184	345,329	-	345,329
F15	118,763	1,344,283	-	1,344,283
F20	44,515	509,174	-	509,174
Franklin Templeton Variable Insurance Products Trust
FMS	118,047	1,929,810	-	1,929,810
TDM	23,980	338,168	-	338,168
FTG	48,332	959,159	-	959,159
FTI	1,879,769	33,802,942	-	33,802,942
FVS	83,668	1,557,788	-	1,557,788
Lord Abbett Series Fund, Inc.
LAV	150,701	2,108,884	-	2,108,884
LA1	1,532,748	23,227,656	-	23,227,656
LA9	373,528	4,539,464	-	4,539,464
LA2	310,865	5,225,336	-	5,225,336
MFS/Sun Life Series Trust:
MF7	46,224	540,557	-	540,557
BDS	140,433	2,033,786	-	2,033,786
MFD	18,751	202,570	-	202,570
CAS	909,349	14,870,462	36,051	14,906,513
CO1	6,910	97,083	-	97,083
COS	147,248	2,207,901	-	2,207,901
MFF	60,203	802,950	-	802,950
EGS	473,820	7,633,703	52,037	7,685,740
EM1	38,560	629,654	-	629,654
EME	71,767	1,528,199	52,770	1,580,969
GG1	2,138	29,430	-	29,430
GGS	64,809	1,065,979	-	1,065,979
GG2	5,621	95,514	-	95,514
GGR	249,630	6,047,440	94,729	6,142,169
GT2	20,819	343,718	-	343,718
GTR	199,822	4,557,719	123,532	4,681,251
MFK	1,517,021	15,792,156	-	15,792,156
GSS	348,231	5,561,671	65,949	5,627,620
MFC	339,595	4,385,147	-	4,385,147
HYS	319,944	5,399,290	16,089	5,415,379
IG1	7,161	145,515	-	145,515
IGS	111,077	2,065,275	93,208	2,158,483
MI1	11,832	270,322	-	270,322
MII	153,740	4,144,380	65,192	4,209,572
M1B	70,637	871,164	-	871,164
MIS	449,020	3,947,108	-	4,003,180
MFL	1,209,614	17,302,391	-	17,302,391
MIT	1,155,740	23,595,148	317,889	23,913,037
MC1	30,485	410,801	-	410,801
MCV	34,580	581,456	-	581,456

See notes to Financial Statements.

Regatta NY, Regatta Gold NY, Regatta Extra NY, Sun Life Financial Masters Flex NY, Sun Life Financial Masters Extra NY, Sun Life Financial Masters Access NY, Sun Life Financial Masters Choice NY, Sun Life Financial Masters Reward NY, and Sun Life Financial Masters Select NY Sub-Accounts Included in Sun Life (N.Y.) Variable Account C

Statements of Condition - December 31, 2006 - continued

	Applicable to Owners of		Reserve for
	Deferred Variable Annuity Contracts		Variable
	Units	Value	Annuities	Total
MFS/Sun Life Series Trust - continued
MM1	947,627	$9,594,701	$-	$9,594,701
MMS	364,429	4,612,682	-	4,647,442
M1A	598,957	8,423,548	-	8,423,548
NWD	123,585	1,968,793	37,760	2,006,553
RE1	10,878	158,872	-	158,872
RES	634,293	11,138,684	17,757	11,156,441
RG1	2,530	33,570	-	33,570
RGS	126,961	2,035,947	14,380	2,050,327
RI1	357,917	7,379,017	-	7,379,017
RIS	87,103	1,709,195	-	1,709,195
SG1	72,958	938,430	-	938,430
SGS	40,477	245,489	-	300,899
SI1	16,089	205,987	-	205,987
SIS	123,374	1,720,388	-	1,720,388
SVS	7,004	103,723	-	103,723
MFJ	5,424,953	71,318,399	-	71,318,399
TRS	1,393,409	32,750,913	-	33,083,819
MFE	76,249	1,771,838	-	1,771,838
UTS	287,598	10,324,359	104,196	10,428,555
MV1	122,386	1,964,208	-	1,964,208
MVS	380,215	6,626,533	-	6,626,533
Oppenheimer Variable Account (VA) Funds
OCA	143,656	1,943,044	-	1,943,044
OGG	147,390	2,336,311	-	2,336,311
OMG	2,671,731	38,000,053	-	38,000,053
OMS	45,827	792,129	-	792,129
PIMCO Variable Insurance Trust (VIT)
PMB	27,761	526,080	-	526,080
PLD	3,653,967	37,139,469	-	37,139,469
PRR	214,328	2,353,218	-	2,353,218
PTR	318,132	3,463,992	-	3,463,992
PRA	8,418	88,639	-	88,639
PCR	35,770	350,898	-	350,898
Sun Capital Advisers Trust (SCAT)
SSA	9,318	119,061	-	119,061
LGF	1,957	19,289	-	19,289
IGB	60,421	646,258	-	646,258
SRE	410,253	7,400,362	-	7,400,362
SC3	22,799	587,636	-	587,636
CMM	4,289	44,249	-	44,249
Wanger Advisors Trust
WTF	2,020	27,330	-	27,330
Net Assets		$474,019,004	$1,570,687	$475,589,691

See notes to Financial Statements.

Regatta NY, Regatta Gold NY, Regatta Extra NY, Sun Life Financial Masters Flex NY, Sun Life Financial Masters Extra NY, Sun Life Financial Masters Access NY, Sun Life Financial Masters Choice NY, Sun Life Financial Masters Reward NY, and Sun Life Financial Masters Select NY Sub-Accounts Included in Sun Life (N.Y.) Variable Account C

Statements of Operations - Year Ended December 31, 2006

	NMT	NNG	NMI	F10
	Sub-Account	Sub-Account	Sub-Account	Sub-Account (j)
Income and Expenses:
Dividend income	$69	$-	$109	$5,301
Mortality and expense risk charges	(565)	(539)	(566)	(962)
Distribution and administrative expense charges	(68)	(65)	(68)	(115)
Net investment income (loss)	$(564)	$(604)	$(525)	$4,224

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sales of fund shares	$249	$60	$205	$3,464
Realized gain distributions	1,237	-	1,154	1,465
Net realized gains (losses)	$1,486	$60	$1,359	$4,929

Net unrealized appreciation (depreciation) on investments:
End of year	$3,044	$1,204	$3,952	$(1,278)
Beginning of year	-	-	-	-
Change in unrealized appreciation (depreciation)	$3,044	$1,204	$3,952	$(1,278)

Realized and unrealized gains (losses)	$4,530	$1,264	$5,311	$3,651
Increase (Decrease) in net assets from operations	$3,966	$660	$4,786	$7,875

	F15	F20	FMS	TDM
	Sub-Account (j)	Sub-Account (j)	Sub-Account	Sub-Account (j)
Income and Expenses:
Dividend income	$13,971	$6,802	$11,227	$1,402
Mortality and expense risk charges	(9,390)	(4,955)	(16,289)	(3,533)
Distribution and administrative expense charges	(1,127)	(595)	(1,955)	(424)
Net investment income (loss)	$3,454	$1,252	$(7,017)	$(2,555)

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sale of fund shares	$478	$866	$22,151	$53,145
Realized gain distributions	9,979	4,535	28,592	-
Net realized gains (losses)	$10,457	$5,401	$50,743	$53,145

Net unrealized appreciation (depreciation) on investments:
End of year	$64,137	$30,180	$173,226	$40,067
Beginning of year	-	-	42,970	-
Change in unrealized appreciation (depreciation)	$64,137	$30,180	$130,256	$40,067

Realized and unrealized gains (losses)	$74,594	$35,581	$180,999	$93,212
Increase (Decrease) in net assets from operations	$78,048	$36,833	$173,982	$90,657

(j) fund available as of October 31, 2005 (commencement of operations), first activity in 2006.

See notes to Financial Statements.

Regatta NY, Regatta Gold NY, Regatta Extra NY, Sun Life Financial Masters Flex NY, Sun Life Financial Masters Extra NY, Sun Life Financial Masters Access NY, Sun Life Financial Masters Choice NY, Sun Life Financial Masters Reward NY, and Sun Life Financial Masters Select NY Sub-Accounts Included in Sun Life (N.Y.) Variable Account C

Statements of Operations - Year Ended December 31, 2006 - continued

	FTG	FTI	FVS	LAV
	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Income and Expenses:
Dividend income	$5,248	$275,998	$4,954	$11,507
Mortality and expense risk charges	(7,127)	(347,781)	(13,484)	(16,572)
Distribution and administrative expense charges	(855)	(41,734)	(1,618)	(1,989)
Net investment income (loss)	$(2,734)	$(113,517)	$(10,148)	$(7,054)

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sales of fund shares	$5,359	$482,053	$24,535	$47,564
Realized gain distributions	14,622		27,719	50,649
Net realized gains (losses)	$19,981	$482,053	$52,254	$98,213

Net unrealized appreciation (depreciation) on investments:
End of year	$88,046	$5,526,519	$114,121	$53,370
Beginning of year	10,386	1,583,737	45,129	11,044
Change in unrealized appreciation (depreciation)	$77,660	$3,942,782	$68,992	$42,326

Realized and unrealized gains (losses)	$97,641	$4,424,835	$121,246	$140,539
Increase (Decrease) in net assets from operations	$94,907	$4,311,318	$111,098	$133,485

	LA1	LA9	LA2	MF7
	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Income and Expenses:
Dividend income	$271,149	$-	$24,579	$33,749
Mortality and expense risk charges	(249,323)	(44,203)	(50,532)	(8,692)
Distribution and administrative expense charges	(29,919)	(5,304)	(6,064)	(1,043)
Net investment income (loss)	$(8,093)	$(49,507)	$(32,017)	$24,014

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sale of fund shares	$154,149	$55,495	$44,209	$(7,061)
Realized gain distributions	726,597	43,470	382,977	3,329
Net realized gains (losses)	$880,746	$98,965	$427,186	$(3,732)

Net unrealized appreciation (depreciation) on investments:
End of year	$1,535,538	$255,931	$92,682	$(30,206)
Beginning of year	26,770	110,691	63,060	(23,968)
Change in unrealized appreciation (depreciation)	$1,508,768	$145,240	$29,622	$(6,238)

Realized and unrealized gains (losses)	$2,389,514	$244,205	$456,808	$(9,970)
Increase (Decrease) in net assets from operations	$2,381,421	$194,698	$424,791	$14,044

See notes to Financial Statements.

Regatta NY, Regatta Gold NY, Regatta Extra NY, Sun Life Financial Masters Flex NY, Sun Life Financial Masters Extra NY, Sun Life Financial Masters Access NY, Sun Life Financial Masters Choice NY, Sun Life Financial Masters Reward NY, and Sun Life Financial Masters Select NY Sub-Accounts Included in Sun Life (N.Y.) Variable Account C

Statements of Operations - Year Ended December 31, 2006 - continued

	BDS	MFD	CAS	CO1
	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Income and Expenses:
Dividend income	$134,647	$-	$34,839	$138
Mortality and expense risk charges	(27,164)	(2,618)	(207,811)	(1,038)
Distribution and administrative expense charges	(3,260)	(314)	(24,937)	(125)
Net investment income (loss)	$104,223	$(2,932)	$(197,909)	$(1,025)

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sales of fund shares	$(49,875)	$8,044	$(907,657)	$301
Realized gain distributions	12,747	-	-	-
Net realized gains (losses)	$(37,128)	$8,044	$(907,657)	$301

Net unrealized appreciation (depreciation) on investments:
End of year	$(82,576)	$26,495	$1,131,931	$12,249
Beginning of year	(94,884)	21,074	(705,997)	1,919
Change in unrealized appreciation (depreciation)	$12,308	$5,421	$1,837,928	$10,330

Realized and unrealized gains (losses)	$(24,820)	$13,465	$930,271	$10,631
Increase (Decrease) in net assets from operations	$79,403	$10,533	$732,362	$9,606

	COS	MFF	EGS	EM1
	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Income and Expenses:
Dividend income	$11,855	$-	$-	$2,899
Mortality and expense risk charges	(28,433)	(6,459)	(104,518)	(6,660)
Distribution and administrative expense charges	(3,412)	(775)	(12,542)	(799)
Net investment income (loss)	$(19,990)	$(7,234)	$(117,060)	$(4,560)

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sale of fund shares	$(9,935)	$17,407	$(1,489,575)	$85,654
Realized gain distributions	-	-	-	45,040
Net realized gains (losses)	$(9,935)	$17,407	$(1,489,575)	$130,694

Net unrealized appreciation (depreciation) on investments:
End of year	$377,095	$102,527	$530,770	$74,442
Beginning of year	73,464	40,504	(1,581,481)	61,707
Change in unrealized appreciation (depreciation)	$303,631	$62,023	$2,112,251	$12,735

Realized and unrealized gains (losses)	$293,696	$79,430	$622,676	$143,429
Increase (Decrease) in net assets from operations	$273,706	$72,196	$505,616	$138,869

See notes to Financial Statements.

Regatta NY, Regatta Gold NY, Regatta Extra NY, Sun Life Financial Masters Flex NY, Sun Life Financial Masters Extra NY, Sun Life Financial Masters Access NY, Sun Life Financial Masters Choice NY, Sun Life Financial Masters Reward NY, and Sun Life Financial Masters Select NY Sub-Accounts Included in Sun Life (N.Y.) Variable Account C

Statements of Operations - Year Ended December 31, 2006 - continued

	EME	GG1	GGS	GG2
	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Income and Expenses:
Dividend income	$16,533	$-	$-	$290
Mortality and expense risk charges	(17,676)	(198)	(13,849)	(1,342)
Distribution and administrative expense charges	(2,121)	(24)	(1,662)	(161)
Net investment income (loss)	$(3,264)	$(222)	$(15,511)	$(1,213)

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sales of fund shares	$189,763	$(763)	$(29,350)	$1,978
Realized gain distributions	224,417	-	10,650	-
Net realized gains (losses)	$414,180	$(763)	$(18,700)	$1,978

Net unrealized appreciation (depreciation) on investments:
End of year	$279,796	$761	$(51,237)	$23,006
Beginning of year	324,949	(907)	(124,317)	11,953
Change in unrealized appreciation (depreciation)	$(45,153)	$1,668	$73,080	$11,053

Realized and unrealized gains (losses)	$369,027	$905	$54,380	$13,031
Increase (Decrease) in net assets from operations	$365,763	$683	$38,869	$11,818

	GGR	GT2	GTR	MFK
	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Income and Expenses:
Dividend income	$34,765	$1,958	$41,642	$511,855
Mortality and expense risk charges	(75,909)	(3,962)	(55,415)	(184,953)
Distribution and administrative expense charges	(9,109)	(475)	(6,650)	(22,194)
Net investment income (loss)	$(50,253)	$(2,479)	$(20,423)	$304,708

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sale of fund shares	$341,269	$11,801	$238,612	$(81,923)
Realized gain distributions		18,931	300,781
Net realized gains (losses)	$341,269	$30,732	$539,393	$(81,923)

Net unrealized appreciation (depreciation) on investments:
End of year	$1,921,398	$54,419	$778,142	$(128,184)
Beginning of year	1,305,513	38,920	623,043	(156,586)
Change in unrealized appreciation (depreciation)	$615,885	$15,499	$155,099	$28,402

Realized and unrealized gains (losses)	$957,154	$46,231	$694,492	$(53,521)
Increase (Decrease) in net assets from operations	$906,901	$43,752	$674,069	$251,187

See notes to Financial Statements.

Regatta NY, Regatta Gold NY, Regatta Extra NY, Sun Life Financial Masters Flex NY, Sun Life Financial Masters Extra NY, Sun Life Financial Masters Access NY, Sun Life Financial Masters Choice NY, Sun Life Financial Masters Reward NY, and Sun Life Financial Masters Select NY Sub-Accounts Included in Sun Life (N.Y.) Variable Account C

Statements of Operations - Year Ended December 31, 2006 - continued

	GSS	MFC	HYS	IG1
	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Income and Expenses:
Dividend income	$326,485	$238,715	$485,454	$460
Mortality and expense risk charges	(78,117)	(50,562)	(71,209)	(1,502)
Distribution and administrative expense charges	(9,374)	(6,067)	(8,545)	(180)
Net investment income (loss)	$238,994)	$182,086	$405,700	$(1,222)

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sales of fund shares	$(176,568)	$(22,685)	$70,026	$3,305
Realized gain distributions	-	-	-	7,799
Net realized gains (losses)	$(176,568)	$(22,685)	$70,026	$11,104

Net unrealized appreciation (depreciation) on investments:
End of year	$(244,667)	$78,558	$186,553	$30,686
Beginning of year	(307,767)	(41,178)	177,320	17,270
Change in unrealized appreciation (depreciation)	$63,100	$119,736	$9,233	$13,416

Realized and unrealized gains (losses)	$(113,468)	$97,051	$79,259	$24,520
Increase (Decrease) in net assets from operations	$125,526	$279,137	$484,959	$23,298

	IGS	MI1	MII	M1B
	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Income and Expenses:
Dividend income	$12,671	$1,637	$44,711	$-
Mortality and expense risk charges	(22,757)	(2,781)	(46,006)	(12,003)
Distribution and administrative expense charges	(2,731)	(334)	(5,521)	(1,440)
Net investment income (loss)	$(12,817)	$(1,478)	$(6,816)	$(13,443)

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sale of fund shares	$126,668	$13,254	$202,048	$18,370
Realized gain distributions	146,565	16,138	381,173	-
Net realized gains (losses)	$273,233	$29,392	$583,221	$18,370

Net unrealized appreciation (depreciation) on investments:
End of year	$704,178	$51,960	$1,335,797	$132,389
Beginning of year	538,186	32,997	991,634	92,293
Change in unrealized appreciation (depreciation)	$165,992	$18,963	$344,163	$40,096

Realized and unrealized gains (losses)	$439,225	$48,355	$927,384	$58,466
Increase (Decrease) in net assets from operations	$426,408	$46,877	$920,568	$45,023

See notes to Financial Statements.

Regatta NY, Regatta Gold NY, Regatta Extra NY, Sun Life Financial Masters Flex NY, Sun Life Financial Masters Extra NY, Sun Life Financial Masters Access NY, Sun Life Financial Masters Choice NY, Sun Life Financial Masters Reward NY, and Sun Life Financial Masters Select NY Sub-Accounts Included in Sun Life (N.Y.) Variable Account C

Statements of Operations - Year Ended December 31, 2006 - continued

	MIS	MFL	MIT	MC1
	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Income and Expenses:
Dividend income	$4,233	$62,482	$206,528	$-
Mortality and expense risk charges	(52,938)	(173,213)	(305,553)	(6,424)
Distribution and administrative expense charges	(6,353)	(20,786)	(36,666)	(771)
Net investment income (loss)	$(55,058)	$(131,517)	$(135,691)	$(7,195)

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sales of fund shares	$(57,933)	$108,469	$(806,574)	$9,635
Realized gain distributions	-	-	-	-
Net realized gains (losses)	$(57,933)	$108,469	$(806,574)	$9,635

Net unrealized appreciation (depreciation) on investments:
End of year	$740,491	$1,786,290	$3,484,988	$55,035
Beginning of year	388,077	386,557	(202,938)	53,880
Change in unrealized appreciation (depreciation)	$352,414	$1,399,733	$3,687,926	$1,155

Realized and unrealized gains (losses)	$294,481	$1,508,202	$2,881,352	$10,790
Increase (Decrease) in net assets from operations	$239,423	$1,376,685	$2,745,661	$3,595

	MCV	MM1	MMS	M1A
	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Income and Expenses:
Dividend income	$-	$344,094	$243,618	$-
Mortality and expense risk charges	(8,705)	(124,032)	(66,218)	(88,888)
Distribution and administrative expense charges	(1,044)	(14,884)	(7,946)	(10,666)
Net investment income (loss)	$(9,749)	$205,178	$169,454	$(99,554)

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sale of fund shares	$8,808	$-	$-	$259,291
Realized gain distributions	64,554	-	-	-
Net realized gains (losses)	$73,362	$-	$-	$259,291

Net unrealized appreciation (depreciation) on investments:
End of year	$28,822	$-	$-	$988,927
Beginning of year	44,668	-	-	389,179
Change in unrealized appreciation (depreciation)	$(15,846)	$-	$-	$599,748

Realized and unrealized gains (losses)	$57,516	$-	$-	$859,039
Increase (Decrease) in net assets from operations	$47,767	$205,178	$169,454	$759,485

See notes to Financial Statements.

Regatta NY, Regatta Gold NY, Regatta Extra NY, Sun Life Financial Masters Flex NY, Sun Life Financial Masters Extra NY, Sun Life Financial Masters Access NY, Sun Life Financial Masters Choice NY, Sun Life Financial Masters Reward NY, and Sun Life Financial Masters Select NY Sub-Accounts Included in Sun Life (N.Y.) Variable Account C

Statements of Operations - Year Ended December 31, 2006 - continued

	NWD	RE1	RES	RG1
	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Income and Expenses:
Dividend income	$-	$534	$80,822	$253
Mortality and expense risk charges	(23,706)	(2,028)	(149,523)	(553)
Distribution and administrative expense charges	(2,845)	(243)	(17,943)	(66)
Net investment income (loss)	$(26,551)	$(1,737)	$(86,644)	$(366)

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sales of fund shares	$56,044	$18,960	$(1,398,993)	$7,839
Realized gain distributions	-	-	-	-
Net realized gains (losses)	$56,044	$18,960	$(1,398,993)	$7,839

Net unrealized appreciation (depreciation) on investments:
End of year	$506,192	$19,070	$1,130,933	$5,851
Beginning of year	318,703	26,947	(1,366,201)	11,783
Change in unrealized appreciation (depreciation)	$187,489	$(7,877)	$2,497,134	$(5,932)

Realized and unrealized gains (losses)	$243,533	$11,083	$1,098,141	$1,907
Increase (Decrease) in net assets from operations	$216,982	$9,346	$1,011,497	$1,541

	RGS	RI1	RIS	SG1
	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Income and Expenses:
Dividend income	$14,573	$38,149	$19,978	$-
Mortality and expense risk charges	(28,028)	(73,418)	(20,361)	(15,319)
Distribution and administrative expense charges	(3,363)	(8,810)	(2,443)	(1,838)
Net investment income (loss)	$(16,818)	$(44,079)	$(2,826)	$(17,157)

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sale of fund shares	$90,008	$249,520	$217,768	$44,437
Realized gain distributions	-	232,833	105,292	-
Net realized gains (losses)	$90,008	$482,353	$323,060	$44,437

Net unrealized appreciation (depreciation) on investments:
End of year	$555,138	$1,148,532	$516,701	$111,488
Beginning of year	389,824	458,508	475,239	85,613
Change in unrealized appreciation (depreciation)	$165,314	$690,024	$41,462	$25,875

Realized and unrealized gains (losses)	$255,322	$1,172,377	$364,522	$70,312
Increase (Decrease) in net assets from operations	$238,504	$1,128,298	$361,696	$53,155

See notes to Financial Statements.

Regatta NY, Regatta Gold NY, Regatta Extra NY, Sun Life Financial Masters Flex NY, Sun Life Financial Masters Extra NY, Sun Life Financial Masters Access NY, Sun Life Financial Masters Choice NY, Sun Life Financial Masters Reward NY, and Sun Life Financial Masters Select NY Sub-Accounts Included in Sun Life (N.Y.) Variable Account C

Statements of Operations - Year Ended December 31, 2006 - continued

	SGS	SI1	SIS	SVS
	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Income and Expenses:
Dividend income	$-	$8,372	$104,360	$637
Mortality and expense risk charges	(3,279)	(2,310)	(20,658)	(1,668)
Distribution and administrative expense charges	(393)	(277)	(2,479)	(200)
Net investment income (loss)	$(3,672)	$5,785	$81,223	$(1,231)

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sales of fund shares	$12,056	$218	$(1,762)	$(2,350)
Realized gain distributions	-	1,596	19,009	9,817
Net realized gains (losses)	$12,056	$1,814	$17,247	$7,467

Net unrealized appreciation (depreciation) on investments:
End of year	$35,473	$3,558	$(29,301)	$6,490
Beginning of year	27,022	3,500	(17,637)	2,306
Change in unrealized appreciation (depreciation)	$8,451	$58	$(11,664)	$4,184

Realized and unrealized gains (losses)	$20,507	$1,872	$5,583	$11,651
Increase (Decrease) in net assets from operations	$16,835	$7,657	$86,806	$10,420

	MFJ	TRS	MFE	UTS
	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Income and Expenses:
Dividend income	$1,682,458	$969,750	$16,602	$299,804
Mortality and expense risk charges	(986,052)	(419,612)	(13,730)	(119,727)
Distribution and administrative expense charges	(118,326)	(50,353)	(1,648)	(14,367)
Net investment income (loss)	$578,080	$499,785	$1,224	$165,710

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sale of fund shares	$335,526	$276,608	$35,898	$762,270
Realized gain distributions	2,561,604	1,367,592	-	-
Net realized gains (losses)	$2,897,130	$1,644,200	$35,898	$762,270

Net unrealized appreciation (depreciation) on investments:
End of year	$4,261,196	$4,374,817	$329,252	$4,491,912
Beginning of year	1,329,047	3,076,372	84,063	2,808,515
Change in unrealized appreciation (depreciation)	$2,932,149	$1,298,445	$245,189	$1,683,397

Realized and unrealized gains (losses)	$5,829,279	$2,942,645	$281,087	$2,445,667
Increase (Decrease) in net assets from operations	$6,407,359	$3,442,430	$282,311	$2,611,377

See notes to Financial Statements.

Regatta NY, Regatta Gold NY, Regatta Extra NY, Sun Life Financial Masters Flex NY, Sun Life Financial Masters Extra NY, Sun Life Financial Masters Access NY, Sun Life Financial Masters Choice NY, Sun Life Financial Masters Reward NY, and Sun Life Financial Masters Select NY Sub-Accounts Included in Sun Life (N.Y.) Variable Account C

Statements of Operations - Year Ended December 31, 2006 - continued

	MV1	MVS	OCA	OGG
	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Income and Expenses:
Dividend income	$19,583	$104,047	$2,864	$6,169
Mortality and expense risk charges	(25,410)	(81,690)	(28,044)	(17,847)
Distribution and administrative expense charges	(3,049)	(9,803)	(3,365)	(2,142)
Net investment income (loss)	$(8,876)	$12,554	$(28,545)	$(13,820)

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sales of fund shares	$60,395	$397,763	$50,018	$20,414
Realized gain distributions	56,748	255,037	-	38,202
Net realized gains (losses)	$117,143	$652,800	$50,018	$58,616

Net unrealized appreciation (depreciation) on investments:
End of year	$424,288	$1,943,321	$245,492	$231,075
Beginning of year	242,898	1,462,991	150,677	54,089
Change in unrealized appreciation (depreciation)	$181,390	$480,330	$94,815	$176,986

Realized and unrealized gains (losses)	$298,533	$1,133,130	$144,833	$235,602
Increase (Decrease) in net assets from operations	$289,657	$1,145,684	$116,288	$221,782

	OMG	OMS	PMB	PLD
	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Income and Expenses:
Dividend income	$192,809	$86	$22,836	$1,118,920
Mortality and expense risk charges	(390,263)	(7,694)	(6,795)	(399,308)
Distribution and administrative expense charges	(46,831)	(923)	(815)	(47,917)
Net investment income (loss)	$(244,285)	$(8,531)	$15,226	$671,695

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sale of fund shares	$259,322	$21,242	$1,924	$(54,684)
Realized gain distributions	-	10,850	7,412	-
Net realized gains (losses)	$259,322	$32,092	$9,336	$(54,684)

Net unrealized appreciation (depreciation) on investments:
End of year	$4,491,629	$83,187	$13,955	$(244,928)
Beginning of year	1,099,385	37,835	5,419	(261,552)
Change in unrealized appreciation (depreciation)	$3,392,244	$45,352	$8,536	$16,624

Realized and unrealized gains (losses)	$3,651,566	$77,444	$17,872	$(38,060)
Increase (Decrease) in net assets from operations	$3,407,281	$68,913	$33,098	$633,635
See notes to Financial Statements.

Regatta NY, Regatta Gold NY, Regatta Extra NY, Sun Life Financial Masters Flex NY, Sun Life Financial Masters Extra NY, Sun Life Financial Masters Access NY, Sun Life Financial Masters Choice NY, Sun Life Financial Masters Reward NY, and Sun Life Financial Masters Select NY Sub-Accounts Included in Sun Life (N.Y.) Variable Account C

Statements of Operations - Year Ended December 31, 2006 - continued

	PRR	PTR	PRA	PCR
	Sub-Account	Sub-Account	Sub-Account (j)	Sub-Account (j)
Income and Expenses:
Dividend income	$99,751	$134,936	$2,779	$12,174
Mortality and expense risk charges	(37,713)	(48,175)	(376)	(2,883)
Distribution and administrative expense charges	(4,526)	(5,781)	(45)	(346)
Net investment income (loss)	$57,512	$80,980	$2,358	$8,945

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sales of fund shares	$(60,022)	$(14,563)	$7	$(699)
Realized gain distributions	65,600	19,883	187	1,376
Net realized gains (losses)	$5,578	$5,320	$194	$677

Net unrealized appreciation (depreciation) on investments:
End of year	$(134,516)	$(59,896)	$(1,148)	$(23,220)
Beginning of year	(36,076)	(45,965)	-	-
Change in unrealized appreciation (depreciation)	$(98,440)	$(13,931)	$(1,148)	$(23,220)

Realized and unrealized gains (losses)	$(92,862)	$(8,611)	$(954)	$(22,543)
Increase (Decrease) in net assets from operations	$(35,350)	$72,369	$1,404	$(13,598)

	SSA	LGF	IGB	SRE
	Sub-Account	Sub-Account (i)	Sub-Account	Sub-Account
Income and Expenses:
Dividend income	$1,219	$-	$15,871	$67,289
Mortality and expense risk charges	(778)	(53)	(4,566)	(72,296)
Distribution and administrative expense charges	(93)	(6)	(548)	(8,676)
Net investment income (loss)	$348	$(59)	$10,757	$(13,683)

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sale of fund shares	$136	$2	$(743)	$262,921
Realized gain distributions	333	-	3,178	217,309
Net realized gains (losses)	$469	$2	$2,435	$480,230

Net unrealized appreciation (depreciation) on investments:
End of year	$11,963	$661	$727	$1,148,155
Beginning of year	(1,268)		(1,980)	118,266
Change in unrealized appreciation (depreciation)	$13,231	$661	$2,707	$1,029,889

Realized and unrealized gains (losses)	$13,700	$663	$5,142	$1,510,119
Increase (Decrease) in net assets from operations	$14,048	$604	$15,899	$1,496,436

(i) for the period May 1, 2006 (commencement of operations) through December 31, 2006.
(j) fund available as of October 31, 2005 (commencement of operations), first activity in 2006.

See notes to Financial Statements.

Regatta NY, Regatta Gold NY, Regatta Extra NY, Sun Life Financial Masters Flex NY, Sun Life Financial Masters Extra NY, Sun Life Financial Masters Access NY, Sun Life Financial Masters Choice NY, Sun Life Financial Masters Reward NY, and Sun Life Financial Masters Select NY Sub-Accounts Included in Sun Life (N.Y.) Variable Account C

Statements of Operations - Year Ended December 31, 2006 - continued

	SC3	CMM	WTF
	Sub-Account	Sub-Account	Sub-Account
Income and Expenses:
Dividend income	$9,443	$1,700	$94
Mortality and expense risk charges	(9,857)	(605)	(408)
Distribution and administrative expense charges	(1,183)	(73)	(49)
Net investment income (loss)	$(1,597)	$1,022	$(363)

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sales of fund shares	$68,824	$-	$505
Realized gain distributions	25,566	-	786
Net realized gains (losses)	$94,390	$-	$1,291

Net unrealized appreciation (depreciation) on investments:
End of year	$183,143	$-	$3,845
Beginning of year	90,279	-	735
Change in unrealized appreciation (depreciation)	$92,864	$-	$3,110

Realized and unrealized gains (losses)	$187,254	$-	$4,401
Increase (Decrease) in net assets from operations	$185,657	$1,022	$4,038

See notes to Financial Statements.

Regatta NY, Regatta Gold NY, Regatta Extra NY, Sun Life Financial Masters Flex NY, Sun Life Financial Masters Extra NY, Sun Life Financial Masters Access NY, Sun Life Financial Masters Choice NY, Sun Life Financial Masters Reward NY, and Sun Life Financial Masters Select NY Sub-Accounts Included in Sun Life (N.Y.) Variable Account C

Statements of Changes in Net Assets

		NMT			NNG				NMI				F10			F15
		Sub-Account			Sub-Account				Sub-Account				Sub-Account			Sub-Account
		Year Ended	Year Ended		Year Ended		Year Ended		Year Ended		Year Ended		Year Ended	Year Ended		Year Ended	Year Ended
		December 31,	December 31,		December 31,		December 31,		December 31,		December 31,		December 31,	December 31,		December 31,	December 31,
		2006 (x)	2005		2006 (x)		2005		2006 (x)		2005		2006 (x)	2005		2006 (x)	2005
Operations:
Net investment income (loss)		$(564)	$-		$(604)		$-		$(525)		$-		$4,224	$-		$3,454	$-
Net realized gains (losses)		1,486	-		60		-		1,359		-		4,929	-		10,457	-
Net unrealized gains (losses)		3,044	-		1,204		-		3,952		-		(1,278)	-		64,137	-
Increase (Decrease) in net assets from
operations		$3,966	$-		$660		$-		$4,786		$-		$7,875	$-		$78,048	$-

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received		$37,000	$-		$37,000		$-		$37,000		$-		$121,759	$-		$761,300	$-
Net transfers between Sub-Accounts and
Fixed Account		-	-		-		-		-		-		215,794	-		510,488	-
Withdrawals, surrenders, annuitizations and
contract charges		(3,845)	-		(3,540)		-		(3,799)		-		(99)	-		(5,553)	-
Net accumulation activity		$33,155	$-		$33,460	$			$33,201	$			$337,454	$-		$1,266,235	$-

Annuitization Activity:
Annuitizations		$-	$-		$-		$-		$-		$-		$-	$-		$-	$-
Annuity payments and contract charges		-	-		-		-		-		-		-	-		-	-
Net transfers between Sub-Accounts		-	-		-		-		-		-		-	-		-	-
Adjustments to annuity reserves		-	-		-		-		-		-		-	-		-	-
Net annuitization activity		$-	$-		$-		$-		$-		$-		$-	$-		$-	$-
Increase (Decrease) in net assets from contract
owner transactions		$33,155	$-		$33,460		$-		$33,201		$-		$337,454	$-		$1,266,235	$-

Increase (Decrease) in net assets		$37,121	$-		$34,120		$-		$37,987		$-		$345,329	$-		$1,344,283	$-

Net Assets:
Beginning of year	$		$-	$			$-	$			$-	$		$-	$		$-
End of year		$37,121	$-		$34,120		$-		$37,987		$-		$345,329	$-		$1,344,283	$-

Unit Transactions:
Beginning of year		-	-		-		-		-		-		-	-		-	-
Purchased		3,101	-		3,311		-		2,912		-		11,367	-		71,074	-
Transferred between Sub-Accounts and Fixed
Accumulation Account		-	-		-		-		-		-		19,826	-		48,201	-
Withdrawn, Surrendered and Annuitized		(296)	-		(316)		-		(277)		-		(9)	-		(512)	-
End of year		2,805	-		2,995		-		2,635		-		31,184	-		118,763	-

(x) fund open in prior year, first activity in current year.

See notes to Financial Statements.

Regatta NY, Regatta Gold NY, Regatta Extra NY, Sun Life Financial Masters Flex NY, Sun Life Financial Masters Extra NY, Sun Life Financial Masters Access NY, Sun Life Financial Masters Choice NY, Sun Life Financial Masters Reward NY, and Sun Life Financial Masters Select NY Sub-Accounts Included in Sun Life (N.Y.) Variable Account C

Statements of Changes in Net Assets - continued

	F20		FMS		TDM		FTG		FTI
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2006 (x)	2005	2006	2005	2006 (x)	2005	2006	2005	2006	2005
Operations:
Net investment income (loss)	$1,252	$-	$(7,017)	$(3,089)	$(2,555)	$-	$(2,734)	$(467)	$(113,517)	$(68,735)
Net realized gains (losses)	5,401	-	50,743	9,854	53,145	-	19,981	1,084	482,053	201,585
Net unrealized gains (losses)	30,180	-	130,256	29,176	40,067	-	77,660	8,978	3,942,782	894,565
Increase (Decrease) in net assets from
operations	$36,833	$-	$173,982	$35,941	$90,657	$-	$94,907	$9,595	$4,311,318	$1,027,415

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$282,979	$-	$868,081	$257,231	$206,113	$-	$503,933	$119,190	$13,459,852	$7,410,537
Net transfers between Sub-Accounts and
Fixed Account	191,263	-	452,589	86,720	42,367	-	209,735	21,063	1,756,893	884,605
Withdrawals, surrenders, annuitizations and
contract charges	(1,901)	-	(77,379)	(7,683)	(969)	-	(10,073)	(9,641)	(797,092)	(331,911)
Net accumulation activity	$472,341	$-	$1,243,291	$336,268	$247,511	$-	$703,595	$130,612	$14,419,653	$7,963,231

Annuitization Activity:
Annuitizations	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Annuity payments and contract charges	-	-	-	-	-	-	-	-	-	-
Net transfers between Sub-Accounts
Adjustments to annuity reserves	-	-	-	-	-	-	-	-	-	-
Net annuitization activity	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Increase (Decrease) in net assets from contract
owner transactions	$472,341	$-	$1,243,291	$336,268	$247,511	$-	$703,595	$130,612	$14,419,653	$7,963,231

Increase (Decrease) in net assets	$509,174	$-	$1,417,273	$372,209	$338,168	$-	$798,502	$140,207	$18,730,971	$8,990,646

Net Assets:
Beginning of year	$-	$-	$512,537	$140,328	$-	$-	$160,657	$20,450	$15,071,971	$6,081,325
End of year	$509,174	$-	$1,929,810	$512,537	$338,168	$-	$959,159	$160,657	$33,802,942	$15,071,971

Unit Transactions:
Beginning of year			36,128	10,733	-	-	9,583	1,307	1,001,875	427,612
Purchased	26,604	-	57,206	19,605	16,428	-	27,808	7,570	824,309	538,335
Transferred between Sub-Accounts and Fixed
Accumulation Account	18,086	-	30,126	6,360	7,627	-	11,492	1,320	108,779	65,064
Withdrawn, Surrendered and Annuitized	(175)	-	(5,413)	(570)	(75)	-	(551)	(614)	(55,194)	(29,136)
End of year	44,515	-	118,047	36,128	23,980	-	48,332	9,583	1,879,769	1,001,875

(x) fund open in prior year, first activity in current year.

See notes to Financial Statements.

Regatta NY, Regatta Gold NY, Regatta Extra NY, Sun Life Financial Masters Flex NY, Sun Life Financial Masters Extra NY, Sun Life Financial Masters Access NY, Sun Life Financial Masters Choice NY, Sun Life Financial Masters Reward NY, and Sun Life Financial Masters Select NY Sub-Accounts Included in Sun Life (N.Y.) Variable Account C

Statements of Changes in Net Assets - continued

	FVS		LAV		LA1		LA9		LA2
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2006	2005	2006	2005	2006	2005	2006	2005	2006	2005
Operations:
Net investment income (loss)	$(10,148)	$(3,323)	$(7,054)	$(1,526)	$(8,093)	$(40,875)	$(49,507)	$(19,801)	$(32,017)	$(18,155)
Net realized gains (losses)	52,254	14,958	98,213	1,817	880,746	864,515	98,965	30,575	427,186	214,556
Net unrealized gains (losses)	68,992	11,775	42,326	4,287	1,508,768	(538,393)	145,240	52,756	29,622	(84,001)
Increase (Decrease) in net assets from
operations	$111,098	$23,410	$133,485	$4,578	$2,381,421	$285,247	$194,698	$63,530	$424,791	$112,400

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$803,615	$88,887	$1,289,645	$11,715	$8,348,592	$4,858,635	$2,210,399	$911,917	$2,415,066	$865,491
Net transfers between Sub-Accounts and
Fixed Account	313,003	45,502	1,085,811	20,135	1,529,556	(18,607)	426,392	262,097	468,114	(375,460)
Withdrawals, surrenders, annuitizations and
contract charges	(42,971)	(18,744)	(500,099)	(46,688)	(630,659)	(376,560)	(122,291)	(20,638)	(103,104)	(50,154)
Net accumulation activity	$1,073,647	$115,645	$1,875,357	$(14,838)	$9,247,489	$4,463,468	$2,514,500	$1,153,376	$2,780,076	$439,877

Annuitization Activity:
Annuitizations	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Annuity payments and contract charges	-	-	-	-	-	-	-	-	-	-
Net transfers between Sub-Accounts	-	-	-	-	-	-	-	-	-	-
Adjustments to annuity reserves	-	-	-	-	-	-	-	-	-	-
Net annuitization activity	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Increase (Decrease) in net assets from contract
owner transactions	$1,073,647	$115,645	$1,875,357	$(14,838)	$9,247,489	$4,463,468	$2,514,500	$1,153,376	$2,780,076	$439,877

Increase (Decrease) in net assets	$1,184,745	$139,055	$2,008,842	$(10,260)	$11,628,910	$4,748,715	$2,709,198	$1,216,906	$3,204,867	$552,277

Net Assets:
Beginning of year	$373,043	$233,988	$100,042	$110,302	$11,598,746	$6,850,031	$1,830,266	$613,360	$2,020,469	$1,468,192
End of year	$1,557,788	$373,043	$2,108,884	$100,042	$23,227,656	$11,598,746	$4,539,464	$1,830,266	$5,225,336	$2,020,469

Unit Transactions:
Beginning of year	22,483	15,053	8,046	9,342	879,242	512,793	159,566	55,012	133,865	101,211
Purchased	44,894	5,625	96,893	1,008	592,746	391,263	188,658	83,404	153,074	60,576
Transferred between Sub-Accounts and Fixed
Accumulation Account	18,637	2,963	82,083	1,729	109,804	8,362	36,822	23,901	30,541	(24,036)
Withdrawn, Surrendered and Annuitized	(2,346)	(1,158)	(36,321)	(4,033)	(49,044)	(33,176)	(11,518)	(2,751)	(6,615)	(3,886)
End of year	83,668	22,483	150,701	8,046	1,532,748	879,242	373,528	159,566	310,865	133,865

See notes to Financial Statements.

Regatta NY, Regatta Gold NY, Regatta Extra NY, Sun Life Financial Masters Flex NY, Sun Life Financial Masters Extra NY, Sun Life Financial Masters Access NY, Sun Life Financial Masters Choice NY, Sun Life Financial Masters Reward NY, and Sun Life Financial Masters Select NY Sub-Accounts Included in Sun Life (N.Y.) Variable Account C

Statements of Changes in Net Assets - continued

	MF7		BDS		MFD		CAS		CO1
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2006	2005	2006	2005	2006	2005	2006	2005	2006	2005
Operations:
Net investment income (loss)	$24,014	$21,509	$104,223	$116,814	$(2,932)	$(2,163)	$(197,909)	$(148,028)	$(1,025)	$(428)
Net realized gains (losses)	(3,732)	8,016	(37,128)	41,016	8,044	6,950	(907,657)	(2,429,197)	301	12,809
Net unrealized gains (losses)	(6,238)	(30,504)	12,308	(151,317)	5,421	(6,086)	1,837,928	2,725,734	10,330	(11,936)
Increase (Decrease) in net assets from
operations	$14,044	$(979)	$79,403	$6,513	$10,533	$(1,299)	$732,362	$148,509	$9,606	$445

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$255	$24,595	$538	$8,622	$28	$(1)	$28,009	$118,259	$14,999	$27,453
Net transfers between Sub-Accounts and
Fixed Account	14,248	(16,746)	140,939	121,267	1,627	14,507	(558,294)	3,632,146	27,679	(52,200)
Withdrawals, surrenders, annuitizations and
contract charges	(29,374)	(2,985)	(469,756)	(464,374)	(1,664)	(2,309)	(4,425,357)	(3,914,590)	(46)	(11)
Net accumulation activity	$(14,871)	$4,864	$(328,279)	$(334,485)	$(9)	$12,197	$(4,955,642)	$(164,185)	$42,632	$(24,758)

Annuitization Activity:
Annuitizations	$-	$-	$-	$-	$-	$-	$4,346	$18,592	$-	$-
Annuity payments and contract charges							(6,876)	(4,095)
Net transfers between Sub-Accounts
Adjustments to annuity reserves	-	-	(57)	(19)	-	-	(4,961)	(480)	-	-
Net annuitization activity	$-	$-	$(57)	$(19)	$-	$-	$(7,491)	$14,017	$-	$-
Increase (Decrease) in net assets from contract
owner transactions	$(14,871)	$4,864	$(328,336)	$(334,504)	$(9)	$12,197	$(4,963,133)	$(150,168)	$42,632	$(24,758)

Increase (Decrease) in net assets	$(827)	$3,885	$(248,933)	$(327,991)	$10,524	$10,898	$(4,230,771)	$(1,659)	$52,238	$(24,313)

Net Assets:
Beginning of year	$541,384	$537,499	$2,282,719	$2,610,710	$192,046	$181,148	$19,137,284	$19,138,943	$44,845	$69,158
End of year	$540,557	$541,384	$2,033,786	$2,282,719	$202,570	$192,046	$14,906,513	$19,137,284	$97,083	$44,845

Unit Transactions:
Beginning of year	47,319	46,528	163,530	187,739	18,561	17,339	1,225,268	1,218,785	3,422	6,354
Purchased	21	2,305	33	554			1,707	7,324	1,197	2,118
Transferred between Sub-Accounts and Fixed
Accumulation Account	1,367	(1,264)	10,062	8,700	358	1,444	(38,261)	250,668	2,295	(5,049)
Withdrawn, Surrendered and Annuitized	(2,483)	(250)	(33,192)	(33,463)	(168)	(222)	(279,365)	(251,509)	(4)	(1)
End of year	46,224	47,319	140,433	163,530	18,751	18,561	909,349	1,225,268	6,910	3,422

See notes to Financial Statements.

Regatta NY, Regatta Gold NY, Regatta Extra NY, Sun Life Financial Masters Flex NY, Sun Life Financial Masters Extra NY, Sun Life Financial Masters Access NY, Sun Life Financial Masters Choice NY, Sun Life Financial Masters Reward NY, and Sun Life Financial Masters Select NY Sub-Accounts Included in Sun Life (N.Y.) Variable Account C

Statements of Changes in Net Assets - continued

	COS		MFF		EGS		EM1		EME
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2006	2005	2006	2005	2006	2005	2006	2005	2006	2005
Operations:
Net investment income (loss)	$(19,990)	$(11,990)	$(7,234)	$(3,091)	$(117,060)	$(134,313)	$(4,560)	$(1,033)	$(3,264)	$(6,469)
Net realized gains (losses)	(9,935)	(287,365)	17,407	3,371	(1,489,575)	(2,670,559)	130,694	7,819	414,180	122,810
Net unrealized gains (losses)	303,631	290,738	62,023	18,774	2,112,251	3,466,946	12,735	24,647	(45,153)	181,524
Increase (Decrease) in net assets from
operations	$273,706	$(8,617)	$72,196	$19,054	$505,616	$662,074	$138,869	$31,433	$365,763	$297,865

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$1,162	$17,814	$462,750	$94,566	$17,890	$34,415	$191,061	$8	$7,085	$104,506
Net transfers between Sub-Accounts and
Fixed Account	(115,130)	(337,959)	15,801	33,079	(409,858)	(609,331)	233,647	17,129	(137,527)	554,675
Withdrawals, surrenders, annuitizations and
contract charges	(399,395)	(595,416)	(10,780)	(8,478)	(1,703,318)	(1,723,972)	(75,291)	(7)	(104,603)	(193,374)
Net accumulation activity	$(513,363)	$(915,561)	$467,771	$119,167	$(2,095,286)	$(2,298,888)	$349,417	$17,130	$(235,045)	$465,807

Annuitization Activity:
Annuitizations	$-	$-	$-	$-	$5,039	$	$-	$-	$-	$-
Annuity payments and contract charges					(9,091)	(8,304)			(2,405)	(1,827)
Net transfers between Sub-Accounts
Adjustments to annuity reserves	-	-	-	-	(1,209)	(1,149)	-	-	(470)	(226)
Net annuitization activity	$-	$-	$-	$-	$(5,261)	$(9,453)	$-	$-	$(2,875)	$(2,053)
Increase (Decrease) in net assets from contract
owner transactions	$(513,363)	$(915,561)	$467,771	$119,167	$(2,100,547)	$(2,308,341)	$349,417	$17,130	$(237,920)	$463,754

Increase (Decrease) in net assets	$(239,657)	$(924,178)	$539,967	$138,221	$(1,594,931)	$(1,646,267)	$488,286	$48,563	$127,843	$761,619

Net Assets:
Beginning of year	$2,447,558	$3,371,736	$262,983	$124,762	$9,280,671	$10,926,938	$141,368	$92,805	$1,453,126	$691,507
End of year	$2,207,901	$2,447,558	$802,950	$262,983	$7,685,740	$9,280,671	$629,654	$141,368	$1,580,969	$1,453,126

Unit Transactions:
Beginning of year	184,033	254,152	21,068	10,936	610,176	773,079	6,181	5,451	84,999	53,476
Purchased	97	1,314	38,510	8,076	1,156	2,426	14,996		386	6,720
Transferred between Sub-Accounts and Fixed
Accumulation Account	(8,355)	(25,923)	1,351	2,732	(26,481)	(43,640)	20,664	730	(8,014)	38,883
Withdrawn, Surrendered and Annuitized	(28,527)	(45,510)	(726)	(676)	(111,031)	(121,689)	(3,281)	-	(5,604)	(14,080)
End of year	147,248	184,033	60,203	21,068	473,820	610,176	38,560	6,181	71,767	84,999
See notes to Financial Statements.

Regatta NY, Regatta Gold NY, Regatta Extra NY, Sun Life Financial Masters Flex NY, Sun Life Financial Masters Extra NY, Sun Life Financial Masters Access NY, Sun Life Financial Masters Choice NY, Sun Life Financial Masters Reward NY, and Sun Life Financial Masters Select NY Sub-Accounts Included in Sun Life (N.Y.) Variable Account C

Statements of Changes in Net Assets - continued

	GG1		GGS		GG2		GGR		GT2
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2006	2005	2006	2005	2006	2005	2006	2005	2006	2005
Operations:
Net investment income (loss)	$(222)	$522	$(15,511)	$137,714	$(1,213)	$(840)	$(50,253)	$(59,553)	$(2,479)	$7,035
Net realized gains (losses)	(763)	144	(18,700)	17,025	1,978	1,889	341,269	(183,224)	30,732	27,224
Net unrealized gains (losses)	1,668	(1,302)	73,080	(292,977)	11,053	3,936	615,885	756,932	15,499	(27,420)
Increase (Decrease) in net assets from
operations	$683	$(636)	$38,869	$(138,238)	$11,818	$4,985	$906,901	$514,155	$43,752	$6,839

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$(1)	$	$2,962	$21,487	$3,600	$10,800	$20,549	$48,043	$	$
Net transfers between Sub-Accounts and
Fixed Account	22,861	(4,759)	(25,689)	33,536	17,081	6,265	171,135	(94,105)	15,628	12,328
Withdrawals, surrenders, annuitizations and
contract charges	(1)	(4)	(233,788)	(354,533)	(24)	(3,826)	(1,424,751)	(1,273,138)	(13,658)	(13,172)
Net accumulation activity	$22,859	$(4,763)	$(256,515)	$(299,510)	$20,657	$13,239	$(1,233,067)	$(1,319,200)	$1,970	$(844)

Annuitization Activity:
Annuitizations	$-	$-	$-	$-	$-	$-	$1,368	$8,883	$-	$-
Annuity payments and contract charges	-	-	-	-	-	-	(7,046)	(5,656)	-	-
Net transfers between Sub-Accounts
Adjustments to annuity reserves	-	-	(21)	33	-	-	(1,946)	(1,198)	-	-
Net annuitization activity	$-	$-	$(21)	$33	$-	$-	$(7,624)	$2,029	$	$
Increase (Decrease) in net assets from contract
owner transactions	$22,859	$(4,763)	$(256,536)	$(299,477)	$20,657	$13,239	$(1,240,691)	$(1,317,171)	$1,970	$(844)

Increase (Decrease) in net assets	$23,542	$(5,399)	$(217,667)	$(437,715)	$32,475	$18,224	$(333,790)	$(803,016)	$45,722	$5,995

Net Assets:
Beginning of year	$5,888	$11,287	$1,283,646	$1,721,361	$63,039	$44,815	$6,475,959	$7,278,975	$297,996	$292,001
End of year	$29,430	$5,888	$1,065,979	$1,283,646	$95,514	$63,039	$6,142,169	$6,475,959	$343,718	$297,996

Unit Transactions:
Beginning of year	441	770	81,491	100,431	4,395	3,372	304,648	374,143	20,792	20,779
Purchased			171	1,366	227	770	833	2,349
Transferred between Sub-Accounts and Fixed
Accumulation Account	1,697	(329)	(1,804)	1,968	1,001	527	7,178	(5,946)	914	953
Withdrawn, Surrendered and Annuitized	-	-	(15,049)	(22,274)	(2)	(274)	(63,029)	(65,898)	(887)	(940)
End of year	2,138	441	64,809	81,491	5,621	4,395	249,630	304,648	20,819	20,792

See notes to Financial Statements.

Regatta NY, Regatta Gold NY, Regatta Extra NY, Sun Life Financial Masters Flex NY, Sun Life Financial Masters Extra NY, Sun Life Financial Masters Access NY, Sun Life Financial Masters Choice NY, Sun Life Financial Masters Reward NY, and Sun Life Financial Masters Select NY Sub-Accounts Included in Sun Life (N.Y.) Variable Account C

Statements of Changes in Net Assets - continued

	GTR		MFK		GSS		MFC		HYS
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2006	2005	2006	2005	2006	2005	2006	2005	2006	2005
Operations:
Net investment income (loss)	$(20,423)	$149,738	$304,708	$173,262	$238,994	$283,606	$182,086	$113,528	$405,700	$556,552
Net realized gains (losses)	539,393	552,585	(81,923)	(23,203)	(176,568)	(77,768)	(22,685)	179	70,026	(33,766)
Net unrealized gains (losses)	155,099	(584,182)	28,402	(139,278)	63,100	(129,105)	119,736	(103,176)	9,233	(490,459)
Increase (Decrease) in net assets from
operations	$674,069	$118,141	$251,187	$10,781	$125,526	$76,733	$279,137	$10,531	$484,959	$32,327

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$675	$51,916	$5,115,430	$3,265,060	$1,021	$45,584	$1,360,315	$963,928	$57,012	$34,456
Net transfers between Sub-Accounts and
Fixed Account	116,812	290,607	1,740,061	782,763	(181,596)	(594,865)	426,622	210,558	63,453	(806,815)
Withdrawals, surrenders, annuitizations and
contract charges	(896,387)	(1,081,568)	(557,578)	(504,399)	(1,607,735)	(1,480,448)	(148,357)	(152,679)	(1,574,918)	(1,976,848)
Net accumulation activity	$(778,900)	$(739,045)	$6,297,913	$3,543,424	$(1,788,310)	$(2,029,729)	$1,638,580	$1,021,807	$(1,454,453)	$(2,749,207)

Annuitization Activity:
Annuitizations	$3,874	$-	$-	$-	$-	$5,516	$-	$-	$-	$-
Annuity payments and contract charges	(13,449)	(12,605)	-	-	(6,514)	(6,494)	-	-	(1,226)	(1,211)
Net transfers between Sub-Accounts
Adjustments to annuity reserves	(2,296)	(1,630)	-	-	(679)	(642)	-	-	(268)	(97)
Net annuitization activity	$(11,871)	$(14,235)	$-	$-	$(7,193)	$(1,620)	$-	$-	$(1,494)	$(1,308)
Increase (Decrease) in net assets from contract
owner transactions	$(790,771)	$(753,280)	$6,297,913	$3,543,424	$(1,795,503)	$(2,031,349)	$1,638,580	$1,021,807	$(1,455,947)	$(2,750,515)

Increase (Decrease) in net assets	$(116,702)	$(635,139)	$6,549,100	$3,554,205	$(1,669,977)	$(1,954,616)	$1,917,717	$1,032,338	$(970,988)	$(2,718,188)

Net Assets:
Beginning of year	$4,797,953	$5,433,092	$9,243,056	$5,688,851	$7,297,597	$9,252,213	$2,467,430	$1,435,092	$6,386,367	$9,104,555
End of year	$4,681,251	$4,797,953	$15,792,156	$9,243,056	$5,627,620	$7,297,597	$4,385,147	$2,467,430	$5,415,379	$6,386,367

Unit Transactions:
Beginning of year	237,423	275,475	899,358	551,828	462,759	593,930	203,374	115,049	410,540	587,434
Purchased	32	2,645	505,623	322,714	68	2,789	114,253	83,403	3,314	2,144
Transferred between Sub-Accounts and Fixed
Accumulation Account	4,816	15,270	170,618	76,949	(11,817)	(39,530)	35,904	18,500	3,498	(53,519)
Withdrawn, Surrendered and Annuitized	(42,449)	(55,967)	(58,578)	(52,133)	(102,779)	(94,430)	(13,936)	(13,578)	(97,408)	(125,519)
End of year	199,822	237,423	1,517,021	899,358	348,231	462,759	339,595	203,374	319,944	410,540

See notes to Financial Statements.

Regatta NY, Regatta Gold NY, Regatta Extra NY, Sun Life Financial Masters Flex NY, Sun Life Financial Masters Extra NY, Sun Life Financial Masters Access NY, Sun Life Financial Masters Choice NY, Sun Life Financial Masters Reward NY, and Sun Life Financial Masters Select NY Sub-Accounts Included in Sun Life (N.Y.) Variable Account C

Statements of Changes in Net Assets - continued

	IG1		IGS		MI1		MI1		M1B
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2006	2005	2006	2005	2006	2005	2006	2005	2006	2005
Operations:
Net investment income (loss)	$(1,222)	$(456)	$(12,817)	$(6,380)	$(1,478)	$(683)	$(6,816)	$(8,132)	$(13,443)	$(10,863)
Net realized gains (losses)	11,104	1,650	273,233	82,929	29,392	18,313	583,221	161,993	18,370	11,993
Net unrealized gains (losses)	13,416	5,934	165,992	138,079	18,963	(4,566)	344,163	251,736	40,096	16,071
Increase (Decrease) in net assets from
operations	$23,298	$7,128	$426,408	$214,628	$46,877	$13,064	$920,568	$405,597	$45,023	$17,201

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$15	$	$325	$5,418	$15	$	$(22)	$450	$49,885	$47,172
Net transfers between Sub-Accounts and
Fixed Account	64,311	(2,764)	317,981	64,938	112,897	(6,258)	287,046	596,507	48,271	(42,671)
Withdrawals, surrenders, annuitizations and
contract charges	(3,924)	(297)	(350,882)	(242,332)	(8,594)	(2,477)	(329,635)	(423,887)	(16,942)	(17,827)
Net accumulation activity	$60,402	$(3,061)	$(32,576)	$(171,976)	$104,318	$(8,735)	$(42,611)	$173,070	$81,214	$(13,326)

Annuitization Activity:
Annuitizations	$-	$-	$-	$-	$-	$-	$2,444	$-	$-	$-
Annuity payments and contract charges	-	-	(4,654)	(3,875)	-	-	(10,942)	(8,816)	-	-
Net transfers between Sub-Accounts
Adjustments to annuity reserves	-	-	(576)	(549)	-	-	(1,796)	(1,020)	-	-
Net annuitization activity	$-	$-	$(5,230)	$(4,424)	$-	$-	$(10,294)	$(9,836)	$-	$-
Increase (Decrease) in net assets from contract
owner transactions	$60,402	$(3,061)	$(37,806)	$(176,400)	$104,318	$(8,735)	$(52,905)	$163,234	$81,214	$(13,326)

Increase (Decrease) in net assets	$83,700	$4,067	$388,602	$38,228	$151,195	$4,329	$867,663	$568,831	$126,237	$3,875

Net Assets:
Beginning of year	$61,815	$57,748	$1,769,881	$1,731,653	$119,127	$114,798	$3,341,909	$2,773,078	$744,927	$741,052
End of year	$145,515	$61,815	$2,158,483	$1,769,881	$270,322	$119,127	$4,209,572	$3,341,909	$871,164	$744,927

Unit Transactions:
Beginning of year	3,758	3,964	113,047	125,684	6,616	7,212	155,225	145,667	64,029	65,643
Purchased	-	-	10	358	-	-	-	24	4,173	3,949
Transferred between Sub-Accounts and Fixed
Accumulation Account	3,623	(186)	19,560	5,034	5,639	(459)	11,785	31,046	3,888	(3,966)
Withdrawn, Surrendered and Annuitized	(220)	(20)	(21,540)	(18,029)	(423)	(137)	(13,270)	(21,512)	(1,453)	(1,597)
End of year	7,161	3,758	111,077	113,047	11,832	6,616	153,740	155,225	70,637	64,029

See notes to Financial Statements.

Regatta NY, Regatta Gold NY, Regatta Extra NY, Sun Life Financial Masters Flex NY, Sun Life Financial Masters Extra NY, Sun Life Financial Masters Access NY, Sun Life Financial Masters Choice NY, Sun Life Financial Masters Reward NY, and Sun Life Financial Masters Select NY Sub-Accounts Included in Sun Life (N.Y.) Variable Account C

Statements of Changes in Net Assets - continued

	MIS		MFL		MIT		MC1		MCV
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2006	2005	2006	2005	2006	2005	2006	2005	2006	2005
Operations:
Net investment income (loss)	$(55,058)	$(42,973)	$(131,517)	$(40,765)	$(135,691)	$(116,277)	$(7,195)	$(7,499)	$(9,749)	$(8,456)
Net realized gains (losses)	(57,933)	(239,329)	108,469	16,481	(806,574)	(1,994,760)	9,635	16,804	73,362	71,433
Net unrealized gains (losses)	352,414	413,182	1,399,733	337,268	3,687,926	3,789,701	1,155	(7,901)	(15,846)	(40,119)
Increase (Decrease) in net assets from
perations	$239,423	$130,880	$1,376,685	$312,984	$2,745,661	$1,678,664	$3,595	$1,404	$47,767	$22,858

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$9,218	$30,679	$7,755,327	$3,897,969	$160,053	$112,016	$10,797	$3,075	$14,393	$13,870
Net transfers between Sub-Accounts and
Fixed Account	(140,501)	(262,221)	1,531,639	2,527,607	(270,465)	(714,766)	19,408	(42,621)	90,862	(44,281)
Withdrawals, surrenders, annuitizations and
contract charges	(754,365)	(722,856)	(371,245)	(87,348)	(5,532,397)	(5,766,231)	(15,452)	(39,926)	(21,837)	(36,501)
Net accumulation activity	$(885,648)	$(954,398)	$8,915,721	$6,338,228	$(5,642,809)	$(6,368,981)	$14,753	$(79,472)	$83,418	$(66,912)

Annuitization Activity:
Annuitizations	$-	$-	$-	$-	$1,613	$18,488	$-	$-	$-	$-
Annuity payments and contract charges	(10,610)	(10,337)			(42,163)	(38,736)	-	-	-	-
Net transfers between Sub-Accounts
Adjustments to annuity reserves	(1,586)	(1,298)	-	-	(60,356)	(11,239)	-	-	-	-
Net annuitization activity	$(12,196)	$(11,635)	$-	$-	$(100,906)	$(31,487)	$-	$-	$-	$-
Increase (Decrease) in net assets from contract
owner transactions	$(897,844)	$(966,033)	$8,915,721	$6,338,228	$(5,743,715)	$(6,400,468)	$14,753	$(79,472)	$83,418	$(66,912)

Increase (Decrease) in net assets	$(658,421)	$(835,153)	$10,292,406	$6,651,212	$(2,998,054)	$(4,721,804)	$18,348	$(78,068)	$131,185	$(44,054)

Net Assets:
Beginning of year	$4,661,601	$5,496,754	$7,009,985	$358,773	$26,911,091	$31,632,895	$392,453	$470,521	$450,271	$494,325
End of year	$4,003,180	$4,661,601	$17,302,391	$7,009,985	$23,913,037	$26,911,091	$410,801	$392,453	$581,456	$450,271

Unit Transactions:
Beginning of year	555,446	674,360	544,820	31,545	1,453,559	1,820,277	28,801	35,363	28,705	33,452
Purchased	1,097	3,900	580,457	320,431	8,987	5,530	775	227	892	937
Transferred between Sub-Accounts and Fixed
Accumulation Account	(17,121)	(32,832)	116,017	202,044	(16,982)	(47,118)	1,956	(3,848)	6,370	(3,229)
Withdrawn, Surrendered and Annuitized	(90,402)	(89,982)	(31,680)	(9,200)	(289,824)	(325,130)	(1,047)	(2,941)	(1,387)	(2,455)
End of year	449,020	555,446	1,209,614	544,820	1,155,740	1,453,559	30,485	28,801	34,580	28,705

See notes to Financial Statements.

Regatta NY, Regatta Gold NY, Regatta Extra NY, Sun Life Financial Masters Flex NY, Sun Life Financial Masters Extra NY, Sun Life Financial Masters Access NY, Sun Life Financial Masters Choice NY, Sun Life Financial Masters Reward NY, and Sun Life Financial Masters Select NY Sub-Accounts Included in Sun Life (N.Y.) Variable Account C

Statements of Changes in Net Assets - continued

	MM1		MMS		M1A		M10		RE1
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2006	2005	2006	2005	2006	2005	2006	2005	2006	2005
Operations:
Net investment income (loss)	$205,178	$37,032	$169,454	$82,244	$(99,554)	$(43,227)	$(26,551)	$(31,803)	$(1,737)	$(1,364)
Net realized gains (losses)					259,291	13,734	56,044	14,379	18,960	669
Net unrealized gains (losses)	-	-	-	(4)	599,748	233,890	187,489	62,731	(7,877)	6,817
Increase (Decrease) in net assets from
operations	$205,178	$37,032	$169,454	$82,240	$759,485	$204,397	$216,982	$45,307	$9,346	$6,122

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$4,176,178	$2,473,139	$13,077	$850,688	$3,499,300	$1,831,039	$4,323	$18,072	$39,074	$
Net transfers between Sub-Accounts and
Fixed Account	725,988	709,470	2,320,024	1,164,586	495,331	391,318	(1,134)	(584,511)	23,160	21,485
Withdrawals, surrenders, annuitizations and
contract charges	(1,545,547)	(936,152)	(3,491,557)	(3,948,123)	(196,746)	(58,401)	(213,818)	(374,128)	(40,181)	(1,158)
Net accumulation activity	$3,356,619	$2,246,457	$(1,158,456)	$(1,932,849)	$3,797,885	$2,163,956	$(210,629)	$(940,567)	$22,053	$20,327

Annuitization Activity:
Annuitizations	$-	$-	$-	$-	$-	$-	$3,903	$-	$-	$-
Annuity payments and contract charges			(23,619)	(23,797)			(1,659)	(1,523)
Net transfers between Sub-Accounts
Adjustments to annuity reserves	-	-	(2,640)	(2,071)	-	-	(749)	(515)	-	-
Net annuitization activity	$-	$-	$(26,259)	$(25,868)	$-	$-	$1,495	$(2,038)	$-	$-
Increase (Decrease) in net assets from contract
owner transactions	$3,356,619	$2,246,457	$(1,184,715)	$(1,958,717)	$3,797,885	$2,163,956	$(209,134)	$(942,605)	$22,053	$20,327

Increase (Decrease) in net assets	$3,561,797	$2,283,489	$(1,015,261)	$(1,876,477)	$4,557,370	$2,368,353	$7,848	$(897,298)	$31,399	$26,449

Net Assets:
Beginning of year	$6,032,904	$3,749,415	$5,662,703	$7,539,180	$3,866,178	$1,497,825	$1,998,705	$2,896,003	$127,473	$101,024
End of year	$9,594,701	$6,032,904	$4,647,442	$5,662,703	$8,423,548	$3,866,178	$2,006,553	$1,998,705	$158,872	$127,473

Unit Transactions:
Beginning of year	612,159	384,369	455,219	611,796	308,542	124,003	137,801	208,136	10,280	8,838
Purchased	420,947	253,894	1,086	33,025	261,590	157,851	287	1,338	2,653
Transferred between Sub-Accounts and Fixed
Accumulation Account	70,768	72,019	142,740	47,914	45,604	33,407	(439)	(43,812)	1,283	1,527
Withdrawn, Surrendered and Annuitized	(156,247)	(98,123)	(234,616)	(237,516)	(16,779)	(6,719)	(14,064)	(27,861)	(3,338)	(85)
End of year	947,627	612,159	364,429	455,219	598,957	308,542	123,585	137,801	10,878	10,280

See notes to Financial Statements.

Regatta NY, Regatta Gold NY, Regatta Extra NY, Sun Life Financial Masters Flex NY, Sun Life Financial Masters Extra NY, Sun Life Financial Masters Access NY, Sun Life Financial Masters Choice NY, Sun Life Financial Masters Reward NY, and Sun Life Financial Masters Select NY Sub-Accounts Included in Sun Life (N.Y.) Variable Account C

Statements of Changes in Net Assets - continued

	RES		RG1		RGS		RI1		RIS
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2006	2005	2006	2005	2006	2005	2006	2005	2006	2005
Operations:
Net investment income (loss)	$(86,644)	$(115,367)	$(366)	$(426)	$(16,818)	$(17,876)	$(44,079)	$(23,547)	$(2,826)	$(8,884)
Net realized gains (losses)	(1,398,993)	(1,923,661)	7,839	561	90,008	15,989	482,353	77,756	323,060	61,375
Net unrealized gains (losses)	2,497,134	2,904,988	(5,932)	1,823	165,314	122,500	690,024	263,818	41,462	158,264
Increase (Decrease) in net assets from
operations	$1,011,497	$865,960	$1,541	$1,958	$238,504	$120,613	$1,128,298	$318,027	$361,696	$210,755

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$19,651	$49,930	$	$	$49,012	$18,724	$3,255,064	$1,087,595	$2,083	$2,092
Net transfers between Sub-Accounts and
Fixed Account	(393,775)	(402,080)	21,598	(130)	(34,840)	120,609	830,511	77,027	50,626	266,876
Withdrawals, surrenders, annuitizations and
contract charges	(2,772,840)	(2,604,053)	(30,867)	(1,054)	(708,627)	(557,008)	(658,206)	(37,224)	(233,507)	(244,709)
Net accumulation activity	$(3,146,964)	$(2,956,203)	$(9,269)	$(1,184)	$(694,455)	$(417,675)	$3,427,369	$1,127,398	$(180,798)	$24,259

Annuitization Activity:
Annuitizations	$4,976	$-	$-	$-	$-	$	$-	$-	$-	$-
Annuity payments and contract charges	(1,189)	(936)			(1,063)	(1,011)
Net transfers between Sub-Accounts
Adjustments to annuity reserves	(43)	33	-	-	114	23	-	-	-	-
Net annuitization activity	$3,744	$(903)	$-	$-	$(949)	$(988)	$-	$-	$-	$-
Increase (Decrease) in net assets from contract
owner transactions	$(3,143,220)	$(2,957,106)	$(9,269)	$(1,184)	$(695,404)	$(418,663)	$3,427,369	$1,127,398	$(180,798)	$24,259

Increase (Decrease) in net assets	$(2,131,723)	$(2,091,146)	$(7,728)	$774	$(456,900)	$(298,050)	$4,555,667	$1,445,425	$180,898	$235,014

Net Assets:
Beginning of year	$13,288,164	$15,379,310	$41,298	$40,524	$2,507,227	$2,805,277	$2,823,350	$1,377,925	$1,528,297	$1,293,283
End of year	$11,156,441	$13,288,164	$33,570	$41,298	$2,050,327	$2,507,227	$7,379,017	$2,823,350	$1,709,195	$1,528,297

Unit Transactions:
Beginning of year	824,261	1,015,710	3,460	3,559	174,420	204,453	171,687	93,242	97,912	95,205
Purchased	1,216	3,177			3,399	1,402	172,483	75,297	124	157
Transferred between Sub-Accounts and Fixed
Accumulation Account	(24,213)	(26,461)	1,753	(11)	(2,739)	8,756	46,738	5,625	2,276	19,464
Withdrawn, Surrendered and Annuitized	(166,971)	(168,165)	(2,683)	(88)	(48,119)	(40,191)	(32,991)	(2,477)	(13,209)	(16,914)
End of year	634,293	824,261	2,530	3,460	126,961	174,420	357,917	171,687	87,103	97,912
See notes to Financial Statements.

Regatta NY, Regatta Gold NY, Regatta Extra NY, Sun Life Financial Masters Flex NY, Sun Life Financial Masters Extra NY, Sun Life Financial Masters Access NY, Sun Life Financial Masters Choice NY, Sun Life Financial Masters Reward NY, and Sun Life Financial Masters Select NY Sub-Accounts Included in Sun Life (N.Y.) Variable Account C

Statements of Changes in Net Assets - continued

	SG1		SGS		SI1		SIS		SVS
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2006	2005	2006	2005	2006	2005	2006	2005	2006	2005
Operations:
Net investment income (loss)	$(17,157)	$(18,442)	$(3,672)	$(3,088)	$5,785	$7,491	$81,223	$93,995	$(1,231)	$(1,102)
Net realized gains (losses)	44,437	21,208	12,056	12,749	1,814	1,760	17,247	35,098	7,467	13,297
Net unrealized gains (losses)	25,875	(7,730)	8,451	(10,819)	58	(9,232)	(11,664)	(121,531)	4,184	(16,104)
Increase (Decrease) in net assets from
operations	$53,155	$(4,964)	$16,835	$(1,158)	$7,657	$19	$86,806	$7,562	$10,420	$(3,909)

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$19,849	$48,355	$450	$14,194	$-	$-	$-	$7,242	$-	$7,789
Net transfers between Sub-Accounts and
Fixed Account	(153,943)	(19,243)	24,666	(49,586)	87,882	18,989	122,697	338,596	(22,638)	(26,653)
Withdrawals, surrenders, annuitizations and
contract charges	(55,778)	(84,155)	(52,923)	(80,892)	(39,869)	(2,484)	(173,964)	(189,447)	(1,601)	(525)
Net accumulation activity	$(189,872)	$(55,043)	$(27,807)	$(116,284)	$48,013	$16,505	$(51,267)	$156,391	$(24,239)	$(19,389)

Annuitization Activity:
Annuitizations	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Annuity payments and contract charges	-	-	(2,804)	(2,788)	-	-	-	-	-	-
Net transfers between Sub-Accounts
Adjustments to annuity reserves	-	-	(626)	(669)	-	-	-	-	-	-
Net annuitization activity	$-	$-	$(3,430)	$(3,457)	$-	$-	$-	$-	$-	$-
Increase (Decrease) in net assets from contract
owner transactions	$(189,872)	$(55,043)	$(31,237)	$(119,741)	$48,013	$16,505	$(51,267)	$156,391	$(24,239)	$(19,389)

Increase (Decrease) in net assets	$(136,717)	$(60,007)	$(14,402)	$(120,899)	$55,670	$16,524	$35,539	$163,953	$(13,819)	$(23,298)

Net Assets:
Beginning of year	$1,075,147	$1,135,154	$315,301	$436,200	$150,317	$133,793	$1,684,849	$1,520,896	$117,542	$140,840
End of year	$938,430	$1,075,147	$300,899	$315,301	$205,987	$150,317	$1,720,388	$1,684,849	$103,723	$117,542

Unit Transactions:
Beginning of year	86,895	91,082	45,047	65,477	12,321	10,974	127,158	115,341	8,755	10,727
Purchased	1,606	4,027	73	2,551	-	-	-	548	-	559
Transferred between Sub-Accounts and Fixed
Accumulation Account	(11,177)	(1,188)	4,189	(8,760)	7,003	1,553	9,165	25,706	(1,628)	(2,485)
Withdrawn, Surrendered and Annuitized	(4,366)	(7,026)	(8,832)	(14,221)	(3,235)	(206)	(12,949)	(14,437)	(123)	(46)
End of year	72,958	86,895	40,477	45,047	16,089	12,321	123,374	127,158	7,004	8,755

See notes to Financial Statements.

Regatta NY, Regatta Gold NY, Regatta Extra NY, Sun Life Financial Masters Flex NY, Sun Life Financial Masters Extra NY, Sun Life Financial Masters Access NY, Sun Life Financial Masters Choice NY, Sun Life Financial Masters Reward NY, and Sun Life Financial Masters Select NY Sub-Accounts Included in Sun Life (N.Y.) Variable Account C

Statements of Changes in Net Assets - continued

	MFJ		TRS		MFE		UTS		MV1
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2006	2005	2006	2005	2006	2005	2006	2005	2006	2005
Operations:
Net investment income (loss)	$578,080	$202,015	$499,785	$523,665	$1,224	$(3,584)	$165,710	$(38,359)	$(8,876)	$(8,279)
Net realized gains (losses)	2,897,130	1,170,909	1,644,200	1,671,406	35,898	12,141	762,270	(10,686)	117,143	30,278
Net unrealized gains (losses)	2,932,149	(707,509)	1,298,445	(1,572,025)	245,189	39,370	1,683,397	1,470,707	181,390	39,257
Increase (Decrease) in net assets from
operations	$6,407,359	$665,415	$3,442,430	$623,046	$282,311	$47,927	$2,611,377	$1,421,662	$289,657	$61,256

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$11,092,712	$26,583,112	$101,612	$151,308	$668,145	$66,521	$49,109	$44,941	$262,282	$103,227
Net transfers between Sub-Accounts and
Fixed Account	(1,188,552)	3,063,046	(55,760)	613,753	442,142	151,075	91,197	1,063,746	123,119	35,902
Withdrawals, surrenders, annuitizations and
contract charges	(3,017,616)	(2,164,759)	(6,941,875)	(7,693,068)	(42,336)	(55,309)	(2,174,942)	(1,954,143)	(147,096)	(64,917)
Net accumulation activity	$6,886,544	$27,481,399	$(6,896,023)	$(6,928,007)	$1,067,951	$162,287	$(2,034,636)	$(845,456)	$238,305	$74,212

Annuitization Activity:
Annuitizations	$-	$-	$5,604	$8,343	$-	$-	$5,885	$-	$-	$-
Annuity payments and contract charges	-	-	(143,336)	(204,532)	-	-	(11,955)	(10,515)	-	-
Net transfers between Sub-Accounts
Adjustments to annuity reserves	-	-	(31,804)	(41,122)	-	-	(3,771)	(1,949)	-	-
Net annuitization activity	$-	$-	$(169,536)	$(237,311)	$-	$-	$(9,841)	$(12,464)	$-	$-
Increase (Decrease) in net assets from contract
owner transactions	$6,886,544	$27,481,399	$(7,065,559)	$(7,165,318)	$1,067,951	$162,287	$(2,044,477)	$(857,920)	$238,305	$74,212

Increase (Decrease) in net assets	$13,293,903	$28,146,814	$(3,623,129)	$(6,542,272)	$1,350,262	$210,214	$566,900	$563,742	$527,962	$135,468

Net Assets:
Beginning of year	$58,024,496	$29,877,682	$36,706,948	$43,249,220	$421,576	$211,362	$9,861,655	$9,297,913	$1,436,246	$1,300,778
End of year	$71,318,399	$58,024,496	$33,083,819	$36,706,948	$1,771,838	$421,576	$10,428,555	$9,861,655	$1,964,208	$1,436,246

Unit Transactions:
Beginning of year	4,829,607	2,463,547	1,702,854	2,026,951	23,573	13,683	356,174	388,146	106,028	100,522
Purchased	931,445	2,295,650	4,891	6,501	33,129	3,954	1,850	1,408	18,411	7,463
Transferred between Sub-Accounts and Fixed
Accumulation Account	(103,890)	261,397	(3,946)	27,997	21,640	9,202	899	41,812	8,465	2,798
Withdrawn, Surrendered and Annuitized	(232,209)	(190,987)	(310,390)	(358,595)	(2,093)	(3,266)	(71,325)	(75,192)	(10,518)	(4,755)
End of year	5,424,953	4,829,607	1,393,409	1,702,854	76,249	23,573	287,598	356,174	122,386	106,028

See notes to Financial Statements.

Regatta NY, Regatta Gold NY, Regatta Extra NY, Sun Life Financial Masters Flex NY, Sun Life Financial Masters Extra NY, Sun Life Financial Masters Access NY, Sun Life Financial Masters Choice NY, Sun Life Financial Masters Reward NY, and Sun Life Financial Masters Select NY Sub-Accounts Included in Sun Life (N.Y.) Variable Account C

Statements of Changes in Net Assets - continued

	MVS		OCA		OGG		OMG		OMS
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2006	2005	2006	2005	2006	2005	2006	2005	2006	2005
Operations:
Net investment income (loss)	$12,554	$503	$(28,545)	$(16,821)	$(13,820)	$(3,034)	$(244,285)	$(99,749)	$(8,531)	$(4,095)
Net realized gains (losses)	652,800	327,230	50,018	27,035	58,616	4,101	259,322	49,865	32,092	7,539
Net unrealized gains (losses)	480,330	28,750	94,815	40,674	176,986	38,364	3,392,244	700,257	45,352	22,290
Increase (Decrease) in net assets from
operations	$1,145,684	$356,483	$116,288	$50,888	$221,782	$39,431	$3,407,281	$650,373	$68,913	$25,734

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$2,427	$18,546	$370,404	$280,156	$1,235,082	$303,617	$15,443,686	$8,670,855	$325,919	$133,684
Net transfers between Sub-Accounts and
Fixed Account	(239,439)	499,079	(8,534)	(14,161)	461,141	8,309	3,059,489	1,800,438	129,460	42,914
Withdrawals, surrenders, annuitizations and
contract charges	(1,024,829)	(1,235,915)	(88,137)	(100,847)	(46,922)	(11,443)	(895,640)	(313,089)	(43,805)	(6,359)
Net accumulation activity	$(1,261,841)	$(718,290)	$273,733	$165,148	$1,649,301	$300,483	$17,607,535	$10,158,204	$411,574	$170,239

Annuitization Activity:
Annuitizations	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Annuity payments and contract charges
Net transfers between Sub-Accounts
Adjustments to annuity reserves	(480)	(141)	-	-	-	-	-	-	-	-
Net annuitization activity	$(480)	$(141)	$-	$-	$-	$-	$-	$-	$-	$-
Increase (Decrease) in net assets from contract
owner transactions	$(1,262,321)	$(718,431)	$273,733	$165,148	$1,649,301	$300,483	$17,607,535	$10,158,204	$411,574	$170,239

Increase (Decrease) in net assets	$(116,637)	$(361,948)	$390,021	$216,036	$1,871,083	$339,914	$21,014,816	$10,808,577	$480,487	$195,973

Net Assets:
Beginning of year	$6,743,170	$7,105,118	$1,553,023	$1,336,987	$465,228	$125,314	$16,985,237	$6,176,660	$311,642	$115,669
End of year	$6,626,533	$6,743,170	$1,943,044	$1,553,023	$2,336,311	$465,228	$38,000,053	$16,985,237	$792,129	$311,642

Unit Transactions:
Beginning of year	461,544	511,261	119,613	105,606	34,077	10,232	1,349,644	504,529	18,961	8,062
Purchased	160	1,304	30,006	22,879	85,066	24,069	1,165,979	728,607	20,537	8,494
Transferred between Sub-Accounts and Fixed
Accumulation Account	(16,408)	35,926	613	(827)	31,454	675	232,915	150,349	8,997	2,823
Withdrawn, Surrendered and Annuitized	(65,081)	(86,947)	(6,576)	(8,045)	(3,207)	(899)	(76,807)	(33,841)	(2,668)	(418)
End of year	380,215	461,544	143,656	119,613	147,390	34,077	2,671,731	1,349,644	45,827	18,961

See notes to Financial Statements.

Regatta NY, Regatta Gold NY, Regatta Extra NY, Sun Life Financial Masters Flex NY, Sun Life Financial Masters Extra NY, Sun Life Financial Masters Access NY, Sun Life Financial Masters Choice NY, Sun Life Financial Masters Reward NY, and Sun Life Financial Masters Select NY Sub-Accounts Included in Sun Life (N.Y.) Variable Account C

Statements of Changes in Net Assets - continued

	PMB				PLD				PRR				PTR				PRA
	Sub-Account				Sub-Account				Sub-Account				Sub-Account				Sub-Account
		Year Ended		Year Ended		Year Ended		Year Ended		Year Ended		Year Ended		Year Ended		Year Ended		Year Ended	Year Ended
		December 31,		December 31,		December 31,		December 31,		December 31,		December 31,		December 31,		December 31,		December 31,	December 31,
		2006		2005		2006		2005		2006		2005		2006		2005		2006 (x)	2005
Operations:
Net investment income (loss)		$15,226		$4,381		$671,695		$147,193		$57,512		$21,431		$80,980		$32,429		$2,358	$-
Net realized gains (losses)		9,336		4,348		(54,684)		33,019		5,578		26,455		5,320		39,028		194
Net unrealized gains (losses)		8,536		5,308		16,624		(250,194)		(98,440)		(46,248)		(13,931)		(59,857)		(1,148)	-
Increase (Decrease) in net assets from
operations		$33,098		$14,037		$633,635		$(69,982)		$(35,350)		$1,638		$72,369		$11,600		$1,404	$-

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received		$222,909		$154,917		$14,473,459		$8,412,763		$877,863		$1,623,121		$1,096,950		$728,092		$85,248	$-
Net transfers between Sub-Accounts and
Fixed Account		87,510		51,945		5,690,870		2,104,477		(164,583)		474,057		623,634		286,922		2,040	-
Withdrawals, surrenders, annuitizations and
contract charges		(67,399)		(3,607)		(1,340,812)		(841,171)		(546,254)		(837,567)		(662,065)		(244,738)		(53)	-
Net accumulation activity		$243,020		$203,255		$18,823,517		$9,676,069		$167,026		$1,259,611		$1,058,519		$770,276		$87,235	$-

Annuitization Activity:
Annuitizations		$-		$-		$-		$-		$-		$-		$-		$-		$-	$-
Annuity payments and contract charges		-		-		-		-		-		-		-		-		-	-
Net transfers between Sub-Accounts
Adjustments to annuity reserves		-		-		-		-		-		-		-		-		-	-
Net annuitization activity	$		$		$		$		$		$		$		$		$		$-
Increase (Decrease) in net assets from contract
owner transactions		$243,020		$203,255		$18,823,517		$9,676,069		$167,026		$1,259,611		$1,058,519		$770,276		$87,235	$-

Increase (Decrease) in net assets		$276,118		$217,292		$19,457,152		$9,606,087		$131,676		$1,261,249		$1,130,888		$781,876		$88,639	$-

Net Assets:
Beginning of year		$249,962		$32,670		$17,682,317		$8,076,230		$2,221,542		$960,293		$2,333,104		$1,551,228	$		$-
End of year		$526,080		$249,962		$37,139,469		$17,682,317		$2,353,218		$2,221,542		$3,463,992		$2,333,104		$88,639	$-

Unit Transactions:
Beginning of year		13,934		2,016		1,778,199		807,314		201,615		86,845		217,983		144,404		-	-
Purchased		12,497		9,129		1,455,912		853,709		78,427		151,801		103,189		69,311		8,230	-
Transferred between Sub-Accounts and Fixed
Accumulation Account		4,866		2,998		565,569		211,242		(15,955)		43,410		59,104		27,604		193	-
Withdrawn, Surrendered and Annuitized		(3,536)		(209)		(145,713)		(94,066)		(49,759)		(80,441)		(62,144)		(23,336)		(5)	-
End of year		27,761		13,934		3,653,967		1,778,199		214,328		201,615		318,132		217,983		8,.418	-

See notes to Financial Statements.

Regatta NY, Regatta Gold NY, Regatta Extra NY, Sun Life Financial Masters Flex NY, Sun Life Financial Masters Extra NY, Sun Life Financial Masters Access NY, Sun Life Financial Masters Choice NY, Sun Life Financial Masters Reward NY, and Sun Life Financial Masters Select NY Sub-Accounts Included in Sun Life (N.Y.) Variable Account C

Statements of Changes in Net Assets - continued

	PCR		SSA		LGF		IGB		SRE
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2006 (x)	2005	2006	2005	2006 (i)	2005	2006	2005	2006	2005
Operations:
Net investment income (loss)	$8,945	$-	$348	$(26)	$(59)	$-	$10,757	$1,600	$(13,683)	$(4,803)
Net realized gains (losses)	677	-	469	1,399	2		2,435	822	480,230	210,352
Net unrealized gains (losses)	(23,220)	-	13,231	(1,268)	661		2,707	(2,121)	1,029,889	(10,704)
Increase (Decrease) in net assets from
operations	$(13,598)	$-	$14,048	$105	$604	$-	$15,899	$301	$1,496,436	$194,845

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$251,369	$-	$94,347	$540	$5,440	$-	$298,483	$92,500	$3,346,451	$1,500,529
Net transfers between Sub-Accounts and
Fixed Account	115,886	-	452	9,808	13,255		254,994	3,680	(112,572)	288,542
Withdrawals, surrenders, annuitizations and
contract charges	(2,759)	-	(239)		(10)		(23,915)	(5,509)	(171,984)	(34,226)
Net accumulation activity	$364,496	$-	$94,560	$10,348	$18,685	$-	$529,562	$90,671	$3,061,895	$1,754,845

Annuitization Activity:
Annuitizations	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Annuity payments and contract charges
Net transfers between Sub-Accounts
Adjustments to annuity reserves
Net annuitization activity	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Increase (Decrease) in net assets from contract
owner transactions	$364,496	$-	$94,560	$10,348	$18,685	$-	$529,562	$90,671	$3,061,895	$1,754,845

Increase (Decrease) in net assets	$350,898	$-	$108,608	$10,453	$19,289	$-	$545,461	$90,972	$4,558,331	$1,949,690

Net Assets:
Beginning of year	$-	$-	$10,453	$-	$-	$-	$100,797	$9,825	$2,842,031	$892,341
End of year	$350,898	$-	$119,061	$10,453	$19,289	$-	$646,258	$100,797	$7,400,362	$2,842,031

Unit Transactions:
Beginning of year	-	-	966	-	-	-	9,809	950	214,281	71,956
Purchased	24,644	-	8,315	51	558	-	28,672	9,032	213,812	122,784
Transferred between Sub-Accounts and Fixed
Accumulation Account	11,403	-	57	915	1,400	-	24,235	356	(5,815)	23,463
Withdrawn, Surrendered and Annuitized	(277)	-	(20)	-	(1)	-	(2,295)	(529)	(12,025)	(3,922)
End of year	35,770	-	9,318	966	1,957	-	60,421	9,809	410,253	214,281

(i) for period October 31, 2005 (commencement of operations) through December 31, 2005.
(x) fund open in prior year, first activity in current year.

See notes to Financial Statements.

Regatta NY, Regatta Gold NY, Regatta Extra NY, Sun Life Financial Masters Flex NY, Sun Life Financial Masters Extra NY, Sun Life Financial Masters Access NY, Sun Life Financial Masters Choice NY, Sun Life Financial Masters Reward NY, and Sun Life Financial Masters Select NY Sub-Accounts Included in Sun Life (N.Y.) Variable Account C

Statements of Changes in Net Assets - continued

	SC3		CMM		WTF
	Sub-Account		Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2006	2005	2006	2005 (e)	2006	2005
Operations:
Net investment income (loss)	$(1,597)	$(1,909)	$1,022	$42)	$(363)	$(70)
Net realized gains (losses)	94,390	83,845			1,291	173
Net unrealized gains (losses)	92,864	(37,746)	-	-	3,110	735
Increase (Decrease) in net assets from
operations	$185,657	$44,190	$1,022	$42	$4,038	$838

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$8,877	$6,579	$22,913	$16,420	$5,743	$12,482
Net transfers between Sub-Accounts and
Fixed Account	(175,236)	(51,179)	3,175	2,441	5	4,563
Withdrawals, surrenders, annuitizations and
contract charges	(21,196)	(47,265)	(1,758)	(6)	(327)	(12)
Net accumulation activity	$(187,555)	$(91,865)	$24,330	$18,855	$5,421	$17,033

Annuitization Activity:
Annuitizations	$-	$-	$-	$-	$-	$-
Annuity payments and contract charges
Net transfers between Sub-Accounts
Adjustments to annuity reserves
Net annuitization activity	$-	$-	$-	$-	$-	$-
Increase (Decrease) in net assets from contract
owner transactions	$(187,555)	$(91,865)	$24,330	$18,855	$5,421	$17,033

Increase (Decrease) in net assets	$(1,898)	$(47,675)	$25,352	$18,897	$9,459	$17,871

Net Assets:
Beginning of year	$589,534	$637,209	$18,897	$-	$17,871	$-
End of year	$587,636	$589,534	$44,249	$18,897	$27,330	$17,871

Unit Transactions:
Beginning of year	31,220	36,312	1,879		1,554
Purchased	406	400	2,269	1,636	484	1,137
Transferred between Sub-Accounts and Fixed
Accumulation Account	(7,878)	(2,790)	313	244	8	418
Withdrawn, Surrendered and Annuitized	(949)	(2,702)	(172)	(1)	(26)	(1)
End of year	22,799	31,220	4,289	1,879	2,020	1,554
(e) for the period April 25, 2005 (commencement of operations) through December 31, 2005.

See notes to Financial Statements.

Regatta NY, Regatta Gold NY, Regatta Extra NY, Sun Life Financial Masters Flex NY, Sun Life Financial Masters Extra NY, Sun Life Financial Masters Access NY, Sun Life Financial Masters Choice NY, Sun Life Financial Masters Reward NY and Sun Life Financial Masters Select NY Sub-Accounts Included in Sun Life (N.Y.) Variable Account C

Notes to Financial Statements

(1) Organization

Sun Life (N.Y.) Variable Account C (the "Variable Account"), a separate account of Sun Life Insurance and Annuity Company of New York, the ("Sponsor") (a wholly-owned subsidiary of Sun Life Assurance Company of Canada (U.S.)), was established on October 18, 1985 as a funding vehicle for the variable portion of Regatta NY contracts, Regatta Gold NY contracts, Regatta Extra NY contracts, Sun Life Financial Masters Flex NY contracts, Sun Life Financial Masters Extra NY contracts, Sun Life Financial Masters Access NY contracts, Sun Life Financial Masters Choice NY, Sun Life Financial Masters Reward NY, and Sun Life Financial Masters Select NY contracts (collectively, the "Contracts") and certain other fixed and variable annuity contracts issued by the Sponsor. The Variable Account is registered with the Securities and Exchange Commission under the Investment Company Act of 1940 as a unit investment trust and exists in accordance with the regulations of the New York State Insurance Department.

The assets of the Variable Account are divided into Sub-Accounts. Each Sub-Account is invested in shares of a single corresponding investment portfolio of certain open-end mutual funds registered under the Investment Company Act of 1940, as amended. With respect to the Regatta NY contracts, Regatta Gold NY contracts, and Regatta Extra NY contracts, the funds include MFS/Sun Life Series Trust (the "Series Trust"). With respect to the Sun Life Financial Masters Flex NY, Sun Life Financial Masters Extra NY contracts, Sun Life Financial Masters Access NY contracts, Sun Life Financial Masters Choice NY, Sun Life Financial Masters Reward NY, and Sun Life Financial Masters Select NY contracts, the funds include Columbia Funds Variable Insurance Trust (VIT), Fidelity Variable Insurance Products Funds, Franklin Templeton Variable Insurance Products (VIP) Trust, Lord Abbett Series Fund, Inc., the "Series Trust", Oppenheimer Variable Account (VA) Funds, PIMCO Variable Insurance Trust (VIT), Sun Capital Advisers Trust, and Wanger Advisor Trust (collectively with the Series Trust, the "Funds").

Under applicable insurance law, the assets and liabilities of the Variable Account are clearly identified and distinguished from the Sponsor’s other assets and liabilities. The portion of the Variable Account's assets applicable to the variable annuity contracts is not chargeable with liabilities arising out of any other business the Sponsor may conduct.

(2) Significant Accounting Policies

General

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuations

Investments in shares of the Funds are recorded at their net asset value. The Funds value their investment securities at fair value. Transactions are recorded on a trade date basis. Realized gains and losses on sales of shares of the Funds are determined on the identified cost basis. Dividend income and capital gain distributions received by the Sub-Accounts are reinvested in additional Fund shares and are recognized on the ex-dividend date.

Exchanges between Sub-Accounts requested by contract owners are recorded in the new Sub-Account upon receipt of the redemption proceeds.

Federal Income Tax Status

The operations of the Variable Account are part of the operations of the Sponsor and are not taxed separately. The Sponsor qualifies for the federal income tax treatment granted to life insurance companies under Subchapter L of the Internal Revenue Code. Under existing federal income tax law, investment income and capital gains earned by the Variable Account on contract owner reserves are not taxable, and therefore, no provision has been made for federal income taxes.

Recent Accounting Pronouncements

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48, (FIN 48) "Accounting for Uncertainty in Income Taxes -an interpretation of FASB Statement No. 109". FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, Accounting for Income Taxes". This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or exposed to be taken in a tax return. It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective during the first required financial reporting period for fiscal years beginning after December 15, 2006. Management of the Sub-Accounts is currently evaluating the impact of applying the various provisions of FIN 48.

Regatta NY, Regatta Gold NY, Regatta Extra NY, Sun Life Financial Masters Flex NY, Sun Life Financial Masters Extra NY, Sun Life Financial Masters Access NY, Sun Life Financial Masters Choice NY, Sun Life Financial Masters Reward NY and Sun Life Financial Masters Select NY Sub-Accounts Included in Sun Life (N.Y.) Variable Account C

Notes to Financial Statements - continued

(2) Significant Accounting Policies - continued

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48, (FIN 48) "Accounting for Uncertainty in Income Taxes -an interpretation of FASB Statement No. 109". FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, Accounting for Income Taxes". This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or exposed to be taken in a tax return. It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective during the first required financial reporting period for fiscal years beginning after December 15, 2006. Management of the Sub-Accounts is currently evaluating the impact of applying the various provisions of FIN 48.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, (FAS 157) "Fair Value Measurements". FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. Management of the Sub-Accounts is currently evaluating the impact the adoption of FAS 157 will have on the Sub-Account’s financial statement disclosures.

(3) Contract Charges and Related Party Transactions

Charges for mortality and expense risks, the optional death benefit rider, and the Secured Returns Optional Living Benefit are based on the value of the Sub-Account and are deducted from the Variable Account at the end of each valuation period for the risks assumed by the Sponsor. These deductions are transferred periodically to the Sponsor. Currently, the deduction is at an effective annual rate as follows:

	Level 1	Level 2	Level 3	Level 4	Level 5

Regatta NY contracts	1.25%
Regatta Gold NY contracts	1.25%
Regatta Extra NY contracts	1.30%	1.45%
Sun Life Financial Masters Flex NY contracts	1.30%	1.50%	1.70%	1.90%
Sun Life Financial Masters Extra NY contracts	1.40%	1.60%	1.80%	2.00%
Sun Life Financial Masters Access NY contracts	1.35%	1.55%	1.75%
Sun Life Financial Masters Choice NY contracts	1.05%	1.25%	1.30%	1.45%	1.65%
Sun Life Financial Masters Reward NY contracts	1.40%	1.60%	1.80%	2.00%
Sun Life Financial Masters Select NY contracts	1.05%	1.25%	1.30%	1.45%	1.65%

Each year on the contract anniversary, an account administration fee ("Account Fee") of $30 is deducted from each contract’s accumulation account. After the annuity commencement date the Account Fee is deducted pro rata from each variable annuity payment made during the year. In addition, a deduction is made from the Sub-Account at the end of each valuation period (during both the accumulation period and after annuity payments begin) at an effective annual rate of 0.15% of the daily net assets of the Sub-Account. These charges are paid to the Sponsor to reimburse it for administrative expenses which exceed the revenues received from the Account Fee.

A specific quarterly charge, equal to 0.125% of Account Value, is deducted on the last day of the Account Quarter if one of the following optional living benefit riders has been elected: Secured Returns 2, Secured Returns for Life, or Secured Returns for Life Plus. ("Account Quarters" are defined as three-month periods, with the first Account Quarter beginning on the Issue Date.) These three optional living benefit riders are available on Sun Life Financial Masters Choice NY contracts, Sun Life Financial Masters Extra NY contracts, Sun Life Financial Masters Flex NY contracts, Sun Life Financial Masters Reward NY contracts, Sun Life Financial Masters Select NY contracts.

Massachusetts Financial Services Company is the investment adviser to the Series Trust. Sun Capital Advisers LLC is the investment adviser to Sun Capital Advisers Trust. Both are affiliates of the Sponsor and charge management fees at an effective annual rate ranging from .60% to 1.56% and 1.00% to 1.35% of the Funds’ net assets, respectively.

The Sponsor does not deduct a sales charge from the purchase payments. However, a surrender charge (contingent deferred sales charge) of up to 6% of certain amounts withdrawn, when applicable, will be deducted to cover certain expenses relating to the sale of Regatta NY and Regatta Gold NY contracts; 8% for Regatta Extra NY, Sun Life Financial Masters Flex NY, Sun Life Financial Masters Extra NY, Sun Life Financial Masters Access NY and Sun Life Financial Masters Choice NY; and for 7% for Sun Life Financial Masters Reward NY and Sun Life Financial Masters Select NY.

Regatta NY, Regatta Gold NY, Regatta Extra NY, Sun Life Financial Masters Flex NY, Sun Life Financial Masters Extra NY, Sun Life Financial Masters Access NY, Sun Life Financial Masters Choice NY, Sun Life Financial Masters Reward NY and Sun Life Financial Masters Select NY Sub-Accounts Included in Sun Life (N.Y.) Variable Account C

Notes to Financial Statements - continued

(3) Contract Charges and Related Party Transactions - continued

For assuming the risk that surrender charges may be insufficient to compensate it for the costs of distributing the contracts, the Sponsor makes a deduction from the Sub-Account at the end of each valuation period at an effective annual rate of 0.15% of the net assets attributable to Sun Life Financial Masters Extra NY, Sun Life Financial Masters Choice NY, Sun Life Financial Masters Reward NY, and Sun Life Financial Masters Select NY contracts and an effective annual rate of 0.20% of the net assets attributable to Sun Life Financial Masters Flex NY and Sun Life Financial Masters Access NY contracts.

For the year ended December 31, 2006, the Sponsor received the following amounts related to the above mentioned contract and surrender charges. These charges are reflected in the "Withdrawals, surrenders, annuitizations and contract charges" line of the Statements of Changes in Net Assets.

	Contract Charges		Surrender Charges
Columbia Funds Variable Insurance Trust
Columbia Marsico 21st Century Portfolio	$		$
Columbia Marsico Growth Portfolio
Columbia Marsico International Opportunities Portfolio
Fidelity Variable Insurance Products Funds
VIP Freedom 2010 Portfolio
VIP Freedom 2015 Portfolio
VIP Freedom 2020 Portfolio		60
Franklin Templeton Variable Insurance Products Trust
Mutual Shares Securities Fund		136		2,742
Templeton Developing Markets Securities Fund		3
Templeton Growth Securities Fund Class 2		57		207
Templeton Foreign Securities Fund		3,009		15,379
Franklin Value Securities Fund		182		1,575
Lord Abbett Series Fund, Inc.
All Value Portfolio		66		1,123
Growth & Income Portfolio		3,022		6,175
Growth Opportunities Portfolio		1,927		4,720
Mid Cap Value Portfolio		1,198		2,399
MFS/Sun Life Series Trust:
Bond S Class		141
Bond Series		724		331
Capital Appreciation S Class		50
Capital Appreciation Series		10,927		5,487
Capital Opportunities S Class		14
Capital Opportunities Series		1,477		76
Emerging Growth S Class		57		159
Emerging Growth Series		5,518		35
Emerging Markets Equity S Class		35		3,866
Emerging Markets Equity Series		321
Global Governments S Class
Global Governments Series		763		434
Global Growth S Class		25
Global Growth Series		2,564		3,569
Global Total Return S Class		48
Global Total Return Series		1,870		390
Government Securities S Class		2,997		9,571
Government Securities Series		3,274		3,574
High Yield S Class		2,000		2,673
High Yield Series		2,465		2,825

Regatta NY, Regatta Gold NY, Regatta Extra NY, Sun Life Financial Masters Flex NY, Sun Life Financial Masters Extra NY, Sun Life Financial Masters Access NY, Sun Life Financial Masters Choice NY, Sun Life Financial Masters Reward NY and Sun Life Financial Masters Select NY Sub-Accounts Included in Sun Life (N.Y.) Variable Account C

Notes to Financial Statements - continued

(3) Contract Charges and Related Party Transactions - continued

	Contract Charges	Surrender Charges
MFS/Sun Life Series Trust - continued:
International Growth S Class	$52	$
International Growth Series	565		3
International Investors Trust S Class	17
International Investors Trust Series	1,167
Massachusetts Investors Growth Stock S Class	267		522
Massachusetts Investors Growth Stock Series	1,950		887
Massachusetts Investors Trust S Class	2,208		6,956
Massachusetts Investors Trust Series	10,637		7,067
Mid Cap Growth S Class	270		269
Mid Cap Value S Class	266		359
Money Market S Class	2,247		5,291
Money Market Series	3,487		10,648
New Discovery S Class	2,414		4,999
New Discovery Series	788		27
Research S Class	12		1,801
Research Series	6,716
Research Growth and Income S Class	3
Research Growth and Income Series	737		621
Research International S Class	1,130		3,635
Research International Series	501		913
Strategic Growth S Class	425		885
Strategic Growth Series	205		24
Strategic Income S Class	60		370
Strategic Income Series	383		1,147
Strategic Value S Class	44
Total Return S Class	14,967		81,640
Total Return Series	12,393		16,626
Utilities S Class	224
Utilities Series	2,952		8,719
Value S Class	372		1,965
Value Series	1,578		849
Oppenheimer Variable Account Funds
Capital Appreciation Fund	447		3,198
Global Securities Fund	94		1,132
Main Street Fund	2,700		19,684
Main Street Small Cap Fund	55		2,196
PIMCO Variable Insurance Trust
Emerging Markets Bond Portfolio	38
Low Duration Portfolio	2,626		21,344
Real Return Portfolio	857		920
Total Return Portfolio	825		5,712
VIT All Asset Portfolio
VIT Commodity Real Return Strategy Portfolio

Regatta NY, Regatta Gold NY, Regatta Extra NY, Sun Life Financial Masters Flex NY, Sun Life Financial Masters Extra NY, Sun Life Financial Masters Access NY, Sun Life Financial Masters Choice NY, Sun Life Financial Masters Reward NY and Sun Life Financial Masters Select NY Sub-Accounts Included in Sun Life (N.Y.) Variable Account C

Notes to Financial Statements - continued

(3) Contract Charges and Related Party Transactions - continued

	Contract Charges	Surrender Charges
Sun Capital Advisers Trust
All Cap S Class	90
FI Large Cap Growth Fund	10
Investment Grade Bond S Class	127
Real Estate Fund S Class	2,073	5,361
Real Estate Fund	414	559
Sun Capital Money Market S Class	18
Wanger Advisors Trust
Wanger Select	12

(4) Reserve for Variable Annuities

Reserve for variable annuities represents actuarial present value of future contract benefits for those contract holders who are in the payout phase of their contract and chose the variable payout option. Annuity reserves are calculated using the 1983 Individual Annuitant Mortality Table and an assumed interest rate of 4% for Regatta NY contracts and 3% for Regatta Gold NY contracts with an annuity commencement date prior to January 1, 2000. Annuity reserves are calculated using the 2000 Individual Annuitant Mortality Table and an assumed interest rate of 4% for Regatta NY contracts and 3% for Regatta Gold NY and Regatta Extra NY contracts with an annuity commencement date on or after January 1, 2000. Required adjustments to the reserves are accomplished by transfers to or from the Sponsor.

(5) Investment Purchases and Sales

The following table shows the aggregate cost of shares purchased and proceeds from the sales of investments of the Funds for each Sub-Account for the year ended December 31, 2006:

	Purchases	Sales
Columbia Funds Variable Insurance Trust
Columbia Marsico 21st Century Portfolio	$38,306	$4,478
Columbia Marsico Growth Portfolio	37,000	4,144
Columbia Marsico International Opportunities Portfolio	38,263	4,433
Fidelity Variable Insurance Products Funds
VIP Freedom 2010 Portfolio	526,655	183,512
VIP Freedom 2015 Portfolio	1,294,937	15,269
VIP Freedom 2020 Portfolio	522,255	44,127
Franklin Templeton Variable Insurance Products Trust
Mutual Shares Securities Fund	1,463,935	199,069
Templeton Developing Markets Securities Fund	752,591	507,635
Templeton Growth Securities Fund Class 2	783,000	67,517
Templeton Foreign Securities Fund	16,228,074	1,921,938
Franklin Value Securities Fund	1,200,032	108,814
Lord Abbett Series Fund, Inc.
All Value Portfolio	2,471,530	552,578
Growth & Income Portfolio	11,285,463	1,319,470
Growth Opportunities Portfolio	2,824,654	316,191
Mid Cap Value Portfolio	3,412,694	281,658
MFS/Sun Life Series Trust:
Bond S Class	106,291	93,819
Bond Series	371,627	582,936

Regatta NY, Regatta Gold NY, Regatta Extra NY, Sun Life Financial Masters Flex NY, Sun Life Financial Masters Extra NY, Sun Life Financial Masters Access NY, Sun Life Financial Masters Choice NY, Sun Life Financial Masters Reward NY and Sun Life Financial Masters Select NY Sub-Accounts Included in Sun Life (N.Y.) Variable Account C

Notes to Financial Statements - continued

(3) Contract Charges and Related Party Transactions - continued

	Purchases	Sales
MFS/Sun Life Series Trust - continued:
Capital Appreciation S Class	$51,901	$54,842
Capital Appreciation Series	184,074	5,340,155
Capital Opportunities S Class	44,725	3,118
Capital Opportunities Series	49,073	582,426
Emerging Growth S Class	546,803	86,266
Emerging Growth Series	44,243	2,260,642
Emerging Markets Equity S Class	1,002,651	612,754
Emerging Markets Equity Series	565,919	582,215
Global Governments S Class	28,885	6,248
Global Governments Series	28,481	289,857
Global Growth S Class	25,777	6,333
Global Growth Series	276,030	1,565,027
Global Total Return S Class	72,469	54,047
Global Total Return Series	546,413	1,054,530
Government Securities S Class	8,028,777	1,426,156
Government Securities Series	539,316	2,095,147
High Yield S Class	2,268,365	447,699
High Yield Series	680,882	1,730,862
International Growth S Class	75,610	8,631
International Growth Series	510,887	414,369
International Investors Trust S Class	145,646	26,668
International Investors Trust Series	900,945	577,697
Massachusetts Investors Growth Stock S Class	178,823	111,052
Massachusetts Investors Growth Stock Series	108,867	1,060,183
Massachusetts Investors Trust S Class	9,688,138	903,934
Massachusetts Investors Trust Series	527,324	6,346,374
Mid Cap Growth S Class	61,924	54,366
Mid Cap Value S Class	216,277	78,054
Money Market S Class	8,724,908	5,163,111
Money Market Series	3,316,912	4,329,537
New Discovery S Class	5,261,752	1,563,421
New Discovery Series	149,338	384,274
Research S Class	105,975	85,659
Research Series	136,978	3,366,799
Research Growth and Income S Class	21,904	31,539
Research Growth and Income Series	144,013	856,348
Research International S Class	4,722,840	1,106,717
Research International Series	479,238	557,570
Strategic Growth S Class	80,038	287,067
Strategic Growth Series	60,010	94,293
Strategic Income S Class	101,941	46,547
Strategic Income Series	365,755	316,790
Strategic Value S Class	10,525	26,178
Total Return S Class	18,753,749	8,727,521
Total Return Series	3,122,402	8,288,780

Regatta NY, Regatta Gold NY, Regatta Extra NY, Sun Life Financial Masters Flex NY, Sun Life Financial Masters Extra NY, Sun Life Financial Masters Access NY, Sun Life Financial Masters Choice NY, Sun Life Financial Masters Reward NY and Sun Life Financial Masters Select NY Sub-Accounts Included in Sun Life (N.Y.) Variable Account C

Notes to Financial Statements - continued

(5) Investment Purchases and Sales - continued

	Purchases	Sales
MFS/Sun Life Series Trust - continued:
Utilities S Class	$1,206,101	$136,926
Utilities Series	872,234	2,747,229
Value S Class	536,018	249,841
Value Series	588,686	1,582,936
Oppenheimer Variable Account Funds
Capital Appreciation Fund	948,143	702,955
Global Securities Fund	1,805,522	131,839
Main Street Fund	18,969,696	1,606,446
Main Street Small Cap Fund	507,500	93,607
PIMCO Variable Insurance Trust
Emerging Markets Bond Portfolio	341,598	75,940
Low Duration Portfolio	21,883,629	2,388,417
Real Return Portfolio	1,592,170	1,302,032
Total Return Portfolio	2,078,027	918,645
VIT All Asset Portfolio	90,387	607
VIT Commodity Real Return Strategy Portfolio	388,551	13,734
Sun Capital Advisers Trust
All Cap S Class	98,410	3,169
FI Large Cap Growth Fund	18,688	62
Investment Grade Bond S Class	572,010	28,513
Real Estate Fund S Class	4,311,814	1,046,293
Real Estate Fund	55,895	219,481
Sun Capital Money Market S Class	29,379	4,027
Wanger Advisors Trust
Wanger Select	9,162	3,318

Regatta NY, Regatta Gold NY, Regatta Extra NY, Sun Life Financial Masters Flex NY, Sun Life Financial Masters Extra NY, Sun Life Financial Masters Access NY, Sun Life Financial Masters Choice NY, Sun Life Financial Masters Reward NY, and Sun Life Financial Masters Select NY Sub-Accounts Included in Sun Life (N.Y.) Variable Account C

Notes to Financial Statements - continued

(6) Financial Highlights

The summary of unit values, units outstanding for variable annuity contracts, net assets, investment income ratio, expense ratios', excluding expenses of the underlying funds and the total return, for the years ended December 31, are as follows:

		At December 31					For year ended December 31
							Investment
			Unit Fair Value				Income	Expense Ratio			Total Return
		Units	lowest to highest			Net Assets	Ratio*	lowest to highest**			lowest to highest***

NMT
	December 31, 2006 (x)	2,805			$13.2356	$37,121	0.20%			1.85%			17.53%
NNG
	December 31, 2006 (x)	2,995			11.3903	34,120				1.85			4.14
NMI
	December 31, 2006 (x)	2,635			14.4220	37,987	0.32			1.85			20.95
F10
	December 31, 2006 (x)	31,184	11.0629	to	11.0891	345,329	4.86	1.85	to	2.05	7.34	to	7.56
F15
	December 31, 2006 (x)	118,763	11.2915	to	11.3650	1,344,283	1.97	1.35	to	1.90	8.74	to	9.35
F20
	December 31, 2006 (x)	44,515	11.3706	to	11.4991	509,174	2.14	1.35	to	2.30	9.14	to	10.20
FMS
	December 31, 2006	118,047	13.3546	to	17.2983	1,929,810	1.07	1.35	to	2.10	15.90	to	16.79
	December 31, 2005	36,128	11.4756	to	14.8645	512,537	0.94	1.35	to	2.10	8.24	to	9.07
	December 31, 2004	10,733	12.0029	to	13.6772	140,328	0.78	1.35	to	2.10	10.26	to	11.11
	December 31, 2003 (c)	3,938	11.7224	to	12.3538	48,049		1.65	to	2.10	17.22	to	23.02
TDM
	December 31, 2006 (x)	23,980	14.0766	to	14.1682	338,168	0.56	1.35	to	1.90	25.66	to	26.36
FTG
	December 31, 2006	48,332	13.6548	to	20.3990	959,159	1.11	1.35	to	2.05	19.32	to	20.17
	December 31, 2005	9,583	16.6698	to	16.8638	160,657	1.29	1.55	to	1.90	6.80	to	7.18
	December 31, 2004 (g)	1,307	15.6261	to	15.6980	20,450	0.47	1.65	to	1.85	13.87	to	14.11
FTI
	December 31, 2006	1,879,769	13.8036	to	19.5344	33,802,942	1.19	1.35	to	2.30	18.66	to	19.81
	December 31, 2005	1,001,875	11.5856	to	16.3623	15,071,971	1.05	1.35	to	2.30	7.64	to	8.69
	December 31, 2004	427,612	12.5328	to	15.1080	6,081,325	0.84	1.35	to	2.30	15.80	to	16.92
	December 31, 2003 (d)	41,808	10.7884	to	12.9673	535,856	0.10	1.35	to	2.30	7.88	to	29.97
FVS
	December 31, 2006	83,668	13.1634	to	20.0930	1,557,788	0.57	1.35	to	2.10	14.53	to	15.41
	December 31, 2005	22,483	14.4076	to	17.4724	373,043	0.75	1.35	to	2.10	6.49	to	7.30
	December 31, 2004	15,053	13.4815	to	16.3410	233,988	0.17	1.35	to	2.10	21.14	to	22.07
	December 31, 2003 (c)	1,159	12.5895	to	13.4342	15,062	0.15	1.65	to	2.10	25.89	to	29.88
LAV
	December 31, 2006	150,701	12.6227	to	14.1549	2,108,884	1.04	1.35	to	2.05	12.30	to	13.10
	December 31, 2005	8,046	12.3723	to	12.5157	100,042	0.31	1.35	to	1.90	4.93	to	5.51
	December 31, 2004 (g)	9,342	11.7915	to	11.8363	110,302	1.13	1.55	to	1.90	13.51	to	13.91
LA1
	December 31, 2006	1,532,748	12.2289	to	16.7486	23,227,656	1.65	1.35	to	2.30	14.58	to	15.69
	December 31, 2005	879,242	10.6290	to	14.5279	11,598,746	1.26	1.35	to	2.30	0.88	to	1.86
	December 31, 2004	512,793	12.0678	to	14.3137	6,850,031	1.58	1.35	to	2.30	10.06	to	11.13
	December 31, 2003 (c)	74,789	10.9299	to	12.9263	940,155	2.54	1.65	to	2.30	9.30	to	28.79
LA9
	December 31, 2006	373,528	11.8271	to	12.3122	4,539,464		1.35	to	2.30	5.42	to	6.44
	December 31, 2005	159,566	11.1508	to	11.5672	1,830,266		1.35	to	2.30	2.22	to	3.21
	December 31, 2004 (g)	55,012	11.0919	to	11.2069	613,360		1.35	to	2.30	8.67	to	9.73
LA2
	December 31, 2006	310,865	12.6555	to	17.9544	5,225,336	0.73	1.35	to	2.25	9.71	to	10.72
	December 31, 2005	133,865	11.4941	to	16.2736	2,020,469	0.54	1.35	to	2.25	5.79	to	6.76
	December 31, 2004	101,211	13.3052	to	15.2966	1,468,192	0.66	1.35	to	2.30	21.18	to	22.36
	December 31, 2003 (d)	581	12.1352	to	12.5454	7,199	1.43	1.70	to	1.90	21.35	to	22.64

(c) for the period June 1, 2003 (commencement of operations) through December 31, 2003.
(d) for the period July 1, 2003 (commencement of operations) through December 31, 2003.
(g) for the period February 2, 2004 (commencement of operations) through December 31, 2004.
(x) fund opened in prior year, first activity in current year.

Regatta NY, Regatta Gold NY, Regatta Extra NY, Sun Life Financial Masters Flex NY, Sun Life Financial Masters Extra NY, Sun Life Financial Masters Access NY, Sun Life Financial Masters Choice NY, Sun Life Financial Masters Reward NY, and Sun Life Financial Masters Select NY Sub-Accounts Included in Sun Life (N.Y.) Variable Account C

Notes to Financial Statements - continued

(6) Financial Highlights - continued

		At December 31					For year ended December 31
							Investment
			Unit Fair Value				Income	Expense Ratio			Total Return
		Units	lowest to highest			Net Assets	Ratio*	lowest to highest**			lowest to highest***

MF7
	December 31, 2006	46,224	$10.7620	to	$12.4442	$540,557	6.24%	1.35%	to	2.10%	2.67%	to	3.46%
	December 31, 2005	47,319	10.4763	to	12.0404	541,384	5.82	1.35	to	2.10	(0.54)	to	0.22
	December 31, 2004	46,528	10.5273	to	12.0256	537,499	5.96	1.35	to	2.10	3.68	to	4.48
	December 31, 2003	27,268	10.1485	to	11.5220	303,064	3.43	1.45	to	2.10	1.48	to	7.84
	December 31, 2002 (a)	11,203	10.6700	to	10.6840	119,572		1.45	to	1.60	6.70	to	6.84
BDS
	December 31, 2006	140,433			14.4822	2,033,786	6.15			1.40			3.75
	December 31, 2005	163,530			13.9590	2,282,719	6.18			1.40			0.35
	December 31, 2004	187,739			13.9100	2,610,710	6.30	1.35	to	2.10			4.78
	December 31, 2003	214,107			13.2754	2,841,670	4.84			1.40			8.21
	December 31, 2002	189,891			12.2687	2,346,071	3.47			1.40			8.08
MFD
	December 31, 2006	18,751	10.7230	to	13.4621	202,570		1.45	to	1.90	4.04	to	4.52
	December 31, 2005	18,561	10.2749	to	12.9125	192,046	0.39	1.45	to	1.90	(1.27)	to	(0.82)
	December 31, 2004	17,339	10.3757	to	13.0524	181,148		1.45	to	1.90	8.67	to	9.17
	December 31, 2003	19,323	9.5185	to	11.9862	185,103		1.45	to	1.90	12.92	to	26.49
	December 31, 2002 (a)	6,547	7.5366	to	7.5465	49,368		1.45	to	1.60	(24.63)	to	(24.53)
CAS
	December 31, 2006	909,349	14.0817	to	21.1825	14,906,513	0.21			1.40		4.91
	December 31, 2005	1,225,268	13.4231	to	20.1918	19,137,284	0.64			1.40		(0.47)
	December 31, 2004	1,218,785	13.4868	to	20.2878	19,138,943	0.06	1.60	to	1.95		9.48
	December 31, 2003	2,308,546	12.3185	to	18.5303	21,200,026				1.40		26.93
	December 31, 2002	1,718,560	9.7046	to	14.5983	19,590,383	0.18			1.40		(33.32)
CO1
	December 31, 2006	6,910	11.8112	to	15.4023	97,083	0.21	1.35	to	2.05	11.68	to	12.48
	December 31, 2005	3,422	10.5893	to	13.7698	44,845	1.03	1.35	to	1.90	(0.61)	to	(0.05)
	December 31, 2004	6,354	10.5595	to	12.8882	69,158	0.29	1.45	to	1.85	10.44	to	10.89
	December 31, 2003	4,850	9.5373	to	9.5644	46,280	0.14	1.45	to	1.60	25.96	to	26.15
	December 31, 2002 (a)	5,419	7.5719	to	7.5819	41,040	0.05	1.45	to	1.60	(24.28)	to	(24.18)
COS
	December 31, 2006	147,248			14.9945	2,207,901	0.51			1.40		12.74
	December 31, 2005	184,033			13.2996	2,447,558	0.98			1.40		0.24
	December 31, 2004	254,152			13.2677	3,371,736	0.49			1.40		11.24
	December 31, 2003	298,753			11.9276	3,563,173	0.35			1.40		26.53
	December 31, 2002	349,823			9.4264	3,297,434	0.09			1.40		(31.36)
MFF
	December 31, 2006	60,203	12.0046	to	15.4885	802,950		1.35	to	1.90	5.66	to	6.25
	December 31, 2005	21,068	11.3274	to	14.6297	262,983		1.35	to	1.90	6.84	to	7.43
	December 31, 2004	10,936	10.5705	to	13.6659	124,762		1.45	to	1.90	10.81	to	11.32
	December 31, 2003	8,001	9.5100	to	12.3073	82,229		1.45	to	1.85	15.47	to	29.24
	December 31, 2002 (a)	3,308	7.3697	to	7.3794	24,395		1.45	to	1.60	(26.30)	to	(26.21)
EGS
	December 31, 2006	473,820			16.1111	7,685,740				1.40		6.53
	December 31, 2005	610,176			15.1231	9,280,671				1.40		7.64
	December 31, 2004	773,079			14.0503	10,926,938				1.40		11.67
	December 31, 2003	978,305			12.5815	12,374,317				1.40		29.68
	December 31, 2002	1,179,567			9.7019	11,550,959				1.40		(35.09)
EM1
	December 31, 2006	38,560	14.3089	to	29.3743	629,654	0.61	1.35	to	2.05	27.24	to	28.15
	December 31, 2005	6,181	22.8109	to	22.9454	141,368	0.52	1.45	to	1.60	34.27	to	34.47
	December 31, 2004	5,451	16.9889	to	17.0632	92,805	0.91	1.45	to	1.60	24.85	to	25.04
	December 31, 2003	4,623	13.6074	to	13.6461	62,962	0.47	1.45	to	1.60	49.70	to	49.92
	December 31, 2002 (a)	3,271	9.0901	to	9.1020	29,730		1.45	to	1.60	(9.10)	to	(8.98)
EME
	December 31, 2006	71,767			21.2942	1,580,969	1.15			1.40		28.37
	December 31, 2005	84,999			16.5879	1,453,126	0.67			1.40		34.88
	December 31, 2004	53,476			12.2981	691,507	1.01			1.40		25.42
	December 31, 2003	55,648			9.8055	545,836	0.44			1.40		50.50
	December 31, 2002	42,762			6.5154	278,736	0.99			1.40		(3.29)

(a) for the period March 1, 2002 (commencement of operations) through December 31, 2002.

Regatta NY, Regatta Gold NY, Regatta Extra NY, Sun Life Financial Masters Flex NY, Sun Life Financial Masters Extra NY, Sun Life Financial Masters Access NY, Sun Life Financial Masters Choice NY, Sun Life Financial Masters Reward NY, and Sun Life Financial Masters Select NY Sub-Accounts Included in Sun Life (N.Y.) Variable Account C

Notes to Financial Statements - continued

(6) Financial Highlights - continued

		At December 31						For year ended December 31
							Investment
			Unit Fair Value				Income	Expense Ratio			Total Return
		Units	lowest to highest			Net Assets	Ratio*	lowest to highest**			lowest to highest***

GG1
	December 31, 2006	2,138	$13.7580	to	$13.8601	$29,430%		1.45%	to	1.60%	3.03%	to	3.19%
	December 31, 2005	441			13.3529	5,888	9.56			1.60		(8.97)
	December 31, 2004	770			14.6689	11,287	9.70			1.60		8.04
	December 31, 2003 (c)	329			13.5776	4,462				1.60		13.46
GGS
	December 31, 2006	64,809	14.3451	to	17.5226	1,065,979			1.40			3.52
	December 31, 2005	81,491	13.8573	to	16.9267	1,283,646	10.46		1.40			(8.48)
	December 31, 2004	100,431	15.1418	to	18.4956	1,721,361	12.70		1.40			8.54
	December 31, 2003	228,740	13.9510	to	17.0411	1,950,149	5.23		1.40			14.00
	December 31, 2002	155,972	12.2376	to	14.9481	2,121,418			1.40			18.96
GG2
	December 31, 2006	5,621	15.8817	to	18.4253	95,514	0.33	1.45	to	1.85	14.85	to	15.31
	December 31, 2005	4,395	13.7937	to	16.0191	63,039	0.23	1.45	to	1.85	7.71	to	8.15
	December 31, 2004	3,372	12.7739	to	14.8498	44,815	0.31	1.45	to	1.85	13.27	to	13.73
	December 31, 2003	1,142	11.2486	to	13.0899	13,101	0.30	1.60	to	1.70	24.40	to	32.97
	December 31, 2002 (a)	1,059			8.4597	8,956				1.60		(15.40)
GGR
	December 31, 2006	249,630	22.7970	to	26.7693	6,142,169	0.56		1.40			15.76
	December 31, 2005	304,648	19.6936	to	23.1251	6,475,959	0.48		1.40			8.52
	December 31, 2004	374,143	18.1476	to	21.3097	7,278,975	0.48		1.40			14.01
	December 31, 2003	424,744	15.9174	to	18.6909	7,217,536	0.49		1.40			33.57
	December 31, 2002	506,440	11.9165	to	13.9928	6,488,943	0.29		1.40			(20.48)
GT2
	December 31, 2006	20,819	16.4169	to	16.5387	343,718	0.65	1.45	to	1.60	15.04	to	15.22
	December 31, 2005	20,792	14.2701	to	14.3542	297,996	3.80	1.45	to	1.60	1.89	to	2.04
	December 31, 2004	20,779	14.0056	to	14.0668	292,001	2.38	1.45	to	1.60	15.00	to	15.18
	December 31, 2003	19,492	12.1786	to	12.2132	237,958	2.28	1.45	to	1.60	20.57	to	20.76
	December 31, 2002 (a)	15,432	10.1005		10.1138	156,077			1.45			1.14
GTR
	December 31, 2006	199,822			22.8092	4,681,251	0.93		1.40			15.66
	December 31, 2005	237,423			19.7207	4,797,953	4.38		1.40			2.33
	December 31, 2004	275,475			19.2709	5,433,092	2.58		1.40			15.50
	December 31, 2003	311,789			16.6854	5,234,115	2.21		1.40			21.28
	December 31, 2002	222,222			13.7581	3,085,612	1.99		1.40			(0.79)
MFK
	December 31, 2006	1,517,021	10.0430	to	11.1680	15,792,156	4.26	1.35	to	2.30	1.10	to	2.08
	December 31, 2005	899,358	9.9338	to	10.9515	9,243,056	4.10	1.35	to	2.30	(0.33)	to	0.63
	December 31, 2004	551,828	9.9670	to	10.8936	5,688,851	4.60	1.35	to	2.30	1.16	to	2.15
	December 31, 2003	216,545	9.8525	to	10.6753	2,212,594	1.78	1.45	to	2.30	(1.48)	to	0.66
	December 31, 2002 (a)	31,653	10.6196	to	10.6336	336,275	2.07	1.45	to	1.60	6.20	to	6.34
GSS
	December 31, 2006	348,231	15.3527	to	17.4413	5,627,620	5.17		1.40			2.26
	December 31, 2005	462,759	15.0138	to	17.0563	7,297,597	4.83		1.40			0.89
	December 31, 2004	593,930	14.8808	to	16.9051	9,252,213	5.79		1.40			2.32
	December 31, 2003	1,289,650	14.5427	to	16.5211	12,166,611	4.55		1.40			0.74
	December 31, 2002	1,064,704	14.4361	to	16.3999	16,023,249	4.33		1.40			8.29
MFC
	December 31, 2006	339,595	10.9162	to	14.7423	4,385,147	7.18	1.35	to	2.30	7.52	to	8.56
	December 31, 2005	203,374	10.1115	to	13.6278	2,467,430	7.69	1.35	to	2.30	(0.40)	to	0.56
	December 31, 2004	115,049	11.1322	to	13.5996	1,435,092	6.12	1.35	to	2.30	6.85	to	7.89
	December 31, 2003	39,343	10.3852	to	12.6501	466,350	3.45	1.45	to	2.30	3.85	to	19.45
	December 31, 2002 (a)	4,918	10.1246	to	10.1379	49,809	15.55	1.45	to	1.60	1.25	to	1.38

(a) for the period March 1, 2002 (commencement of operations) through December 31, 2002.
(c) for the period June 1, 2003 (commencement of operations) through December 31, 2003.

Regatta NY, Regatta Gold NY, Regatta Extra NY, Sun Life Financial Masters Flex NY, Sun Life Financial Masters Extra NY, Sun Life Financial Masters Access NY, Sun Life Financial Masters Choice NY, Sun Life Financial Masters Reward NY, and Sun Life Financial Masters Select NY Sub-Accounts Included in Sun Life (N.Y.) Variable Account C

Notes to Financial Statements - continued

(6) Financial Highlights - continued

		At December 31					For year ended December 31
							Investment
			Unit Fair Value				Income	Expense Ratio			Total Return
		Units	lowest to highest			Net Assets	Ratio*	lowest to highest**			lowest to highest***

HYS
	December 31, 2006	319,944	$16.3964	to	$20.7375	$5,415,379	8.43%		1.40%			8.87%
	December 31, 2005	410,540	15.0602	to	19.0475	6,386,367	8.70		1.40			0.79
	December 31, 2004	587,434	14.9426	to	18.8988	9,104,555	8.07		1.40			8.03
	December 31, 2003	930,566	13.8321	to	17.4943	10,639,033	9.07		1.40			19.76
	December 31, 2002	800,400	11.5494	to	14.6072	9,711,508	10.18		1.40			1.28
IG1
	December 31, 2006	7,161	20.2653	to	20.4157	145,515	0.42	1.45	to	1.60	23.75	to	23.94
	December 31, 2005	3,758	16.3762	to	16.4727	61,815	0.70	1.45	to	1.60	12.80	to	12.97
	December 31, 2004	3,964	14.5186	to	14.5820	57,748	0.37	1.45	to	1.60	16.68	to	16.86
	December 31, 2003	4,503	12.4432	to	12.4785	56,145	0.64	1.45	to	1.60	36.14	to	36.35
	December 31, 2002 (a)	2,033	9.1398	to	9.1518	18,596		1.45	to	1.60	(8.60)	to	(8.48)
IGS
	December 31, 2006	111,077		18.5935		2,158,483	0.69		1.40			24.31
	December 31, 2005	113,047		14.9579		1,769,881	0.99		1.40			13.33
	December 31, 2004	125,684		13.1987		1,731,653	0.57		1.40			17.29
	December 31, 2003	127,529		11.2527		1,443,243	0.74		1.40			36.75
	December 31, 2002	149,436		8.2285		1,236,050	0.53		1.40			(13.10)
MI1
	December 31, 2006	11,832	22.8449	to	23.0144	270,322	0.85	1.45	to	1.60	26.90	to	27.09
	December 31, 2005	6,616		18.0029		119,127	0.99	1.60	to	1.60		13.10
	December 31, 2004	7,212		15.9177		114,798	0.68		1.60			25.69
	December 31, 2003	5,663		12.6638		71,708	0.78		1.60			31.07
	December 31, 2002	5,003		9.6620		48,342			1.60			(3.88)
MII
	December 31, 2006	153,740		26.9574		4,209,572	1.20		1.40			27.45
	December 31, 2005	155,225		21.1517		3,341,909	1.12		1.40			13.63
	December 31, 2004	145,667		18.6144		2,773,078	0.78		1.40			26.25
	December 31, 2003	158,835		14.7437		2,368,837	1.08		1.40			31.78
	December 31, 2002 (a)	193,097		11.1880		2,185,230	0.82		1.40			(7.24)
M1B
	December 31, 2006	70,637	10.8673	to	13.0852	871,164		1.35	to	2.10	5.16	to	5.97
	December 31, 2005	64,029	10.2812	to	12.3920	744,927	0.29	1.35	to	2.10	1.97	to	2.75
	December 31, 2004	65,643	10.0311	to	12.1028	741,052		1.35	to	2.10	7.05	to	7.88
	December 31, 2003	34,831	9.3224	to	11.2591	344,319		1.45	to	2.10	11.02	to	21.07
	December 31, 2002 (a)	17,191	7.7120	to	7.7222	132,655	0.12	1.45	to	1.60	(22.78)	to	(22.77)
MIS
	December 31, 2006	449,020		8.7906		4,003,180	0.10		1.40			6.18
	December 31, 2005	555,446		8.2787		4,661,601	0.53		1.40			2.94
	December 31, 2004	674,360		8.0426		5,496,754	0.07		1.60			8.09
	December 31, 2003	768,535		7.4405		5,795,930			1.40			21.68
	December 31, 2002	810,817		6.1146		5,047,465	0.15		1.40			(29.05)
MFL
	December 31, 2006	1,209,614	12.2878	to	14.9001	17,302,391	0.54	1.35	to	2.30	10.45	to	11.52
	December 31, 2005	544,820	11.0803	to	13.4086	7,009,985	0.70	1.35	to	2.30	4.96	to	5.97
	December 31, 2004	31,545	10.7944	to	12.6977	358,773	0.75	1.35	to	1.90	9.61	to	10.23
	December 31, 2003	24,551	9.8178	to	11.5607	245,283	0.91	1.45	to	1.90	13.94	to	20.68
	December 31, 2002 (a)	11,990	8.1481	to	8.1588	97,728		1.45	to	1.60	(18.52)	to	(18.41)
MIT
	December 31, 2006	1,155,740	19.0915	to	28.2180	23,913,037	0.84		1.40			11.74
	December 31, 2005	1,453,559	17.0852	to	25.2526	26,911,091	0.98		1.40			6.22
	December 31, 2004	1,820,277	16.0844	to	23.7734	31,632,895	1.06		1.40			10.44
	December 31, 2003	2,266,305	14.5644	to	21.5267	35,815,638	1.15		1.40			21.14
	December 31, 2002	2,710,773	12.0229	to	17.7703	35,510,594	1.04		1.40			(22.32)

(a) for the period March 1, 2002 (commencement of operations) through December 31, 2002.

Regatta NY, Regatta Gold NY, Regatta Extra NY, Sun Life Financial Masters Flex NY, Sun Life Financial Masters Extra NY, Sun Life Financial Masters Access NY, Sun Life Financial Masters Choice NY, Sun Life Financial Masters Reward NY, and Sun Life Financial Masters Select NY Sub-Accounts Included in Sun Life (N.Y.) Variable Account C

Notes to Financial Statements - continued

(6) Financial Highlights - continued

		At December 31					For year ended December 31
							Investment
			Unit Fair Value				Income	Expense Ratio			Total Return
		Units	lowest to highest			Net Assets	Ratio*	lowest to highest**			lowest to highest***

MC1
	December 31, 2006	30,485	$9.6444	to	$15.2590	$410,801%		1.35%	to	2.10%	0.05%	to	0.82%
	December 31, 2005	28,801	9.5902	to	15.1887	392,453		1.35	to	2.30	0.42	to	1.39
	December 31, 2004	35,363	9.4823	to	15.0330	470,521		1.35	to	2.30	11.65	to	12.74
	December 31, 2003	22,053	8.4323	to	13.3820	261,590		1.45	to	2.30	5.11	to	35.34
	December 31, 2002 (a)	4,031	6.2399	to	6.2481	25,158		1.45	to	1.60	(37.60)	to	(37.52)
MCV
	December 31, 2006	34,580	14.0824	to	18.0015	581,456		1.35	to	2.10	8.69	to	9.52
	December 31, 2005	28,705	12.8913	to	16.4956	450,271		1.35	to	2.30	4.94	to	5.96
	December 31, 2004	33,452	12.1975	to	15.6236	494,325		1.35	to	2.30	18.94	to	20.10
	December 31, 2003	22,736	10.1817	to	13.0549	284,020	0.01	1.45	to	2.30	9.89	to	29.99
	December 31, 2002 (b)	488	7.8444		7.8524	3,829			1.60			(21.56)
MM1
	December 31, 2006	947,627	9.8887	to	10.4025	9,594,701	4.26	1.35	to	2.30	1.94	to	2.93
	December 31, 2005	612,159	9.6807	to	10.1065	6,032,904	2.53	1.35	to	2.30	0.11	to	1.08
	December 31, 2004	384,369	9.6501	to	9.9033	3,749,415		1.35	to	2.30	(1.75)	to	(0.79)
	December 31, 2003	107,975	9.8014	to	9.9746	1,067,194	0.28	1.60	to	2.30	(1.73)	to	(0.25)
	December 31, 2002 (a)	197		9.9468		1,961	1.33		1.60			(0.53)
MMS
	December 31, 2006	364,429	12.3493	to	13.5512	4,647,442	4.56		1.40			3.15
	December 31, 2005	455,219	11.9717	to	13.1369	5,662,703	2.66		1.40			1.31
	December 31, 2004	611,796	11.8175	to	12.9676	7,539,180	0.79		1.40			(0.57)
	December 31, 2003	1,206,753	11.8852	to	13.0420	11,860,929	0.65		1.40			(0.76)
	December 31, 2002	1,431,492	11.9762	to	13.1419	18,161,198	1.24		1.40			(0.12)
M1A
	December 31, 2006	598,957	11.7184	to	15.4984	8,423,548		1.35	to	2.30	10.31	to	11.38
	December 31, 2005	308,542	10.5482	to	13.9648	3,866,178		1.35	to	2.30	2.55	to	3.54
	December 31, 2004	124,003	10.2130	to	13.5348	1,497,825		1.35	to	2.30	4.74	to	5.77
	December 31, 2003	19,393	9.6809	to	12.8427	193,197		1.45	to	1.90	23.66	to	33.06
	December 31, 2002 (a)	18,776	7.2869	to	7.2965	136,905		1.45	to	1.60	(27.13)	to	(27.04)
NWD
	December 31, 2006	123,585		15.9308		2,006,553			1.40			11.61
	December 31, 2005	137,801		14.2734		1,998,705			1.40			3.76
	December 31, 2004	208,136		13.7565		2,896,003			1.40			6.00
	December 31, 2003	223,353		12.9781		2,931,081			1.40			33.42
	December 31, 2002	237,152		9.7270		2,332,257			1.40			(34.38)
RE1
	December 31, 2006	10,878	12.7699	to	15.4435	158,872	0.39	1.55	to	1.90	8.23	to	8.61
	December 31, 2005	10,280	11.7631	to	14.1480	127,473	0.35	1.45	to	1.90	5.32	to	6.15
	December 31, 2004	8,838	11.0982	to	13.3891	101,024		1.45	to	1.90	13.34	to	13.86
	December 31, 2003	6,547	9.7622	to	9.7880	63,947	0.33	1.45	to	1.60	23.01	to	23.20
	December 31, 2002 (a)	1,276	7.9359	to	7.9464	10,124	1.36		1.60			(20.64)
RES
	December 31, 2006	634,293		17.5609		11,156,441	0.67		1.40			9.03
	December 31, 2005	824,261		16.1060		13,288,164	0.57		1.40			6.52
	December 31, 2004	1,015,710		15.1201		15,379,310	0.93		1.40			14.23
	December 31, 2003	1,200,316		13.2370		15,908,316	0.85		1.40			23.59
	December 31, 2002	1,429,972		10.7105		15,332,331	0.42		1.40			(26.18)
RG1
	December 31, 2006	2,530		13.2717		33,570	0.64		1.60			11.63
	December 31, 2005	3,460	11.8893	to	11.9594	41,298	0.44	1.45	to	1.60	4.69	to	4.85
	December 31, 2004	3,559	11.3565	to	11.4062	40,524	0.47	1.45	to	1.60	12.46	to	12.63
	December 31, 2003	3,456	10.0987	to	10.1274	34,963	0.58	1.45	to	1.60	25.46	to	25.65
	December 31, 2002 (a)	3,173	8.0495	to	8.0601	25,565		1.45	to	1.60	(19.50)	to	(19.40)
RGS
	December 31, 2006	126,961		16.0362		2,050,327	0.64		1.40			12.17
	December 31, 2005	174,420		14.2962		2,507,227	0.70		1.40			5.09
	December 31, 2004	204,453		13.6039		2,805,277	0.67		1.40			13.04
	December 31, 2003	215,089		12.0342		2,610,268	0.81		1.40			26.10
	December 31, 2002	245,892		9.5433		2,364,543	0.69		1.40			(22.49)
(a) for the period March 1, 2002 (commencement of operations) through December 31, 2002.
(b) for the period May 1, 2002 (commencement of operations) through August 2, 2002.

Regatta NY, Regatta Gold NY, Regatta Extra NY, Sun Life Financial Masters Flex NY, Sun Life Financial Masters Extra NY, Sun Life Financial Masters Access NY, Sun Life Financial Masters Choice NY, Sun Life Financial Masters Reward NY, and Sun Life Financial Masters Select NY Sub-Accounts Included in Sun Life (N.Y.) Variable Account C

Notes to Financial Statements - continued

(6) Financial Highlights - continued

		At December 31					For year ended December 31
							Investment
			Unit Fair Value				Income	Expense Ratio			Total Return
		Units	lowest to highest			Net Assets	Ratio*	lowest to highest**			lowest to highest***

RI1
	December 31, 2006	357,917	$15.3754	to	$22.2552	$7,379,017	0.78%	1.35%	to	2.25%	24.40%	to	25.54%
	December 31, 2005	171,687	12.2908	to	17.7904	2,823,350	0.53	1.35	to	2.25	13.59	to	14.63
	December 31, 2004	93,242	13.0284	to	15.5751	1,377,925	0.32	1.35	to	2.25	18.23	to	19.32
	December 31, 2003	20,234	12.0499	to	13.0994	255,695	0.21	1.45	to	2.10	26.13	to	31.47
	December 31, 2002 (a)	3,371	9.1793	to	9.1914	30,944			1.40		(8.21)	to	(8.09)
RIS
	December 31, 2006	87,103		19.6230		1,709,195	1.21		1.40			25.72
	December 31, 2005	97,912		15.6089		1,528,297	0.77		1.40			14.96
	December 31, 2004	95,205		13.5781		1,293,283	0.48		1.40			19.52
	December 31, 2003	90,142		11.3603		1,024,519	0.63		1.40			32.01
	December 31, 2002	91,617		8.6056		788,787	0.25		1.40			(12.70)
SG1
	December 31, 2006	72,958	10.5757	to	13.3719	938,430		1.35	to	2.30	3.93	to	4.94
	December 31, 2005	86,895	10.1034	to	12.7877	1,075,147	0.12	1.35	to	2.30	(1.15)	to	(0.19)
	December 31, 2004	91,082	10.1483	to	12.8576	1,135,154		1.35	to	2.30	4.12	to	5.14
	December 31, 2003	57,154	9.6768	to	12.2726	684,286		1.60	to	2.30	5.92	to	25.02
	December 31, 2002 (a)	501		7.7404		3,882			1.60			(22.60)
SGS
	December 31, 2006	40,477		6.0650		300,899			1.40			5.11
	December 31, 2005	45,047		5.7700		315,301	0.43		1.40
	December 31, 2004	65,477		5.7697		436,200			1.40			5.35
	December 31, 2003	75,194		5.4770		412,092			1.40			25.77
	December 31, 2002	64,100		4.3547		279,343			1.40			(31.07)
SI1
	December 31, 2006	16,089	11.4054	to	12.9828	205,987	5.31	1.45	to	2.10	4.22	to	4.91
	December 31, 2005	12,321	10.9434	to	12.3750	150,317	6.76	1.45	to	2.10	(0.52)	to	0.14
	December 31, 2004	10,974	11.0007	to	12.3579	133,793	4.34	1.45	to	2.10	5.56	to	6.26
	December 31, 2003	11,880	10.4214	to	11.6298	137,129	3.74	1.45	to	2.10	4.21	to	10.85
	December 31, 2002 (a)	7,443	10.4780	to	10.4918	78,016		1.45	to	1.60	4.78	to	4.92
SIS
	December 31, 2006	123,374		13.9445		1,720,388	6.26		1.40			5.24
	December 31, 2005	127,158		13.2500		1,684,849	7.04		1.40			0.49
	December 31, 2004	115,341		13.1860		1,520,896	4.65		1.40			6.55
	December 31, 2003	103,290		12.3757		1,278,288	4.36		1.40			11.33
	December 31, 2002	68,782		11.1163		764,611	4.41		1.40			6.00
SVS
	December 31, 2006	7,004	12.4844	to	16.1127	103,723	0.58	1.45	to	1.90	11.77	to	12.28
	December 31, 2005	8,755	11.1193	to	14.3873	117,542	0.81	1.45	to	1.90	(2.60)	to	(2.16)
	December 31, 2004	10,727	11.3182	to	14.7416	140,840	0.26	1.45	to	1.90	15.53	to	16.06
	December 31, 2003 (c)	2,637	9.7920	to	12.7343	27,977		1.45	to	1.90	17.75	to	25.17
MFJ
	December 31, 2006	5,424,953	11.4617	to	14.1725	71,318,399	2.57	1.35	to	2.30	9.34	to	10.40
	December 31, 2005	4,829,607	10.4399	to	12.8828	58,024,496	2.20	1.35	to	2.30	0.45	to	1.43
	December 31, 2004	2,463,547	11.4940	to	12.7465	29,877,682	1.94	1.35	to	2.30	8.58	to	9.64
	December 31, 2003	420,181	10.5516	to	11.6673	4,718,337	1.98	1.35	to	2.30	5.52	to	15.14
	December 31, 2002 (a)	106,131	9.4345	to	9.4469	1,002,290	0.69	1.45	to	1.60	(5.66)	to	(5.53)
TRS
	December 31, 2006	1,393,409	21.9322	to	29.0896	33,083,819	2.86		1.40			10.68
	December 31, 2005	1,702,854	19.8165	to	26.2834	36,706,948	2.71		1.40			1.60
	December 31, 2004	2,026,951	19.5035	to	25.8684	43,249,220	2.55		1.40			9.93
	December 31, 2003	3,136,523	17.7421	to	23.5321	46,500,860	3.43		1.40			15.53
	December 31, 2002	2,734,379	15.3567	to	20.3682	46,320,941	3.17		1.40			(7.02)
MFE
	December 31, 2006	76,249	16.1374	to	27.8488	1,771,838	1.81	1.35	to	1.90	29.46	to	30.18
	December 31, 2005	23,573	12.4397	to	21.4676	421,576	0.69	1.35	to	1.90	14.76	to	15.46
	December 31, 2004	13,683	14.7396	to	18.6691	211,362	1.61	1.60	to	1.90	27.54	to	27.93
	December 31, 2003	8,106	12.0079	to	14.6081	97,904		1.65	to	1.90	20.08	to	33.85
	December 31, 2002 (a)	566		8.6075		4,873	8.53		1.60			(13.92)

(a) for the period March 1, 2002 (commencement of operations) through December 31, 2002.
(c) for the period June 1, 2003 (commencement of operations) through December 31, 2003.

Regatta NY, Regatta Gold NY, Regatta Extra NY, Sun Life Financial Masters Flex NY, Sun Life Financial Masters Extra NY, Sun Life Financial Masters Access NY, Sun Life Financial Masters Choice NY, Sun Life Financial Masters Reward NY, and Sun Life Financial Masters Select NY Sub-Accounts Included in Sun Life (N.Y.) Variable Account C

Notes to Financial Statements - continued

(6) Financial Highlights - continued

		At December 31					For year ended December 31
							Investment
			Unit Fair Value				Income	Expense Ratio			Total Return
		Units	lowest to highest			Net Assets	Ratio*	lowest to highest**			lowest to highest***
UTS
	December 31, 2006	287,598	$33.9018	to	$45.4603	$10,428,555	3.09%		1.40%			30.46%
	December 31, 2005	356,174	25.9861	to	34.8457	9,861,655	0.99		1.40			15.68
	December 31, 2004	388,146	22.4641	to	30.1230	9,297,913	1.99		1.40			28.57
	December 31, 2003	443,600	17.4725	to	23.4295	8,283,068	3.17		1.40			34.38
	December 31, 2002	478,770	13.0025	to	17.4356	6,618,318	3.82		1.40			(24.90)
MV1
	December 31, 2006	122,386	12.9834	to	16.9891	1,964,208	1.19	1.35	to	2.10	18.13	to	19.04
	December 31, 2005	106,028	10.9459	to	14.3229	1,436,246	1.14	1.35	to	2.10	4.12	to	4.91
	December 31, 2004	100,522	12.2231	to	13.7009	1,300,778	1.11	1.35	to	2.10	12.76	to	13.62
	December 31, 2003	49,505	10.7850	to	12.1013	555,117	1.31	1.45	to	2.10	19.27	to	23.27
	December 31, 2002 (a)	25,856	8.7622	to	8.7737	226,673	0.64	1.45	to	1.60	(12.38)	to	(12.26)
MVS
	December 31, 2006	380,215		17.4286		6,626,533	1.57		1.40			19.29
	December 31, 2005	461,544		14.6101		6,743,170	1.40		1.40			5.13
	December 31, 2004	511,261		13.8973		7,105,118	1.31		1.40			13.92
	December 31, 2003	536,813		12.1988		6,548,504	1.63		1.40			23.59
	December 31, 2002	573,552		9.8707		5,694,570	0.77		1.40			(14.77)
OCA
	December 31, 2006	143,656	11.2386	to	14.3557	1,943,044	0.17	1.35	to	2.30	5.21	to	6.23
	December 31, 2005	119,613	10.6384	to	13.5615	1,553,023	0.68	1.35	to	2.30	2.46	to	3.45
	December 31, 2004	105,606	11.2637	to	13.1557	1,336,987	0.19	1.35	to	2.30	4.16	to	5.17
	December 31, 2003 (c)	52,771	10.7535	to	12.5533	648,175		1.35	to	2.30	7.53	to	28.47
OGG
	December 31, 2006	147,390	14.0614	to	16.0296	2,336,311	0.50	1.35	to	2.05	14.96	to	15.78
	December 31, 2005	34,077	12.2124	to	13.8445	465,228	0.48	1.35	to	1.90	11.90	to	12.52
	December 31, 2004 (g)	10,232	12.2305	to	12.3035	125,314	0.50	1.35	to	1.90	16.61	to	17.27
OMG
	December 31, 2006	2,671,731	12.1272	to	14.9576	38,000,053	0.74	1.35	to	2.30	12.13	to	13.21
	December 31, 2005	1,349,644	10.7716	to	13.2587	16,985,237	0.83	1.35	to	2.30	3.32	to	4.32
	December 31, 2004	504,529	11.4234	to	12.7551	6,176,660	0.13	1.35	to	2.30	6.63	to	7.67
	December 31, 2003 (c)	5,592	11.7085	to	11.8889	66,347		1.65	to	1.90	17.08	to	24.29
OMS
	December 31, 2006	45,827	13.1673	to	19.7857	792,129	0.02	1.35	to	2.10	12.26	to	13.11
	December 31, 2005	18,961	13.5865	to	17.5539	311,642	-	1.35	to	2.10	7.42	to	8.24
	December 31, 2004	8,062	12.6034	to	16.2753	115,669	-	1.35	to	2.10	16.67	to	17.57
	December 31, 2003 (f)	898	13.1022	to	13.1405	11,791	-	1.65	to	2.10	31.02	to	31.41
PMB
	December 31, 2006	27,761	12.1326	to	19.6898	526,080	5.39	1.35	to	1.90	7.21	to	7.80
	December 31, 2005	13,934	17.2965	to	18.2643	249,962	5.39	1.35	to	1.90	8.68	to	9.29
	December 31, 2004 (g)	2,016	15.9144	to	16.6352	32,670	3.71	1.55	to	1.90	9.99	to	10.38
PLD
	December 31, 2006	3,653,967	9.9799	to	10.2799	37,139,469	4.25	1.35	to	2.30	1.59	to	2.58
	December 31, 2005	1,778,199	9.8235	to	10.0216	17,682,317	2.92	1.35	to	2.30	(1.30)	to	(0.35)
	December 31, 2004 (g)	807,314	9.9532	to	10.0564	8,076,230	1.35	1.35	to	2.30	(0.50)	to	0.47
PRR
	December 31, 2006	214,328	10.1193	to	11.9027	2,353,218	4.23	1.35	to	2.05	(1.34)	to	(0.64)
	December 31, 2005	201,615	10.2208	to	12.0220	2,221,542	2.88	1.35	to	2.05	0.01	to	0.72
	December 31, 2004	86,845	10.7964	to	11.9780	960,293	-	1.35	to	2.05	6.68	to	7.44
	December 31, 2003 (c)	7,757	10.0967	to	11.1879	83,631	0.70	1.35	to	1.90	0.97	to	7.00
PTR
	December 31, 2006	318,132	10.3769	to	11.4062	3,463,992	4.45	1.35	to	2.30	1.47	to	2.45
	December 31, 2005	217,983	10.1738	to	11.1726	2,333,104	3.46	1.35	to	2.30	0.10	to	1.13
	December 31, 2004	144,404	10.2161	to	11.0931	1,551,228	1.91	1.35	to	2.30	2.47	to	3.47
	December 31, 2003 (c)	72,474	9.9695	to	10.7591	756,512	2.29	1.65	to	2.30	(0.30)	to	3.26
PRA
	December 31, 2006 (x)	8,418	10.4937	to	10.5558	88,639	7.06	1.35	to	1.85	2.73	to	3.25

(a) for the period March 1, 2002 (commencement of operations) through December 31, 2002.
(c) for the period June 1, 2003 (commencement of operations) through December 31, 2003.
(f) for the period October 1, 2003 (commencement of operations) through December 31, 2003.
(g) for the period February 2, 2004 (commencement of operations) through December 31, 2004.
(x) fund opened in prior year, first activity in current year.

Regatta NY, Regatta Gold NY, Regatta Extra NY, Sun Life Financial Masters Flex NY, Sun Life Financial Masters Extra NY, Sun Life Financial Masters Access NY, Sun Life Financial Masters Choice NY, Sun Life Financial Masters Reward NY, and Sun Life Financial Masters Select NY Sub-Accounts Included in Sun Life (N.Y.) Variable Account C

Notes to Financial Statements - continued

(6) Financial Highlights - continued

		At December 31					For year ended December 31
							Investment
			Unit Fair Value				Income	Expense Ratio			Total Return
		Units	lowest to highest			Net Assets	Ratio*	lowest to highest**			lowest to highest***

PCR
	December 31, 2006 (x)	35,770	$9.7845	to	$9.8483	$350,898	6.37%	1.35%	to	1.90%	(4.94)%	to	(4.40)%
SSA
	December 31, 2006	9,318	12.5498	to	12.8953	119,061	2.20	1.35	to	1.70	17.75	to	18.16
	December 31, 2005 (x)	966	10.6584	to	10.9132	10,453		1.35	to	1.70	(2.65)	to	(2.31)
	December 31, 2004 (g)
LGF
	December 31, 2006 (i)	1,957	9.8538	to	9.8571	19,289		1.85	to	1.90	(1.46)	to	(1.43)
IGB
	December 31, 2006	60,421	10.3528	to	10.7963	646,258	5.23	1.35	to	1.90	3.15	to	3.73
	December 31, 2005	9,809	10.0366	to	10.4083	100,797	4.53	1.35	to	1.90	(0.19)	to	0.36
	December 31, 2004 (g)	950	10.3370	to	10.3514	9,825	3.80	1.55	to	1.70	3.37	to	3.51
SRE
	December 31, 2006	410,253	16.1358	to	18.3844	7,400,362	1.38	1.35	to	2.30	35.47	to	36.78
	December 31, 2005	214,281	11.8388	to	13.4410	2,842,031	1.44	1.35	to	2.30	6.86	to	7.89
	December 31, 2004 (g)	71,956	12.3482	to	12.4577	892,341		1.35	to	2.30	23.48	to	24.58
SC3
	December 31, 2006	22,799	20.9766	to	27.3850	587,636	1.58	1.35	to	2.30	35.78	to	37.09
	December 31, 2005	31,220	15.3628	to	20.0460	589,534	1.53	1.35	to	2.30	7.16	to	8.19
	December 31, 2004	36,312	14.2570	to	18.5935	637,209	1.72	1.35	to	2.30	30.25	to	31.52
	December 31, 2003 (c)	24,813	10.8848	to	14.1883	332,092		1.35	to	2.30	8.85	to	33.64
CMM
	December 31, 2006	4,289	10.2888	to	10.3821	44,249	6.76	1.35	to	1.85	2.41	to	2.93
	December 31, 2005 (e)	1,879	10.0463	to	10.0862	18,897	1.54	1.35	to	1.85	0.46	to	0.86
WTF
	December 31, 2006	2,020	13.5121	to	13.6344	27,330	0.24	1.35	to	1.85	17.49	to	18.09
	December 31, 2005 (e)	1,554	11.5003	to	11.5458	17,871		1.35	to	1.85	15.00	to	15.46

(c) for the period June 1, 2003 (commencement of operations) through December 31, 2003.
(g) for the period February 2, 2004 (commencement of operations) through December 31, 2004.
(i) for the period May 1, 2006 (commencement of operations) through December 31, 2006.
(x) fund opened in prior year, first activity in current year.

* Represents the dividends, excluding distributions of capital gains, received by the Sub-Account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. The ratio excludes those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the underlying fund in which the Sub-Accounts invest.

** Ratio represents the annualized contract expenses of the separate account. The ratio includes only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expense of the underlying fund are excluded.

*** Represents the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expense assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period.

Report of Independent Registered Public Accounting Firm

To the Participants in Regatta NY, Regatta Gold NY, Regatta Extra NY, Sun Life Financial Masters Flex NY, Sun Life Financial Masters Extra NY, Sun Life Financial Masters Access NY, Sun Life Financial Masters Choice NY, Sun Life Financial Masters Reward NY, and Sun Life Financial Masters Select NY Sub-Accounts of Sun Life (N.Y.) Variable Account C and the Board Directors of Sun Life Insurance and Annuity Company of New York:

We have audited the accompanying statements of condition of Columbia Funds VIT Marsico 21st Century Portfolio Sub-Account, Columbia Funds VIT Marsico Growth Portfolio Sub-Account, Columbia Funds VIT Marsico International Opportunities Portfolio Sub-Account, Fidelity VIP Freedom 2010 Portfolio Sub-Account, Fidelity VIP Freedom 2015 Portfolio Sub-Account, Fidelity VIP Freedom 2020 Portfolio Sub-Account, Franklin Templeton VIP Mutual Shares Securities Fund Sub-Account, Franklin Templeton VIP Developing Markets Securities Fund Sub-Account, Franklin Templeton VIP Growth Securities Fund Class 2 Sub-Account, Franklin Templeton VIP Foreign Securities Fund Sub-Account, Franklin Templeton VIP Value Securities Fund Sub-Account, Lord Abbett Series All Value Portfolio Sub-Account, Lord Abbett Series Growth & Income Portfolio Sub-Account, Lord Abbett Series Growth Opportunities Portfolio Sub-Account, Lord Abbett Series Mid-Cap Value Portfolio Sub-Account, MFS/Sun Life Bond S Class Sub-Account, MFS/Sun Life Bond Series Sub-Account, MFS/Sun Life Capital Appreciation S Class Sub-Account, MFS/Sun Life Capital Appreciation Series Sub-Account, MFS/Sun Life Capital Opportunities S Class Sub-Account, MFS/Sun Life Capital Opportunities Series Sub-Account, MFS/Sun Life Emerging Growth S Class Sub-Account, MFS/Sun Life Emerging Growth Series Sub-Account, MFS/Sun Life Emerging Markets Equity S Class Sub-Account, MFS/Sun Life Emerging Markets Equity Series Sub-Account, MFS/Sun Life Global Governments S Class Sub-Account, MFS/Sun Life Global Governments Series Sub-Account, MFS/Sun Life Global Growth S Class Sub-Account, MFS/Sun Life Global Growth Series Sub-Account, MFS/Sun Life Global Total Return S Class Sub-Account, MFS/Sun Life Global Total Return Series Sub-Account, MFS/Sun Life Government Securities S Class Sub-Account, MFS/Sun Life Government Securities Series Sub-Account, MFS/Sun Life High Yield S Class Sub-Account, MFS/Sun Life High Yield Series Sub-Account, MFS/Sun Life International Growth S Class Sub-Account, MFS/Sun Life International Growth Series Sub-Account, MFS/Sun Life International Investors Trust S Class Sub-Account, MFS/Sun Life International Investors Trust Series Sub-Account, MFS/Sun Life Massachusetts Investors Growth Stock S Class Sub-Account, MFS/Sun Life Massachusetts Investors Growth Stock Series Sub-Account, MFS/Sun Life Massachusetts Investors Trust S Class Sub-Account, MFS/Sun Life Massachusetts Investors Trust Series Sub-Account, MFS/Sun Life Mid Cap Growth S Class Sub-Account, MFS/Sun Life Mid Cap Value S Class Sub-Account, MFS/Sun Life Money Market S Class Sub-Account, MFS/Sun Life Money Market Series Sub-Account, MFS/Sun Life New Discovery S Class Sub-Account, MFS/Sun Life New Discovery Series Sub-Account, MFS/Sun Life Research S Class Sub-Account, MFS/Sun Life Research Series Sub-Account, MFS/Sun Life Research Growth and Income S Class Sub-Account, MFS/Sun Life Research Growth and Income Series Sub-Account, MFS/Sun Life Research International S Class Sub-Account, MFS/Sun Life Research International Series Sub-Account, MFS/Sun Life Strategic Growth S Class Sub-Account, MFS/Sun Life Strategic Growth Series Sub-Account, MFS/Sun Life Strategic Income S Class Sub-Account, MFS/Sun Life Strategic Income Series Sub-Account, MFS/Sun Life Strategic Value S Class Sub-Account , MFS/Sun Life Total Return S Class Sub-Account, MFS/Sun Life Total Return Series Sub-Account, MFS/Sun Life Utilities S Class Sub-Account, MFS/Sun Life Utilities Series Sub-Account, MFS/Sun Life Value S Class Sub-Account, MFS/Sun Life Value Series Sub-Account, Oppenheimer VA Capital Appreciation Fund Sub-Account, Oppenheimer VA Global Securities Fund Sub-Account, Oppenheimer VA Main Street Fund Sub-Account, Oppenheimer VA Main Street Small Cap Fund Sub-Account, PIMCO VIT Emerging Markets Bond Portfolio Sub-Account, PIMCO VIT Low Duration Portfolio Sub-Account, PIMCO VIT Real Return Portfolio Sub-Account, PIMCO VIT Total Return Portfolio Sub-Account, PIMCO VIT All Asset Portfolio Sub-Account, PIMCO VIT Commodity Real Return Strategy Portfolio Sub-Account, Sun Capital All Cap S Class Sub-Account, Sun Capital FI Large Cap Growth Fund Sub-Account, Sun Capital Investment Grade Bond S Class Sub-Account, Sun Capital Real Estate Fund S Class Sub-Account, Sun Capital Real Estate Fund Sub-Account, Sun Capital Money Market S Class Sub-Account, and Wanger Select Sub-Account of Sun Life (N.Y.) Variable Account C (collectively the "Sub-Accounts"), as of December 31, 2006, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the period then ended, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Sub-Accounts management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Sub-Accounts are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Sub-Accounts’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Sub-Accounts as of December 31, 2006, the results of their operations for the year then ended, the changes in their net assets for each of the years in the period then ended, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

April 20, 2007
Boston, Massachusetts

PART C
OTHER INFORMATION

Item 24. FINANCIAL STATEMENTS AND EXHIBITS

(a)	The following Financial Statements are included in the Registration Statement:

	A.	Condensed Financial Information - Accumulation Unit Values (Part A)

	B.	Financial Statements of the Depositor (Part B)

Audited:

		1.	Statements of Income, Years Ended December 31, 2006, 2005 and 2004;
		2.	Balance Sheets, December 31, 2006 and 2005,
		3.	Statements of Comprehensive Income, Years Ended December 31, 2006, 2005 and 2004
		4.	Statements of Stockholder's Equity, Years Ended December 31, 2006, 2005 and 2004;
		5.	Statements of Cash Flows, Years Ended December 31, 2006, 2005 and 2004;
		6.	Notes to Financial Statements; and
		7.	Report of Independent Registered Public Accounting Firm.

	C.	Financial Statements of the Registrant (Part B)

		1.	Statement of Condition, December 31, 2006;
		2.	Statement of Operations, Year Ended December 31, 2006;
		3.	Statements of Changes in Net Assets, Years Ended December 31, 2006 and December 31, 2005;
		4.	Notes to Financial Statements; and
		5.	Report of Independent Registered Public Accounting Firm.

(b)	The following Exhibits are incorporated in the Registration Statement by reference unless otherwise indicated:

(1)
Resolution of the Board of Directors of the depositor dated December 3, 1984, authorizing the establishment of the Registrant (Incorporated by reference to Post-Effective Amendment No. 4 to the Registration Statement on Form N-4, File No. 333-05037, filed on March 29, 2000);

(2)	Not applicable;

(3)(a)
Marketing Coordination Agreement between the Depositor, MFS Fund Distributors, Inc. and Clarendon Insurance Agency, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement on Form N-4, File No. 333-05037, filed on March 29, 2000);

(3)(b)(i)
Specimen Sales Operations and General Agent Agreement (Incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement on Form N-4, File No. 333-05037, filed on March 29, 2000);

(3)(b)(ii)
Specimen Broker-Dealer Supervisory and Service Agent Agreement (Incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement on Form N-4, File No. 333-05037, filed on March 29, 2000);

(3)(b)(iii)
Specimen Broker-Dealer Supervisory and Service Agent Agreement (Type 4) (Incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement on Form N-4, File No. 333-05037, filed on March 29, 2000);

(3)(c)(i)
Administrative Services Agreement by and between Sun Life Assurance Company of Canada, Sun Life Assurance Company of Canada (U.S.) and Sun Life Insurance and Annuity Company of New York, dated November 21, 2000 (Incorporated herein by reference to the Registration Statement of Sun Life (N.Y.) Variable Account D on Form N-6, File No. 333-105437, filed on May 21, 2003);

(3)(c)(ii)
Amendment No. 1, dated January 1, 2002, to the Administrative Services Agreement by and between Sun Life Assurance Company of Canada, Sun Life Assurance Company of Canada (U.S.) and Sun Life Insurance and Annuity Company of New York, dated November 21, 2000 (Incorporated herein by reference to Post-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-119151, filed on May 2, 2005);

(4)(a)
Specimen Flexible Payment Deferred Combination Variable and Fixed Individual Annuity Contract (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-119154, filed on December 29, 2004);

(4)(b)
Specimen Secured Returns 2 Rider to Flexible Payment Combination Fixed/Variable Individual Annuity Contract filed as Exhibit (4)(a) (Incorporated herein by reference to Post-Effective Amendment No. 3 to the Registration Statement on Form N-4, File No. 333-107983, filed on May 28, 2004);

(4)(c)
Specimen Secured Returns for Life Rider to Flexible Payment Combination Fixed/Variable Individual Annuity Contract filed as Exhibit (4)(a) (Incorporated herein by reference to Post-Effective Amendment No. 9 to the Registration Statement on Form N-4, File No. 333-83516, filed on August 2, 2005);

(4)(d)
Specimen Secured Returns for Life Plus Rider to Flexible Payment Combination Fixed/Variable Individual Annuity Contract filed as Exhibit (4)(a) (Incorporated herein by reference to Post-Effective Amendment No. 13 to the Registration Statement on Form N-4, File No. 333-83516, filed on February 3, 2006);

(4)(e)
Specimen INControl Benefit Rider to Flexible Payment Combination Fixed/Variable Individual Annuity Contract filed as Exhibit (4)(a) (Incorporated herein by reference to Post-Effective Amendment No. 19 to the Registration Statement on Form N-4, File No. 333-83516, filed on September 22, 2006);

(4)(f)
Specimen Rider to Flexible Payment Combination Fixed/Variable Individual Annuity Contract filed as Exhibit (4)(a) (Incorporated herein by reference to Post-Effective Amendment No. 19 to the Registration Statement on Form N-4, File No. 333-83516, filed on September 22, 2006);

(5)
Specimen Application used with the variable annuity contract filed as Exhibit (4)(a) (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-119154, filed on December 29, 2004);

(6)	Charter and By-Laws of the Depositor (Incorporated herein by reference to the Depositor's Quarterly Report on Form 10-Q, File No. 333-01079, filed on May 14, 2004);

(7)	Not Applicable;

(8)(a)
Amended and Restated Participation Agreement by and among MFS/Sun Life Services Trust, Sun Life Assurance Company of Canada (U.S.), Sun Life Insurance and Annuity Company of New York, and Massachusetts Financial Services Company (Incorporated herein by reference to Post-Effective Amendment No. 3 to the Registration Statement on Form N-4, File No. 333-107983, filed on May 28, 2004);

(8)(b)
Participation Agreement dated April 17, 2000 by and among AIM Variable Insurance Funds, Inc., AIM Distributors, Inc., Sun Life Insurance and Annuity Company of New York on behalf of itself and its separate accounts, and Clarendon Insurance Agency, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 23 to Registration Statement on Form N-4, File No. 333-67864, filed on November 6, 2002);

(8)(c)
Amended and Restated Participation Agreement dated December 18, 2004, by and among Sun Capital Advisers Trust, Sun Capital Advisers, Inc., Sun Life Assurance Company of Canada (U.S.) and Sun Life Insurance and Annuity Company of New York (Incorporated herein by reference to Post-Effective Amendment No. 8 to Registration Statement of Sun Life of Canada (U.S.) Variable Account F on Form N-4, File No. 333-83516, filed on April 28, 2005);

(8)(d)
Participation Agreement dated April 30, 2001 by and among Rydex Variable Trust, Rydex Distributors, Inc., and Sun Life Assurance Company of Canada (U.S.). (Incorporated herein by reference to Post-Effective Amendment No. 7 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account F on Form N-4, File No. 333-82957, filed on July 27, 2001);

(8)(e)
Amended and Restated Participation Agreement dated September 1, 2004 among Variable Insurance Products Funds, Fidelity Distributors Corporation and Sun Life Insurance and Annuity Company of New York (Incorporated herein by reference to Post-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-119151, filed on May 2, 2005);

(8)(f)
Participation Agreement dated September 1, 2001 by and among Sun Life Insurance and Annuity Company of New York, Clarendon Insurance Agency, Inc., Alliance Capital Management L.P., and Alliance Fund Distributors, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 23 to the Registration Statement on Form N-4, File No. 333-67864, filed on November 6, 2002);

(8)(g)
Participation Agreement dated February 17, 1998 by and among Lord Abbett Series Fund Inc., Lord Abbett & Co., and Sun Life Assurance Company of Canada (U.S.) (Incorporated herein by reference to Post-Effective Amendment No. 23 to the Registration Statement on Form N-4, File No. 333-67864, filed on November 6, 2002);

(8)(h)
Participation Agreement dated September 16, 2002 by and among Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc. and Sun Life Insurance and Annuity Company of New York (Incorporated herein by reference to Registration Statement of KBL Variable Account A on Form N-4, File No. 333-102278, filed on December 31, 2002);

(8)(i)
Participation Agreement by and among Wanger Advisors Trust, Liberty Funds Distributors, Inc. and Sun Life Insurance and Annuity Company of New York (Incorporated herein by reference to Registration Statement of KBL Variable Account A on Form N-4, File No. 333-102274, filed on December 31, 2002);

(8)(j)
Participation Agreement among Liberty Variable Investment Trust, Liberty Funds Distributor, Inc. and Sun Life Insurance and Annuity Company of New York (Incorporated by reference to the Registration Statement of KBL Variable Account A on Form N-4, File No. 333-102274, filed on December 31, 2002);

(8)(k)
Participation Agreement among MFS Variable Insurance Trust, Sun Life Insurance and Annuity Company of New York, on behalf of itself and its Separate Accounts, and Clarendon Insurance Agency, Inc. (Incorporated herein by reference to the Registration Statement of KBL Variable Account A on Form N-4, File No. 333-102274, filed on December 31, 2002);

(8)(l)
Participation Agreement among SteinRoe Variable Investment Trust, Liberty Funds Distributor, Inc. and Sun Life Insurance and Annuity Company of New York (Incorporated herein by reference to the Registration Statement of KBL Variable Account A on Form N-4, File No. 333-102274, filed on December 31, 2002);

(8)(m)
Participation Agreement among Oppenheimer Variable Account Funds, Oppenheimerfunds, Inc. and Sun Life Insurance and Annuity Company of New York (Incorporated herein by reference to Post-Effective Amendment No. 3 to the Registration Statement on Form N-4, File No. 333-107983, filed on May 28, 2004);

(8)(n)
Participation Agreement Among Sun Life Assurance Company of Canada (U.S.), Sun Life Insurance and Annuity Company of New York, PIMCO Variable Insurance Trust, and PIMCO Funds Distributors LLC (Incorporated herein by reference to the Registration Statement of Keyport Variable Account A on Form N-4, File No. 333-112506, filed on February 5, 2004);

(8)(o)
Participation Agreement dated February 15, 2005 among Nations Separate Account Trust, BACAP Distributors, LLC, Sun Life Assurance Company of Canada (U.S.) and Sun Life Insurance and Annuity Company of New York (Incorporated herein by reference to Post-Effective Amendment No. 8 to Registration Statement of Sun Life of Canada (U.S.) Variable Account F on Form N-4, File No. 333-83516, filed on April 28, 2005);

(8)(p)
Participation Agreement by and among Wanger Advisors Trust, Columbia Funds Distributors, Inc., Sun Life Assurance Company of Canada (U.S.), and Sun Life Insurance and Annuity Company of New York (Incorporated herein by reference to Post-Effective Amendment No. 8 to Registration Statement of Sun Life of Canada (U.S.) Variable Account F on Form N-4, File No. 333-83516, filed on April 28, 2005);

(8)(q)
Participation Agreement by and among Liberty Variable Investment Trust, Columbia Funds Distributor, Inc., Sun Life Assurance Company of Canada (U.S.), and Sun Life Insurance and Annuity Company of New York (Incorporated herein by reference to Post-Effective Amendment No. 8 to Registration Statement of Sun Life of Canada (U.S.) Variable Account F on Form N-4, File No. 333-83516, filed on April 28, 2005);

(9)
Opinion and Consent of Counsel as to legality of securities being registered and Consent to its use (Incorporated by reference to the Registration Statement on Form N-4, File No. 333-119154, filed on September 21, 2004);

(10)	Consent of Independent Registered Public Accounting Firm;*

(10)(b)	Representation of Counsel pursuant to Rule 485(b);*

(11)	None;

(12)	Not Applicable;

(13)
Schedule for Computation of Performance Quotations (Incorporated herein by reference to Post-Effective Amendment No. 2 to the Registration Statement on Form N-4, File No. 333-05037, filed on April 24, 1998);

(14)	Not Applicable

(15)(a)	Powers of Attorney;*

(15)(b)
Resolution of the Board of Directors of the depositor dated July 24, 2003, authorizing the use of powers of attorney for Officer signatures (Incorporated herein by reference to Post-Effective Amendment No. 3 to the Registration Statement on Form N-4, File No. 333-100475, filed on April 23, 2004);

(16)
Organizational Chart (Incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement of Keyport Variable Account A on Form N-4, File No. 333-114126, filed on April 25, 2007).

* Filed herewith

Item 25. DIRECTORS AND OFFICERS OF THE DEPOSITOR

Name and Principal Business Address*	Positions and Offices With Depositor

Thomas A. Bogart Sun Life Assurance Company of Canada 150 King Street West, SC 114D10 Toronto, Ontario Canada M5H 1J9	Director
Scott M. Davis Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park, SC 3358 Wellesley Hills, MA 02481	Senior Vice President and General Counsel and Director
Mary M. Fay Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park, SC 4250 Wellesley Hills, MA 02481	Senior Vice President and General Manager, Annuities and Director
Ronald H. Friesen Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park, SC 3380 Wellesley Hills, MA 02481	Senior Vice President and Chief Financial Officer and Treasurer and Director
Keith Gubbay Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park, SC 3370 Wellesley Hills, MA 02481	Senior Vice President and Chief Actuary and Director
Leila Heckman Bear Stearns Asset Management 383 Madison Avenue New York, NY 10179	Director
Donald B. Henderson, Jr. LeBoeuf, Lamb, Greene & MacRae, LLP 125 West 55th Street New York, NY 10019	Director
Peter R. O'Flinn 344 Cream Hill Road West Cornwall, CT 06796	Director
Robert C. Salipante Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park, SC 3376 Wellesley Hills, MA 02481	Director & Chairman and President
Barbara Z. Shattuck Shattuck Hammond Partners LLC 630 Fifth Avenue, Suite 2950 New York, NY 10019	Director
Michael E. Shunney Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park, SC 3364 Wellesley Hills, MA 02481	Senior Vice President and General Manager, Group Insurance and Director
David K. Stevenson 47 Village Avenue, Unit 301 Dedham, MA 02026	Director
Michele G. Van Leer Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park, SC 1114 Wellesley Hills, MA 02481	Senior Vice President and General Manager, Individual Insurance and Director
James M.A. Anderson Sun Life Assurance Company of Canada 150 King Street West, SC 104A25 Toronto, Ontario Canada M5H 1J9	Executive Vice President and Chief Investment Officer
Michael S. Bloom Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park, SC 1335 Wellesley Hills, MA 02481	Assistant Vice President and Senior Counsel and Secretary
Michael K. Moran Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park, SC 3305 Wellesley Hills, MA 02481	Vice President and Chief Accounting Officer and Controller
John R. Wright Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park , SC 2163 Wellesley Hills, MA 02481	Executive Vice President, Sun Life Financial U.S. Operations

Item 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT

No person is directly or indirectly controlled by the Registrant. The Registrant is a separate account of Sun Life Insurance and Annuity Company of New York, a wholly-owned subsidiary of Sun Life Assurance Company of Canada (U.S.), which is ultimately controlled by Sun Life Financial Inc.

The organization chart of Sun Life Insurance and Annuity Company of New York is incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement of Keyport Variable Account A on Form N-4, File No. 333-114126, filed April 25, 2007.

None of the companies listed in such Exhibit 16 is a subsidiary of the Registrant; therefore, the only financial statements being filed are those of Sun Life Insurance and Annuity Company of New York.

Item 27. NUMBER OF CONTRACT OWNERS

As of February 28, 2007 there were qualified and non-qualified contract owners.

Item 28. INDEMNIFICATION

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Sun Life Insurance and Annuity Company of New York pursuant to the certificate of incorporation, by-laws, or otherwise, Sun Life (N.Y.) has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Sun Life (N.Y.) of expenses incurred or paid by a director, officer, or controlling person of Sun Life (N.Y.) in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Sun Life (N.Y.) will, unless in the opinion of their counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by them is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29. PRINCIPAL UNDERWRITERS

(a) Clarendon Insurance Agency, Inc., a wholly-owned subsidiary of Sun Life Assurance Company of Canada (U.S.), acts as general distributor for the Registrant, Sun Life of Canada (U.S.) Variable Accounts C, D, E, F, G, I, and K, Keyport Variable Account A, KMA Variable Account, Keyport Variable Account I, KBL Variable Account A, KBL Variable Annuity Account, Sun Life (N.Y.) Variable Accounts A, B, D, J, and N, and Money Market Variable Account, High Yield Variable Account, Capital Appreciation Variable Account, Government Securities Variable Account, World Governments Variable Account, and Total Return Variable Account.

Name and Principal	Position and Offices
Business Address*	with Underwriter

Katherine E. Sarvary	President
Michele G. Van Leer	Director
Scott M. Davis	Director
Mary M. Fay	Director
Michael S. Bloom	Secretary
Ann B. Teixeira	Assistant Vice President, Compliance
Kathleen T. Baron	Chief Compliance Officer
Michael L. Gentile	Vice President
Raymond Scanlon	Vice President
William T. Evers	Assistant Vice President and Senior Counsel
Nancy C. Atherton	Assistant Vice President & Tax Officer
Jane F. Jette	Financial/Operations Principal and Treasurer
Alyssa Gair	Assistant Secretary
Amy E. Mercer	Assistant Secretary

*The principal business address of all directors and officers of the principal underwriter, is One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.

(b) Inapplicable.

Item 30. LOCATION OF ACCOUNTS AND RECORDS

Accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are maintained by Sun Life Insurance and Annuity Company of New York, in whole or in part, at its Home Office at 60 East 42nd Street, Suite 1115, New York, New York 10165, at the offices of Clarendon Insurance Agency, Inc. at One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481, or at the offices of Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.

Item 31. MANAGEMENT SERVICES

Not Applicable.

Item 32. UNDERTAKINGS

The Registrant hereby undertakes:

(a)
To file a post-effective amendment to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity Contracts may be accepted;

(b)
To include either (1) as part of any application to purchase a Contract offered by the prospectus, a space that an Applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the prospectus that the Applicant can remove to send for a Statement of Additional Information;

(c)	To deliver any Statement of Additional Information and any financial statements required to be made available under SEC Form N-4 promptly upon written or oral request.

(d)
Representation with respect to Section 26(f)(2)(A) of the Investment Company Act of 1940: Sun Life (N.Y.) represents that the fees and charges deducted under the Contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the insurance company.

The Registrant is relying on the no-action letter issued by the Division of Investment Management of the Securities and Exchange Commission to American Council of Life Insurance, Ref. No. IP-6-88, dated November 28, 1988, the requirements for which have been complied with by the Registrant.

SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness and has caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf, in the Town of Wellesley Hills, and Commonwealth of Massachusetts on this 25th day of April, 2007.

SUN LIFE (N.Y.) VARIABLE ACCOUNT C
(Registrant)

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(Depositor)

By: /s/ Robert C. Salipante*
Robert C. Salipante
President and Director

*By:	/s/ Sandra M. DaDalt
Sandra M. DaDalt
Assistant Vice President & Senior Counsel

As required by the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities with the Depositor, Sun Life Insurance and Annuity Company of New York, and on the dates indicated.

SIGNATURE	TITLE	DATE

/s/ Robert C. Salipante*	President and Director	April 25, 2007
Robert C. Salipante	(Principal Executive Officer)

/s/ Ronald H. Friesen*	Vice President and Chief Financial Officer and	April 25, 2007
Ronald H. Friesen	Treasurer and Director
(Principal Financial Officer)

/s/ Michael K. Moran*	Vice President and Chief Accounting Officer and Controller	April 25, 2007
Michael K. Moran	(Principal Accounting Officer)

*By: /s/ Sandra M. DaDalt	Attorney-in-Fact for:	April 25, 2007
Sandra M. DaDalt	Donald B. Henderson, Jr., Director
Peter R. O'Flinn, Director
David K. Stevenson, Director
Leila Heckman, Director
Barbara Z. Shattuck, Director
Thomas A. Bogart, Director
Scott M. Davis, Director
Mary M. Fay, Director
Keith Gubbay, Director
Michael E. Shunney, Director
Michele G. Van Leer, Director

*Sandra M. DaDalt has signed this document on the indicated date on behalf of the above Directors and Officers of the Depositor pursuant to powers of attorney duly executed by such persons and a resolution of the Board of Directors authorizing use of powers of attorney for Officer signatures. Resolution of Board of Directors is incorporated herein by reference to Post-Effective Amendment No. 3 to the Registration Statement on Form N-4, File No. 333-100475, filed on April 23, 2004. Powers of attorney are included herein as Exhibit (15)(a).

EXHIBITS

(10)(a)	Consent of Independent Registered Public Accounting Firm

(10)(b)	Representation of Counsel pursuant to Rule 485(b)

(15)(a)	Powers of Attorney